UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Whole Foods Market, Inc.

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July 21, 2017
Dear Fellow Shareholders:
You are cordially invited to attend a special meeting of the shareholders of Whole Foods Market, Inc. (“Whole Foods Market” or the “Company”), which we will hold at the Company’s headquarters located at 550 Bowie Street, Austin, Texas 78703, on August 23, 2017, at 8:30 a.m. local time.
At the special meeting, our shareholders will be asked to consider and vote on a proposal to approve the merger agreement that we entered into on June 15, 2017 (the “merger agreement”), providing for the acquisition of the Company by Amazon.com, Inc. (“Amazon.com”). The acquisition will occur by means of a merger of a wholly owned subsidiary of Amazon.com with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Amazon.com. If the merger agreement is approved by our shareholders and the merger is completed, each share of our common stock will be converted into the right to receive $42.00 per share in cash.
The Whole Foods Market board of directors unanimously recommends that our shareholders vote “FOR” the proposal to approve the merger agreement.
The enclosed proxy statement describes the merger agreement, the merger and related matters, and attaches a copy of the merger agreement. We urge shareholders to read the entire proxy statement carefully, as it sets forth the details of the merger agreement and other important information related to the merger.
Your vote is very important. The merger cannot be completed unless holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting vote in favor of the proposal to approve the merger agreement.
On behalf of the entire board of directors, I want to thank you for your continued support.
Sincerely,

Gabrielle Sulzberger Chair of the Board of Directors	John Mackey Chief Executive Officer and Co-Founder
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger, the merger agreement or the other transactions contemplated thereby or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
This proxy statement is dated July 21, 2017 and is first being mailed to shareholders on or about July 21,2017.

WHOLE FOODS MARKET, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Date:
August 23, 2017

Time:
8:30 a.m. local time

Place:
550 Bowie Street
Austin, Texas 78703

Record Date:
July 19, 2017

Meeting Agenda:
To consider and vote upon the following proposals:
1.
to approve the Agreement and Plan of Merger, dated as of June 15, 2017 (as it may be amended from time to time, the “merger agreement”), by and among Amazon.com, Inc., a Delaware corporation (“Amazon.com”), Walnut Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of Amazon.com (“Merger Sub”), and Whole Foods Market, Inc. (the “Company” or “Whole Foods Market”), pursuant to which Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger;

2.
to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger;

3.
to approve an amendment to our Amended and Restated Articles of Incorporation (the “Articles”) to set the number of authorized shares of our common stock at 600 million (the “Articles amendment”); and

4.
to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum.

Please Vote Your Shares:
We encourage shareholders to vote promptly. If you fail to vote or abstain from voting, the effect will be the same as a vote “AGAINST” the approval of the merger agreement. If you abstain from voting, the effect will be the same as a vote “AGAINST” the approval of the Articles amendment.
You may vote in the following ways:
By Telephone	By Internet	By Mail	In Person
You can vote by telephone by viewing the proxy materials at www.ProxyVote.com and using a touch-tone phone and the toll-free number provided at that time. You can also use a telephone to request a paper copy of the proxy materials.	You can vote online at www.ProxyVote.com. You will need the 12-digit control number on the proxy card.	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	You can vote in person at the special meeting. Please refer to the section entitled “The Special Meeting — Date, Time and Place of the Special Meeting” for further information regarding attending the special meeting.

The Whole Foods Market board of directors has unanimously determined that the merger is fair to, and in the best interests of, the Company and its shareholders, and unanimously approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Whole Foods Market board of directors unanimously recommends that the shareholders of Whole Foods Market vote (1) “FOR” the proposal to approve the merger agreement, (2) “FOR” the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, (3) “FOR” the proposal to approve an amendment to the Articles to set the number of authorized shares of our common stock at 600 million and (4) “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum. If you sign, date and return your proxy card without indicating how you wish to vote on a proposal, your proxy will be voted “FOR” each of the foregoing proposals in accordance with the recommendation of the Whole Foods Market board of directors.
Your vote is important, regardless of the number of shares of common stock you own. Please make sure your voice is heard in this important matter related to your investment. The approval of the merger agreement requires the affirmative vote of holders of a majority of the outstanding shares of common stock entitled to vote at the special meeting and is a condition to the completion of the merger. The approval of the amendment to the Articles requires the affirmative vote of holders of a majority of the outstanding shares of common stock entitled to vote at the special meeting. The approval of the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and the approval of the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum, each requires the affirmative vote of a majority of the votes cast with respect to that proposal, but is not a condition to the completion of the merger.
Shareholders who do not vote in favor of the proposal to approve the merger agreement, and who object in writing to the merger prior to the special meeting and comply with all of the applicable requirements of Texas law, which are summarized in the section entitled “Dissenters’ Rights of Whole Foods Market Shareholders” in the accompanying proxy statement and reproduced in their entirety in Annex C, will be entitled to dissenters’ rights of appraisal to obtain the fair value of their shares of common stock of Whole Foods Market.
You may revoke your proxy at any time before the vote is taken at the special meeting. You may revoke your proxy by notifying the Company at Whole Foods Market, Inc., 550 Bowie Street, Austin, Texas 78703, Attention: Investor Relations Dept., or by submitting a new proxy by telephone, the Internet or mail, in each case, in accordance with the instructions on the enclosed proxy card and dated after the date of the proxy being revoked. In addition, you may revoke your proxy by attending the special meeting and voting in person; however, simply attending the special meeting will not cause your proxy to be revoked.
Before voting your shares, you should read the entire proxy statement carefully, including its annexes and the documents incorporated by reference in the proxy statement.
By Order of the Board of Directors,
Heather Stern
General Counsel, Global Vice President of Legal Affairs
Austin, Texas
July 21, 2017

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ANNEX A
Agreement and Plan of Merger by and among Amazon.com, Inc., Walnut Merger Sub, Inc. and Whole Foods Market, Inc., dated as of June 15, 2017.

ANNEX B
Opinion of Evercore Group L.L.C.

ANNEX C
Dissenters’ Rights Provisions of the Texas Business Organizations Code.

iii

SUMMARY
This summary highlights selected information contained in this proxy statement, including with respect to the merger agreement and the merger. We encourage you to, and you should, read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement, as this summary may not contain all of the information that may be important to you in determining how to vote. We have included page references to direct you to a more complete description of the topics presented in this summary. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find Additional Information.”
The Companies (page 19)
Whole Foods Market, Inc.
Whole Foods Market, Inc., referred to as “Whole Foods Market,” the “Company,” “we,” “our” or “us,” is a Texas corporation incorporated in 1978 and based in Austin, Texas. We completed our initial public offering in January 1992, and our common stock is listed on the NASDAQ Global Select Market under the symbol “WFM.”
Whole Foods Market has one operating segment, natural and organic foods supermarkets. In fiscal year 2016, Whole Foods Market had sales of approximately $16 billion. Whole Foods Market employed approximately 87,000 team members as of September 25, 2016.
Additional information about Whole Foods Market is contained in its public filings, which are incorporated by reference herein. See the sections entitled “Where You Can Find Additional Information” and “The Companies — Whole Foods Market, Inc.”
Amazon.com, Inc.
Amazon.com, Inc., referred to as “Amazon.com,” was incorporated in 1994 in the state of Washington and reincorporated in 1996 in the state of Delaware. Its principal corporate offices are located in Seattle, Washington. It completed its initial public offering in May 1997 and its common stock is listed on the NASDAQ Global Select Market under the symbol “AMZN.”
Amazon.com opened its virtual doors on the World Wide Web in July 1995. It seeks to be Earth’s most customer-centric company. Amazon.com is guided by four principles: customer obsession rather than competitor focus, passion for invention, commitment to operational excellence, and long-term thinking. In each of its segments, it serves its primary customer sets, consisting of consumers, sellers, developers, enterprises, and content creators. In addition, it provides services, such as advertising services and co-branded credit card agreements.
Amazon.com has organized its operations into three segments: North America, International and Amazon Web Services.
See the section entitled “The Companies — Amazon.com, Inc.”
Walnut Merger Sub, Inc.
Walnut Merger Sub, Inc., referred to as “Merger Sub,” is a Texas corporation and an indirect wholly owned subsidiary of Amazon.com that will function as the merger subsidiary in the merger.
See the section entitled “The Companies — Walnut Merger Sub, Inc.”
The Merger (page 25)
You will be asked to consider and vote upon the proposal to approve the Agreement and Plan of Merger, dated as of June 15, 2017, by and among Amazon.com, Merger Sub and the Company, which, as it may be amended from time to time, is referred to in this proxy statement as the “merger agreement.” A copy of the merger agreement is attached as Annex A. The merger agreement provides, among other things, that at the effective time of the merger (the “effective time”), Merger Sub will be merged with and into the

Company, with the Company surviving the merger (the “surviving corporation”). In the merger, each share of common stock, no par value, of the Company (referred to in this proxy statement as the “common stock,” the “Company common stock” or the “Whole Foods Market common stock”) issued and outstanding immediately before the effective time (other than certain shares specified in the merger agreement) will be converted into the right to receive the merger consideration of  $42.00 per share in cash, without interest. Amazon.com, Whole Foods Market, Merger Sub, the surviving corporation and the paying agent for the merger consideration will each be entitled to deduct and withhold any amounts due under applicable tax laws from the amounts that would otherwise be payable under the terms of the merger agreement. Upon completion of the merger, the Company will be a wholly owned subsidiary of Amazon.com, the Company common stock will no longer be publicly traded and the Company’s existing shareholders will cease to have any ownership interest in the Company.
Treatment of Company Equity Awards (page 46)
Stock Options and Stock Appreciation Rights.   At the effective time, each outstanding option to purchase shares of Company common stock and each outstanding stock appreciation right in respect of Company common stock, whether vested or unvested, will be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of  (1) the number of shares of Company common stock subject to the stock option or stock appreciation right immediately prior to the effective time multiplied by (2) the excess, if any, of the merger consideration over the exercise price per share of such stock option or stock appreciation right. Any stock option or stock appreciation right that has an exercise price per share that is greater than or equal to the merger consideration will be cancelled at the effective time for no consideration or payment.
Restricted Stock and Restricted Stock Unit Awards.   At the effective time, each outstanding restricted stock award and each outstanding restricted stock unit award in respect of Company common stock will be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of  (1) the number of shares of Company common stock subject to such award multiplied by (2) the merger consideration.
Vote on Amendment to the Amended and Restated Articles of Incorporation (page 79)
The Whole Foods Market board of directors has adopted and unanimously recommends that the shareholders of the Company approve a resolution to amend Article IV, Section A of our Amended and Restated Articles of Incorporation (the “Articles”) to set the number of authorized shares of our common stock at 600 million (the “Articles amendment”). The Articles amendment would replace the second sentence of Article IV, Section A of the Articles with the following sentence: “The aggregate number of shares of Common Stock authorized to be issued is 600,000,000 shares with no par value.”
The purpose of the Articles amendment is to eliminate any possibility that there may be a delay in the filing acceptance of a certificate of merger with respect to the merger with the Secretary of State of the State of Texas, as a result of an allegation made by a purported shareholder of the Company regarding the number of shares of common stock authorized under the Articles. The Articles amendment does not affect, and will not affect, the per share or aggregate merger consideration and has no other impact, and will have no other impact, on the merger.
See the section entitled “Vote on Amendment to the Amended and Restated Articles of Incorporation.”
Conditions to Completion of the Merger (page 73)
Each party’s obligation to complete the merger is subject to the satisfaction or waiver at or prior to the closing of the following conditions:
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the approval of the merger agreement by holders of a majority of the outstanding shares of Whole Foods Market common stock entitled to vote on such matter at the special meeting (the “requisite company vote”);

•
the expiration or earlier termination of the waiting periods applicable to the completion of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the Canadian Competition Act, as amended (the “Canadian Competition Act”); and

•
no law, order or injunction having been enacted, issued, promulgated, enforced or entered after June 15, 2017 by a court or other governmental authority of competent jurisdiction is in effect that enjoins or otherwise prohibits the completion of the merger.

The respective obligations of Amazon.com and Merger Sub to complete the merger are subject to the satisfaction or waiver by Amazon.com at or prior to the closing of the following additional conditions, among others:
•
the accuracy of the representations and warranties of Whole Foods Market as of June 15, 2017 and as of the closing date (except for any representations and warranties made as of a particular date or period, which representations and warranties must be true and correct only as of that date or period), generally subject to a “material adverse effect” or other qualification provided in the merger agreement; and

•
the performance by Whole Foods Market in all material respects of all obligations required to be performed by it under the merger agreement at or prior to the closing date.

The obligation of Whole Foods Market to complete the merger is subject to the satisfaction or waiver by Whole Foods Market at or prior to the closing of the following additional conditions, among others:
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the accuracy of the representations and warranties of Amazon.com and Merger Sub as of June 15, 2017 and as of the closing date (except for any representations and warranties made as of a particular date or period, which representations and warranties must be true and correct only as of that date or period) in all material respects; and

•
the performance by each of Amazon.com and Merger Sub in all material respects of all obligations required to be performed by it under the merger agreement at or prior to the closing date.

When the Merger Becomes Effective (page 54)
As of the date of the filing of this proxy statement, we expect to complete the merger during the second half of calendar year 2017. However, completion of the merger is subject to the satisfaction or waiver of the conditions to the completion of the merger, which are described in this proxy statement and include regulatory clearances, and it is possible that the merger will not be completed until a later time, or at all. There may be a substantial amount of time between the special meeting and the completion of the merger. After the requisite company vote is obtained, the Whole Foods Market board of directors will not have the right to terminate the merger agreement in order to accept any alternative acquisition proposal. We expect to complete the merger promptly after the requisite company vote is obtained and all required regulatory clearances have been received.
Recommendation of the Whole Foods Market Board of Directors (page 31)
After careful consideration, the Whole Foods Market board of directors unanimously determined that the merger is fair to, and in the best interests of, the Company and its shareholders, and unanimously approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement (the “company recommendation”). The Whole Foods Market board of directors unanimously recommends that Whole Foods Market shareholders vote “FOR” the proposal to approve the merger agreement at the special meeting.
Reasons for the Merger (page 31)
For a description of the reasons considered by the Whole Foods Market board of directors in resolving to recommend approval of the merger agreement, see the section entitled “The Merger (Proposal 1) — Reasons for the Merger; Recommendation of the Whole Foods Market Board of Directors.”
Opinion of Whole Foods Market’s Financial Advisor (page 37)
On June 15, 2017, Evercore Group L.L.C. (“Evercore”) rendered its opinion to the Whole Foods Market board of directors that, as of June 15, 2017 and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in its opinion, the merger consideration was fair, from a financial point of view, to the holders of Company common stock entitled to receive the merger consideration.

The full text of the written opinion of Evercore, dated as of June 15, 2017, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated by reference in its entirety into this proxy statement. You are urged to read the opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Whole Foods Market board of directors in connection with its evaluation of the merger. The opinion does not constitute a recommendation to the Whole Foods Market board of directors, any shareholder of Whole Foods Market or any other persons in respect of the merger, including as to how any holder of Company common stock should vote or act in respect of the merger. Evercore’s opinion does not address the relative merits of the merger as compared to other business or financial strategies that might be available to Whole Foods Market, nor does it address the underlying business decision of Whole Foods Market to engage in the merger.
For further information, see the section entitled “The Merger — Opinion of Whole Foods Market’s Financial Advisor” and Annex B.
Interests of the Company’s Directors and Executive Officers in the Merger (page 46)
In considering the recommendation of the Whole Foods Market board of directors that Company shareholders vote to approve the merger agreement, Company shareholders should be aware that the directors and executive officers of Whole Foods Market have potential interests in the proposed merger that may be different from or in addition to the interests of Company shareholders generally. The Whole Foods Market board of directors was aware of these interests and considered them, among other matters, in making its recommendation that Company shareholders vote to approve the merger agreement. These interests include:
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The merger agreement provides for the cash-out of all Company stock options, restricted stock awards and restricted stock unit awards.

•
Certain of the Company’s executive officers participate in a retention plan that provides for certain employment protections during the two years following the merger as well as severance benefits and accelerated vesting of certain non-compete payments in the event of certain qualifying terminations of employment during the two years following the merger.

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One of the Company’s executive officers is party to a change of control letter agreement with the Company that provides for severance benefits in the event of certain qualifying terminations of employment following the merger.

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The Company’s directors and executive officers are entitled to continued indemnification and insurance coverage under indemnification agreements and the merger agreement.

For a more complete description of these interests, see “The Merger (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger.”
Financing (page 46)
The merger is not conditioned upon receipt of financing by Amazon.com.
Amazon.com expects to finance the merger with debt financing, together with cash on hand. In connection with entering into the merger agreement, Amazon.com has entered into a commitment letter (the “commitment letter”), dated as of June 15, 2017, with Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A. (collectively, and together with other financial institutions that from time to time provide commitments thereunder, the “commitment parties”), pursuant to which, subject to the terms and conditions set forth therein, the commitment parties have committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $13.7 billion (the “bridge facility”), to fund the consideration for the merger. Availability of the bridge facility is subject to reduction in equivalent amounts upon the issuance or incurrence by Amazon.com or its subsidiaries of debt securities or other debt for borrowed money (or, in certain circumstances, the receipt of commitments therefor), upon the issuance by

Amazon.com of equity interests, or upon the consummation of certain asset sales, in each case subject to certain limitations and exceptions. The funding of the bridge facility provided for in the commitment letter is contingent on the satisfaction of certain closing conditions, including (1) the execution and delivery of definitive documentation with respect to the bridge facility in accordance with the terms sets forth in the commitment letter and (2) the completion of the merger.
Material U.S. Federal Income Tax Consequences of the Merger (page 50)
If you are a U.S. holder (as defined under “The Merger (Proposal 1) — Material U.S. Federal Income Tax Consequences of the Merger”), the receipt of cash in exchange for shares of common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws).
Regulatory Clearances (page 52)
HSR Clearance.   Under the HSR Act and the rules promulgated thereunder, certain transactions, including the merger, may not be completed until notifications have been given and information furnished to the Antitrust Division (the “Antitrust Division”) of the United States Department of Justice (the “DOJ”) and the United States Federal Trade Commission (the “FTC”) and all statutory waiting period requirements have been satisfied. Completion of the merger is subject to the expiration or termination of the applicable waiting period under the HSR Act.
Canadian Competition Act Clearance.   Under the Canadian Competition Act, the merger may not be completed until notifications have been given and information furnished to Canada’s Commissioner of Competition (the “commissioner”) and all statutory waiting period requirements have been satisfied. Completion of the merger is subject to the expiration or termination of the applicable waiting period under the Canadian Competition Act.
Litigation Relating to the Merger (page 53)
On July 13, 2017, a putative class action lawsuit related to the merger was filed against the Company and its directors. On July 14, 2017, a second putative class action lawsuit was filed against the Company, the directors of the Company, and Amazon.com. On July 18, 2017, a third putative class action lawsuit was filed against the Company and its directors. The Company believes the claims in each complaint are without merit. Other potential plaintiffs may file additional lawsuits challenging the proposed transaction. See the section entitled “Litigation Relating to the Merger.”
Dissenters’ Rights of Whole Foods Market Shareholders (page 85)
Whole Foods Market shareholders are entitled to dissenters’ rights under Chapter 10, Subchapter H of the Texas Business Organizations Code (the “TBOC”). This means that, if the merger is completed, you are entitled to obtain payment equal to the fair value of your shares of common stock instead of the per share merger consideration. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement. To exercise your dissenters’ rights, you must submit a written objection to the merger to Whole Foods Market before the vote is taken on the merger agreement, vote “AGAINST” the proposal to approve the merger agreement, and submit a written demand for appraisal after the vote is taken on the merger agreement. Your failure to follow exactly the procedures specified under the TBOC may result in the loss of your dissenters’ rights. If you hold your shares of common stock through a bank, brokerage firm or other nominee and you wish to exercise dissenters’ rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or nominee. In light of the complexity of the TBOC, shareholders who may wish to pursue dissenters’ rights should consult their legal and financial advisors. See the section entitled “Dissenters’ Rights of Whole Foods Market Shareholders” and the text of Chapter 10, Subchapter H of the TBOC reproduced in its entirety as Annex C to this proxy statement.

Delisting and Deregistration of Company Common Stock (page 53)
If the merger is completed, the Company common stock will be delisted from the NASDAQ Global Select Market (the “NASDAQ”) and deregistered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Acquisition Proposals; No Solicitation (page 62)
Except as permitted by the merger agreement, the Company must not, and must cause its subsidiaries and its and its subsidiaries’ directors and officers not to, and must instruct and use its reasonable best efforts to cause its and its subsidiaries’ employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “representatives”) not to, directly or indirectly:
•
initiate, solicit, propose, knowingly encourage or knowingly facilitate any inquiry, proposal, indication of interest or offer that constitutes, or would reasonably be expected to lead to, an “acquisition proposal,” as defined in the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation”;

•
engage in, continue or otherwise participate in any discussions or negotiations relating to any acquisition proposal or any inquiry, proposal, indication of interest or offer that would reasonably be expected to lead to an acquisition proposal (other than to state the extent to which those discussions are prohibited by the terms of the merger agreement);

•
provide any non-public information to any person in connection with any acquisition proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal; or

•
other than as required by the directors’ fiduciary duties, waive, terminate, modify or fail to enforce any “standstill” or confidentiality obligation of any person (other than any party to the merger agreement) with respect to the Company or any of its subsidiaries entered into in connection with an acquisition proposal.

However, prior to the time the requisite company vote is obtained, if Whole Foods Market receives a bona fide written acquisition proposal not solicited in violation of the Company’s non-solicitation obligations under the merger agreement, and if the Whole Foods Market board of directors determines in good faith after consultation with outside legal counsel, that (1) based on the information then available and after consultation with its outside financial advisors, the acquisition proposal constitutes or could reasonably be expected to result in a “superior proposal,” as described in the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation — Receipt of Acquisition Proposals,” or a transaction that is more favorable to the Company’s shareholders from a financial point of view than the merger and that could reasonably be expected to be completed, taking into account any regulatory, financing or approval requirements and any other aspects considered relevant by the Whole Foods Market board of directors, and (2) the failure to take the applicable action would be inconsistent with the directors’ fiduciary duties under applicable law, then Whole Foods Market may:
•
provide information (including non-public information) to the person making the acquisition proposal, subject to specified conditions described in the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation — Receipt of Acquisition Proposals”; and

•
engage in or participate in discussions and/or negotiations with that person regarding the acquisition proposal.

Change of Board Recommendation; Alternative Acquisition Agreement (page 64)
The Whole Foods Market board of directors has unanimously recommended that Whole Foods Market shareholders vote “FOR” the proposal to approve the merger agreement. The merger agreement permits the Whole Foods Market board of directors to effect a “change of recommendation” (as described in the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation — Change of Board Recommendation; Alternative Acquisition Agreement”) only in certain limited circumstances, as described below.

Before the requisite company vote is obtained, the Whole Foods Market board of directors may effect a change of recommendation and/or terminate the merger agreement in response to a superior proposal, in each case if the Whole Foods Market board of directors has determined in good faith, after consultation with its outside financial advisors and its outside legal counsel, that an acquisition proposal constitutes a superior proposal and the failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law. Before effecting a change of recommendation or terminating the merger agreement in response to a superior proposal, (1) Whole Foods Market must have given Amazon.com at least five business days’ prior written notice of its intention to do so, (2) Whole Foods Market must have afforded Amazon.com the opportunity to negotiate in good faith with Whole Foods Market to enable Amazon.com to propose in writing a binding offer to make revisions to the terms of the merger agreement and (3) at the end of the notice period, the Whole Foods Market board of directors must have considered in good faith the binding written offer and any other information it deems appropriate, and must have determined in good faith, after consultation with its outside legal counsel and its outside financial advisors, that the superior proposal continues to constitute a superior proposal if the changes proposed in the binding offer by Amazon.com were to be given effect.
See the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation — Change of Board Recommendation; Alternative Acquisition Agreement” and “The Merger Agreement — Termination.”
In addition, before the requisite company vote is obtained, the Whole Foods Market board of directors may effect a change of recommendation in response to an intervening event if the Whole Foods Market board of directors has determined in good faith, after consultation with its outside financial advisors and its outside legal counsel, that the failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law. Before effecting a change of recommendation in response to an intervening event, (1) Whole Foods Market must have given Amazon.com at least five business days’ prior written notice of its intention to do so, (2) Whole Foods Market must have afforded Amazon.com the opportunity to negotiate in good faith with Whole Foods Market to enable Amazon.com to propose in writing a binding offer to make revisions to the terms of the merger agreement and (3) at the end of the notice period, the Whole Foods Market board of directors must have considered in good faith the binding written offer and any other information it deems appropriate, and must have determined in good faith, after consultation with its outside legal counsel and its outside financial advisors, that the failure to effect a change of recommendation would still be inconsistent with its fiduciary duties under applicable law if the changes proposed in the binding offer by Amazon.com were to be given effect.
Under the merger agreement, an “intervening event” means a change, effect, event, circumstance or development that was not known by Whole Foods Market or the Whole Foods Market board of directors as of June 15, 2017; provided that in no event will any of the following constitute or be deemed to be an intervening event: (1) the receipt, existence or terms of an acquisition proposal that could constitute a superior proposal, or any related matter, or (2) changes in the stock price of the Company (provided that any underlying cause of changes in the stock price may be taken into account for purposes of determining whether an intervening event has occurred); provided, further, that an acquisition proposal that resulted from a breach of the Company’s non-solicitation obligations under the merger agreement may not be the basis for an intervening event.
For purposes of the obligations of the parties described in this section, the parties have agreed that, as between themselves, Texas law relating to the fiduciary duties of directors will be deemed to be the same as Delaware law.
See the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation — Change of Board Recommendation; Alternative Acquisition Agreement.”
Termination (page 74)
The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time in the following circumstances:
•
by the mutual written consent of Whole Foods Market and Amazon.com;

•
by either Whole Foods Market or Amazon.com, if:

•
the merger has not been completed by February 15, 2018, subject to extension to May 16, 2018 in specified circumstances (such date, the “outside date”); or

•
the requisite company vote has not been obtained and a vote has been taken on the matter at the Whole Foods Market shareholders’ meeting (and the meeting has concluded); or

•
a law, order or injunction by a court or other governmental authority of competent jurisdiction has been enacted, issued, promulgated, enforced or entered permanently restraining, enjoining or otherwise prohibiting the completion of the merger, and has become final and non-appealable; or

•
by Whole Foods Market, if:

•
Amazon.com or Merger Sub has breached any of its representations, warranties, covenants or agreements, or there is any inaccuracy in any of its representations or warranties, in either case which (1) would result in a failure of a condition to the obligation of Whole Foods Market to complete the merger and (2) is either not curable prior to the outside date or is not cured within the earlier of  (x) 30 days following the giving of notice thereof by Whole Foods Market to Amazon.com and (y) three business days prior to the outside date; or

•
prior to the time the requisite company vote is obtained, Whole Foods Market terminates the merger agreement in connection with entering into an alternative acquisition agreement providing for a superior proposal in accordance with the terms described in the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation” and, prior to or concurrently with the termination, pays to Amazon.com the company termination fee (as described below); or

•
by Amazon.com, if:

•
Whole Foods Market has breached any of its representations, warranties, covenants or agreements, or there is any inaccuracy in any of its representations or warranties, in either case which (1) would result in a failure of a condition to the obligations of Amazon.com and Merger Sub to complete the merger and (2) is either not curable prior to the outside date or is not cured within the earlier of  (x) 30 days following the giving of notice thereof by Amazon.com to Whole Foods Market and (y) three business days prior to the outside date; or

•
prior to the time the requisite company vote is obtained, the Whole Foods Market board of directors (1) has made a change of recommendation or (2) at any time following receipt of an acquisition proposal that has not been withdrawn, has failed to reaffirm its approval or recommendation of the merger agreement and the merger within ten business days after receipt of any written request to do so from Amazon.com (provided that Amazon.com may not provide such a written request more than once for each acquisition proposal).

Company Termination Fee; Expense Reimbursement (page 75)
Whole Foods Market will be required to pay Amazon.com a termination fee in an amount equal to $400 million in the following circumstances:
•
if the merger agreement is terminated by Amazon.com because the Whole Foods Market board of directors has made a change of recommendation;

•
if the merger agreement is terminated by Whole Foods Market in order to enter into an alternative acquisition agreement providing for a superior proposal in accordance with the terms described in the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation”; or

•
if each of the following three conditions is satisfied:

(1)
the merger agreement is terminated by (A) either Whole Foods Market or Amazon.com because the requisite company vote has not been obtained or (B) Amazon.com as a result of a material breach by Whole Foods Market of its covenants and agreements under the merger agreement and, at the time of the termination, the requisite company vote has not been obtained;

(2)
a bona fide acquisition proposal is made publicly to Whole Foods Market or any of its subsidiaries or otherwise becomes publicly known, or any person publicly announces an intention (whether or not conditional) to make an acquisition proposal that is not withdrawn without qualification prior to, in the case of clause (1)(A), the earlier of  (x) five days prior to the Whole Foods Market’s shareholders meeting (as such meeting may have been adjourned or postponed in accordance with the merger agreement) or (y) termination of the merger agreement; and

(3)
within 12 months after the termination, Whole Foods Market or any of its subsidiaries enters into a definitive agreement providing for, or consummates or, in the case of an acquisition proposal that is a tender offer, approves or recommends to the shareholders of Whole Foods Market, an acquisition proposal, provided that, for purposes of the provision referred to in this bullet point, the references to “15%” in the definition of  “acquisition proposal” are deemed to be references to “50%” and, as to any acquisition proposal relating to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company, any such acquisition proposal results in a change of control of at least 50% of the stock or assets of Whole Foods Market.

In no event will more than one termination fee be payable by the Company under the merger agreement.
If the merger agreement is terminated by either Whole Foods Market or Amazon.com because the requisite company vote has not been obtained, Whole Foods Market will be required to pay to Amazon.com all of the reasonable and documented out-of-pocket expenses incurred by Amazon.com and Merger Sub in connection with the merger agreement and the other transactions contemplated by the merger agreement, in an amount not to exceed $25 million. To the extent any portion of this expense reimbursement is paid by Whole Foods Market to Amazon.com, that amount paid will be deducted from the amount of any termination fee owed or payable by the Company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers address briefly some questions you may have regarding the special meeting and the proposals to be voted on at the special meeting. These questions and answers may not address all of the questions that may be important to you as a shareholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find Additional Information.”
Q:
Why am I receiving this proxy statement?

A:
On June 15, 2017, the Company entered into a merger agreement providing for Amazon.com to acquire the Company in a merger for a price of  $42.00 per share in cash, without interest. You are receiving this proxy statement in connection with the solicitation of proxies by the Whole Foods Market board of directors in favor of the proposal to approve the merger agreement and to approve the other related proposals to be voted on at the special meeting.

Q:
When and where is the special meeting?

A:
The special meeting will be held at the Company’s headquarters located at 550 Bowie Street, Austin, Texas 78703, on August 23, 2017, at 8:30 a.m. local time (including any adjournment or postponement thereof, the “special meeting”).

Q:
Who is entitled to vote at the special meeting?

A:
Only holders of record of Whole Foods Market common stock as of the close of business on July 19, 2017, the record date for the special meeting, are entitled to receive these proxy materials and to vote their shares at the special meeting. Each share of Whole Foods Market common stock issued and outstanding as of the close of business on the record date will be entitled to one vote on each matter submitted to a vote at the special meeting.

Q:
What matters will be voted on at the special meeting?

A:
You will be asked to consider and vote on the following proposals:

•
to approve the merger agreement;

•
to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger;

•
to approve an amendment to the Articles to set the number of authorized shares of our common stock at 600 million; and

•
to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum.

Q:
How do I attend the special meeting?

A:
If you plan to attend the special meeting in person, you must provide proof of ownership of Whole Foods Market common stock as of the close of business on the record date, such as an account statement indicating ownership on that date, and a form of personal identification for admission to the meeting. If you hold your shares in “street name,” and you also wish to be able to vote at the meeting, you must obtain a legal proxy, executed in your favor, from your bank, broker or other nominee.

If you anticipate needing assistance to participate in the meeting due to a disability, we would appreciate it if you would please notify us by August 16, 2017, so we may be better prepared to assist you. Please contact shareholder.communications@wholefoods.com and provide information about the assistance you will need.
For safety and security reasons, Whole Foods Market will not allow anyone to bring large bags, briefcases or packages into the meeting room, or to record or photograph the meeting.

Q:
How many shares are needed to constitute a quorum?

A:
A quorum will be present if holders of a majority of the voting power of the shares of capital stock of the Company issued and outstanding and entitled to vote at the special meeting are present in person or represented by proxy at the special meeting. If a quorum is not present at the special meeting, the special meeting may, and at the request of Amazon.com, will, be adjourned or postponed from time to time (subject to the terms of the merger agreement) until a quorum is obtained.

As of the close of business on July 19, 2017, the record date for the special meeting, there were 320,209,497 shares of common stock outstanding.
If you submit a proxy but fail to provide voting instructions or abstain on any of the proposals listed on the proxy card, your shares will be counted for the purpose of determining whether a quorum is present at the special meeting.
Q:
What vote of Whole Foods Market shareholders is required to approve the merger agreement?

A:
Approval of the merger agreement requires the vote of a majority of the shares of common stock outstanding at the close of business on the record date for the special meeting “FOR” the proposal to approve the merger agreement. A failure to vote your shares of common stock or an abstention from voting will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, the failure to instruct your nominee will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Q:
What vote of Whole Foods Market shareholders is required to approve the proposed amendment to the Articles to set the number of authorized shares of our common stock at 600 million?

A:
Approval of the Articles amendment requires the vote of a majority of the shares of common stock outstanding at the close of business on the record date for the special meeting “FOR” the proposal to approve the Articles amendment. An abstention from voting will have the same effect as a vote “AGAINST” the proposal to approve the Articles amendment. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your nominee may vote your shares on the proposal to approve the Articles amendment in its discretion.

We have provided the New York Stock Exchange (the “NYSE”), in its capacity administering NYSE Rule 452 regulating broker member firms, with a copy of the text of the proposal set forth in the section entitled “Vote on Amendment to the Amended and Restated Articles of Incorporation (Proposal 3)” and have been advised by the NYSE that the proposal to approve the Articles amendment is a “routine” proposal. Therefore, if your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your nominee may vote your shares on the proposal to approve the Articles amendment in its discretion. If your shares are held in “street name,” you should consult your broker, bank or other nominee regarding whether and how your shares will be voted on the proposal to approve the Articles amendment if you do not instruct the nominee how to vote your shares on the proposal.
Q:
What vote of Whole Foods Market shareholders is required to approve the remaining proposals to be voted upon at the special meeting?

A:
Each of the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum, requires the affirmative vote of a majority of the votes cast with respect to that proposal.

An abstention with respect to either proposal, or a failure to vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf), will have no effect on these proposals (assuming, in the case of a failure to vote, that a quorum is present).

Q:
How does the Whole Foods Market board of directors recommend that I vote?

A:
The Whole Foods Market board of directors unanimously recommends that Whole Foods Market shareholders vote:

•
“FOR” the proposal to approve the merger agreement;

•
“FOR” the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger;

•
“FOR” the proposal to approve an amendment to the Articles to set the number of authorized shares of our common stock at 600 million; and

•
“FOR” the proposal regarding adjournment of the special meeting.

For a discussion of the factors that the Whole Foods Market board of directors considered in determining to recommend the approval of the merger agreement, please see the section entitled “The Merger (Proposal 1) — Reasons for the Merger; Recommendation of the Whole Foods Market Board of Directors.” In addition, in considering the recommendation of the Whole Foods Market board of directors with respect to the merger agreement, you should be aware that some of our directors and executive officers have interests that may be different from, or in addition to, the interests of Company shareholders generally. For a discussion of these interests, please see the section entitled “The Merger (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger.”
Q:
How do Whole Foods Market’s directors and officers intend to vote?

A:
We currently expect that the Company’s directors and executive officers will vote their shares in favor of the proposal to approve the merger agreement, the proposal to approve the Articles amendment and the other proposals to be considered at the special meeting, although they have no obligation to do so.

Q:
When is the merger expected to be completed?

A:
As of the date of the filing of this proxy statement, we expect to complete the merger during the second half of calendar year 2017. However, completion of the merger is subject to the satisfaction or waiver of the conditions to the completion of the merger, which are described in this proxy statement and include regulatory clearances, and it is possible that the merger will not be completed until a later time, or at all. There may be a substantial amount of time between the special meeting and the completion of the merger. After the requisite company vote is obtained, the Whole Foods Market board of directors will not have the right to terminate the merger agreement in order to accept any alternative acquisition proposal. We expect to complete the merger promptly after the requisite company vote is obtained and all required regulatory clearances have been received.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not approved by the Company’s shareholders, or if the merger is not completed for any other reason, the Company’s shareholders will not receive any payment for their shares of common stock in connection with the merger. Instead, the Company will remain a public company, and shares of our common stock will continue to be registered under the Exchange Act, as well as listed and traded on the NASDAQ. In the event that either Whole Foods Market or Amazon.com terminates the merger agreement, then, in certain specified circumstances, Whole Foods Market may be required to pay Amazon.com a termination fee in an amount equal to $400 million. Furthermore, if the merger agreement is terminated by either Whole Foods Market or Amazon.com because the requisite company vote has not been obtained, Whole Foods Market will be required to pay to Amazon.com all of the reasonable and documented out-of-pocket expenses incurred by Amazon.com and Merger Sub in connection with the merger agreement and the transactions contemplated by the merger agreement in an amount not to exceed $25 million (which amount will be deducted from the amount of any termination fee owed or payable by the Company). See the section entitled “The Merger Agreement — Company Termination Fee; Expense Reimbursement.”

Q:
What do I need to do now? How do I vote my shares of common stock?

A:
We urge you to, and you should, read this entire proxy statement carefully, including its annexes and the documents incorporated by reference in this proxy statement, and to consider how the merger affects you. Your vote is important, regardless of the number of shares of common stock you own.

Voting in Person
Shareholders of record will be able to vote in person at the special meeting. If you are not a shareholder of record, but instead hold your shares of common stock in “street name” through a broker, bank or other nominee, you must provide a legal proxy executed in your favor from your broker, bank or other nominee in order to be able to vote in person at the special meeting.
It is not necessary to attend the special meeting in order to vote your shares. To ensure that your shares of common stock are voted at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting in person.
Attending the meeting in person does not itself constitute a vote on any proposal.
Shares of Common Stock Held by Record Holder
You can also ensure that your shares are voted at the special meeting by submitting your proxy via:
•
mail, by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope;

•
telephone, by viewing the proxy materials at www.ProxyVote.com and using a touch-tone phone and the toll-free number 1-800-454-8683; or

•
the Internet, at www.ProxyVote.com and the 12-digit control number on the enclosed proxy card.

The telephone and Internet voting facilities for shareholders of record will close at 11:59 p.m. Eastern Time on August 22, 2017.
If you sign, date and return your proxy card without indicating how you wish to vote with respect to a proposal, your proxy will be voted “FOR” (1) the proposal to approve the merger agreement, (2) the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, (3) the proposal to approve the Articles amendment and (4) the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum.
We encourage you to vote by proxy even if you plan on attending the special meeting.
A failure to vote or an abstention will have the same effect as voting “AGAINST” the proposal to approve the merger agreement. An abstention will have the same effect as voting “AGAINST” the proposal to approve the Articles amendment. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your nominee may vote your shares on the proposal to approve the Articles amendment in its discretion. A failure to vote or an abstention will have no effect on the other two proposals (assuming, in the case of a failure to vote, that a quorum is present).

Participants in the Company’s 401(k) Plan
If you participate in the Company’s 401(k) plan, your proxy card includes shares that the plan has credited to your account. You can ensure that your shares are voted at the special meeting by submitting your proxy via:
•
mail, by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope;

•
telephone, by viewing the proxy materials at www.ProxyVote.com and using a touch-tone phone and the toll-free number 1-800-454-8683; or

•
the Internet, at www.ProxyVote.com and the 12-digit control number on the enclosed proxy card.

To allow sufficient time for the Company’s 401(k) plan trustee to vote, the trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on August 21, 2017. If the trustee does not receive your instructions by that date, the trustee will vote the shares in the same proportion of votes that the trustee receives from other plan participants who did vote.
Shares of Common Stock Held in “Street Name”
If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted on any of the proposal to approve the merger agreement, the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger or the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum. In addition, without those instructions, your nominee may vote your shares on the proposal to approve the Articles amendment in its discretion.
Q:
Can I revoke my proxy?

A:
Yes. You can revoke your proxy at any time before the vote is taken at the special meeting. If you are a shareholder of record, you may revoke your proxy by notifying the Company at Whole Foods Market, Inc., 550 Bowie Street, Austin, Texas 78703, Attention: Investor Relations Dept., or by submitting a new proxy by telephone, the Internet or mail, in each case, in accordance with the instructions on the enclosed proxy card and dated after the date of the proxy being revoked. In addition, you may revoke your proxy by attending the special meeting and voting in person; however, simply attending the special meeting will not cause your proxy to be revoked. Please note that if you hold your shares in “street name” and you have instructed a broker, bank or other nominee to vote your shares, you should instead follow the instructions received from your broker, bank or other nominee to revoke your prior voting instructions. If you hold your shares in “street name,” you may also revoke a prior proxy by voting in person at the special meeting if you obtain a proxy executed in your favor from your broker, bank or other nominee in order to be able to vote in person at the special meeting.

Q:
What happens if I do not vote or if I abstain from voting on the proposals?

A:
The requisite number of shares to approve each of the proposal to approve the merger agreement and the proposal to approve the Articles amendment is based on the total number of shares of common stock outstanding on the record date, not just the shares that are voted. If you do not vote, or abstain from voting, on the proposal to approve the merger agreement, it will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement. If you abstain from voting on the proposal to approve the Articles amendment, it will have the same effect as a vote “AGAINST” the proposal to approve the Articles amendment. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your nominee may vote your shares on the proposal to approve the Articles amendment in its discretion.

The requisite number of shares to approve the other two proposals is based on the total number of votes cast with respect to those proposals. If you do not vote or abstain from voting, it will have no effect on the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and the proposal regarding adjournment of the special meeting (assuming, in the case of a failure to vote, that a quorum is present).
Q:
What will happen if the shareholders vote to approve the merger agreement but do not approve the Articles amendment?

A:
If the shareholders vote to approve the merger agreement but do not approve the Articles amendment, the Company and Amazon.com believe that the certificate of merger will be accepted by the Secretary of State of the State of Texas and that the merger will be completed. However, there is a risk that if the shareholders vote to approve the merger agreement but do not approve the Articles amendment, the closing of the merger may be delayed. Accordingly, to avoid any possibility of delay for this reason, the Whole Foods Market board of directors recommends that shareholders of the Company approve both the merger agreement and the Articles amendment.

Q:
What will happen if shareholders do not approve the advisory (non-binding) proposal on certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger?

A:
The inclusion of this proposal is required by the rules of the U.S. Securities and Exchange Commission (“SEC”); however, the approval of this proposal is not a condition to the completion of the merger and the vote on this proposal is an advisory vote by shareholders and will not be binding on the Company or Amazon.com. If the merger agreement is approved by the Company’s shareholders and the merger is completed, the merger-related compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if shareholders fail to approve this proposal.

Q:
Will my shares of common stock held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A:
No. Because any shares of common stock you may hold in “street name” will be deemed to be held by a different shareholder (that is, your custodial bank, broker or other financial nominee) than any shares of common stock you hold of record, any shares of common stock held in “street name” will not be combined for voting purposes with shares of common stock you hold of record. Similarly, if you own shares of common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares of common stock because they are held in a different form of record ownership. Shares of common stock held by a corporation or business entity must be voted by an authorized officer of the entity. Please indicate title or authority when completing and signing the proxy card. Shares of common stock held in an individual retirement account must be voted under the rules governing the account. This means that, to ensure all your shares are voted at the special meeting, you should read carefully any proxy materials received and follow the instructions included therewith.

Q:
What does it mean if I get more than one proxy card or voting instruction card?

A:
If your shares of common stock are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction card. Please complete and return all of the proxy cards and voting instruction cards you receive (or submit each of your proxies by telephone or the Internet) to ensure that all of your shares of common stock are voted.

Q:
What happens if I sell my shares of common stock before completion of the merger?

A:
In order to receive the merger consideration, you must hold your shares of common stock through completion of the merger. Consequently, if you transfer your shares of common stock before completion of the merger, you will have transferred your right to receive the merger consideration in the merger.

The record date for shareholders entitled to vote at the special meeting is earlier than the completion of the merger. If you transfer your shares of common stock after the record date but before the closing of the merger, you will have the right to vote at the special meeting but not the right to receive the merger consideration.
Q:
Should I send in my stock certificates or other evidence of ownership now?

A:
No. After the merger is completed, you will receive a letter of transmittal and related materials from the paying agent for the merger with detailed written instructions for exchanging your shares of common stock evidenced by stock certificates for the merger consideration. If your shares of common stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the merger consideration. Do not send in your stock certificates now.

Q:
Am I entitled to exercise dissenters’ rights instead of receiving the per share merger consideration for my shares of common stock?

A:
Yes. Under Chapter 10, Subchapter H of the TBOC, shareholders who object in writing to the merger prior to the special meeting, vote against the merger at the special meeting in person or by proxy, and submit a written demand for appraisal after the special meeting will be entitled to dissenters’ rights of appraisal in connection with the merger, and if the merger is completed, obtain payment equal to the fair value of their shares of common stock instead of the per share merger consideration. The ultimate amount such shareholders receive in an appraisal proceeding may be less than, equal to or more than the amount they would have received under the merger agreement. These procedures are summarized in the section entitled “Dissenters’ Rights of Whole Foods Market Shareholders.” In addition, the text of Chapter 10, Subchapter H of the TBOC is reproduced in its entirety as Annex C to this proxy statement. Failure to strictly comply with these provisions will result in the loss of dissenters’ rights.

Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of proxy materials to any household at which two or more shareholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each shareholder continues to receive a separate notice of the meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of common stock held through brokerage firms. If your family has multiple accounts holding common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:
Where can I find more information about Whole Foods Market?

A:
You can find more information about the Company from various sources described in the section entitled “Where You Can Find Additional Information.”

Q:
Who can help answer my other questions?

A:
If you have more questions about the merger, or require assistance in submitting your proxy or voting your shares or need additional copies of the proxy statement or the enclosed proxy card, please contact MacKenzie Partners, Inc. (“MacKenzie Partners”), which is acting as the proxy solicitation agent and information agent for the Company in connection with the merger, at the telephone numbers, email address or address below, or the Company at the telephone number or address listed below.

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
Toll Free: (800) 322-2885
or
Call Collect: (212) 929-5500
Email: proxy@mackenziepartners.com

or

Whole Foods Market, Inc.
550 Bowie Street
Austin, Texas 78703
Attention: Investor Relations Dept.
(512) 542-0204
If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference in this proxy statement, include forward-looking statements. Forward-looking statements include any statement that is not based on historical fact, including statements containing the words “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate” or “continue,” and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by the Company or any other person that the results expressed therein will be achieved. Whole Foods Market assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. In addition to other factors and matters contained in or incorporated by reference in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:
•
the failure to obtain the requisite company vote;

•
the possibility that the closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval;

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delay in closing the transaction or the possibility that the transaction may not be completed;

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the occurrence of any event that could give rise to termination of the merger agreement;

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risks related to the disruption of the transaction to Whole Foods Market and its management;

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limitations placed on Whole Foods Market’s ability to operate its business under the merger agreement;

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the effect of announcement of the transaction on Whole Foods Market’s ability to retain and hire key personnel and maintain relationships with customers, suppliers, regulators and other third parties;

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the risk that shareholder litigation in connection with the merger may affect the timing or occurrence of the merger or result in significant costs of defense, indemnification and liability, and risks associated with other litigation relating to the Company’s business;

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risks relating to adverse outcomes in legal proceedings other than in connection with the merger;

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economic conditions that adversely impact consumer spending;

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risks relating to changes generally affecting the grocery industry (including the prepared foods business);

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disruption of the Company’s significant supplier relationships;

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disruption in the Company’s information systems;

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loss in consumer confidence in the safety and quality of certain food products;

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changes in the availability of quality natural and organic products;

and other risks detailed in our filings with the SEC, including the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 25, 2016, and in the Company’s Quarterly Reports on Form 10-Q and other documents filed by Whole Foods Market with the SEC after the date thereof. See the section entitled “Where You Can Find Additional Information.”
Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We cannot guarantee any future results, levels of activity, performance or achievements.

THE COMPANIES
Whole Foods Market, Inc.
Whole Foods Market is a Texas corporation incorporated in 1978 and based in Austin, Texas. We completed our initial public offering in January 1992, and our common stock trades on the NASDAQ Global Select Market under the symbol “WFM.”
The Company opened the first Whole Foods Market store in 1980 and is currently the leading natural and organic foods supermarket, the first national “Certified Organic” grocer and uniquely positioned as America’s Healthiest Grocery Store™. Whole Foods Market is a mission-driven company that aims to set the standards of excellence in food retailing. Our motto — Whole Foods, Whole People, Whole Planet – emphasizes that our vision reaches far beyond food retailing. Our success is measured by customer satisfaction, team member happiness and excellence, return on invested capital, active environmental stewardship, service in our local and global communities and win-win supplier partnerships, among other things. Through our growth, we have had a significant and positive impact on the natural and organic foods movement throughout the United States, helping lead the industry to nationwide acceptance over the last 38 years.
Whole Foods Market has one operating segment, natural and organic foods supermarkets. In fiscal year 2016, Whole Foods Market had sales of approximately $16 billion. Whole Foods Market employed approximately 87,000 team members as of September 25, 2016.
The principal executive offices Whole Foods Market are located at 550 Bowie Street, Austin, Texas 78703, and its telephone number is 512-477-4455.
A detailed description of the Company’s business is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016, which is incorporated by reference into this proxy statement. See the section entitled “Where You Can Find Additional Information.”
Amazon.com, Inc.
Amazon.com, Inc. was incorporated in 1994 in the state of Washington and reincorporated in 1996 in the state of Delaware. Its principal corporate offices are located in Seattle, Washington. It completed its initial public offering in May 1997 and its common stock is listed on the NASDAQ Global Select Market under the symbol “AMZN.”
Amazon.com opened its virtual doors on the World Wide Web in July 1995. It seeks to be Earth’s most customer-centric company. Amazon.com is guided by four principles: customer obsession rather than competitor focus, passion for invention, commitment to operational excellence, and long-term thinking. In each of its segments, it serves its primary customer sets, consisting of consumers, sellers, developers, enterprises, and content creators. In addition, it provides services, such as advertising services and co-branded credit card agreements.
Amazon.com has organized its operations into three segments: North America, International and Amazon Web Services.
Amazon.com’s principal corporate offices are located at 410 Terry Avenue North, Seattle, Washington 98109-5210, and its telephone number is (206) 266-1000.
Walnut Merger Sub, Inc.
Merger Sub is a Texas corporation and an indirect wholly owned subsidiary of Amazon.com that will function as the merger subsidiary in the merger. Merger Sub has not carried on any activities on or prior to the date of this proxy statement except for activities incidental to its formation and activities in connection with the acquisition of Whole Foods Market by Amazon.com. Upon completion of the merger, Merger Sub will merge with and into Whole Foods Market and will cease to exist.
Merger Sub’s principal executive offices are located at 410 Terry Avenue North, Seattle, Washington 98109-5210, and its telephone number is (206) 266-1000.

THE SPECIAL MEETING
We are furnishing this proxy statement to the Company’s shareholders as part of the solicitation of proxies by the Whole Foods Market board of directors for use at the special meeting or any adjournment or postponement thereof. This proxy statement provides the Company’s shareholders with the information they need to know to be able to vote or instruct their vote to be cast at the special meeting or any adjournment or postponement thereof.
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the Whole Foods Market board of directors for use at the special meeting to be held at the Company’s headquarters located at 550 Bowie Street, Austin, Texas 78703, on August 23, 2017, at 8:30 a.m. local time, or at any adjournment or postponement thereof.
For information regarding attending the meeting, please see “The Special Meeting — Voting; Proxies; Revocation — Attendance.”
Purposes of the Special Meeting
At the special meeting, Whole Foods Market shareholders will be asked to consider and vote on the following proposals:
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to approve the merger agreement, dated as of June 15, 2017, by and among Amazon.com, Merger Sub and the Company;

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to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, the value of which is disclosed in the table in the section of this proxy statement entitled “The Merger (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger”;

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to approve an amendment to the Articles to set the number of authorized shares of our common stock at 600 million; and

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to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum.

Our shareholders must approve the merger agreement for the merger to occur. If our shareholders fail to approve the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex A, and the material provisions of the merger agreement are described in the section entitled “The Merger Agreement.”
The vote on executive compensation payable in connection with the merger is a vote separate and apart from the vote to approve the merger agreement. Accordingly, a shareholder may vote to approve the executive compensation and vote not to approve the merger agreement and vice versa. Because the vote on executive compensation is advisory in nature only, it will not be binding on either the Company or Amazon.com. Accordingly, if the merger agreement is approved by the Company’s shareholders and the merger is completed, the merger-related compensation may be paid to the Company’s executive officers even if the shareholders fail to approve the proposal.
The vote on the proposed amendment to the Articles to set the number of authorized shares of our common stock at 600 million is a vote separate and apart from the vote to approve the merger agreement, but is intended to avoid any delay in the filing acceptance of the certificate of merger. Accordingly, a shareholder may vote to approve the Articles amendment and vote not to approve the merger agreement and vice versa. The Articles amendment does not affect, and will not affect, the per share or aggregate merger consideration and has no other impact, and will have no other impact, on the merger.
Whole Foods Market does not expect a vote to be taken on any other matters at the special meeting or any adjournment or postponement thereof. If any other matters are properly presented at the special meeting or any adjournment or postponement thereof for consideration, however, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.

This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about July 21, 2017.
Record Date and Quorum
The holders of record of Whole Foods Market common stock as of the close of business on July 19, 2017, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting. At the close of business on the record date, 320,209,497 shares of common stock were outstanding.
The presence at the special meeting, in person or represented by proxy, of the holders a majority of the voting power of the shares of capital stock of the Company issued and outstanding and entitled to vote at the special meeting at the close of business on the record date will constitute a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting. However, if a new record date is set for an adjourned special meeting, then a new quorum will have to be established. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the special meeting.
Required Vote
Each share of common stock outstanding at the close of business on the record date is entitled to one vote on each of the proposals to be considered at the special meeting.
For the Company to complete the merger, Whole Foods Market shareholders holding a majority of the shares of common stock outstanding at the close of business on the record date must vote “FOR” the proposal to approve the merger agreement. A failure to vote your shares of common stock or an abstention from voting will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.
Approval of the Articles amendment requires that Whole Foods Market shareholders holding a majority of the shares of common stock outstanding at the close of business on the record date vote “FOR” the proposal to approve the Articles amendment. An abstention from voting will have the same effect as a vote “AGAINST” the proposal to approve the Articles amendment. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your nominee may vote your shares on the proposal to approve the Articles amendment in its discretion.
Approval of each of the advisory (non-binding) proposal on certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger and the adjournment proposal requires the affirmative vote of a majority of the votes cast with respect to those proposals by the holders of shares entitled to vote thereon, present in person or represented by proxy. An abstention with respect to either proposal, or a failure to vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on these proposals (assuming, in the case of a failure to vote, that a quorum is present).
Voting by the Company’s Directors and Executive Officers
At the close of business on the record date, directors and executive officers of the Company were entitled to vote approximately 3,132,711 shares of common stock, or approximately 1.0% of the shares of common stock issued and outstanding on that date. We currently expect that the Company’s directors and executive officers will vote their shares in favor of the proposal to approve the merger agreement and the other proposals to be considered at the special meeting, although they have no obligation to do so.
Voting; Proxies; Revocation
Attendance
All holders of shares of common stock as of the close of business on July 19, 2017, the record date, including shareholders of record and beneficial owners of common stock registered in the “street name” of a broker, bank or other nominee, are invited to attend the special meeting.

To attend the special meeting in person, you must provide proof of ownership of Whole Foods Market common stock as of the close of business on the record date, such as an account statement indicating ownership on that date, and a form of personal identification for admission to the meeting. If you hold your shares in “street name,” and you also wish to be able to vote at the meeting, you must obtain a legal proxy, executed in your favor, from your bank, broker or other nominee.
If you anticipate needing assistance to participate in the meeting due to a disability, we would appreciate it if you would please notify us by August 16, 2017, so we may be better prepared to assist you. Please contact shareholder.communications@wholefoods.com and provide information about the assistance you will need.
For safety and security reasons, Whole Foods Market will not allow anyone to bring large bags, briefcases or packages into the meeting room, or to record or photograph the meeting.
Voting in Person
Shareholders of record will be able to vote in person at the special meeting. If you are not a shareholder of record, but instead hold your shares of common stock in “street name” through a broker, bank or other nominee, you must provide a legal proxy executed in your favor from your broker, bank or other nominee in order to be able to vote in person at the special meeting. Attending the meeting in person does not itself constitute a vote on any proposal.
Providing Voting Instructions by Proxy
To ensure that your shares of common stock are voted at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting in person.
Shares of Common Stock Held by Record Holder
If you are a shareholder of record, you may provide voting instructions by proxy using one of the methods described below.
Submit a Proxy by Telephone or via the Internet.   This proxy statement is accompanied by a proxy card with instructions for submitting voting instructions. You may vote by telephone by calling the toll-free number or via the Internet by accessing the Internet address specified on the enclosed proxy card. Your shares of common stock will be voted as you direct in the same manner as if you had completed, signed, dated and returned your proxy card, as described below.
Submit a Proxy Card.   If you complete, sign, date and return the enclosed proxy card by mail so that it is received in time for the special meeting, your shares of common stock will be voted in the manner directed by you on your proxy card.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposal to approve the merger agreement, the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, the proposal to approve the Articles amendment and the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum. If you fail to return your proxy card and you are a holder of record on the record date, unless you attend the special meeting and vote in person, the effect will be that your shares of common stock will not be considered present at the special meeting for purposes of determining whether a quorum is present at the special meeting, will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement and a vote “AGAINST” the proposal to approve the Articles amendment and, assuming a quorum is present, will not affect the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, or the vote regarding the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum.

Shares of Common Stock Held in “Street Name”
If your shares of common stock are held by a broker, bank or other nominee on your behalf in “street name,” your broker, bank or other nominee will send you instructions as to how to provide voting instructions for your shares. Many brokerage firms and banks have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by a voting instruction form.
In accordance with the rules of NASDAQ, brokers, banks and other nominees that hold shares of common stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to the proposal to approve the merger agreement, the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger or the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum. Accordingly, if brokers, banks or other nominees do not receive specific voting instructions with respect to these proposals from the beneficial owner of such shares, they may not vote such shares with respect to these proposals. Therefore, unless you attend the special meeting in person with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions to your broker, bank or other nominee will result in your shares of Whole Foods Market common stock not being voted on any of the proposal to approve the merger agreement, the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger or the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your nominee may vote your shares on the proposal to approve the Articles amendment in its discretion.
Revocation of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke and change it at any time before it is voted. If you are a shareholder of record, you may revoke your proxy at any time before the vote is taken at the special meeting by:
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submitting a new proxy dated after the date of the proxy being revoked, by using the telephone or Internet proxy submission procedures described above, or by completing, signing, dating and returning a new proxy card by mail to the Company, in each case, in accordance with the instructions on the enclosed proxy card;

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attending the special meeting and voting in person; or

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delivering a written notice of revocation dated after the date of the proxy being revoked by mail to the Company at Whole Foods Market, Inc., 550 Bowie Street, Austin, Texas 78703, Attention: Investor Relations Dept. in accordance with the instructions on the enclosed proxy card.

Please note, however, that only your last-dated proxy will count. Attending the special meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the special meeting.
If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. If you hold your shares in “street name,” you may also revoke a prior proxy by voting in person at the special meeting if you obtain a proxy executed in your favor from your broker, bank or other nominee in order to be able to vote in person at the special meeting.
Abstentions
An abstention occurs when a shareholder attends a meeting, either in person or represented by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of common stock present or represented at the special meeting for purposes of determining whether a quorum has been achieved.

Abstaining from voting will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement and a vote “AGAINST” the proposal to approve the Articles amendment. The requisite number of shares to approve the other two proposals is based on the total number of votes cast with respect to those proposals. If you abstain from voting, it will have no effect on the advisory (non-binding) proposal on certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger or the proposal regarding adjournment of the special meeting.
Solicitation of Proxies
The Whole Foods Market board of directors is soliciting your proxy, and the Company will bear the cost of this solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company’s outstanding common stock. The Company has retained MacKenzie Partners, a proxy solicitation firm, to assist the Whole Foods Market board of directors in the solicitation of proxies for the special meeting, and we expect to pay MacKenzie Partners approximately $75,000, plus reimbursement of out-of-pocket expenses. Proxies may be solicited by mail, personal interview, e-mail, telephone, or via the Internet by MacKenzie Partners or, without additional compensation, by certain of the Company’s directors, officers and employees.
Other Information
You should not return your stock certificate or send documents representing common stock with the proxy card. If the merger is completed, the paying agent for the merger will send you a letter of transmittal and related materials and instructions for exchanging your shares of common stock for the merger consideration.

THE MERGER (PROPOSAL 1)
The description of the merger in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger that is important to you. You are encouraged to read the merger agreement carefully and in its entirety.
Certain Effects of the Merger
Pursuant to the terms of the merger agreement, if the merger agreement is approved by the Company’s shareholders and the other conditions to the closing of the merger are satisfied or waived, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Amazon.com.
Upon the terms and subject to the conditions of the merger agreement, at the effective time, each share of common stock issued and outstanding immediately before the effective time (other than (1) shares owned by Amazon.com, Merger Sub or any other wholly owned subsidiary of Amazon.com and shares owned by the Company or any wholly owned subsidiary of the Company, and in each case not held on behalf of third parties, (2) shares owned by shareholders of the Company who have complied with the applicable provisions of Chapter 10, Subchapter H of the TBOC prior to the effective time and (3) the Company restricted stock awards (which will be converted as described in the section entitled “The Merger Agreement — Treatment of Company Equity Awards”)) will be converted into the right to receive the merger consideration of  $42.00 per share in cash, without interest. Amazon.com, Whole Foods Market, Merger Sub, the surviving corporation and the paying agent for the merger consideration will each be entitled to deduct and withhold any amounts due under applicable tax laws from the amounts that would otherwise be payable under the terms of the merger agreement.
The Company’s common stock is currently registered under the Exchange Act and is listed on the NASDAQ under the symbol “WFM.” As a result of the merger, the Company will cease to be a publicly traded company and will be indirectly wholly owned by Amazon.com. Following the completion of the merger, the Company common stock will be delisted from the NASDAQ and deregistered under the Exchange Act, and the Company will no longer be required to file periodic reports with the SEC with respect to its common stock in accordance with applicable law, rules and regulations.
Background of the Merger
In late 2016 and during the first and second quarters of 2017, the Company’s board of directors and management continued to actively assess rapidly evolving industry dynamics, intensifying competitive conditions, deflationary price pressures and technological changes relevant to the Company’s business and its long-term prospects. These assessments included evaluating the Company’s progress in evolving its business in light of the foregoing and considering opportunities to accelerate the Company’s business initiatives. During this period, the Company engaged in more frequent meetings and had more active dialogue with its shareholders, including heightened board-level participation in shareholder engagement. These discussions often concerned, among other things, the Company’s stock price performance and governance matters.
Also, during this period, the Company and its board of directors took various governance actions, including the following: (1) announced the Company’s transition to a sole Chief Executive Officer and elimination of the Co-Chief Executive Officer leadership structure; (2) following an extensive director search process, elected Mary Ellen Coe as a new director, in view of her deep experience in marketing, digital strategy and brand strategy and expertise in technology and evolving marketplaces; (3) adopted and began implementing a Board Succession and Development Plan, which included a public commitment to continue to evaluate Board composition and highlighted the expectation of future director additions and director retirements; and (4) rotated the chairmanships of the Company’s key committees to provide new leadership for each of the committees with Gabrielle Sulzberger, Hass Hassan and Jonathan Seiffer becoming the Chairs of the Nominating and Governance, the Compensation and the Audit Committees,

respectively, and otherwise updated the composition of the board of directors’ committees. In connection with its shareholder engagement and other governance efforts, the board of directors engaged Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”) as legal advisor to the Company.
In order to more effectively discuss and oversee engagement with shareholders between regularly scheduled meetings of the board of directors and topics that could arise from such engagement, in March 2017 the Company formed an ad hoc committee of the board of directors (the “Ad Hoc Committee”) consisting of Dr. John Elstrott (then-Chair of the board of directors), John Mackey (the Company’s Chief Executive Officer), and the chairs of each of the Company’s standing committees, Gabrielle Sulzberger, Hass Hassan and Jonathan Seiffer, all independent directors (other than the CEO).
On April 10, 2017, JANA Partners (together with certain affiliates, consultants and potential director candidates they intended to sponsor) filed a Schedule 13D with the SEC disclosing that they had acquired approximately 8.8% of the Company’s outstanding common stock, and that JANA Partners intended, among other possible actions, to engage in active discussions with the Company’s board of directors and management regarding items highlighted in their Schedule 13D.
On April 17, 2017, following prior discussions by the board of directors and the Ad Hoc Committee, the board of directors appointed Evercore Group L.L.C. (“Evercore”) as the Company’s financial advisor. The Company engaged Evercore to act as a financial advisor based on Evercore’s qualifications, experience and reputation. Later that day, the Ad Hoc Committee met telephonically to discuss with Wachtell Lipton the appointment of Evercore, anticipated actions by JANA Partners and potential Company responses, and ongoing board refreshment efforts.
On April 18, 2017, Mr. Mackey and Dr. Elstrott received a letter from an industry participant (“Company X”). The letter expressed a potential interest in exploring strategic opportunities and a partnership between Company X and the Company and stated a willingness to meet to discuss possible opportunities, but did not indicate a proposed transaction structure or potential valuation. Between April 20 and May 4, 2017, various representatives of the Company and/or Evercore received separate inquiries from four private equity firms indicating that, if the Company were to be interested in pursuing a leveraged buy-out, PIPE (private investment in public equity) or other transaction in light of JANA Partners’ activism, they might be interested in considering such a transaction, but none of these parties made any proposals for any such transaction following such inquiries.
During the week of April 17, 2017, Mr. Mackey and Ken Meyer, an Executive Vice President of Operations of the Company, and one of the Company’s outside consultants discussed a recent media report which said that Amazon.com may have previously considered acquiring the Company as part of its internal business development process. In the course of discussing potential compatibilities and the possibility of a transaction between the Company and Amazon.com, the consultant offered to make an introductory phone call to a contact at Amazon.com to inquire whether there might be an interest in having an exploratory meeting between the companies. Mr. Mackey and Mr. Meyer authorized the consultant to make that call, and on April 21, 2017, the consultant called Jay Carney, Amazon.com’s Senior Vice President of Corporate Affairs, to inquire whether representatives of Amazon.com would be interested in a meeting with representatives of the Company about a potential strategic transaction.
On April 24, 2017, the Ad Hoc Committee and the board of directors met telephonically to discuss, together with Wachtell Lipton and Evercore, the letter received from Company X and a meeting with JANA Partners scheduled to be held on April 26, 2017.
Also on April 24, 2017, the consultant spoke to Peter Krawiec, Amazon.com’s Vice President of Worldwide Corporate Development, who told the consultant that Amazon.com would be interested in an exploratory meeting between the parties.
On April 26, 2017, senior representatives of JANA Partners met in person at the Company’s head office in Austin, Texas with Dr. Elstrott, Mr. Mackey and other members of management of the Company. At that meeting, the JANA representatives presented their perspectives on the Company and demanded that the Company make certain changes to its board of directors and announce an exploration of strategic alternatives. During the period following the April 26, 2017 meeting and an April 27 call to Dr. Elstrott to outline various updated demands, a number of conversations and meetings were held with senior representatives of JANA Partners by Ms. Sulzberger and a representative of Wachtell Lipton. During these conversations and meetings JANA Partners made varying demands primarily concerning the composition of the Company’s board of directors. The Company expressed its willingness to interview the potential director candidates to be sponsored by JANA Partners in addition to the individuals who had been identified as part of the Company’s own board refreshment process.
On April 27, 2017, the Company and Amazon.com entered into a non-disclosure agreement.
On April 28, 2017, Mr. Meyer and Mr. Krawiec had a telephone discussion to set up a meeting to be held between the two companies. Also on April 28, 2017, the board of directors met in person at the Company’s head office in Austin, Texas, with Wachtell Lipton and Evercore in attendance at the meeting. The board of directors discussed, among other things, JANA Partners’ demands and anticipated potential actions, the Company’s long-term outlook, which management was in the process of updating at the prior direction of the board, board refreshment and governance matters, certain capital allocation changes under consideration, and the contact by Company X, as well as preliminary valuation perspectives and, as an analytical matter, the viability of a leveraged buy-out. At this meeting, Mr. Mackey informed the board of directors that he and members of the Company’s executive team planned to meet with members of Amazon.com’s management during the coming weekend to gauge their interest in a potential transaction.
On April 30, 2017, the respective CEOs of the Company and Amazon.com and other senior representatives of both companies met in Seattle, Washington. The parties discussed potential strategic opportunities between the two companies and areas of complementary capabilities. No proposal for a transaction was made, and valuation was not discussed at that meeting.
Between May 1 and May 4, 2017, the board of directors and the Ad Hoc Committee met several times with Wachtell Lipton and Evercore to discuss the demands and potential actions by JANA Partners and potential responses, the letter from Company X, the Company’s on-going efforts to recruit new independent directors to join the board of directors, management’s work on updating the Company’s long-term outlook, the Company’s ongoing search for a new Chief Financial Officer, and potential changes to the Company’s cash dividend and share repurchase policy.
On May 1, 2017, Dr. Elstrott, then-chair of the board of directors, and Mr. Mackey indicated to representatives of Company X that the Company would schedule an in-person meeting with them.
Between May 1 and May 8, 2017, members of the nominating and governance committee and other directors consulted with the third-party director search firm that had previously been retained and interviewed additional candidates to join the board of directors as independent directors (including all of the director candidates included in JANA Partners’ Schedule 13D filing).
On May 4, 2017, representatives of the Company and Amazon.com met at the Company’s head office in Austin, Texas for a full day in-person due diligence session.
On May 7, 2017, the board of directors met to discuss the potential board candidates, management’s ongoing work on the Company’s long-term outlook and the ongoing discussions with JANA Partners and to receive an update on Amazon.com. Also on May 7, 2017, the Company and Amazon.com entered into a supplement to their non-disclosure agreement. Following the execution of the supplement, there were several telephone discussions involving Mr. Meyer, Mr. Krawiec and Mr. Mackey regarding the Company’s operations, and Amazon.com requested that the Company provide Amazon.com with additional due diligence information.
On May 8, 2017, Ms. Sulzberger and a representative of Wachtell Lipton met in-person with senior representatives from JANA Partners, after JANA Partners agreed to certain confidentiality conditions, and informed JANA Partners of the Company’s imminent board refreshment and other initiatives (but not the preliminary discussions underway with Amazon.com). Ms. Sulzberger advised the representatives of JANA Partners that the board of directors was willing to nominate two of JANA Partners’ identified candidates to the board of directors as part of the Company’s own board refreshment plans if JANA Partners would agree to a standstill period of approximately 18 months to provide the Company time needed to pursue its new initiatives. Following the meeting, on May 9, 2017, a senior representative from JANA Partners called the Wachtell Lipton representative to advise that JANA Partners did not have an interest in entering into a settlement agreement with the Company at this time on the proposed terms if that settlement would include the standstill restrictions on JANA Partners’ conduct.

Also on May 8, Dr. Elstrott received an email from a second industry participant (“Company Y”) inquiring whether the Company would be interested in having a conversation regarding a potential business relationship between the two companies.
On May 9, 2017, the board of directors met twice by telephone, together with Wachtell Lipton and Evercore. The board of directors approved, among other things, the hiring of Keith Manbeck as the Company’s Chief Financial Officer, the appointment of Ken Hicks, Joseph D. Mansueto, Sharon L. McCollam, Scott F. Powers and Ronald M. Shaich to the board of directors and accepted the resignations from the board of directors of Dr. Elstrott, Morris Siegel, Jonathan D. Sokoloff, Dr. Ralph Z. Sorenson and William A. Tindell, III, with both the appointments and the resignations effective as of May 10, 2017. At this time, the board of directors also appointed Ms. Sulzberger as the new Chair of the board of directors and Ms. Coe as the new Chair of the Nominating and Governance Committee, each effective May 10, 2017. The board of directors also discussed matters relating to JANA Partners, Company X, Company Y and Amazon.com. The Ad Hoc Committee also met the same day to discuss the next day’s announcements.
On May 10, 2017, the Company announced the board appointments and the resignations approved at the board of directors’ May 9, 2017 meeting, together with an updated business plan, an increase in its quarterly cash dividend to $0.18 per quarter and an expanded share repurchase authorization and its second quarter earnings results.
Over the course of May 13 to May 15, 2017, Ms. Sulzberger, Mr. Mackey and members of management, Wachtell Lipton and Evercore discussed with the members of the reconstituted board of directors and the Ad Hoc Committee the state of the Company and its business, investor feedback and outreach, and the contacts with Amazon.com, Company X, Company Y and by the private equity funds that had occurred prior to that date.
On May 16, 2017, a meeting with Company X was arranged. On May 18, 2017, Ms. Sulzberger and Mr. Mackey, together with representatives from Evercore, met in person with representatives from Company X. At the meeting, Company X made a presentation regarding its business and suggested that, if the Company were to be interested, they would be interested in pursuing a merger-of-equals transaction, which they believed would be potentially valued at $35.00 to $40.00 per share to the Company’s shareholders. No specificity was provided by Company X’s representatives concerning the potential transaction structure (except to say that it would require substantial borrowing and would almost certainly not be all cash but include a stock component) nor did Company X explain the rationale for the estimated valuation range they suggested. Ms. Sulzberger and Mr. Mackey responded that they would relay the contents of the conversation to the board of directors.
Also on May 18, 2017, Mr. Meyer and David Lannon, an Executive Vice President of Operations of the Company, had a telephone conversation with representatives from Company Y following up on their email to the Company. The Company Y representatives said that they had an interest in exploring a possible commercial relationship, such as a supply arrangement, between the two companies but did not discuss any possible merger or acquisition of the Company.
On May 19, 2017, the board of directors met with Wachtell Lipton and Evercore, including to consider the discussions with Amazon.com, Company X and Company Y and to reconstitute the Ad Hoc Committee to include as members newly appointed independent directors, to make clear that all directors were invited to participate in Ad Hoc Committee sessions as desired and to note that the Ad Hoc Committee would be expected to continue to convene regularly in between meetings of the Board as appropriate to facilitate discussion and oversight of matters related to shareholder engagement and third-party inquiries, with the Board continuing to make final determinations on such topics.
On May 22, 2017, Mr. Mackey provided an update to the Ad Hoc Committee on the status of discussions with Amazon.com, including that since the entry by the Company and Amazon.com into a supplement to the non-disclosure agreement on May 7, 2017, representatives of the Company had been responding to additional diligence requests from representatives of Amazon.com to facilitate their consideration of a potential transaction with the Company.
On May 23, 2017, the Company received a written offer from Amazon.com to acquire the Company for $41.00 per share of the Company’s common stock, subject to confirmatory due diligence, satisfactory documentation and final board approval. In its letter, Amazon.com expressed its belief that the offer represented compelling and certain value for the Company’s shareholders, considered its interest in the Company to be highly sensitive, and said that it reserved the right to terminate discussions if there was any leak or rumor of its interest in acquiring the Company. The letter also indicated that Amazon.com viewed the proposed transaction as a strategic investment for Amazon.com.
On May 24, 2017, the board of directors met by telephone with Wachtell Lipton and Evercore and discussed the letter received from Amazon.com and the board’s plans to have an in-person board meeting the following week to review the offer in detail and consider certain financial analyses, potential alternatives and the Company’s long-term outlook and business plans, including the risks thereof.
On May 25, 2017, a representative of Goldman Sachs & Co. LLC (“Goldman Sachs”), financial advisor to Amazon.com, called representatives of Evercore to emphasize that Amazon.com was very sensitive with respect to confidentiality, not willing to engage in a multiparty sale process and had submitted what they believed to be a very strong proposal.
On May 26, 2017, the board of directors discussed the Company’s updated long-term outlook plan, and Evercore and Wachtell Lipton participated in the discussion.
On May 30, 2017, the board of directors held an in person meeting in New York with representatives from Wachtell Lipton and Evercore also in attendance. At the meeting, management and the board of directors discussed the Company’s long-term outlook, associated business plans, underlying assumptions and timelines and key risks that could affect the Company’s ability to achieve the long-term plan. The board also discussed the ongoing talks between the Company and Amazon.com, including the May 23, 2017 offer, and overtures made by other third parties, including Company X, Company Y and the four private equity firms that had previously contacted representatives of the Company and/or Evercore. The board of directors discussed these contacts and reaffirmed its previous consensus to not solicit proposals from the private equity firms, given concerns of the Company’s board of directors about leaks and the views of management and the perspective of Evercore that the price proposed by Amazon.com likely exceeded the price level that a private equity buyer could reasonably be expected to pay while achieving customary expected returns from such an investment. Evercore noted that Amazon.com had re-emphasized in multiple communications that Amazon.com would not be willing to further engage with the Company in the event of a rumor or leak of a potential transaction. At the meeting, Evercore reviewed with the board of directors certain financial analyses and valuation perspectives, and the board discussed the proposal received relative to the various alternatives available to the Company, the challenges and velocity of change in the industries in which the Company operates and the risks associated with the Company’s long term outlook. After a discussion of potential responses, the board of directors decided that making a counter proposal at a higher price was the most effective response and resolved to make a counter-proposal to Amazon.com at $45.00 per share. Later that day, representatives from Evercore, on behalf of the board of directors, communicated the $45.00 per share counter proposal to representatives from Goldman Sachs. The Goldman Sachs representatives expressed their disappointment at the price specified in the Company’s counter proposal as they had previously informed the Evercore representatives that Amazon.com believed that it had made a very strong bid.
On June 1, 2017, representatives from Evercore spoke with representatives from Goldman Sachs again regarding the spread between Amazon.com’s offer and the Company’s counter proposal. On the call, the representatives from Goldman Sachs communicated that Amazon.com was considering other opportunities instead of acquiring the Company and had been considering whether to respond to the Company’s $45.00 counter proposal at all or to pursue other opportunities. The representatives from Goldman Sachs then said that as a last stretch Amazon.com was willing to offer $42.00 per share but stressed several times that this was Amazon.com’s best and final offer. The representatives from Goldman Sachs also made it clear again to the representatives from Evercore that Amazon.com would disengage from its efforts to acquire the Company and pursue other alternatives and initiatives if the $42.00 per share price were not accepted and that Amazon.com expected that the Company would not approach other potential bidders while the Company was negotiating with Amazon.com (although they understood that the Company’s board of directors would have a customary fiduciary out in the merger agreement), and requested that the Company promptly give a yes or no response to the $42.00 offer. They signaled Amazon.com’s willingness to move forward on the transaction quickly if the Company responded favorably to the offer as well as Amazon.com’s resolve in discontinuing discussions with the Company if the Company did not find the revised offer to be attractive.
On June 1, 2017, the board of directors met, together with Wachtell Lipton and Evercore, to discuss negotiations with Amazon.com. Representatives from Evercore described the June 1, 2017 discussion with representatives from Goldman Sachs. Following discussion with Wachtell Lipton and Evercore, the board of directors unanimously authorized Evercore to inform Goldman Sachs that the Company was willing to move forward to negotiate a transaction at a $42.00 per share cash price.
On June 2, 2017, the Company received a written due diligence request list from Amazon.com, and representatives of Sullivan & Cromwell LLP (“Sullivan & Cromwell”), Amazon.com’s legal counsel, sent a draft merger agreement to representatives of Wachtell Lipton. Between June 2 and 4, 2017, the respective representatives of the Company and Amazon.com convened telephone calls to discuss initial confirmatory due diligence requests. On June 4, 2017, the Company began to make due diligence materials available to Amazon.com and Sullivan & Cromwell through a virtual data room.
Over the course of the next week and a half, the parties continued the confirmatory due diligence investigation, Wachtell Lipton and Sullivan & Cromwell continued to negotiate the terms of the merger agreement, and both the full board of directors and the Ad Hoc Committee met regularly with representatives of Wachtell Lipton and Evercore to discuss the status of negotiations with Amazon.com and the status of the draft merger agreement.
On June 12, 2017, representatives of Wachtell Lipton along with Ms. Sulzberger, Mr. Mackey, and Mr. Ronald Shaich (another independent director of the Company), participated in a conference call with members of Amazon.com’s senior business and legal team and representatives of Sullivan & Cromwell to resolve the major open issues on the draft merger agreement, including the amount and triggers for the termination fee and the regulatory efforts covenant. Following the above discussions and later in the day on June 12, 2017, executives of the companies had a meeting in Seattle, Washington to discuss operational and organizational matters.
On June 13 and 14, 2017, conversations took place among Hass Hassan, independent chair of the Compensation Committee of the board of directors, Mr. Krawiec, Ms. Flanagan and Mr. Mackey regarding certain employee benefits and compensation matters to be a part of the merger agreement.
On June 15, 2017, the board of directors met telephonically, together with members of management and Wachtell Lipton and Evercore, to discuss and review the draft merger agreement and to consider the proposed transaction. Representatives of Wachtell Lipton reviewed the duties of the directors and the terms of the draft merger agreement. Representatives of Evercore reviewed with the board of directors Evercore’s financial analyses of the consideration proposed in the merger. Evercore then rendered its oral opinion, which was subsequently confirmed in writing, to the board of directors that, as of that date, and based upon and subject to the factors, procedures, assumptions qualifications and limitations set forth in its opinion, the consideration of  $42.00 per share in cash to be paid in the merger was fair, from a financial point of view, to the holders of the Company’s common stock entitled to receive such consideration. Following extensive discussion, the board of directors unanimously determined that the merger was fair to, and in the best interests of, the Company and its shareholders, unanimously approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement and authorized the Company to enter into the merger agreement.
Following the board meeting, the parties completed the transaction documents. In the evening of June 15, 2017, the parties executed the merger agreement and in the morning of June 16, 2017, the Company and Amazon.com issued a press release announcing the transaction. The press release and the merger agreement were publicly filed by the Company as Soliciting Material under §240.14a-12 of the Exchange Act on June 16, 2017.

Reasons for the Merger; Recommendation of the Whole Foods Market Board of Directors
The Whole Foods Market board of directors unanimously recommends that Whole Foods Market shareholders vote “FOR” the proposal to approve the merger agreement with Amazon.com at the special meeting.
The Whole Foods Market board of directors, with the assistance of its financial and legal advisors, evaluated the merger agreement, the merger and the other transactions contemplated by the merger agreement, unanimously determined that the merger is fair to, and in the best interests of, the Company and its shareholders, unanimously approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement and authorized the Company to enter into the merger agreement. Accordingly, on June 15, 2017, the Whole Foods Market board of directors unanimously resolved to recommend that the shareholders of Whole Foods Market approve the merger agreement.
In the course of reaching its recommendation, the Whole Foods Market board of directors considered the following material factors relating to the merger agreement and the merger, each of which the board believes supported its decision:
•
Attractive Value.   The Whole Foods Market board of directors believed the $42.00 per share cash price provides shareholders with attractive value for their shares of Whole Foods Market common stock. The board of directors considered the current and historical market prices of Whole Foods Market common stock, including the market performance of the common stock in light of current industry conditions, and the fact that $42.00 per share in cash represented a substantial premium in reference to a variety of measurement dates (e.g., a premium of approximately 27% to the price of the Company’s common stock on June 15, 2017, the day before the announcement of the transaction, a premium of approximately 41% to the closing price of the Company’s common stock on March 31, 2017 before public activism and speculation about a possible transaction affected the Company’s stock price and a premium of approximately 34% to the twelve-month volume weighted average closing price of the Company’s common stock as of June 14, 2017), and strong transaction multiples (e.g., a value representing 10.6x Whole Foods Market’s EBITDA for the 12 months ending April 9, 2017).

•
Best Alternative for Maximizing Shareholder Value.   The Whole Foods Market board of directors concluded that entering into the merger agreement with Amazon.com was more favorable to Whole Foods Market shareholders than the other alternatives reasonably available to Whole Foods Market, including the continued operation of Whole Foods Market on a standalone basis and the pursuit of other potential actionable strategic or financial transactions, in light of a number of factors, including:

•
the board of directors’ assessment of Whole Foods Market’s business, assets and prospects, its competitive position and historical and projected financial performance. The board of directors considered the nature of the grocery industry and potential changes and developments in that industry, including the growing and intensifying challenges faced by industry participants and the attendant risks attributable to continuing as an independent public company. In this regard, the board of directors also noted that, in addition to prior industry trends and developments, a large, publicly traded grocery industry participant had in the early morning of June 15, 2017 publicly lowered its fiscal year 2017 net earnings guidance and noted the challenging operating environment and continued change in the competitive landscape in its earnings call;

•
the board of directors’ assessment of the potential risks of the long-term plan the management of Whole Foods Market had recently developed and announced and the substantial investments and expenditures required to achieve the long-term plan. These risks included: the challenges in successfully executing, substantially simultaneously, the multiple initiatives included in the long-term plan (e.g., affinity programs, category management, technological enhancements, price reductions, and cost optimization, among other initiatives) and doing so by the targeted timeframes; the increasingly competitive nature of the grocery industry, including the presence of aggressive new entrants (e.g., non-traditional participants and overseas and domestic companies) and aggressive competition from current industry participants, some of which have greater financial resources and more advanced and developed technological capabilities than the Company; alternatives available to customers, including among others meal kits, fast casual restaurants, meal delivery, food halls and other options; deflationary price pressures which had affected and were expected to continue to affect the industry; significant macro-economic declines leading to sales and pricing challenges; increases in the offerings by other retailers of natural and organic products which could create supply shortages and limit the Company’s ability to source sufficient product for its stores; the risks that certain of the initiatives included in the long-term plan could adversely affect the Company’s culture, talent acquisition and retention and historical selection of products offered to customers by the Company and thus its ability to achieve desired outcomes.
•
the board of directors considered the potential rewards of the long-term plan, analyzing the value enhancement that could be achieved if the risks described above were to be overcome, but also recognized that substantial investments and expenditures would be required in connection with the long-term plan and believed that the short term focus of a number of its shareholders created significant risk that the time needed for successful implementation of the long-term plan and realization of the plan’s potential value would not be available;

•
the strategic and financial alternatives reasonably available to Whole Foods Market in terms of possible business combinations with third parties other than Amazon.com, taking into account the financial capacity of potential alternative bidders, the evaluation provided by the board’s financial advisor and the directors’ assessment of such potential bidders;

•
the board of directors’ belief that the risk of actively pursuing alternative transactions while it was in discussions and negotiations with Amazon.com considerably exceeded the board’s assessment of the potential benefits that might be achieved and risked jeopardizing the value to be delivered to shareholders through reaching a binding agreement with Amazon.com. Specifically, in addition to the value to be provided to shareholders in this transaction with Amazon.com and the other reasons discussed in this proxy statement, the board of directors believed to be highly credible the stated positions of Amazon.com during negotiations that the $42.00 per share merger consideration was the maximum amount that Amazon.com would offer to pay to acquire Whole Foods Market, that Amazon.com would disengage from its efforts to acquire Whole Foods Market and pursue other alternatives and initiatives if the $42.00 per share price were not accepted and that Amazon.com expected that Whole Foods Market would not approach other potential bidders while Whole Foods Market was negotiating with Amazon.com; further, as discussed below, the board of directors believed that the most effective approach for obtaining a superior transaction would be to enter into the attractive Amazon.com transaction to which any potential third party bidders could then react; and

•
the board of directors’ belief that, if Amazon.com did not acquire Whole Foods Market, then it would likely have sought to acquire another industry participant. This development was not anticipated at the time the management of Whole Foods Market prepared and announced the new long-term plan.

•
Opportunity to Receive Alternative Acquisition Proposals and to Terminate the Amazon.com Transaction in Order to Accept a Superior Proposal.   The board of directors considered the terms of the merger agreement relating to Whole Foods Market’s ability to respond to unsolicited acquisition proposals, and the other terms of the merger agreement, including:

•
Whole Foods Market’s right, subject to certain conditions, to provide non-public information in response to, and to discuss and negotiate, certain unsolicited acquisition proposals made before Company shareholder approval of the Amazon.com transaction is obtained (see the section entitled “The Merger Agreement — Acquisition Proposals; No Solicitation”);

•
the Whole Foods Market board of directors ability to terminate the merger agreement prior to obtaining Company shareholder approval of the Amazon.com transaction, in specified circumstances relating to a superior proposal, subject to payment of a termination fee which the Whole Foods Market board of directors believed to be reasonable under the circumstances and not an impediment to a competing transaction (see the sections entitled “The Merger Agreement — Alternative Proposals; No Solicitation,” “The Merger Agreement — Termination” and “The Merger Agreement — Company Termination Fee; Expense Reimbursement”); and

•
the board of directors’ belief that (if a superior transaction were potentially available) the most effective approach to obtaining such a superior transaction would be to enter into the transaction with Amazon.com, which it considered to be attractive and which could have significant strategic implications for many companies.

•
Certainty of Value.   The board of directors considered that the proposed merger consideration is all cash, thereby providing Whole Foods Market shareholders with certainty of value and liquidity for their shares, especially when viewed against the risks and uncertainties inherent in Whole Foods Market’s business, including risks associated with executing upon Whole Foods Market’s standalone and long-term growth strategies in light of competitive price pressure by Whole Foods Market’s existing competitors in the grocery industry, the potential impact of the entry of new competitors into the industry, the growing number and range of alternatives available to customers and other factors, including those noted above.

•
Likelihood of Completion.   The board of directors considered the likelihood of completion of the merger to be a significant factor in support of the transaction, in light of, among other things:

•
the limited overlaps between the businesses of Whole Foods Market and Amazon.com relative to those that could be present in transactions with certain industry participants;

•
the absence of a financing condition in the merger agreement and the facts that Amazon.com has a substantial amount of cash and cash equivalents on its balance sheet and has entered into the commitment letter pursuant to which, subject to the terms and conditions set forth therein, the commitment parties have committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $13.7 billion, to fund the consideration for the merger (see the section entitled “The Merger (Proposal 1) — Financing”); and

•
the conditions to closing contained in the merger agreement, which the board of directors believed are reasonable and customary in number and scope, and which, in the case of the conditions related to the absence of material adverse changes between the announcement and closing of the transaction and the accuracy of Whole Foods Market’s representations and warranties, are generally qualified by a traditional public company “material adverse effect” standard (see the section entitled “The Merger Agreement — Conditions to Completion of the Merger”).

•
Receipt of Fairness Opinion and Presentation from Evercore.   The board of directors considered the financial analysis presentation of Evercore and the opinion of Evercore to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Evercore as set forth in the opinion, the merger consideration of  $42.00 per share in cash to be received by the holders of shares of the Company’s common stock pursuant to the merger agreement was fair, from a financial point of view, to the holders of such shares. See “The Merger (Proposal 1) — Opinion of Whole Foods Market’s Financial Advisor.”

•
Continued Payment of Dividend.   The board of directors considered the merger agreement provision permitting Whole Foods Market to continue to pay quarterly cash dividends at the current payment rate of  $0.18 per fiscal quarter prior to closing.

•
Long-term Interests of the Company.   The board of directors considered that, in addition to providing an attractive outcome for Whole Foods Market shareholders and the best alternative reasonably available for maximizing shareholder value, the transactions contemplated by the merger agreement with Amazon.com. also promote and advance the long-term interests of Whole Foods Market and its other stakeholders, including team members, customers, suppliers, the communities in which Whole Foods Market operates and the environment.

In the course of reaching its recommendation, the Whole Foods Market board of directors also considered the risks and potentially negative factors relating to the merger agreement and the merger, including:
•
that Whole Foods Market shareholders will have no ongoing equity participation in Whole Foods Market following the merger, and that such shareholders will therefore cease to participate in the future earnings of growth that Whole Foods Market may achieve, or to benefit from increases, if any, in the value of the Company’s common stock as a result of the merger;

•
as the transaction has a potential outside date as late as May 16, 2018, that Whole Foods Market shareholders could be asked to vote on approval of the merger agreement well in advance of the completion of the transaction, depending on when the transaction actually closes;

•
the possibility that the merger is not completed as a result of failure to obtain required regulatory clearances or for other reasons; the risks and costs to Whole Foods Market if the merger is not completed; the potential uncertainty about the likelihood, timing or effects of completion of the merger, including uncertainty about the effect of the proposed merger on Whole Foods Market’s employees, potential and existing customers and suppliers and other parties, and that such uncertainty may impair Whole Foods Market’s ability to attract, retain and motivate key personnel and could cause third parties to seek to change or not enter into business relationships with Whole Foods Market; and the risk of management distraction as a result of the merger;

•
the merger agreement’s restrictions on the conduct of Whole Foods Market’s business before completion of the merger, generally requiring Whole Foods Market to use reasonable best efforts to conduct its business in the ordinary course and prohibiting Whole Foods Market from taking specified actions, which may delay or prevent Whole Foods Market from undertaking unanticipated business opportunities that may arise pending completion of the merger (as more fully described in the section entitled “The Merger Agreement — Conduct of Business Pending the Merger”);

•
the possibility that Whole Foods Market may be required under the terms of the merger agreement to pay a termination fee of  $400 million under certain circumstances or, if the merger agreement is terminated by either Whole Foods Market or Amazon.com because Whole Foods Market shareholders do not approve the merger agreement, to pay expenses incurred by Amazon.com and Merger Sub in an amount not to exceed $25 million (which amount would be deducted from the amount of any termination fee owed or payable by the Company) (as more fully described in the section entitled “The Merger Agreement — Company Termination Fee; Expense Reimbursement”); and

•
that the receipt of cash by Whole Foods Market shareholders in exchange for their shares of common stock pursuant to the merger will generally be a taxable transaction to Whole Foods Market shareholders for U.S. federal income tax purposes (as more fully described in the section entitled “Material U.S. Federal Income Tax Consequences of Merger”).

The foregoing discussion of the information and factors considered by the Whole Foods Market board of directors includes the material factors considered by the Whole Foods Market board of directors but does not necessarily include all of the factors considered by the Whole Foods Market board of directors. In view of the complexity and variety of factors considered in connection with its evaluation of the merger agreement and the merger, the Whole Foods Market board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Whole Foods Market board of directors unanimously resolved to recommend that the shareholders of Whole Foods Market approve the merger and the merger agreement based upon the totality of information it considered.
Certain Whole Foods Market Unaudited Prospective Financial Information
In connection with the merger, the Company’s management prepared a set of non-public, unaudited financial forecasts with respect to the Company’s business, as a standalone company, for fiscal years 2017 through 2021 (the “Whole Foods Market Projections”). The Whole Foods Market Projections were provided to the Company’s board of directors and the Company’s financial advisor in connection with their respective consideration and evaluation of the merger.
Whole Foods Market does not as a matter of course make public projections as to future performance for extended periods beyond one fiscal year due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty of underlying assumptions and estimates. However, Whole Foods Market is including in this proxy statement a summary of certain limited unaudited prospective financial information for Whole Foods Market on a standalone basis, without giving effect to the merger, to give Company shareholders access to certain nonpublic information provided to the Company’s board of directors, the Company’s financial advisor and Amazon.com for purposes of considering and evaluating the merger. The inclusion of the Whole Foods Market Projections should not be regarded as an indication that the Company, Amazon.com, Merger Sub or any of their respective boards of directors or representatives or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results or an accurate prediction of future results, and the Whole Foods Market Projections should not be relied on as such.
The Whole Foods Market Projections, and the underlying assumptions upon which the Whole Foods Market Projections were based, are subjective in many respects, and subject to different interpretations and potential revisions attributable to the nature of the grocery industry (including the prepared foods business), as well as actual experience and business developments. The Whole Foods Market Projections reflect numerous assumptions with respect to company performance, industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are difficult to predict, subject to significant economic and competitive uncertainties and beyond the Company’s control. Multiple factors, including those described in the section entitled “Cautionary Statement Concerning Forward-Looking Statements,” could cause the Whole Foods Market Projections or the underlying assumptions to be inaccurate. As a result, there can be no assurance that the Whole Foods Market Projections will be realized or that actual results will not be significantly higher or lower than projected. Because the Whole Foods Market Projections cover multiple years, such information by its nature becomes less reliable with each successive year. The Whole Foods Market Projections do not take into account any circumstances or events occurring after the date on which they were prepared. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results portrayed in the Whole Foods Market Projections will be achieved. The inclusion of the Whole Foods Market Projections in this proxy statement does not constitute an admission or representation by Whole Foods Market or any other person that the information is material. The summary of the Whole Foods Market Projections is not provided to influence Company shareholders’ decisions regarding whether to vote for the merger proposal or any other proposal.
The Whole Foods Market Projections were not prepared with a view toward public disclosure or toward compliance with United States generally accepted accounting principles (“GAAP”), published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, nor any other accounting firm, has examined, compiled or performed any procedures with respect to the Whole Foods Market Projections, and accordingly, Ernst & Young does not express an opinion or any other form of assurance with respect thereto. The Ernst & Young report incorporated by reference in this proxy statement relates to the Company’s historical financial information. It does not extend to the prospective financial information contained herein and should not be read to do so.

The following is a summary of the Whole Foods Market Projections:
Summary of the Whole Foods Market Projections(1)
(dollars in millions)
	2017	2018(4)	2019	2020	2021
Revenue	$15,887	$16,490	$17,339	$18,217	$19,238
EBITDA(2)	$1,216	$1,331	$1,656	$1,815	$1,949
Free Cash Flow(3)	$324	$422	$639	$738	$814

(1)
On May 4, 2017, the Company provided Amazon.com with an earlier version of the Whole Foods Market Projections that reflected (a) the same Revenue estimates, except that 2017 estimated Revenue was $15,888 million; (b) EBITDA estimates of  $1,233 million, $1,370 million, $1,655 million, $1,814 million and $1,947 million in fiscal years 2017, 2018, 2019, 2020 and 2021, respectively; and (c) Free Cash Flow estimates of  $334 million, $440 million, $644 million, $738 million and $813 million in fiscal years 2017, 2018, 2019, 2020 and 2021, respectively. Such version was also provided to the Company’s board of directors.

(2)
EBITDA is defined for purposes of the Whole Foods Market Projections as earnings before interest expense, investment and other income, income taxes and depreciation and amortization. This measure is different from measures determined in accordance with U.S. GAAP and may not be comparable to similar measures used by other companies and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity. EBITDA in 2017 excludes charges incurred for a severance payment and store and facility closures.

(3)
Free Cash Flow is defined for purposes of the Whole Foods Market Projections as net cash provided by operating activities less capital expenditures.

(4)
Estimates in 2018, a 53-week fiscal year, are presented on a 52-week basis.

EBITDA and Free Cash Flow are different from measures determined in accordance with U.S. GAAP. The Company’s management believes that EBITDA and Free Cash Flow provide useful information to management and shareholders regarding certain financial and business trends relating to the Company’s results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company. However, EBITDA and Free Cash Flow, as presented by the Company, may not be comparable to similar measures used by other companies.
Set forth below is a reconciliation to U.S. GAAP of each of EBITDA and Free Cash Flow prepared by management of the Company in connection with the preparation of this proxy statement. Net Income and Net cash provided by operating activities are the U.S. GAAP financial measures that are most closely comparable from a U.S. GAAP perspective to EBITDA and Free Cash Flow, respectively:
Reconciliation of Projected EBITDA to Projected Net Income
(dollars in millions)
	2017(1)	2018(2)	2019	2020	2021
EBITDA
Net income	$409	$470	$658	$739	$794
Provision for income taxes	$262	$300	$420	$473	$507
Interest expense	$47	$47	$47	$47	$47
Investment and other income	$(8)	$(14)	$(20)	$(29)	$(33)
Operating income	$710	$803	$1,105	$1,230	$1,315
Depreciation and amortization	$506	$528	$551	$585	$634
EBITDA	$1,216	$1,331	$1,656	$1,815	$1,949

(1)
EBITDA in 2017 excludes charges incurred for a severance payment and store and facility closures.

(2)
Estimates in 2018, a 53-week fiscal year, are presented on a 52-week basis.

Reconciliation of Projected Free Cash Flow to Projected Net Cash Provided By Operating Activities
(dollars in millions)
	2017	2018(1)	2019	2020	2021
Free Cash Flow
Net cash provided by operating activities	$1,019	$1,079	$1,293	$1,420	$1,532
Development costs of new locations	$(370)	$(343)	$(340)	$(367)	$(402)
Other property and equipment expenditures	$(325)	$(314)	$(314)	$(315)	$(316)
Free Cash Flow	$324	$422	$639	$738	$814

(1)
Estimates in 2018, a 53-week fiscal year, are presented on a 52-week basis.

Other than in connection with the Company’s preparation of this proxy statement, the Company did not provide Amazon.com with the above reconciliations.
The Whole Foods Market Projections do not take into account the possible financial and other effects on the Company of the merger and do not attempt to predict or suggest future results of the combined company. The Whole Foods Market Projections do not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger, whether any synergies are achieved by the combined company as a result of the merger, the effect on Whole Foods Market of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the merger agreement had not been executed, but that were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the Whole Foods Market Projections do not take into account the effect on Whole Foods Market of any possible failure of the merger to occur.
For the foregoing reasons, and considering that the special meeting will be held several months after the Whole Foods Market Projections were prepared, as well as the uncertainties inherent in any forecasting information, readers of this proxy statement are cautioned not to place unwarranted reliance on the Whole Foods Market Projections set forth above. No one has made or makes any representation to any shareholder regarding the information included in the Whole Foods Market Projections. Whole Foods Market urges all Company shareholders to review its most recent SEC filings for a description of its reported financial results. See the section entitled “Where You Can Find Additional Information.”
In addition, the Whole Foods Market Projections have not been updated or revised to reflect information or results after the date the Whole Foods Market Projections were prepared or as of the date of this proxy statement, or to reflect financial targets issued by the Company after the date the Whole Foods Market Projections were prepared, and except as required by applicable securities laws, Whole Foods Market does not intend to update or otherwise revise the Whole Foods Market Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.
Opinion of Whole Foods Market’s Financial Advisor
In connection with the merger, Whole Foods Market engaged Evercore to act as its financial advisor. On June 15, 2017, Evercore rendered its oral opinion, which was subsequently confirmed in writing, to the Whole Foods Market board of directors that, as of June 15, 2017 and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in its opinion, the merger consideration was fair, from a financial point of view, to the holders of Company common stock entitled to receive the merger consideration.
The full text of the written opinion of Evercore, dated as of June 15, 2017, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated by reference in its entirety into this proxy statement. You are urged to read the opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the

Whole Foods Market board of directors in connection with its evaluation of the merger. The opinion does not constitute a recommendation to the Whole Foods Market board of directors, any shareholder of Whole Foods Market or any other persons in respect of the merger, including as to how any holder of Company common stock should vote or act in respect of the merger. Evercore’s opinion does not address the relative merits of the merger as compared to other business or financial strategies that might be available to Whole Foods Market, nor does it address the underlying business decision of Whole Foods Market to engage in the merger.
In connection with rendering its opinion, Evercore, among other things:
i.
reviewed certain publicly available business and financial information relating to Whole Foods Market that Evercore deemed to be relevant, including publicly available research analysts’ estimates;

ii.
reviewed certain non-public historical financial statements and other non-public historical financial and operating data relating to Whole Foods Market prepared and furnished to Evercore by management of Whole Foods Market;

iii.
reviewed certain non-public projected financial data relating to Whole Foods Market prepared and furnished to Evercore by management of Whole Foods Market;

iv.
reviewed certain non-public historical and projected operating data relating to Whole Foods Market prepared and furnished to Evercore by management of Whole Foods Market;

v.
discussed the past and current operations, financial projections and current financial condition of Whole Foods Market with management of Whole Foods Market (including their views on the risks and uncertainties of achieving such projections);

vi.
reviewed the reported prices and the historical trading activity of the Company common stock;

vii.
compared the financial performance of Whole Foods Market and its stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

viii.
compared the financial performance of Whole Foods Market and the valuation multiples relating to the merger with those of certain other transactions that Evercore deemed relevant;

ix.
reviewed a substantially final draft dated June 14, 2017 of the merger agreement; and

x.
performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

For purposes of its analysis and opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, and Evercore assumed no liability therefor. Evercore assumed that the Whole Foods Market Projections were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of Whole Foods Market as to the future financial performance of Whole Foods Market. Evercore expresses no view as to any projected financial data relating to Whole Foods Market or the assumptions on which they are based.
For purposes of rendering its opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the merger agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the merger agreement and that all conditions to the consummation of the merger will be satisfied without material waiver or modification thereof and that the final merger agreement will conform to the draft reviewed by Evercore. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the merger will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on Whole Foods Market or the consummation of the merger or materially reduce the benefits to the holders of Company common stock of the merger.

Evercore neither made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of Whole Foods Market, nor was Evercore furnished with any such appraisals, nor did Evercore evaluate the solvency or fair value of Whole Foods Market under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion is necessarily based upon information made available to Evercore as of June 15, 2017 and financial, economic, market and other conditions as they existed and as could be evaluated as of such date. It is understood that subsequent developments may affect Evercore’s opinion and that Evercore does not have any obligation to update, revise or reaffirm its opinion.
Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness to the holders of Company common stock, from a financial point of view, of the merger consideration. Evercore does not express any view on, and its opinion does not address, the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of Whole Foods Market, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Whole Foods Market, or any class of such persons, whether relative to the merger consideration or otherwise. Evercore assumed that any modification to the structure of the merger will not vary in any respect material to its analysis. Evercore’s opinion does not address the relative merits of the merger as compared to other business or financial strategies that might be available to Whole Foods Market, nor does it address the underlying business decision of Whole Foods Market to engage in the merger. Evercore’s opinion does not constitute a recommendation to the Whole Foods Market board of directors, any shareholder of Whole Foods Market or any other persons in respect of the merger, including as to how any holder of shares of Company common stock should vote or act in respect of Proposal 1. Evercore is not a legal, regulatory, accounting or tax expert and has assumed the accuracy and completeness of assessments by Whole Foods Market and its advisors with respect to legal, regulatory, accounting and tax matters.
Set forth below is a summary of the material financial analyses reviewed by Evercore with the Whole Foods Market board of directors on June 15, 2017 in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before June 14, 2017 (the last trading day prior to the delivery of Evercore’s opinion on June 15, 2017), and is not necessarily indicative of current market conditions.
The following summary of Evercore’s financial analyses includes information presented in tabular format. In order to fully understand the analyses, the tables must be read together with the full text of each summary. The tables are not intended to stand-alone and alone do not constitute a complete description of Evercore’s financial analyses. Considering the tables below without considering the full narrative description of Evercore’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses.
Summary of Evercore’s Financial Analysis
Selected Public Company Trading Analysis
Evercore reviewed and compared certain financial information of Whole Foods Market to corresponding financial multiples and ratios for the following publicly traded grocery retailers and mass merchandisers:
Grocery Retailers	Mass Merchandisers
The Kroger Co.	Wal-Mart Stores, Inc.
Ahold Delhaize	Target Corporation
Sprouts Farmers Market, Inc.
Weis Markets, Inc.
Supervalu, Inc.
Ingles Markets, Incorporated

Although no grocer or merchandiser is directly comparable to Whole Foods Market, Evercore selected these companies because it believed that they had characteristics that were instructive for purposes of its analysis. For each of the companies identified above, Evercore calculated and compared various financial multiples and ratios based on financial data and closing stock prices as of June 14, 2017, which Evercore obtained from filings made with the SEC and from publicly available equity research analysts’ projections. The financial multiples and ratios of Whole Foods Market were based on publicly available equity research analysts’ projections and information from Whole Foods Market management.
Because no selected peer group company is exactly the same as Whole Foods Market, Evercore believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the public trading analysis. Accordingly, Evercore also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of Whole Foods Market and the selected companies. Based upon these judgments, Evercore derived a range of multiples for the selected companies for each of calendar years 2017 and 2018 and applied such multiples to estimates prepared by the management of Whole Foods Market for calendar year 2017, which implied, in each case, a range of equity values per share of Company common stock.
Enterprise Value to EBITDA Analysis:   Evercore derived for the selected companies the enterprise value as a multiple of estimated 2017 earnings before interest, taxes, depreciation and amortization (“EBITDA”), and estimated 2018 EBITDA. The enterprise value to EBITDA multiples for the selected companies are set forth below:
Selected Company	EV/2017E EBITDA	EV/2018E EBITDA
Grocery Retailers
The Kroger Co.	6.9x	6.7x
Ahold Delhaize	6.5x	6.1x
Sprouts Farmers Market, Inc.	12.6x	11.1x
Weis Markets, Inc.	8.0x	NA
Supervalu, Inc.	4.9x	5.0x
Ingles Markets, Incorporated	6.9x	6.6x
Mass Merchandisers
Wal-Mart Stores, Inc.	8.7x	8.6x
Target Corporation	6.7x	6.7x
Based on this analysis, Evercore established a reference range of 2017 and 2018 estimated EBITDA multiples of 7.0x to 9.5x for the selected companies and applied this range of multiples to Whole Foods Market management’s estimated 2017 EBITDA, as adjusted for charges, including a severance payment and store and facility closures (“Adjusted EBITDA”), and Whole Foods Market management’s estimates of 2018 EBITDA. The implied value ranges for shares of Company common stock on a fully diluted basis are set forth below:
Analysis	Adjusted EBITDA/EBITDA	Selected Multiple Range	Implied Share Price Range
	(millions)
EV/2017E Adj. EBITDA	$1,258	7.0x to 9.5x	$27.75 to $36.89
EV/2018E EBITDA	$1,331	7.0x to 9.5x	$29.22 to $39.04
Price to Earnings Per Share (EPS) Analysis:   Evercore derived and compared for the selected companies the equity market capitalization of such companies as a multiple of estimated 2017 earnings per share and estimated 2018 earnings per share. The earnings per share multiples for the selected companies are set forth below:

Selected Company	Price/2017E EPS	Price/2018E EPS
Grocery Retailers
The Kroger Co.	13.8x	13.1x
Ahold Delhaize	14.7x	13.0x
Sprouts Farmers Market, Inc.	27.2x	23.9x
Weis Markets, Inc.	NA	NA
Supervalu, Inc.	11.8x	11.4x
Ingles Markets, Incorporated	14.1x	12.7x
Mass Merchandisers
Wal-Mart Stores, Inc.	18.3x	17.4x
Target Corporation	13.4x	13.8x
Based on this analysis, Evercore established a reference range of 2017 and 2018 earnings per share multiples of 20.0x to 24.0x for the selected companies and applied this range of multiples to Whole Foods Market’s 2017 estimated earnings per share, as adjusted for after-tax charges, including a severance payment and store and facility closures (“Adjusted EPS”), and Whole Foods Market’s 2018 estimated earnings per share. The implied value ranges for shares of Company common stock on a fully diluted basis are set forth below:
Analysis	Adj. EPS/ EPS	Selected Multiple Range	Implied Share Price Range
Price/2017E Adj. EPS	$1.43	20.0x to 24.0x	$28.69 to $34.43
Price/2018E EPS	$1.49	20.0x to 24.0x	$29.76 to $35.72
Precedent Transactions Analysis
Evercore reviewed publicly available information related to certain precedent acquisition transactions involving grocery retail targets from January 1, 2007 to June 14, 2017. Evercore chose the precedent transactions it deemed to be relevant transactions in the grocery retail industry, and excluded transactions involving minority investments from its analysis. For each precedent transaction, Evercore calculated the total enterprise value as a multiple of trailing twelve-month EBITDA (“LTM EBITDA”). The precedent transactions reviewed by Evercore were:
Date Announced	Target	Acquiror	TEV/LTM Adjusted EBITDA:
04/10/17	Unified Grocers, Inc.	Supervalu Inc.	10.0x
10/17/16	Save-A-Lot (subsidiary of Supervalu Inc.)	Onex Corp.	6.4x
03/14/16	The Fresh Market, Inc.	Apollo Global Management, LLC	7.1x
11/11/15	Roundy’s, Inc.	The Kroger Co.	7.1x
06/24/15	Delhaize Group	Koninklijke Ahold N.V	8.1x
08/27/14	Demoulas Super Markets, Inc. (50.5% stake)	Arthur T. Demoulas	*
03/06/14	Safeway Inc.	Cerberus Capital Management, L.P., Kimco Realty Corporation, Klaff Realty, LP, Lubert-Adler Partners LP, Schottenstein Stores Corporation	5.0x
12/20/13	Arden Group, Inc.	TPG	10.0x
07/22/13	Nash Finch Company	Spartan Stores, Inc.	6.7x
07/09/13	Harris Teeter Supermarkets, Inc.	The Kroger Co.	7.3x
01/10/13	Supervalu (five retail grocery banners)	Cerberus Capital Management L.P.	4.0x
10/11/12	Smart & Final Holdings Corp.	Ares Management	7.5x
12/19/11	Winn-Dixie Stores, Inc.	Lone Star Funds	5.4x

Date Announced	Target	Acquiror	TEV/LTM Adjusted EBITDA:
06/28/11	BJ’s Wholesale Club, Inc.	CVC Capital Partners, Leonard Green & Partners LP	7.6x
12/17/09	Ukrop’s Super Markets, Inc.	Ahold USA	*
10/05/09	Bi-Lo	Delhaize Group	*
10/11/07	TOPS Friendly Markets, LLCMarkets	Morgan Stanley Private Equity	*
03/05/07	Pathmark Stores Inc.	The Great Atlantic & Pacific Tea Company	10.0x
02/21/07	Wild Oats Marketplace	Whole Foods	15.3x
02/20/07	Smart & Final Inc.	Apollo Global Management, LLC	10.5x

*
Not publicly disclosed.

From the range of multiples from the precedent transactions, Evercore then selected a reference range of enterprise value to EBITDA multiples of 8.0x to 10.0x and applied these ranges of multiples to Whole Foods Market’s LTM EBITDA at the quarter ended April 9, 2017, adjusted for certain charges, including a severance payment and store and facility closures (“LTM Adjusted EBITDA”), to calculate an implied value range for shares of Company common stock on a fully diluted basis as set forth below:
Analysis	LTM Adjusted EBITDA	Selected Multiple Range	Implied Share Price Range
	(millions)
Enterprise Value/LTM Adjusted EBITDA	$1,293	8.0x to 10.0x	$31.84 to $39.93
No company or transaction utilized in the precedent transactions analysis is identical or directly comparable to Whole Foods Market or the merger. In evaluating the precedent transactions, Evercore made judgments and assumptions with regard to general business, market and financial conditions and other matters, which are beyond the control of Whole Foods Market, such as the impact of competition on the business of Whole Foods Market, or the industry generally, industry growth and the absence of any material adverse change in the financial condition of Whole Foods Market or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which the merger is being compared.
Discounted Cash Flow Analysis
Evercore performed a discounted cash flow analysis, which is designed to estimate the value of a company by calculating the present value of estimated future cash flows of the company. Evercore calculated a range of equity values per share of Whole Foods Market based on a discounted cash flow analysis for the fiscal years 2017 through 2022. In preparing its analysis, Evercore relied on the Whole Foods Market Projections; in addition, for purposes of calculating terminal year cash flow, Evercore derived, and the Company confirmed the reasonableness of deriving, fiscal year 2022 EBITDA of  $2,058 million and normalized unlevered free cash flow of  $845 million by increasing 2021 revenues by the same percentage as the percentage revenue growth from 2020 to 2021 and holding operating margins constant at 2021 levels (together with the Whole Foods Market Projections, the “Management Estimates”). For comparative purposes, Evercore also performed a discounted cash flow analysis based upon publicly available equity research analysts’ reports that provided projections through fiscal year 2021 and were published after May 10, 2017, and as to which Evercore similarly derived fiscal year 2022 EBITDA of $1,556 million and normalized unlevered free cash flow of  $516 million (“Public Equity Analysts’ Estimates”).
In arriving at the estimated equity values per share of Company common stock, Evercore estimated a range of terminal values in 2022 by applying to Whole Foods Market’s fiscal year 2022 estimated EBITDA, a multiple of Enterprise Value to EBITDA of 7.0x to 9.5x and by applying a perpetuity growth rate of 2.5% to 3.5%. Evercore then discounted Whole Foods Market’s projected, unlevered free cash flows, included in the Management Estimates and the Public Equity Analysts’ Estimates and the estimated terminal value for each scenario, in each case, to a present value using discount rates ranging from 7.0% to 9.0%. The discount rates were based on Evercore’s judgment of the estimated range of Whole Foods Market’s weighted average cost of capital established by considering market and size risk premiums, a U.S. Treasury bond risk-free rate, historical beta and cost of debt. Evercore calculated unlevered free cash flow by first deriving net operating profit after tax by subtracting depreciation and amortization from EBITDA and assuming a 39.0% tax rate, then adjusting the result by adding back depreciation and amortization, subtracting capital expenditures and adjusting for changes in net working capital. Based on the foregoing analysis, the discounted cash flow analysis yielded the implied value ranges for Company common stock on a fully diluted basis as set forth below:
Scenario	Implied Value Range Per Share (Terminal Multiple)
Management Estimates	$37.11 to $51.22
Public Equity Analysts’ Estimates	$28.50 to $39.55
Scenario	Implied Value Range Per Share (Perpetuity Growth Rate)
Management Estimates	$36.05 to $65.01
Public Equity Analysts’ Estimates	$23.17 to $41.80
Other Reference Metrics
In addition, Evercore noted for the Whole Foods Market board of directors the following other reference metrics.
Historical Share Price Performance
Evercore reviewed the share price performance of Company common stock for the period commencing June 14, 2016 and ending on June 14, 2017. In addition, Evercore compared the per share merger consideration to various market prices of Company common stock. Evercore observed that the closing price for Company common stock on April 7, 2017 (the last trading day prior to JANA Partners’ disclosure that it had acquired an 8.8% stake in Whole Foods Market) was $31.07 per share and the closing price for Company common stock on June 14, 2017 was $35.45 per share and compared these figures to the per share merger consideration of  $42.00 to be received by holders of Company common stock. Evercore also reviewed the share prices for Company common stock over the 52 weeks prior to and including June 14, 2017 and observed a range of  $27.96 to $37.03 per share, and noted that the closing price of Company common stock was $35.45 on June 14, 2017.
Evercore next compared the per share merger consideration of  $42.00 to be received by holders of Company common stock, with historical Whole Foods Market closing prices on certain dates and volume-weighted average sale prices (in each case, “VWAP”) during certain periods between June 14, 2016 and June 14, 2017. The following table presents the implied premium of the per share merger consideration to such market observed prices:
	Metric as of June 14, 2017	Implied Premium
June 14, 2017	$35.45	18.5%
Prior to JANA (4/7/17)	$31.07	35.2%
30-Day VWAP	$35.48	18.4%
60-Day VWAP	$35.94	16.8%
90-Day VWAP	$34.11	23.1%
6-Month VWAP	$32.45	29.4%
12-Month VWAP	$31.34	34.0%
52-Week High	$37.03	13.4%
52-Week Low	$27.96	50.2%

Equity Research Analyst Price Targets
Evercore reviewed selected public market trading price targets for Company common stock prepared and published by equity research analysts prior to June 14, 2017. These price targets reflect each analyst’s estimate of the future public market trading price of the Company common stock at the time the price target was published. Between April 10, 2017 (the first trading day after JANA Partners’ disclosure that it had acquired an 8.8% stake in Whole Foods Market) and May 10, 2017 (the last trading day prior to Whole Foods Market’s release of its second quarter earnings report), the range of selected equity analyst price targets for Company common stock was $20.00 to $42.00 per share, which Evercore discounted (at a cost of equity of 9.0% for a period of one year) to present values of  $18.35 to $38.53 per share. After May 10, 2017 and until June 14, 2017, the range of selected equity analyst price targets for Company common stock was $24.00 to $47.00 per share, which Evercore discounted (at a cost of equity of 9.0% for a period of one year) to present values of  $22.02 to $43.12 per share.
The public market trading price targets published by equity research analysts did not necessarily reflect current market trading prices for shares of Company common stock and these estimates were subject to uncertainties, including the future financial performance of Whole Foods Market and future financial market conditions.
Illustrative Leveraged Buyout Analysis
Evercore performed an illustrative leveraged buyout analysis based on a range of 4.5x to 5.5x leverage relative to estimated LTM Adjusted EBITDA. Evercore’s analysis assumed a sale of the Company at a price based on a multiple of estimated EBITDA for the twelve months ended September 30, 2022 of 10.6x and a required internal rate of return on investment ranging from 17.0% to 23.0%, which ranges were selected by Evercore based on its professional judgment. Using the Management Estimates of EBITDA for the twelve months ended September 30, 2022, Evercore calculated a purchase price per share of Company common stock ranging from $35.03 to $42.18. Using Public Equity Analysts’ Estimates of EBITDA for the twelve months ended September 30, 2022 and the same analysis, Evercore calculated a purchase price per share of Company common stock ranging from $28.60 to $34.10.
Illustrative DCF Sensitivity Analysis
At the request of the Whole Foods Market board of directors, Evercore prepared an additional analysis of discounted cash flows, illustrating sensitivity to both same store sales growth and EBITDA margin, by reflecting only fifty percent of the upside implied in the Management Estimates versus the Public Equity Analysts’ Estimates. This analysis resulted in a range of implied values per share of Company common stock on a fully diluted basis of  $32.51 to $45.07 (based upon terminal EBITDA multiple methodology) and $30.20 to $54.66 (based upon perpetuity growth rate methodology). In addition, at the request of the Whole Foods Market board of directors, Evercore also estimated the equity values per share of Company common stock implied by a reduced terminal EBITDA multiple of 6.0x and a reduced perpetuity growth rate of 1.5%, in each case under the three scenarios reviewed by Evercore. This reduced terminal EBITDA multiple resulted in implied equity values per share of Company common stock of $32.67 (Management Estimates), $25.05 (Public Equity Analysts’ Estimates) and $28.58 (Illustrative DCF Sensitivity). The reduced perpetuity growth rate resulted in implied equity values per share of Company common stock of  $31.77 (Management Estimates), $20.51 (Public Equity Analysts’ Estimates) and $26.59 (Illustrative DCF Sensitivity).
Miscellaneous
The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Evercore. In connection with the review of the merger by the Whole Foods Market board of directors, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual value of the shares of Company common stock. No company used in the above analyses as a comparison is directly comparable to Whole Foods Market. Further, Evercore’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Whole Foods Market or its advisors. Subsequent to delivery of its fairness opinion, Evercore identified an immaterial revision to its calculations based on Whole Foods Market’s fully diluted share count, which Evercore has confirmed to the Whole Foods Market board of directors does not affect its fairness opinion.
Evercore prepared these analyses for the purpose of providing an opinion to the Whole Foods Market board of directors as to the fairness, from a financial point of view, of the merger consideration to the holders of Company common stock entitled to receive the merger consideration. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates.
The issuance of the fairness opinion was approved by an opinion committee of Evercore.
The Company engaged Evercore to provide strategic and shareholder advisory services and in connection therewith entered into a related engagement letter with Evercore regarding financial advisory services in the event of a potential transaction. Pursuant to the terms of Evercore’s engagement letters with the Company, the Company agreed to pay Evercore an initial fee of  $500,000, monthly fees of  $150,000 beginning on June 1, 2017, contingent fees in connection with other strategic shareholder advisory matters, and a fee of  $3 million upon delivery of Evercore’s opinion to the Whole Foods Market board of directors, regardless of the conclusion reached therein. The Company has paid Evercore the initial and monthly fees described above and the $3 million opinion fee. The Company has also agreed to pay Evercore an additional transaction fee, based upon a percentage of the transaction value of the merger, estimated to be approximately $45 million, which is contingent upon the closing of the merger and against which the initial and monthly fees, any strategic shareholder advisory fees and the opinion fee shall be credited. Whole Foods Market has agreed to reimburse Evercore for its reasonable and documented out of pocket expenses (including reasonable outside legal fees, expenses and disbursements) and to indemnify Evercore for certain potential liabilities arising out of its engagement.
Aside from its ongoing work for Whole Foods Market, Evercore has not in the past two years provided financial advisory or investment banking services to Whole Foods Market for which Evercore has received compensation. Evercore has not in the past two years provided, and is not currently providing, financial advisory or investment banking services to Amazon.com for which Evercore has received compensation. In the future, Evercore may provide financial or other services to Whole Foods Market or Amazon.com, and in connection with any such services Evercore may receive compensation.
In the ordinary course of business, Evercore or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of Whole Foods Market or Amazon.com and/or their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.
Whole Foods Market engaged Evercore to act as a financial advisor based on Evercore’s qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes.

Financing
The merger is not conditioned upon receipt of financing by Amazon.com.
Amazon.com expects to finance the merger with debt financing, together with cash on hand. In connection with entering into the merger agreement, Amazon.com has entered into a commitment letter (the “commitment letter”), dated as of June 15, 2017, with Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A. (collectively, and together with other financial institutions that from time to time provide commitments thereunder, the “commitment parties”), pursuant to which, subject to the terms and conditions set forth therein, the commitment parties have committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $13.7 billion (the “bridge facility”), to fund the consideration for the merger. Availability of the bridge facility is subject to reduction in equivalent amounts upon the issuance or incurrence by Amazon.com or its subsidiaries of debt securities or other debt for borrowed money (or, in certain circumstances, the receipt of commitments therefor), upon the issuance by Amazon.com of equity interests, or upon the consummation of certain asset sales, in each case subject to certain limitations and exceptions. The funding of the bridge facility provided for in the commitment letter is contingent on the satisfaction of certain closing conditions, including (1) the execution and delivery of definitive documentation with respect to the bridge facility in accordance with the terms sets forth in the commitment letter and (2) the completion of the merger.
See the section entitled “The Merger Agreement — Financing and Financing Cooperation.”
Interests of the Company’s Directors and Executive Officers in the Merger
In considering the recommendations of the Whole Foods Market board of directors with respect to the merger, Company shareholders should be aware that the directors and executive officers of Whole Foods Market have certain interests, including financial interests, in the merger that may be different from, or in addition to, the interests of Company shareholders generally. The Whole Foods Market board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement, and in making its recommendation that Company shareholders approve the merger agreement. See the section entitled “The Merger (Proposal 1) — Background of the Merger” and the section entitled “The Merger (Proposal 1) — Reasons for the Merger; Recommendation of the Whole Foods Board of Directors.” These interests are described in more detail below, and certain of them are quantified in the narrative and the table below.
Treatment of Company Equity Awards
Stock Options.   At the effective time, each outstanding option to purchase shares of Company common stock, whether vested or unvested, will be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of  (1) the number of shares of Company common stock subject to the stock option immediately prior to the effective time multiplied by (2) the excess, if any, of the merger consideration over the exercise price per share of such stock option. Any stock option that has an exercise price per share that is greater than or equal to the merger consideration will be cancelled at the effective time for no consideration or payment.
Restricted Stock and Restricted Stock Unit Awards.   At the effective time, each outstanding restricted stock award and each outstanding restricted stock unit award in respect of Company common stock will fully vest and be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of  (1) the number of shares of Company common stock subject to such award multiplied by (2) the merger consideration.
Quantification of Payments.   For an estimate of the amounts that would be payable to each of the Company’s named executive officers on settlement of their unvested Company equity awards, see “— Quantification of Payments and Benefits to the Company’s Named Executive Officers” below. The estimated aggregate amount that would be payable to Whole Foods Market’s two executive officers who are not named executive officers in settlement of their unvested equity-based awards if the effective time occurred on June 30, 2017 is $906,884. We estimate that the aggregate amount that would be payable to the Company’s ten non-employee directors for their unvested Company equity-based awards if the effective time occurred on June 30, 2017 is $1,187,824.

Whole Foods Market Executive Retention Plan and Non-Compete Arrangement
Each of the Company’s executive officers (other than John Mackey, the Company’s Chief Executive Officer, Keith Manbeck, the Company’s Executive Vice President and Chief Financial Officer, and Walter E. Robb, IV, who resigned as Co-Chief Executive Officer of the Company effective as of December 31, 2016) participates in the Whole Foods Market Executive Retention Plan and Non-Compete Arrangement (the “Retention Plan”) that provides for certain employment protections for the two-year period following a change of control as well as severance benefits upon the executive officer’s termination of employment by the Company without cause, by the executive officer with good reason (as each such terms is defined in the Retention Plan), or due to the executive officer’s death or disability, in each case, within the two-year period commencing on a change of control (for each such executive officer, a “qualifying termination”). The merger will constitute a change of control for purposes of the Retention Plan.
Upon the closing of the merger and for a period of two years thereafter, each executive officer who participates in the Retention Plan would be entitled to certain employment protections including:
•
an annual base salary that is at least equal to twenty-six times the highest bi-weekly base salary rate applicable to the executive in the one-year period immediately preceding the month in which the merger occurs;

•
an annual bonus calculated according to the formula used to calculate the executive’s last annual bonus paid prior to the merger (unless any comparable bonus under the Company’s successor plan would result in a higher payment to the executive);

•
the right to participate in all long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs applicable generally to similarly titled persons of the Company or affiliated companies, in each case, not less favorable, in the aggregate, than the most favorable of those provided by the Company and affiliated companies for such persons under such plans, practices, policies and programs as in effect prior to the merger or, if more favorable, those provided generally at any time after the date of the merger; and

•
the right to participate in the Company’s medical, dental, disability, life and other insurance programs, in each case not less favorable, in the aggregate, than the most favorable of those provided by the Company and affiliated companies for such persons under such programs as in effect prior to the merger or, if more favorable, those provided generally at any time after the date of the merger.

Upon a qualifying termination, each executive officer who participates in the Retention Plan would be entitled to:
•
a lump sum cash payment equal to three times the sum of  (1) the executive officer’s annual base salary and (2) the average of the last three annual bonuses paid to the executive officer;

•
a prorated bonus for the fiscal year in which the qualifying termination occurs;

•
other than with respect to the stock options granted on May 13, 2016 and May 19, 2017, accelerated vesting of stock options (which will remain exercisable until the earlier of the fifth anniversary of the qualifying termination or the original expiration date of the stock option) and accelerated vesting of outstanding restricted stock awards and restricted stock unit awards;

•
reimbursement for up to eighteen months of premiums paid by the executive officer for continued medical, dental, and vision coverage; and

•
a designated non-compete payment, which amount will be paid in semiannual installments during the five-year period following the executive officer’s qualifying termination, subject to the executive officer’s continued compliance with the restrictive covenants set forth in the Retention Plan.

Each of the Company’s executive officers who participates in the Retention Plan (other than Mr. Buechel) is fully vested in his or her non-compete payment under the Retention Plan, and therefore would receive his or her designated non-compete payment irrespective of the reason of termination (including upon a voluntary termination of employment by the executive officer without good reason) and irrespective of a change of control, subject in all cases to the executive officer’s continued compliance with the restrictive covenants set forth in the Retention Plan. For the value of such fully vested designated non-compete payments to the Company’s named executive officers who participate in the Retention Plan, see the Company’s Definitive Proxy Statement for the 2017 Annual Meeting, filed with the SEC on January 4, 2017 (the “Annual Proxy Statement”). For Mr. Buechel, the vesting of the unvested portion of his designated non-compete payment would accelerate upon his qualifying termination, with payment subject to his continued compliance with the restrictive covenants set forth in the Retention Plan. For the value of the designated non-compete payment for Mr. Buechel, see the Annual Proxy Statement.
Payments and benefits under the Retention Plan are subject to each participant’s execution and non-revocation of a general release of claims in favor of the Company. The Retention Plan also provides that payments and benefits payable to any participant in the Retention Plan will be reduced so that no portion of such payments and benefits are subject to the excise tax under Section 4999 of the Code, unless the participant would be better off on an after-tax basis receiving all such payments and benefits.
For an estimate of the value of the payments and benefits described above that would be payable to the Company’s named executive officers (other than Messrs. Mackey, Robb, and Manbeck) upon a qualifying termination in connection with the merger, see “— Quantification of Payments and Benefits to the Company’s Named Executive Officers” below. The estimated aggregate amount (excluding the value of accelerated vesting of unvested equity awards, which is described in “— Treatment of Company Equity Awards” above) that would be payable to the Company’s two executive officers who are not named executive officers under the Retention Plan if the merger were to be completed and they were to experience a qualifying termination on June 30, 2017 is $5,142,845.
Change of Control Letter Agreement with Keith Manbeck
The Company is party to a change of control letter agreement with Mr. Manbeck, which provides for severance benefits upon Mr. Manbeck’s termination of employment by the Company without cause (as defined in the Retention Plan) or by Mr. Manbeck with good reason (as defined in the change of control letter agreement) on or following a change of control (which we refer to as a “qualifying termination” for Mr. Manbeck). The merger will constitute a change of control for purposes of the change of control letter agreement.
Upon a qualifying termination, Mr. Manbeck will be entitled to receive:
•
a lump sum cash payment of  $2 million;

•
if such termination of employment occurs prior to the date on which the Company pays annual bonuses in respect of its 2017 fiscal year, an additional lump sum cash payment of  $975,000; if such termination of employment occurs on or after the date on which the Company pays annual bonuses in respect of its 2017 fiscal year but prior to the date on which the Company pays annual bonuses in respect of its 2018 fiscal year, an additional lump sum cash payment of  $650,000; and if such termination of employment occurs on or after the date on which the Company pays annual bonuses in respect of the 2018 fiscal year but prior to the date on which the Company pays annual bonuses in respect of the 2019 fiscal year, an additional lump sum cash payment of  $325,000;

•
to the extent any portion of the restricted stock unit awards or stock options granted to Mr. Manbeck pursuant to his offer letter with the Company remains unvested as of such termination of employment, full accelerated vesting of such equity-based awards; and

•
to the extent any portion of the $400,000 cash compensation payable under his offer letter with the Company in respect of forfeited equity awards of a prior employer remains unpaid as of such termination of employment, a lump sum cash payment equal to such unpaid portion.

Payments and benefits under the change of control letter agreement are subject to Mr. Manbeck’s execution and non-revocation of a general release of claims in favor of the Company. Mr. Manbeck has also entered into a letter agreement with the Company that provides that payments and benefits payable to him will be reduced so that no portion of such payments and benefits are subject to the excise tax under Section 4999 of the Code, unless he would be better off on an after-tax basis receiving all such payments and benefits.

For an estimate of the value of the payments and benefits described above that would be payable to Mr. Manbeck upon a qualifying termination in connection with the merger, see “— Quantification of Payments and Benefits to the Company’s Named Executive Officers” below.
2017 Fiscal Year Annual Bonus
Under the merger agreement, Amazon.com has agreed that, if the closing occurs prior to the time that the Company has paid annual bonuses in respect of its 2017 fiscal year, then Amazon.com will (or will cause the surviving corporation and its subsidiaries to) pay such annual bonuses based on formulae previously established by the Company and in a manner consistent with the Company’s historical practices related to discretionary amounts.
New Arrangements with Whole Foods Market Executive Officers
In connection with negotiating the merger agreement, Amazon.com had preliminary discussions with certain of the Whole Foods Market executive officers regarding its desire to retain such officers following the closing. In addition, the press release issued by the Company and Amazon.com on June 16, 2017 announcing the transaction stated, among other things, that Mr. Mackey would remain as CEO of Whole Foods Market. While Amazon.com may enter into new agreements with those individuals, at this time there is no assurance that those discussions will result in any new agreements with Amazon.com or, if so, what the terms and conditions of any such agreements would be.
Indemnification; Directors’ and Officers’ Insurance
Pursuant to the merger agreement, from and after the effective time, Amazon.com will indemnify certain persons, including Whole Foods Market’s directors and executive officers. In addition, for a period of not less than six years from the effective time, Amazon.com will maintain an insurance and indemnification policy for the benefit of certain persons, including Whole Foods Market’s directors and executive officers. For additional information, see the section entitled “The Merger Agreement — Indemnification and Insurance.”
Quantification of Payments and Benefits to the Company’s Named Executive Officers
The table below sets forth the amount of payments and benefits that each of the Company’s named executive officers would receive in connection with the merger, assuming that the merger were consummated and each such executive officer experienced a qualifying termination on June 30, 2017. The amounts below are determined using the merger consideration per share of Company common stock of  $42.00, and are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table. As a result of the foregoing assumptions, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below. The table below does not include compensation that is contingent upon services provided to Amazon.com following the effective time, including under any employment arrangements that will become effective as of the closing of the merger.
Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
John Mackey	—	—	—	—
Walter E. Robb, IV(4)	—	55,760	—	55,760
Glenda Flanagan	2,571,423	525,765	4,158	3,101,346
Keith Manbeck	3,241,667	540,200	—	3,781,867
A.C. Gallo	2,571,423	1,236,186	17,478	3,825,086
David Lannon	2,571,423	382,710	13,338	2,967,471
Jason Buechel	5,705,635	529,957	4,680	6,240,272

(1)
The cash payments payable to Mr. Manbeck consist of  (a) a lump sum cash payment equal to $2 million; (b) an additional lump sum cash payment of  $975,000 in respect of his guaranteed bonus;

and (c) $266,667 in cash compensation payable under his offer letter with the Company in respect of forfeited equity awards of a prior employer. The cash payments payable to each of Ms. Flanagan and Messrs. Gallo, Lannon, and Buechel under the Retention Plan consist of  (i) a severance payment in an amount equal to three times the sum of  (A) the named executive officer’s annual base salary and (B) the average of the last three annual bonuses paid to the named executive officer; (ii) a prorated bonus for the fiscal year in which the qualifying termination occurs; and (iii) in the case of Mr. Buechel, accelerated vesting of a portion of his designated non-compete payment, as set forth in the table below. Such payments do not include the value of vested non-compete payments under the Retention Plan as described in “— Whole Foods Market Executive Retention Plan and Non-Compete Arrangement” above. All such payments are “double-trigger” (i.e., payable upon a qualifying termination following the occurrence of a change of control). Set forth below are the separate values of each of the payments described above.
Name	Severance Payment ($)	Prorated Annual Bonus Payment ($)	Accelerated Non- Compete Payment ($)
Glenda Flanagan	2,420,453	150,970	—
A.C. Gallo	2,420,453	150,970	—
David Lannon	2,420,453	150,970	—
Jason Buechel	2,354,665	150,970	3,200,000
(2)
As described above, all unvested Company equity-based awards held by the named executive officers will be settled in cash at the effective time (i.e., “single-trigger” vesting). Set forth below are the values of each type of unvested equity-based award that would be payable upon the effective time, based on the merger consideration per share of Company common stock of  $42.00 and less the applicable exercise price in the case of unvested stock options.

Name	Company Stock Options ($)	Company Restricted Stock Awards ($)	Company Restricted Stock Unit Awards ($)
John Mackey	—	—	—
Walter E. Robb, IV	55,760	—	—
Glenda Flanagan	313,077	212,688	—
Keith Manbeck	120,200	—	420,000
A.C. Gallo	72,744	1,163,442	—
David Lannon	170,022	212,688	—
Jason Buechel	479,725	50,232	—
(3)
The amount in the table equals the estimated value of medical, dental, and vision premium reimbursement for Ms. Flanagan and Messrs. Gallo, Lannon, and Buechel for 18 months following a qualifying termination. All such benefits are “double-trigger.”

(4)
Mr. Robb resigned as Co-Chief Executive Officer of the Company effective as of December 31, 2016. He is not entitled to any compensatory payments in connection with the merger, other than the settlement of unvested stock options as indicated in the column headed “Equity.”

Material U.S. Federal Income Tax Consequences of the Merger
The following is a general discussion of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of common stock whose shares are exchanged for cash pursuant to the merger. This discussion does not address U.S. federal income tax consequences with respect to holders other than U.S. holders. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder, judicial opinions and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as in effect as of the date hereof. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is for general information purposes only and does not purport to be a complete analysis of all potential tax consequences. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, nor does it address any tax consequences arising under state, local or foreign tax laws or U.S. federal tax laws other than those pertaining to the U.S. federal income tax. This discussion is not binding on the IRS or the courts and, therefore, could be subject to challenge, which could be sustained. No ruling is intended to be sought from the IRS with respect to the merger.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that is for U.S. federal income tax purposes:
•
a citizen or individual resident of the United States;

•
a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
a trust if  (1) a court within the United States is able to exercise primary supervision over the trust’s administration, and one or more U.S. persons are authorized to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•
an estate the income of which is subject to U.S. federal income tax regardless of its source.

This discussion applies only to U.S. holders of shares of common stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a U.S. holder in light of its particular circumstances, or that may apply to U.S. holders subject to special treatment under U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, holders subject to the alternative minimum tax, U.S. holders that have a functional currency other than the U.S. dollar, tax-exempt organizations, governmental agencies or instrumentalities, tax-qualified retirement plans, banks and other financial institutions, mutual funds, certain former citizens or former long-term residents of the United States, partnerships (or other entities or arrangements treated as partnerships for U.S. federal income tax purposes), S corporations, or other pass-through entities or investors in such partnerships, S corporations or other pass-through entities, real estate investment trusts, regulated investment companies, U.S. holders who hold shares of common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, U.S. holders who will hold (actually or constructively) an equity interest in Amazon.com immediately after the merger, and U.S. holders who acquired their shares of common stock through the exercise of employee stock options or other compensation arrangements). This discussion also does not address the U.S. federal income tax consequences to holders of shares of common stock who exercise appraisal rights in connection with the merger under the TBOC.
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. If you are, for U.S. federal income tax purposes, a partner in a partnership holding shares of common stock, you should consult your tax advisor.
This summary of material U.S. federal income tax consequences is for general information purposes only and is not tax advice. Holders of common stock are urged to consult their own tax advisors to determine the particular tax consequences to them of the merger, including the applicability and effect of the alternative minimum tax, the unearned income Medicare contribution tax and any other U.S. federal, or state, local, foreign or other tax laws.
The receipt of cash by U.S. holders in exchange for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of common stock pursuant to the merger will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the U.S. holder’s adjusted tax basis in its shares of common stock.
Any such gain or loss will be long-term capital gain or loss if a U.S. holder’s holding period in the shares of common stock surrendered in the merger is greater than one year as of the date of the merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of common stock.
Information Reporting and Backup Withholding
Payments made in exchange for shares of common stock pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 28%). To avoid backup withholding, a non-corporate U.S. holder that does not otherwise establish an exemption should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying under penalties of perjury that such U.S. holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct, and that such U.S. holder is not subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
Regulatory Clearances
HSR Clearance.   Under the HSR Act and the rules promulgated thereunder, certain transactions, including the merger, may not be completed until notifications have been given and information furnished to the Antitrust Division and the FTC and all statutory waiting period requirements have been satisfied. Completion of the merger is subject to the expiration or earlier termination of the applicable waiting period under the HSR Act. The merger may not be completed until the expiration of a 30 calendar day waiting period, which begins when Amazon.com and Whole Foods Market file Premerger Notification and Report Forms under the HSR Act with the Antitrust Division and the FTC, unless such waiting period is earlier terminated by the Antitrust Division and the FTC. Amazon.com and Whole Foods Market filed their Premerger Notification and Report Forms on June 23, 2017, in connection with the merger. Amazon.com is voluntarily withdrawing its HSR filing effective Monday, July 24, 2017 to provide the Antitrust Division and the FTC an extension beyond the initial 30-day HSR Act waiting period to conduct their review, and intends to re-file it no later than the close of business on Wednesday, July 26, 2017. The initial waiting period under the HSR Act will expire at 11:59 p.m. Eastern Time 30 calendar days after the date of the refiling, or on the first business day following that 30th day if it falls on a weekend or holiday unless it is terminated earlier by the Antitrust Division or the FTC. If prior to the expiration or termination of the waiting period either the Antitrust Division or FTC issues a request for additional information or documentary material (a “second request”) from Amazon.com and Whole Foods Market, the waiting period with respect to the merger would be extended until the 30th calendar day following the date of the parties’ substantial compliance with the second request. After that time, absent the agreement of Amazon.com and Whole Foods Market, the acquisition can be blocked only by court order. The Antitrust Division and the FTC may terminate the applicable waiting period at any time before its expiration.
At any time before or after the expiration of the statutory waiting periods under the HSR Act, the Antitrust Division or the FTC may take action under the antitrust laws, including seeking to enjoin the completion of the merger, to rescind the merger or to conditionally permit completion of the merger subject to regulatory conditions or other remedies.
Canadian Competition Act Clearance.   Part IX of the Canadian Competition Act, including the regulations promulgated thereunder, requires that the parties to certain transactions that exceed the thresholds set out in sections 109 and 110 of the Canadian Competition Act provide the commissioner with pre-closing notification of the transaction. Completion of the merger is subject to the expiration or termination of the applicable waiting period under the Canadian Competition Act.

Under the Canadian Competition Act, the initial statutory waiting period ends 30 days after the day on which Amazon.com and Whole Foods Market submit their respective notifications unless terminated or waived earlier by the commissioner. Amazon.com and Whole Foods Market submitted their notifications pursuant to the Canadian Competition Act on June 29, 2017, in connection with the merger and the waiting period will therefore expire on July 31, 2017 unless terminated or waived earlier. If prior to the expiration or termination of the waiting period the commissioner issues a supplementary information request (“SIR”), the merger cannot be completed until 30 days after the parties comply with the SIR. The commissioner’s substantive assessment of a notifiable transaction may extend beyond the statutory waiting period, and the commissioner may seek an order from the Canadian Competition Tribunal before or after expiry of the statutory waiting period, and for up to one year following completion, to enjoin and/or prohibit all or part of a transaction.
In addition, non-U.S. regulatory bodies and U.S. state attorneys general could take action under the antitrust laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the completion of the merger or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under the antitrust laws under some circumstances. Although neither Amazon.com nor Whole Foods Market believes that the merger will violate the antitrust laws, there can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.
Litigation Relating to the Merger
On July 13, 2017, a purported shareholder filed a putative class action, captioned Riegel v. Whole Foods Market, Inc., et al., No. 1:17-cv-00674-LY (W.D. Tex.), in the United States District Court for the Western District of Texas. The complaint names the Company and the directors of the Company as defendants. The complaint asserts claims under Sections 14(a) and 20(a) of the Exchange Act in connection with the disclosures contained in the July 7, 2017 preliminary proxy statement issued by the Company.
On July 14, 2017, another purported shareholder filed a putative class action, captioned Berg v. Whole Foods Market, Inc., et al., No. 1:17-00677-LY (W.D. Tex.), in the United States District Court for the Western District of Texas. The complaint names the Company, the directors of the Company, and Amazon.com as defendants. The complaint asserts claims under Sections 14(a) and 20(a) of the Exchange Act in connection with the disclosures contained in the July 7, 2017 preliminary proxy statement issued by the Company.
On July 18, 2017, another purported shareholder filed a putative class action, captioned Gieske v. Whole Foods Market, Inc., et al., No. 1:17-00684 (W.D. Tex.), in the United States District Court for the Western District of Texas. The complaint names the Company and the directors of the Company as defendants. The complaint asserts claims under Sections 14(a) and 20(a) of the Exchange Act in connection with the disclosures contained in the July 7, 2017 preliminary proxy statement issued by the Company.
The complaints seek a variety of equitable and injunctive relief including, among other things, enjoining the consummation of the merger, rescinding the transaction if it is consummated, and awarding the plaintiffs costs and attorneys’ fees. Copies of the complaints in these three actions were publicly filed by the Company as Soliciting Material under §240.14a-12 of the Exchange Act on July 21, 2017.
The Company believes the claims in each complaint are without merit. However, at this time it is not possible to predict the outcome of these matters or their effects on the Company or the merger. An adverse judgment for monetary damages could have an adverse effect on the Company. A preliminary injunction could delay or jeopardize the completion of the merger, and an adverse judgment granting permanent injunctive relief could indefinitely enjoin completion of the merger.
Delisting and Deregistration of Company Common Stock
If the merger is completed, the Company common stock will be delisted from the NASDAQ and deregistered under the Exchange Act.

THE MERGER AGREEMENT
The following is a summary of the material provisions of the merger agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read carefully the merger agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.
Explanatory Note Regarding the Merger Agreement
The following summary of the merger agreement, and the copy of the merger agreement attached as Annex A to this proxy statement, are intended to provide information regarding the terms of the merger agreement and are not intended to provide any factual information about Whole Foods Market or to modify or supplement any factual disclosures about Whole Foods Market in its public reports filed with the SEC. In particular, the merger agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Whole Foods Market. The merger agreement contains representations and warranties by and covenants of Whole Foods Market, Amazon.com and Merger Sub, and they were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement, may be subject to limitations, qualifications and other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts or being made for other purposes, and may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Whole Foods Market’s public disclosures. The representations, warranties and covenants in the merger agreement and any descriptions thereof should be read in conjunction with the disclosures in Whole Foods Market’s periodic and current reports, proxy statements and other documents filed with the SEC. See the section entitled ‘‘Where You Can Find Additional Information.’’ Moreover, the description of the merger agreement below does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Annex A and is incorporated herein by reference.
Additional information about Whole Foods Market may be found elsewhere in this proxy statement and Whole Foods Market’s other public filings. See the section entitled ‘‘Where You Can Find Additional Information.’’
Structure of the Merger; Articles of Incorporation; Bylaws; Directors and Officers
At the effective time, Merger Sub will merge with and into Whole Foods Market, and the separate corporate existence of Merger Sub will cease. Whole Foods Market will be the surviving corporation in the merger and will continue its corporate existence as a Texas corporation and a wholly owned subsidiary of Amazon.com. The articles of incorporation of Whole Foods Market that are in effect immediately before the effective time will be amended and restated as of the effective time to be in the form attached as Exhibit A to the merger agreement, and as so amended will become the articles of incorporation of the surviving corporation. Except as to the name of the surviving company, which will be ‘‘Whole Foods Market, Inc.,’’ the bylaws of Merger Sub that are in effect immediately before the effective time will become the bylaws of the surviving corporation.
The individuals holding positions as directors of Merger Sub at the effective time will become the initial directors of the surviving corporation. The individuals holding positions as officers of Whole Foods Market at the effective time will become the initial officers of the surviving corporation.
When the Merger Becomes Effective
The closing of the merger will take place at 9:00 a.m., New York time, on the third business day following the day on which the last to be satisfied or waived of the conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of those conditions) is satisfied or waived in accordance with the merger agreement, unless otherwise mutually agreed in writing between Whole Foods Market and Amazon.com. For purposes of the merger agreement, ‘‘business day’’ refers to any day ending at 11:59 p.m., New York time, other than a Saturday or Sunday, on which the Department of State of the State of Texas and banks in the County of New York, New York and in Travis County, Texas are open for general business.
On the closing date, Whole Foods Market and Amazon.com will file the certificate of merger with the Secretary of State of the State of Texas. The merger will become effective at the time when the certificate of merger has been duly filed with and accepted by the Secretary of State of the State of Texas, or at such later time as may be agreed by the parties in writing and specified in the certificate of merger.
As of the date of the filing of this proxy statement, we expect to complete the merger during the second half of calendar year 2017. However, completion of the merger is subject to the satisfaction or waiver of the conditions to the completion of the merger, which are described below and include regulatory clearances, and it is possible that the merger will not be completed until a later time, or at all. There may be a substantial amount of time between the special meeting and the completion of the merger. After the requisite company vote is obtained, the Whole Foods Market board of directors will not have the right to terminate the merger agreement in order to accept any alternative acquisition proposal. We expect to complete the merger promptly after the requisite company vote is obtained and all required regulatory clearances have been received.
Effect of the Merger on the Common Stock
At the effective time, each share of Company common stock issued and outstanding immediately before the effective time (other than (1) shares owned by Amazon.com, Merger Sub or any other wholly owned subsidiary of Amazon.com and shares owned by the Company or any wholly owned subsidiary of the Company, and in each case not held on behalf of third parties, (2) shares owned by shareholders of the Company who have complied with the applicable provisions of Chapter 10, Subchapter H of the TBOC prior to the effective time (the shares referred to in clause (2), ‘‘dissenting shares,’’ and the shares referred to in clauses (1) and (2), ‘‘excluded shares’’) and (3) the Company restricted stock awards (which will be converted as described below)) will be converted into the right to receive the merger consideration. The merger consideration will be $42.00 per share in cash, without interest. Amazon.com, Whole Foods Market, Merger Sub, the surviving corporation and the paying agent for the merger consideration will each be entitled to deduct and withhold any amounts due under applicable tax laws from the amounts that would otherwise be payable under the terms of the merger agreement.
At the effective time, each holder of dissenting shares will be entitled to receive payments in accordance with the provisions of Chapter 10, Subchapter H of the TBOC, unless and until such holder fails to comply with the provisions of Chapter 10, Subchapter H of the TBOC or effectively withdraws or otherwise loses such holder’s rights to receive payment under Chapter 10, Subchapter H of the TBOC. If any such holder fails to comply with the provisions of Chapter 10, Subchapter H of the TBOC or effectively withdraws or loses such right, such dissenting shares will be treated as if they had been converted at the effective time into the right to receive the merger consideration.
At the effective time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the effective time will be converted into one share of common stock, par value $0.01 per share, of the surviving corporation.
Withholding Rights
Amazon.com, Whole Foods Market, Merger Sub, the surviving corporation and the paying agent for the merger consideration will each be entitled to deduct and withhold any amounts due under applicable tax laws from the amounts that would otherwise be payable under the terms of the merger agreement, and any such withheld amounts that are timely paid to the appropriate taxing authorities will be treated as having been paid to the person from whom such amounts were originally deducted and withheld.

Treatment of Company Equity Awards
Stock Options and Stock Appreciation Rights.   At the effective time, each outstanding option to purchase shares of Company common stock and each outstanding stock appreciation right in respect of Company common stock, whether vested or unvested, will be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of  (i) the number of shares of Company common stock subject to the stock option or stock appreciation right immediately prior to the effective time multiplied by (ii) the excess, if any, of the merger consideration over the exercise price per share of such stock option or stock appreciation right. Any stock option or stock appreciation right that has an exercise price per share that is greater than or equal to the merger consideration will be cancelled at the effective time for no consideration or payment.
Restricted Stock and Restricted Stock Unit Awards.   At the effective time, each outstanding restricted stock award and each outstanding restricted stock unit award in respect of Company common stock will be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of  (i) the number of shares of Company common stock subject to such award multiplied by (ii) the merger consideration.
Payment for Common Stock in the Merger
At or prior to the effective time, Amazon.com or Merger Sub will deposit, or cause to be deposited, with a paying agent cash sufficient to pay the aggregate merger consideration (other than in respect of excluded shares). Promptly (and no later than the third business day) after the effective time, the surviving corporation will cause the paying agent to mail to each holder of record of shares of Company common stock (other than excluded shares) (1) a notice of the effectiveness of the merger, (2) a letter of transmittal and (3) instructions for effecting the surrender of certificates or book-entry shares to the paying agent in exchange for payment of the merger consideration. Upon surrender to the paying agent of certificates or book-entry shares, as applicable, together with, in the case of share certificates, the letter of transmittal, duly completed and validly executed, or, in the case of book-entry shares, receipt of an ‘‘agent’s message’’ by the paying agent, and such other documents as may be reasonably required, the holder of such certificates or book-entry shares will be entitled to receive payment of the merger consideration which the holder is entitled to pursuant to the merger agreement (after giving effect to any required tax withholding).
Representations and Warranties
The merger agreement contains representations and warranties of Whole Foods Market, subject to certain exceptions in the merger agreement, in the company disclosure schedule delivered in connection with the merger agreement and in certain of Whole Foods Market’s public filings, as to, among other things:
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organization, good standing and qualification to do business;

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capital structure;

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corporate authority and approvals relating to the execution, delivery and performance of the merger agreement;

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governmental filings and the absence of certain violations;

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the reports, forms, documents and financial statements required to be filed with the SEC, and the establishment and maintenance of certain disclosure controls and procedures and internal control over financial reporting;

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the absence of certain changes, including that there has not been a material adverse effect with respect to Whole Foods Market, from and after September 26, 2016;

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the absence of certain actions, including civil, criminal or administrative actions, claims, arbitrations, investigations or other proceedings;

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the absence of undisclosed liabilities;

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employee benefit plans and other agreements, plans and policies with or concerning employees;

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compliance with applicable laws and permits;

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material contracts;

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suppliers;

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real property matters;

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takeover statutes;

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environmental matters;

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tax returns, filings and other tax matters;

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employee relations, labor matters and compliance with labor, employment and occupational safety and laws;

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intellectual property, information technology assets and data security;

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insurance policies;

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compliance with the provisions of anti-bribery, anti-corruption and anti-money laundering laws;

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quality and safety of products; and

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broker’s and finder’s fees.

The merger agreement also contains representations and warranties of Amazon.com and Merger Sub, subject to certain exceptions in the merger agreement, as to, among other things:
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organization, good standing and qualification to do business;

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corporate authority and approvals relating to the execution, delivery and performance of the merger agreement;

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governmental filings and the absence of certain violations;

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the absence of certain actions, including civil, criminal or administrative actions, claims, arbitrations, investigations or other proceedings;

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the sufficiency of the funds available to Amazon.com and Merger Sub to pay the merger consideration and the other amounts payable under the merger agreement;

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the ownership and operations of Merger Sub;

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the lack of ownership of shares of Company common stock and the lack of  ‘‘affiliated shareholder’’ status with respect to the Company under the TBOC; and

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broker’s and finder’s fees.

Some of the representations and warranties in the merger agreement are qualified by materiality qualifications or a ‘‘material adverse effect’’ qualification, as discussed below.
For purposes of the merger agreement, a ‘‘material adverse effect’’ means any change, effect, event, occurrence or development that is materially adverse effect to the financial condition, business or results of operations of Whole Foods Market and its subsidiaries, taken as a whole. However, no change, effect, event, occurrence or development to the extent resulting from the following will constitute or be taken into account in determining whether there is a material adverse effect:
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changes in the economy or financial, debt, credit or securities markets or capital market conditions generally, including changes in interest or exchange rates, in the United States, United Kingdom or Canada;

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changes generally affecting the grocery industry (including the prepared foods business) in the United States, United Kingdom or Canada;

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changes or proposed changes in GAAP or other accounting standards or interpretations thereof or in any law, or interpretations thereof;

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changes in any political conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing;

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acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics, floods or other natural disasters);

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a decline in the price or trading volume of Whole Foods Market’s common stock on the NASDAQ or any other securities market or in the trading price of any other securities of Whole Foods Market or any of its subsidiaries or any change in the ratings or ratings outlook for Whole Foods Market or any of its subsidiaries (provided that this exception will not prevent or otherwise affect a determination that any change, effect, event, occurrence or development underlying such decline, if not otherwise excluded, has resulted in a material adverse effect);

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any failure by Whole Foods Market to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial, accounting or operating measures or metrics for any period (provided that this exception will not prevent or otherwise affect a determination that any change, effect, occurrence or development underlying such failure, if not otherwise excluded, has resulted in a material adverse effect);

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the effect of seasonal changes on the results of operations, business or financial condition of Whole Foods Market;

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the announcement or existence of the merger agreement or the merger, including any impact on relationships with employees, customers, suppliers and distributors or other persons to the extent resulting from such announcement or existence (provided that this exception will not apply to references to ‘‘material adverse effect’’ in the representations and warranties as to governmental filings and the absence of certain violations);

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the commencement or pendency of any litigation alleging breach of fiduciary duty or similar claim or violation of law relating to the merger agreement or the merger or the other transactions contemplated thereby; and

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the failure on the part of Whole Foods Market or any of its subsidiaries to take any action as a result of the restrictions on interim operations set forth in the merger agreement if Whole Foods Market in good faith requested in writing that Amazon.com consent to such action and Amazon.com unreasonably withheld its consent to such requested action after Whole Foods Market informed Amazon.com in writing that it believed the withholding of consent by Amazon.com to be unreasonable.

However, with respect to the matters described in the foregoing first, second, third, fourth, fifth and eighth bullet points above, such change, effect, occurrence or development may be taken into account to the extent that it has a disproportionate adverse effect on Whole Foods Market and its subsidiaries as compared to other companies operating in the grocery industry (including the prepared foods business).
Conduct of Business Pending the Merger
The merger agreement provides that, after June 15, 2017 and prior to the effective time, except as required by the merger agreement, as required by applicable law, with the prior written approval of Amazon.com (which may not be unreasonably withheld, delayed or conditioned) or as set forth in the disclosure schedule to the merger agreement, Whole Foods Market will, and will cause its subsidiaries to, use its and their reasonable best efforts to conduct their businesses in the ordinary course of business consistent with past practice and, to the extent consistent therewith, use its and their reasonable best efforts to preserve their business organizations intact (including the service of key employees) and maintain existing relations with key distributors, suppliers and other persons with whom Whole Foods Market and its subsidiaries have significant relationships, and will not and will cause its subsidiaries not to, take any of the following actions:
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(1) adopt or submit to shareholder approval any change in the articles of incorporation or bylaws of the Company or (2) adopt any change in the comparable organizational document of any subsidiary of the Company that, in the case of clause (2), would adversely affect or delay the completion of the merger or the other transactions contemplated by the merger agreement;

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(1) merge or consolidate the Company or any of its subsidiaries with any other person, except for any such transaction between or among any of its subsidiaries that would not impose, individually or in the aggregate, any changes or restrictions on its assets, operations or business or on the assets, operations and business of the Company and its subsidiaries taken as a whole that would be adverse to Amazon.com or any of its subsidiaries, or (2) restructure, reorganize or completely or partially liquidate or otherwise enter into any agreement or arrangement imposing, individually or in the aggregate, any changes or restrictions on the assets, operations or business or on the assets, operations and business of the Company or any of its subsidiaries that would be adverse to Amazon.com or any of its subsidiaries;

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acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (1) acquisitions of inventory, supplies and similar materials in the ordinary course of business consistent with past practice, (2) pursuant to contracts in effect on June 15, 2017 disclosed in unredacted form to Amazon.com prior to June 15, 2017, (3) in accordance with the Company’s capital expenditure budget made available to Amazon.com on or prior to June 15, 2017 or (4) any other acquisitions for consideration not in excess of  $5 million in the aggregate;

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issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or lien against, or otherwise enter into any contract or understanding with respect to the voting of, any shares of capital stock of the Company or any of its subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (1) any such transaction among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries that would not be adverse to Amazon.com or any of its subsidiaries or (2) any issuance, sale, grant or transfer of shares of Company common stock pursuant to (x) the exercise or settlement of Company options or Company RSU awards outstanding as of June 15, 2017 or granted after such date not in violation of the merger agreement or (y) the grant of Company restricted share awards after June 15, 2017 not in violation of the merger agreement;

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make any loans, advances or capital contributions to any person, other than (1) to the Company or any of its wholly owned subsidiaries, (2) pursuant to any contract that provides for or relates to a material partnership, joint venture, collaboration or similar material arrangement with a third party, (3) extensions of credit terms to customers or vendors in the ordinary course of business and (4) customary loans or advances to employees in the ordinary course of business in amounts not to exceed $10 million in the aggregate at any time;

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declare, set aside, make or pay any dividend or other distribution with respect to any of its capital stock, except for (1) dividends or other distributions paid by any wholly owned subsidiary of the Company to the Company or to any other wholly owned subsidiary of the Company and (2) regular quarterly dividends to shareholders of the Company by the Company in an amount not to exceed $0.18 per share, in each case declared and paid at such times as is consistent with historical practice over the most recent fiscal year ended prior to June 15, 2017;

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reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock, except for (1) any such transaction by a wholly owned subsidiary of the Company that would not be adverse to Amazon.com or any of its subsidiaries and (2) acquisitions of shares of Company common stock in satisfaction of withholding obligations in respect of Company options, Company restricted share awards or Company RSU awards or payment of the exercise price in respect of Company options, in each case, outstanding as of June 15, 2017 pursuant to its terms or granted after such date not in violation of the merger agreement;

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create, incur, assume, guarantee, endorse, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company or any of its subsidiaries, except (1) indebtedness for borrowed money in an amount not to exceed $10 million in the aggregate that is (x) on terms not materially less favorable in the aggregate than the Company’s existing indebtedness or (y) prepayable at any time at par (plus customary floating rate breakage costs, if applicable), (2) guarantees of indebtedness of the Company or any of its wholly owned subsidiaries, (3) intercompany indebtedness between or among the Company and/or any of its wholly owned subsidiaries and (4) in connection with the financing of accounts payable in the ordinary course of business consistent with past practice;

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other than in accordance with the Company’s capital expenditure budget made available to Amazon.com prior to June 15, 2017, incur or commit to any capital expenditure or expenditures, except capital expenditures of less than $1 million individually or $10 million in the aggregate;

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other than in the ordinary course of business or in connection with any matter to the extent such matter is expressly permitted under any other interim operating covenant, (1) enter into any contract that would have been a material contract (as that term is defined in the merger agreement) had it been entered into prior to June 15, 2017 or (2) amend or modify in any material respect or assign (other than assignments between or among the Company and/or any of its subsidiaries that would not be adverse to Amazon.com or any of its subsidiaries) or terminate any material contract, other than expirations of any such material contract in accordance with its terms (provided, however, that in no event may the Company enter into any contract with any of certain restrictive provisions specified in the merger agreement, except, in each case, as would not be adverse to Amazon.com or any of its subsidiaries following the effective time other than in any de minimis respect);

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make any material changes with respect to financial accounting policies or procedures, except as required by law, proposed law or GAAP or statutory or regulatory accounting rules or interpretations or by any governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization);

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settle any action, suit, claim, hearing, arbitration, investigation or other proceedings (other than any audit or other proceeding in respect of taxes), for an amount in excess of  $2 million individually or $25 million in the aggregate or any obligation or liability of it in excess of such amount or on a basis that would result in the imposition of any writ, judgment, decree, settlement, award, injunction or similar order of any governmental authority that would restrict the future activity or conduct of Amazon.com, the Company or any of their respective subsidiaries or a finding or admission of a violation of law or violation of the rights of any person other than with respect to monetary settlements only, settlements or compromises of any action, suit, claim, hearing, arbitration, investigation or other proceedings to the extent reflected or reserved against in the balance sheet (or the notes thereto) of the Company included in the Company’s SEC reports filed prior to June 15, 2017 for an amount not in excess of the amount so reflected or reserved;

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(1) make or change any material tax election, other than consistent with past practice, (2) change any entity classification for federal income tax purposes of any material subsidiary, (3) create an entity outside of the United States that is (x) a direct subsidiary of the Company or any of its domestic subsidiaries and (y) treated as a ‘‘disregarded entity’’ or partnership for U.S. federal income tax purposes, or knowingly create a permanent establishment of the Company or any domestic subsidiary outside the United States, (4) file any material amended tax return, (5) adopt any material accounting method for taxes, other than consistent with past practice, or change any material accounting method for taxes, (6) settle or compromise any tax claim for an amount in excess of  $2 million individually or $25 million in the aggregate, other than with respect to settlements or compromises of any tax claim for an amount that does not exceed the amount disclosed, reflected or reserved in accordance with GAAP in the Company SEC reports filed prior to June 15, 2017, (7) surrender any material claim for a refund of taxes, (8) enter into any closing agreement relating to a material amount of taxes or (9) other than in the ordinary course of business, consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment;
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transfer, sell, lease, license, divest, cancel or otherwise dispose of, or permit or suffer to exist the creation of any lien upon, any assets of the Company or any of its subsidiaries, including capital stock of any of its subsidiaries, except for sales in the ordinary course of business consistent with past practice and sales of obsolete assets and except for sales, leases, licenses or other dispositions of assets having a value not in excess of  $1 million individually or $10 million in the aggregate;

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except as required by any Company benefit plan in effect as of June 15, 2017 or adopted or entered into in accordance with the merger agreement, (1) terminate, adopt, establish, enter into, amend or renew any Company benefit plan, other than amendments that do not materially increase benefits or result in materially increased administrative costs; (2) increase in any manner the compensation, benefits, severance or termination pay of any of the current or former (x) directors, (y) executive officers or (z) employees or consultants who are natural persons of the Company or its subsidiaries with target total annual cash compensation opportunities (i.e., base pay or base rate and short term cash incentive target amounts) in excess of  $300,000; (3) increase in any manner the compensation, benefits, severance or termination pay of any employees or consultants who are natural persons of the Company or its subsidiaries with target total annual cash compensation opportunities at or below $300,000, other than in the ordinary course of business consistent with past practice; provided, that (x) any such increase in bonus or incentive payment corresponds to a routine annual salary or base pay increase implemented in the ordinary course of business consistent with past practice or (y) any such bonus (or increase in bonus) or similar incentive payment is awarded in recognition of the recipient’s performance in the ordinary course of business consistent with past practice; (4) pay any bonus or incentive compensation under any Company benefit plan, other than payments based on actual performance for completed performance periods; (5) accelerate the vesting of or lapsing of restrictions, or amend the vesting requirements, with respect to any equity-based compensation or other long-term incentive compensation under any Company benefit plan; (6) grant any new severance, change in control, retention benefit or any other similar award (other than pursuant to arrangements entered into with newly hired and promoted employees in the ordinary course of business consistent with past practice (provided, that, in each case, such arrangement is in all material respects in the form that has been provided to Amazon.com as of June 15, 2017) and for separation agreements entered into with terminated employees who are not executive officers in the ordinary course of business consistent with past practice); (7) take any action to accelerate the payment of, or to fund or secure the payment, of any amounts under any Company benefit plan; (8) hire any (x) consultant who is a natural person with aggregate annual fees in excess of $300,000, (y) executive officer or (z) employee who, upon commencement of employment would be designated as a ‘‘Level 8’’ employee or above, except, in the case of clause (z), employees who are hired in the ordinary course of business to fill positions that are open as of June 15, 2017 or that become open subsequent to such date as a result of a current employee’s departure; provided, that such new hire’s compensation and benefits package is comparable to that which the Company has historically made available to employees in similar positions, taking into account reasonable modifications for competitive market arrangements; (9) promote any executive officer of the Company or promote any employee to an executive officer position; (10) become a party to, establish, adopt, materially amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization; or (11) terminate without cause the employment of any executive officer of the Company; or

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agree, authorize or commit to take any of the foregoing actions.

Whole Foods Market also has agreed that, prior to making any broad-based written (or prepared oral) communications to the officers or employees of the Company or any of its subsidiaries pertaining to compensation or benefit entitlements to be provided following the closing date, the Company will provide

Amazon.com with a copy of the intended communication (including, in the case of any such oral communications, copies of scripts, talking points or other similar materials), Amazon.com will have a reasonable period of time to review and comment on the communication, and Amazon.com and the Company will cooperate in providing any such communication.
In addition, Amazon.com has agreed that, after June 15, 2017 and prior to the effective time, Amazon.com and its subsidiaries will not (1) acquire control (it being understood for this purpose that obtaining the right to a board seat of a third party shall be deemed control), or (2) enter into an agreement, arrangement or understanding to acquire control, of a third party in North America that is in the grocery industry and operates physical retail stores if  (x) such acquisition of control or (y) entry into such agreement, arrangement or understanding, in the applicable case, would reasonably be expected to prevent, materially impair or materially delay the completion of the merger.
Access
Subject to certain exceptions and limitations and solely for purposes of furthering the merger and the other transactions contemplated by the merger agreement or integration planning relating thereto, Whole Foods Market and Amazon.com are required to, and required to cause their respective subsidiaries to, furnish the other with reasonable information concerning itself, its subsidiaries, directors, officers and shareholders and other matters as may be reasonably necessary or advisable in connection with this proxy statement or any other statement, filing, notice or application made by or on behalf of Whole Foods Market, Amazon.com or any of their respective subsidiaries to any third party and/or any governmental authority in connection with the merger and the transactions contemplated by the merger agreement. In addition, subject to certain exceptions and limitations, Whole Foods Market is required to, and is required to cause its subsidiaries to, afford officers and other authorized representatives of Amazon.com reasonable access to Whole Foods Market’s and its subsidiaries’ officers, employees, agents, contracts, books and records, stores, offices, systems, distribution facilities and other facilities, and other reasonable information concerning its business, properties and personnel as may reasonably be requested by Amazon.com. However, Whole Foods Market and Amazon.com are not required to permit access, or to disclose or otherwise make available information, that would (1) unreasonably disrupt its or its subsidiaries’ operations, (2) result in the disclosure of trade secrets of third parties or violate the terms of confidentiality provisions in any agreement with a third party entered into prior to June 15, 2017 or any applicable law or duty, (3) result in the disclosure of any information referencing the valuation of Whole Foods Market and its subsidiaries conducted in connection with the approval of the merger agreement or (4) reasonably be expected to cause the loss or waiver of the protection of any attorney-client privilege, attorney work product or other relevant legal privilege.
Acquisition Proposals; No Solicitation
Except as permitted by the merger agreement, the Company must not, and must cause its subsidiaries and its and its subsidiaries’ directors and officers not to, and must instruct and use its reasonable best efforts to cause its and its subsidiaries’ employees, investment bankers, attorneys, accountants and other advisors or representatives not to, directly or indirectly:
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initiate, solicit, propose, knowingly encourage or knowingly facilitate any inquiry, proposal, indication of interest or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal (as defined below);

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engage in, continue or otherwise participate in any discussions or negotiations relating to any acquisition proposal or any inquiry, proposal, indication of interest or offer that would reasonably be expected to lead to an acquisition proposal (other than to state the extent to which those discussions are prohibited by the terms of the merger agreement);

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provide any non-public information to any person in connection with any acquisition proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal; or

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other than as required by the directors’ fiduciary duties, waive, terminate, modify or fail to enforce any ‘‘standstill” or confidentiality obligation of any person (other than any party to the merger agreement) with respect to the Company or any of its subsidiaries entered into in connection with an acquisition proposal.

Pursuant to the merger agreement, an ‘‘acquisition proposal’’ means any proposal, indication of interest or offer involving any person or group (other than Amazon.com or its subsidiaries) relating to:
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a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company;

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any acquisition by any person or group resulting in, or any proposal, indication of interest or offer that, if consummated, would result in any person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, 15% or more of the total voting power or of any class of equity securities of the Company or assets representing 15% or more of the consolidated net revenues, net income or total assets (including equity securities of any of the Company’s subsidiaries and equity securities of any other entity) of the Company; or

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any combination of the foregoing.

Existing Discussions or Negotiations
Pursuant to the merger agreement, Whole Foods Market has agreed to, and to cause its subsidiaries and financial advisors to, and to use its reasonable best efforts to cause its other representatives to, immediately cease and cause to be terminated any discussions and negotiations with any person conducted before June 15, 2017 with respect to any acquisition proposal or proposal or transaction that could reasonably be expected to lead to an acquisition proposal. Whole Foods Market has agreed to, within 24 hours after execution of the merger agreement, deliver a written notice to each such person providing only that the Company is ending all discussions and negotiations with such person with respect to any acquisition proposal or proposal or transaction that could reasonably be expected to lead to an acquisition proposal, which notice also will request the prompt return or destruction of all confidential information concerning Whole Foods Market and any of its subsidiaries. Whole Foods Market has also agreed to immediately terminate all physical and electronic data access previously granted to such persons.
Notwithstanding anything to the contrary contained in the merger agreement, Whole Foods Market will be permitted to terminate, amend, modify, waive or fail to enforce any provision of any confidentiality, ‘‘standstill’’ or similar obligation of any person if the Whole Foods Market board of directors determines in good faith, after consultation with its outside legal counsel, that the failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law.
Receipt of Acquisition Proposals
Notwithstanding certain provisions of the merger agreement described above, prior to the time the requisite company vote is obtained, if Whole Foods Market receives a bona fide written acquisition proposal not solicited in violation of the Company’s non-solicitation obligations under the merger agreement, and if the Whole Foods Market board of directors determines in good faith after consultation with outside legal counsel, that (1) based on the information then available and after consultation with its outside financial advisors, the acquisition proposal constitutes or could reasonably be expected to result in a superior proposal (as defined below) or a transaction that is more favorable to the Company’s shareholders from a financial point of view than the merger and that could reasonably be expected to be completed, taking into account any regulatory, financing or approval requirements and any other aspects considered relevant by the Whole Foods Market board of directors, and (2) the failure to take the applicable action would be inconsistent with the directors’ fiduciary duties under applicable law, then Whole Foods Market may:
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provide information (including non-public information) to the person making the acquisition proposal; provided that in the event the information has not previously been made available to Amazon.com, Whole Foods Market must promptly (and, in any event, within 24 hours) provide the information to Amazon.com, and that, prior to furnishing the information, Whole Foods Market must receive from the person making the acquisition proposal an executed confidentiality agreement with terms not less restrictive in the aggregate to the other party than the terms in the confidentiality agreement between Whole Foods Market and Amazon.com are on Amazon.com; provided that the Company will not enter into any confidentiality agreement with any person subsequent to June 15, 2017 that prohibits the Company from providing any information to Amazon.com in accordance with the merger agreement or otherwise prohibits the Company from complying with its obligations under the merger agreement; provided, further, that the Company will not provide information to any person pursuant to any confidentiality agreement entered into prior to June 15, 2017 unless such person agrees prior to receipt of the information to waive any provision that would prohibit the Company from providing any information to Amazon.com in accordance with the merger agreement or otherwise would prohibit the Company from complying with its obligations under the merger agreement; and
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engage in or participate in discussions and/or negotiations with that person regarding the acquisition proposal.

Pursuant to the merger agreement, a ‘‘superior proposal’’ means a bona fide written acquisition proposal that did not result from a breach of Whole Foods Market’s non-solicitation obligations under the merger agreement and that would result in any person or group becoming the beneficial owner of, directly or indirectly, more than 50% of the total voting power of any class of equity securities of the Company or assets representing more than 50% of the consolidated net revenues, net income or total assets (including equity securities of the Company’s subsidiaries and equity securities of any other entity) of the Company, that the Whole Foods Market board of directors has determined in good faith, after consultation with its outside legal counsel and its outside financial advisor, taking into account all legal, financial, financing and regulatory aspects of the acquisition proposal, the identity of the person(s) making the proposal and the likelihood of the proposal being completed in accordance with its terms and all other matters that the Whole Foods Market board of directors considers appropriate, that, if completed, would result in a transaction (1) more favorable to Whole Foods Market’s shareholders from a financial point of view than the merger and (2) that is reasonably likely to be completed, taking into account any regulatory, financing or approval requirements and any other aspects considered relevant by the Whole Foods Market board of directors (after taking into account any binding revisions to the terms of the merger agreement proposed by Amazon.com as described in the section entitled ‘‘— Change of Board Recommendation; Alternative Acquisition Agreement’’).
Whole Foods Market must promptly (and, in any event, within 24 hours) give written notice to Amazon.com if Whole Foods Market or any of its subsidiaries receives (1) any inquiry, proposal, indication of interest or offer with respect to an acquisition proposal, (2) any request by any person or group for information in connection with or with respect to any acquisition proposal or (3) any request by any person or group for discussions or negotiations, or to initiate or continue discussions or negotiations, with respect to an acquisition proposal, setting forth in the notice the name of the person or group and the material terms and conditions of any such acquisition proposal (including, if applicable, complete copies of any written request, inquiry, proposal, indication of interest or offer, including proposed agreements and any other written communications) and thereafter must keep Amazon.com reasonably informed, on a reasonably current basis (and, in any event, within 24 hours), of changes in the status and terms of any such proposal or offer (including any amendments thereto) and any changes to the status of any such discussions or negotiations.
Change of Board Recommendation; Alternative Acquisition Agreement
The Whole Foods Market board of directors has unanimously recommended that Whole Foods Market shareholders vote ‘‘FOR’’ the proposal to approve the merger agreement. The merger agreement permits the Whole Foods Market board of directors to effect a change of recommendation (as defined below) only in certain limited circumstances, as described below.
Except as expressly permitted by the merger agreement, neither the Whole Foods Market board of directors nor any committee thereof may:
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withdraw or fail to make when required by the merger agreement (or publicly propose or publicly resolve to withdraw or fail to make when required by the merger agreement) the company recommendation with respect to the merger;

•
qualify or modify (or publicly propose or publicly resolve to qualify or modify) the company recommendation with respect to the merger in a manner adverse to Amazon.com;

•
approve or recommend, or publicly declare advisable, any acquisition proposal;

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fail to include the company recommendation in this proxy statement;

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if any acquisition proposal that is structured as a tender offer or exchange offer for outstanding shares of Company common stock is commenced pursuant to Rule 14d-2 of the Exchange Act, fail to recommend against acceptance of the offer by the Company’s shareholders prior to the earlier of  (1) the date of the meeting of the holders of Whole Foods Market common stock to consider and vote upon the approval of the merger agreement and (2) 11 business days (which for this purpose will be used as the term is used in Rule 14d-9 of the Exchange Act) after commencement of the tender offer or exchange offer;

•
approve or recommend, or publicly declare advisable or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, collaboration agreement or other agreement with respect to, or that is intended or would reasonably be expected to lead to, any acquisition proposal (other than a confidentiality agreement as described in the section entitled ‘‘— Acquisition Proposals; No Solicitation — Receipt of Acquisition Proposals’’ relating to any acquisition proposal) (referred to in this proxy statement as an ‘‘alternative acquisition agreement’’); or

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cause or permit Whole Foods Market to enter into an alternative acquisition agreement.

The actions described in all of the bullet points above other than the last bullet point are referred to in this proxy statement as a ‘‘change of recommendation.’’
However, before the requisite company vote is obtained, the Whole Foods Market board of directors may effect a change of recommendation and/or terminate the merger agreement in response to a superior proposal, in each case if the Whole Foods Market board of directors has determined in good faith, after consultation with its outside financial advisors and its outside legal counsel, that an acquisition proposal constitutes a superior proposal and the failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law. Before effecting a change of recommendation or terminating the merger agreement in response to a superior proposal, (1) Whole Foods Market must have given Amazon.com at least five business days’ prior written notice of its intention to do so, (2) Whole Foods Market must have afforded Amazon.com the opportunity to negotiate in good faith with Whole Foods Market to enable Amazon.com to propose in writing a binding offer to make revisions to the terms of the merger agreement and (3) at the end of the notice period, the Whole Foods Market board of directors must have considered in good faith the binding written offer and any other information it deems appropriate, and must have determined in good faith, after consultation with its outside legal counsel and its outside financial advisors, that the superior proposal continues to constitute a superior proposal if the changes proposed in the binding offer by Amazon.com were to be given effect.
In addition, before the requisite company vote is obtained, the Whole Foods Market board of directors may effect a change of recommendation in response to an intervening event if the Whole Foods Market board of directors has determined in good faith, after consultation with its outside financial advisors and its outside legal counsel, that the failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law. Before effecting a change of recommendation in response to an intervening event, (1) Whole Foods Market must have given Amazon.com at least five business days’ prior written notice of its intention to do so, (2) Whole Foods Market must have afforded Amazon.com the opportunity to negotiate in good faith with Whole Foods Market to enable Amazon.com to propose in writing a binding offer to make revisions to the terms of the merger agreement and (3) at the end of the notice period, the Whole Foods Market board of directors must have considered in good faith the binding written offer and any other information it deems appropriate, and must have determined in good faith, after consultation with its outside legal counsel and its outside financial advisors, that the failure to effect a change of recommendation would still be inconsistent with its fiduciary duties under applicable law if the changes proposed in the binding offer by Amazon.com were to be given effect. Under the merger agreement, an ‘‘intervening event’’ means a change, effect, event, circumstance or development that was not known by Whole Foods Market or the Whole Foods Market board of directors as of June 15, 2017; provided that in no event will any of the following constitute or be deemed to be an intervening event: (x) the receipt, existence or terms of an acquisition proposal that could constitute a superior proposal, or any related matter, or (y) changes in the stock price of the Company (provided that any underlying cause of changes in stock price may be taken into account for purposes of determining whether an intervening event has occurred); provided, further, that an acquisition proposal that resulted from a breach of the Company’s non-solicitation obligations under the merger agreement may not be the basis for an intervening event.
In the event of any modification to the financial terms or any other material terms of any acquisition proposal, Whole Foods Market must satisfy the notice requirement described above with a new written notice to Amazon.com, and comply with the negotiation requirements described above, provided that the subsequent notice period (and any subsequent notice period thereafter) will be two business days instead of five business days.
The merger agreement does not prohibit Whole Foods Market or the Whole Foods Market board of directors from taking and disclosing to the shareholders of Whole Foods Market a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or making any disclosure to the shareholders of Whole Foods Market that is required by applicable law. Any ‘‘stop, look and listen’’ or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act will not be deemed to be a change of recommendation; provided that any such disclosure that has the substantive effect of withdrawing, modifying or qualifying in any manner adverse to the company recommendation will be deemed to be a change of recommendation unless the Whole Foods Market board of directors expressly publicly reaffirms the company recommendation in such communication without any qualification.
For purposes of the obligations of the parties described in this section, the parties have agreed that, as between themselves, Texas law relating to the fiduciary duties of directors will be deemed to be the same as Delaware law.
Whole Foods Market Shareholders’ Meeting
Whole Foods Market has agreed to take all action necessary to convene a meeting of the holders of Whole Foods Market common stock (which meeting, together with any adjournment or postponement, is referred to in this proxy statement as the ‘‘Whole Foods Market shareholders’ meeting’’) as promptly as reasonably practicable after the date the SEC staff advises that it has no further comments on this proxy statement and that Whole Foods Market may commence mailing this proxy statement to its shareholders, to consider and vote upon the approval of the merger agreement and to cause such vote to be taken. Whole Foods Market is not permitted to postpone or adjourn the Whole Foods Market shareholders’ meeting, except to the extent advised by counsel to be necessary to comply with law, and except that Whole Foods Market may adjourn, recess or postpone, and at the request of Amazon.com, it will adjourn, recess or postpone, the Whole Foods Market shareholders’ meeting for a reasonable period to solicit additional proxies, if Whole Foods Market or Amazon.com, respectively, reasonably believes there will be insufficient shares of Whole Foods Market common stock represented to constitute a quorum necessary to conduct the business of the Whole Foods Market shareholders’ meeting or to obtain the requisite company vote. However, unless agreed in writing by Whole Foods Market and Amazon.com, all such adjournments, recesses or postponements will be for periods of no more than ten business days each. In addition, Whole Foods Market may adjourn, recess or postpone the Whole Foods Market shareholders’ meeting to the extent necessary to ensure that any required supplement or amendment to this proxy statement is provided to Whole Foods Market shareholders for the amount of time required by law in advance of the Whole Foods Market shareholders’ meeting. Subject to Whole Foods Market’s rights to effect a change of recommendation in response to an intervening event or a superior proposal and to terminate the merger agreement in response to a superior proposal, as described in the section entitled ‘‘— Change of Board Recommendation; Alternative Acquisition Agreement,’’ the Whole Foods Market board of directors must include the company recommendation in this proxy statement and must take all lawful action to obtain the requisite company vote.
Whole Foods Market has agreed to provide Amazon.com with the written voting reports it receives concerning proxy solicitation results on a timely basis and to use its reasonable best efforts to give written notice to Amazon.com one business day prior to the Whole Foods Market shareholders’ meeting and on the day of, but prior to, the Whole Foods Market shareholders’ meeting of the status of the requisite company vote.

Financing and Financing Cooperation
The merger is not conditioned upon receipt of financing by Amazon.com.
Amazon.com expects to finance the merger with debt financing, together with cash on hand. In connection with entering into the merger agreement, Amazon.com has entered into a commitment letter (the ‘‘commitment letter’’), dated as of June 15, 2017, with Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A. (collectively, and together with other financial institutions that from time to time provide commitments thereunder, the ‘‘commitment parties’’), pursuant to which, subject to the terms and conditions set forth therein, the commitment parties have committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $13.7 billion (the ‘‘bridge facility’’), to fund the consideration for the merger. Availability of the bridge facility is subject to reduction in equivalent amounts upon the issuance or incurrence by Amazon.com or its subsidiaries of debt securities or other debt for borrowed money (or, in certain circumstances, the receipt of commitments therefor), upon the issuance by Amazon.com of equity interests, or upon the consummation of certain asset sales, in each case subject to certain limitations and exceptions. The funding of the bridge facility provided for in the commitment letter is contingent on the satisfaction of certain closing conditions, including (1) the execution and delivery of definitive documentation with respect to the bridge facility in accordance with the terms sets forth in the commitment letter and (2) the completion of the merger.
Prior to the closing, Whole Foods Market must use commercially reasonable efforts to, and must cause each of its subsidiaries to use commercially reasonable efforts to, and must use commercially reasonable efforts to cause its and their representatives (including their auditors) to use commercially reasonable efforts to, cooperate with Amazon.com as necessary, to the extent reasonably requested in writing by Amazon.com, in connection with the offering, arrangement, issuance or sale of any senior notes, term loans, bridge loans, or any combination thereof, of Amazon.com in connection with the transactions contemplated by the merger agreement (the ‘‘debt financing’’), including using commercially reasonable efforts to:
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comment on (and to the extent reasonably requested by Amazon.com and reasonably available to Whole Foods Market, provide information and materials to be used in the preparation of) customary confidential offering memoranda, prospectuses or similar offering documents, customary rating agency presentations and customary lender presentations, in each case for the debt financing;

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to the extent reasonably available to Whole Foods Market at such time, furnish Amazon.com for filing with the SEC, if required, and for inclusion in any prospectus or prospectus supplement or offering memorandum with financial and other pertinent historical information regarding Whole Foods Market as may be reasonably requested by Amazon.com, including, to the extent so available: (1) audited financial statements of Whole Foods Market for each of the three fiscal years ending more than 60 days prior to the closing date; (2) unaudited financial statements for any quarterly interim period or periods of Whole Foods Market (other than the fourth quarter of any fiscal year) ending after the date of the most recently ended fiscal year for which financial statements have been delivered pursuant to the foregoing clause (1) and more than 40 days prior to the closing date, together with unaudited financial statements for the corresponding period of the prior year; and (3) all other historical financial data regarding Whole Foods Market reasonably required and requested in writing by Amazon.com (and reasonably available to Whole Foods Market) to permit Amazon.com to prepare customary pro forma financial statements, and in the case of clauses (1) and (2) meeting the requirements of Rule 3-05 of Regulation S-X under the U.S. Securities Act of 1933, as amended;

•
(1) cause Whole Foods Market’s independent accountants to consent to the inclusion of their audit reports with respect to the financial statements furnished pursuant to the foregoing bullet point and the applicable audited annual financial statements of Whole Foods Market in any registration statement of Amazon.com filed with the SEC, if any, relating to the debt financing and (2) cause such independent accountants to provide customary comfort letters in connection with any debt offering comprising a part of the debt financing to the applicable underwriters, initial purchasers or placement agents thereof in each case, on customary terms and consistent with the customary practice of such independent accountants; and
•
cooperate reasonably with customary due diligence of the sources of the debt financing.

In addition, Whole Foods Market must use its commercially reasonable efforts to assist in facilitating the payoff and termination by Amazon.com of Whole Foods Market’s exiting credit agreement (the ‘‘debt payoff’’), and to assist in delivering the documentation required by the terms of Whole Foods Market’s indenture for its 5.2% senior notes due 2025 in connection with the merger (the ‘‘notes assumption’’).
Notwithstanding the foregoing, neither Whole Foods Market nor any of its subsidiaries will be required to take or permit the taking of any action in connection with the debt financing, the debt payoff, or the notes assumption that:
•
would unreasonably interfere with the ongoing business or operations of Whole Foods Market and/or its subsidiaries;

•
would require Whole Foods Market, its subsidiaries or any persons who are directors of Whole Foods Market or its subsidiaries to pass resolutions or consents to approve or authorize the execution of the debt financing, the debt payoff, or the notes assumption or execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement;

•
would cause any representation or warranty in the merger agreement to be breached by Whole Foods Market or any of its subsidiaries;

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would require Whole Foods Market or any of its subsidiaries to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the debt financing, the debt payoff, or the notes assumption prior to the closing or have any obligation of Whole Foods Market or any of its subsidiaries under any agreement, certificate, document or instrument be effective until the closing;

•
could reasonably be expected to cause any director, officer or employee or shareholder of Whole Foods Market or any of its subsidiaries to incur any personal liability;

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could reasonably be expected to conflict with the organizational documents of Whole Foods Market or its subsidiaries or any laws;

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could reasonably be expected to result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any contract to which Whole Foods Market or any of its subsidiaries is a party;

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provide access to or disclose information that Whole Foods Market or any of its subsidiaries determines would jeopardize any attorney-client privilege of Whole Foods Market or any of its subsidiaries;

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prepare any financial statements or information that are not available to it and prepared in the ordinary course of its financial reporting practice;

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require Whole Foods Market or any of its subsidiaries to enter into any instrument or agreement with respect to the debt financing, the debt payoff, or the notes assumption that is effective prior to the occurrence of the closing or that would be effective if the closing does not occur;

•
prepare any projections or pro forma financial statements; or

•
deliver or cause to be delivered any opinion of counsel in connection with the debt financing, the debt payoff, or the notes assumption.

Nothing contained in the merger agreement will require Whole Foods Market or any of its subsidiaries, prior to the closing, to be an issuer or other obligor with respect to the debt financing.

Amazon.com will indemnify and hold harmless Whole Foods Market and each of its subsidiaries and their respective representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable attorney’s fees), interest, awards, judgments and penalties suffered or incurred in connection with the debt financing, the debt payoff, or the notes assumption (other than arising from fraud on the part of Whole Foods Market or its subsidiaries), whether or not the merger is consummated or the merger agreement is terminated. Amazon.com will, promptly upon request by Whole Foods Market, reimburse Whole Foods Market for all reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred by Whole Foods Market or its subsidiaries in connection with the debt financing, the debt payoff, or the notes assumption, whether or not the merger is consummated or the merger agreement is terminated.
In no event will the receipt or availability of any funds or financing (including the debt financing) by Amazon.com, Merger Sub or any of their respective affiliates or any other financing be a condition to any of the obligations of Amazon.com or Merger Sub under the merger agreement.
Employee Matters
The merger agreement provides that Amazon.com will provide or cause to be provided to each employee of Whole Foods Market who continues to be employed after the effective time compensation and benefits for a period of one year following the effective time on the following terms:
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Base Compensation:   a base salary or base wage that is no less favorable than the base salary or base wage provided by Whole Foods Market to each such continuing employee immediately prior to the effective time;

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Annual Incentives:   target annual cash bonus opportunities that are no less favorable than the target annual cash bonus opportunities provided by Whole Foods Market to each such continuing employee immediately prior to the effective time;

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Other Compensation and Benefits:   other compensation (excluding equity and long-term cash incentive compensation) and employee benefits that are no less favorable in the aggregate than those provided by Whole Foods Market to each such continuing employee immediately prior to the effective time; and

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Severance:   severance benefits that are no less favorable than the severance benefits provided by Whole Foods Market to each such continuing employee immediately prior to the effective time.

The merger agreement provides that Amazon.com will cause (or, with respect to employees outside of the United States, use commercially reasonable efforts to cause) (1) any pre-existing conditions or limitations and eligibility waiting periods under any of its group health plans to be waived with respect to the continuing Whole Foods Market employees and their eligible dependents, (2) the amount of eligible expenses incurred by each continuing Whole Foods Market employee and his or her eligible dependents that were credited to deductible and maximum out-of-pocket co-insurance requirements under the Whole Foods Market benefit plans to be credited for purposes of satisfying the deductible and maximum out-of-pocket co-insurance requirements under the corresponding Amazon.com benefit plans and (3) any of the employee benefit plans of Amazon.com and its subsidiaries in which the continuing Whole Foods Market employees are entitled to participate to take into account for purposes of eligibility, vesting and benefit accrual thereunder (except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or retiree medical benefits or to the extent that its application would result in a duplication of benefits) and each continuing Whole Foods Market employee’s years of service with Whole Foods Market and its subsidiaries before the effective time, to the same extent such service was credited under a comparable Whole Foods Market benefit plan.
In addition, if the closing occurs prior to the time that Whole Foods Market has paid annual bonuses in respect of its 2017 fiscal year, then Amazon.com will, or will cause the surviving corporation and its subsidiaries to, pay such annual bonuses based on formulae previously established by Whole Foods Market and in a manner consistent with Whole Foods Market’s historical practices related to discretionary amounts.

Efforts to Complete the Merger
General
Subject to the terms of the merger agreement, Whole Foods Market, Amazon.com and Merger Sub have agreed to use reasonable best efforts to:
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complete the transactions contemplated by the merger agreement as promptly as reasonably practicable (and in any event no later than the outside date);

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obtain from any governmental authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders that are necessary, proper or advisable to be obtained by Amazon.com or Whole Foods Market or any of their respective subsidiaries in order to complete the transactions contemplated by the merger agreement and to enable Whole Foods Market to conduct its operations in the ordinary course of business consistent with past practice after the effective time, including with respect to any liquor or alcohol license of Whole Foods Market or any of its subsidiaries;

•
resolve any objections and avoid any proceeding by any governmental authority, in connection with the authorization, execution and delivery of the merger agreement and the completion of the transactions contemplated by the merger agreement;

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contest and defend any lawsuits or other proceedings, whether judicial or administrative, challenging the merger agreement or the completion of the transactions contemplated by the merger agreement in accordance with the terms of the merger agreement, including seeking to have any stay, temporary restraining order, injunction or judgment entered by any court or other governmental authority vacated, lifted, overturned or reversed;

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as promptly as reasonably practicable, and in any event within ten business days after June 15, 2017 (unless otherwise agreed by the parties to the merger agreement), make all necessary filings and submissions under the HSR Act and the Canadian Competition Act and thereafter supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to any law; and

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as promptly as reasonably practicable make any other required registrations, declarations, submissions and filings with respect to the transactions contemplated by the merger agreement required under the Exchange Act, any other applicable federal or state securities laws and any other applicable law.

Exchange of Information, Participation and Strategy
The parties have agreed to give (or to cause their respective subsidiaries to give) any notices to third parties, and to use, and to cause their respective subsidiaries to use, reasonable best efforts to obtain any third party consents that are necessary, proper or advisable to complete the transactions contemplated by the merger agreement; provided, however, that the parties will coordinate and cooperate in determining whether any actions, consents, approvals or waivers are required to be obtained from parties to any contracts of Whole Foods Market or any of its subsidiaries in connection with the completion of the transactions contemplated by the merger agreement and seeking any such actions, consents, approvals or waivers.
The parties have also agreed to reasonably cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property taxes, as well as any transfer, gains, sales, use, recording, registration and any similar taxes that become payable in connection with the transactions contemplated by the merger agreement, and the parties have agreed to reasonably cooperate in minimizing the amount of such taxes.
Without limiting the generality of the foregoing, each party to the merger agreement has agreed to:
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give the other parties prompt notice of the making or commencement of any request or proceeding by or before any governmental authority with respect to the transactions contemplated by the merger agreement;

•
keep the other parties informed as to the status of any such request or proceeding;

•
to the extent practicable, give the other parties notice and an opportunity to participate in any communication made to the FTC, the DOJ, the Canadian Competition Bureau or any other governmental authority regarding the transactions contemplated by the merger agreement; and

•
promptly notify the other parties of the substance of any communication from the FTC, the DOJ, the Canadian Competition Bureau or any other governmental authority regarding the transactions contemplated by the merger agreement.

Subject to applicable laws relating to the exchange of information, Amazon.com will have the right to devise and implement the strategy and timing for obtaining any clearances required under any antitrust law in connection with the merger, provided that the strategy will be designed to obtain clearances as promptly as reasonably practicable and in no event later than the outside date.
In addition, Amazon.com and Whole Foods Market will have the right to review in advance and, to the extent reasonably practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Amazon.com or Whole Foods Market, as the case may be, and any of their respective subsidiaries, that appears in any filing made with, or written materials submitted or communications made to, any third party and/or any governmental authority in connection with the transactions contemplated by the merger agreement.
Except as may be prohibited by any governmental authority or by any applicable law, each party will permit authorized representatives of the other parties to be present at each meeting, conference or telephone call and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any governmental authority in connection with such request or proceeding.
Other Commitments
The merger agreement provides that nothing contained in the merger agreement will require, or be construed to require:
•
Amazon.com or any of its subsidiaries to take or refrain from taking any action (including any divestiture, holding separate any business or assets or other similar action) or to agree to any restriction or condition, in each case, with respect to any assets, operations, business or the conduct of business of Amazon.com or any of its subsidiaries (not including for this purpose the surviving corporation and its subsidiaries);

•
Amazon.com, Whole Foods Market or any of their respective subsidiaries to take or refrain from taking any action or to agree to any restriction or condition with respect to any assets, operations, business or the conduct of business of Whole Foods Market and its subsidiaries; or

•
Whole Foods Market or any of its subsidiaries to take any other action, except, in the case of this bullet point, as agreed by the parties in connection with the merger agreement.

In addition, Whole Foods Market and its subsidiaries will not (1) be required to take or agree to take any actions described in the second and third bullet points above unless such requirement, condition, understanding, agreement or order is binding on or otherwise applicable to Whole Foods Market only from and after the effective time in the event that the closing occurs or (2) agree to any actions, restrictions or conditions with respect to obtaining any consents, registrations, approvals, permits, expirations of waiting periods or authorizations in connection with the merger and the other transactions contemplated by the merger agreement without the prior written consent of Amazon.com (which may be withheld in the sole discretion of Amazon.com).
In the event that any action set forth in the first, second or third bullet point above is proposed by or acceptable to a governmental authority, Amazon.com will have the sole right to determine the manner in which to implement the requirement of such governmental authority.
Indemnification and Insurance
Indemnification
The merger agreement provides that after the effective time, Amazon.com will, and will cause the surviving corporation to, indemnify and hold harmless the individuals who on or prior to the effective time were officers or directors of Whole Foods Market or its subsidiaries or were serving at the request of Whole Foods Market as an officer, director, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise with respect to all acts or omissions by them in their capacities as such or taken at the request of Whole Foods Market or any of its subsidiaries at any time prior to the effective time to the fullest extent permitted by applicable law (including with respect to advancement of expenses and attorneys’ fees and advancing such expenses and fees without requiring any preliminary determination of entitlement subject to such individual’s affirmation or undertaking if required under the TBOC).
Amazon.com and Merger Sub have agreed that all rights to exculpation or indemnification for acts or omissions occurring prior to the effective time existing as of June 15, 2017 in favor of the current and former directors and officers of Whole Foods Market or any of its subsidiaries or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such officer or director, as provided in Whole Foods Market’s or each of its subsidiaries’ respective articles of incorporation or bylaws (or similar organizational documents) or in any agreement, will survive the merger and the transactions contemplated by the merger agreement and will continue in full force and effect in accordance with their terms. The merger agreement provides that after the effective time, Amazon.com and the surviving corporation will (and Amazon.com will cause the surviving corporation to) fulfill and honor such obligations to the maximum extent that Whole Foods Market or the applicable subsidiary would have been permitted to fulfill and honor them by applicable law.
In addition, for a period of six years following the effective time, the merger agreement provides that Amazon.com will, and will cause the surviving corporation and its subsidiaries to, cause the articles of incorporation and bylaws (and other similar organizational documents) of the surviving corporation and its subsidiaries to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the articles of incorporation and bylaws (or similar organizational documents) of Whole Foods Market and its subsidiaries immediately prior to the effective time, and during such six-year period, such provisions may not be amended, repealed or otherwise modified in any respect, except as required by applicable law.
Insurance
In addition, Whole Foods Market will obtain, or Amazon.com will cause the surviving corporation to obtain, for a period of six years from and after the effective time, ‘‘tail’’ insurance policies for the extension of  (1) the directors’ and officers’ liability coverage of Whole Foods Market’s existing directors’ and officers’ insurance policies and (2) Whole Foods Market’s existing fiduciary liability insurance policies, with terms, conditions, retentions and limits of liability that are at least as favorable to the insured parties as Whole Foods Market’s existing policies with respect to matters existing or occurring at or prior to the effective time, subject to certain qualifications and provided that in no event will the annual cost of such insurance coverage exceed during such period 300% of the current aggregate annual premium paid by Whole Foods Market for such purpose and, if the cost of the insurance coverage exceeds such amount, the surviving corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount.
Coordination on Litigation
Each of Amazon.com and Whole Foods Market have agreed to promptly notify the other of any shareholder litigation against it or any of its representatives arising out of or relating to the merger agreement, the merger or the other transactions contemplated by the merger agreement and will keep the other reasonably informed regarding any such shareholder litigation. Until the termination of the merger agreement in accordance with its terms, Whole Foods Market will provide Amazon.com an opportunity to review and to propose comments to all filings or written responses to be made by Whole Foods Market in connection with any shareholder litigation against Whole Foods Market and its directors relating to any transaction contemplated by the merger agreement, and Whole Foods Market will give reasonable and good faith consideration to any comments proposed by Amazon.com. In no event will Whole Foods Market enter into, agree to or disclose any settlement with respect to such shareholder litigation without the consent of Amazon.com, such consent not to be unreasonably withheld, delayed or conditioned. Amazon.com and Whole Foods Market will notify each other promptly of the commencement of any shareholder litigation of which it has received notice.

Other Covenants and Agreements
The merger agreement also contains additional covenants, including covenants relating to (1) the filing of this proxy statement, (2) the delisting and deregistration of the Whole Foods Market common stock, (3) public announcements with respect to the transactions contemplated by the merger agreement, (4) other actions related to takeover statutes and reporting requirements under Section 16 of the Exchange Act, (5) resignations, effective as of the effective time, of the directors of Whole Foods Market and/or the officers and directors of any of its subsidiaries (to the extent requested by Amazon.com), (6) acquisition by Amazon.com and Merger Sub of shares of Whole Foods Market common stock and (7) further actions set forth in the company disclosure schedule delivered in connection with the merger.
Conditions to Completion of the Merger
Each party’s obligation to complete the merger is subject to the satisfaction or waiver at or prior to the closing of the following conditions:
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the approval of the merger agreement by holders of a majority of the outstanding shares of Whole Foods Market common stock entitled to vote at the close of business on the record date for the special meeting;

•
the expiration or earlier termination of the waiting periods applicable to the completion of the merger under the HSR Act and the Canadian Competition Act; and

•
no law, order or injunction having been enacted, issued, promulgated, enforced or entered after June 15, 2017 by a court or other governmental authority of competent jurisdiction is in effect that enjoins or otherwise prohibits the completion of the merger.

The respective obligations of Amazon.com and Merger Sub to complete the merger are subject to the satisfaction or waiver by Amazon.com at or prior to the closing of the following additional conditions:
•
the accuracy of the representations and warranties of Whole Foods Market as of June 15, 2017 and as of the closing date (except for any representations and warranties made as of a particular date or period, which representations and warranties must be true and correct only as of that date or period), generally subject to a ‘‘material adverse effect’’ or other qualification provided in the merger agreement;

•
the performance by Whole Foods Market in all material respects of all obligations required to be performed by it under the merger agreement at or prior to the closing date; and

•
the receipt by Amazon.com and Merger Sub at closing of a certificate signed on behalf of Whole Foods Market by the Chief Executive Officer or Chief Financial Officer of Whole Foods Market certifying that the conditions set forth in the two preceding bullet points are satisfied.

The obligation of Whole Foods Market to complete the merger is subject to the satisfaction or waiver by Whole Foods Market at or prior to the closing of the following additional conditions:
•
the accuracy of the representations and warranties of Amazon.com and Merger Sub as of June 15, 2017 and as of the closing date (except for any representations and warranties made as of a particular date or period, which representations and warranties must be true and correct only as of that date or period) in all material respects;

•
the performance by each of Amazon.com and Merger Sub in all material respects of all obligations required to be performed by it under the merger agreement at or prior to the closing date; and

•
the receipt by Whole Foods Market at closing of a certificate signed on behalf of Amazon.com and Merger Sub by an executive officer of Amazon.com certifying that the conditions set forth in the two preceding bullet points are satisfied.

Termination
The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time in the following circumstances:
•
by the mutual written consent of Whole Foods Market and Amazon.com;

•
by either Whole Foods Market or Amazon.com, if:

•
the merger has not been completed by February 15, 2018 (the ‘‘outside date,’’ as it may be extended as described below), provided that if the closing has not occurred prior to February 15, 2018 and all of the conditions to closing, other than the condition relating to competition law approvals or the condition relating to the absence of a law, order or injunction prohibiting the merger (as it relates to the HSR Act or any antitrust law), have been satisfied or are capable of being satisfied on February 15, 2018, then the outside date may be extended on one occasion by either Amazon.com or Whole Foods Market for a period of 90 days by written notice to the other party, and the date, as so extended, will be the outside date (provided that the right to terminate the merger agreement described in this bullet point will not be available to any party that has breached in any material respect its obligations under the merger agreement in any manner that has caused the failure of a condition to the completion of the merger); or

•
the requisite company vote has not been obtained and a vote has been taken on the matter at the Whole Foods Market shareholders’ meeting (and the meeting has concluded); or

•
a law, order or injunction by a court or other governmental authority of competent jurisdiction has been enacted, issued, promulgated, enforced or entered permanently restraining, enjoining or otherwise prohibiting the completion of the merger, and has become final and non-appealable; or

•
by Whole Foods Market, if:

•
Amazon.com or Merger Sub has breached any of its representations, warranties, covenants or agreements, or there is any inaccuracy in any of its representations or warranties, in either case which (1) would result in a failure of a condition to the obligation of Whole Foods Market to complete the merger and (2) is either not curable prior to the outside date or is not cured within the earlier of  (x) 30 days following the giving of notice thereof by Whole Foods Market to Amazon.com and (y) three business days prior to the outside date; or

•
prior to the time the requisite company vote is obtained, Whole Foods Market terminates the merger agreement in connection with entering into an alternative acquisition agreement providing for a superior proposal in accordance with the terms described in the section entitled ‘‘— Acquisition Proposals; No Solicitation’’ and, prior to or concurrently with the termination, pays to Amazon.com the company termination fee (as defined below); or

•
by Amazon.com, if:

•
Whole Foods Market has breached any of its representations, warranties, covenants or agreements, or there is any inaccuracy in any of its representations or warranties, in either case which (1) would result in a failure of a condition to the obligations of Amazon.com and Merger Sub to complete the merger and (2) is either not curable prior to the outside date or is not cured within the earlier of  (x) 30 days following the giving of notice thereof by Amazon.com to Whole Foods Market and (y) three business days prior to the outside date; or

•
prior to the time the requisite company vote is obtained, the Whole Foods Market board of directors (1) has made a change of recommendation or (2) at any time following receipt of an acquisition proposal that has not been withdrawn, has failed to reaffirm its approval or recommendation of the merger agreement and the merger within ten business days after receipt of any written request to do so from Amazon.com (provided that Amazon.com may not provide such a written request more than once for each acquisition proposal).

Company Termination Fee; Expense Reimbursement
Whole Foods Market will be required to pay Amazon.com a termination fee in an amount equal to $400 million (the ‘‘company termination fee’’) in the following circumstances:
•
if the merger agreement is terminated by Amazon.com because the Whole Foods Market board of directors has made a change of recommendation;

•
if the merger agreement is terminated by Whole Foods Market in order to enter into an alternative acquisition agreement providing for a superior proposal in accordance with the terms described in the section entitled ‘‘— Acquisition Proposals; No Solicitation’’; or

•
if each of the following three conditions is satisfied:

(1)
the merger agreement is terminated by (A) either Whole Foods Market or Amazon.com because the requisite company vote has not been obtained or (B) Amazon.com as a result of a material breach by Whole Foods Market of its covenants and agreements under the merger agreement and, at the time of the termination, the requisite company vote has not been obtained;

(2)
a bona fide acquisition proposal is made publicly to Whole Foods Market or any of its subsidiaries or otherwise becomes publicly known, or any person publicly announces an intention (whether or not conditional) to make an acquisition proposal that is not withdrawn without qualification prior to, in the case of clause (1)(A), the earlier of  (x) five days prior to the Whole Foods Market’s shareholders meeting (as such meeting may have been adjourned or postponed in accordance with the merger agreement) or (y) termination of the merger agreement; and

(3)
within 12 months after the termination, Whole Foods Market or any of its subsidiaries enters into a definitive agreement providing for, or consummates or, in the case of an acquisition proposal that is a tender offer, approves or recommends to the shareholders of Whole Foods Market, an acquisition proposal, provided that, for purposes of the provision referred to in this bullet point, the references to ‘‘15%’’ in the definition of  ‘‘acquisition proposal’’ are deemed to be references to ‘‘50%’’ and, as to any acquisition proposal relating to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company, any such acquisition proposal results in a change of control of at least 50% of the stock or assets of Whole Foods Market.

In no event will more than one company termination fee be payable under the merger agreement.
If the merger agreement is terminated by either Whole Foods Market or Amazon.com because the requisite company vote has not been obtained, Whole Foods Market will be required to pay to Amazon.com all of the reasonable and documented out-of-pocket expenses incurred by Amazon.com and Merger Sub in connection with the merger agreement and the transactions contemplated by the merger agreement, in an amount not to exceed $25 million (the ‘‘expense reimbursement’’). To the extent any portion of the expense reimbursement is paid by Whole Foods Market to Amazon.com, that amount paid will be deducted from the amount of any company termination fee owed or payable.
Limitation on Remedies
In the event of termination of the merger agreement and the abandonment of the merger in accordance with the provisions described in the section entitled ‘‘— Termination,’’ the merger agreement will become void and of no effect with no liability to any person on the part of Whole Foods Market, Amazon.com or Merger Sub (or of any of its representatives or affiliates), except that the confidentiality agreement between Whole Foods Market and Amazon.com and certain sections of the merger agreement, including sections relating to termination fees and expenses, will survive termination. However, termination of the merger agreement will not relieve any party of any liability or damages to the other party resulting from any willful and material breach (as that term is defined in the merger agreement) of its obligations set forth in the merger agreement.

The parties have agreed that the payment of the company termination fee will be the sole and exclusive remedy available to Amazon.com and Merger Sub with respect to the merger agreement in the event any such payment becomes due and payable and is paid, and, upon payment of the company termination fee, Whole Foods Market (and its affiliates and its and their respective directors, officers, employees, stockholders and representatives) will have no further liability to Amazon.com and Merger Sub under the merger agreement; provided that in the event that a company termination fee becomes due and is paid pursuant to the provisions described in the section entitled ‘‘— Company Termination Fee; Expense Reimbursement,’’ Amazon.com will have the right to refund the company termination fee in its entirety within five business days after the payment of the company termination fee by Whole Foods Market, and if Amazon.com does so refund the company termination fee in its entirety to Whole Foods Market within such five business day period, Whole Foods Market will not be relieved or released from any liabilities or damages arising out of its willful and material breach of the merger agreement and Amazon.com and Merger Sub will be entitled to all remedies available as contemplated by the last sentence of the foregoing paragraph.
Expenses
Except as otherwise provided in the merger agreement, including as described in the sections entitled ‘‘— Financing and Financing Cooperation’’ and ‘‘— Company Termination Fee; Expense Reimbursement,’’ whether or not the merger is completed, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of the merger agreement and the merger and the other transactions contemplated by the merger agreement, including all fees and expenses of representatives, will be paid by the party incurring such expense.
Amendment and Modification
Subject to the provisions of applicable law, at any time prior to the effective time, the merger agreement may be amended, modified or waived if the amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Amazon.com, Merger Sub and Whole Foods Market, or in the case of a waiver, by the party against whom the waiver is to be effective, except that after the receipt of the requisite company vote, no amendment may be made which by applicable law requires further approval by the holders of Whole Foods Market common stock without obtaining that further approval. Notwithstanding the foregoing, no amendments or modifications to the provisions to which the financing sources are expressly made third party beneficiaries under the terms of the merger agreement will be permitted in a manner adverse to any financing source without the prior written consent of such financing source. As used in the merger agreement, ‘‘financing sources’’ means any agent, arranger, lender or other entity that has committed to provide or arrange, or has entered into definitive agreements related to, the debt financing, or any of such person’s affiliates or its or their respective officers, directors, employees, partners, trustees, shareholders, controlling persons, agents, representatives, successors or assigns.
Jurisdiction; Specific Enforcement
Under the merger agreement, each of the parties has agreed that it will not bring any claim, action or proceeding against any other parties relating to the merger agreement or the transactions contemplated by the merger agreement in any court other than (1) the Delaware Court of Chancery in and for New Castle County, (2) in the event (but only in the event) that such court does not have subject matter jurisdiction over such suit, action or other proceeding, the Delaware Superior Court, (3) in the event (but only in the event) such courts identified in clauses (1) or (2) do not have subject matter jurisdiction over such suit, action or other proceeding, the United States District Court for the District of Delaware or (4) in the event (but only in the event) such courts identified in clauses (1), (2) and (3) do not have subject matter jurisdiction over such suit, action or other proceeding, any other Delaware state court, in the event any dispute between the parties (whether in contract, tort or otherwise) arises out of the merger agreement or the transactions contemplated by the merger agreement.
Each of the parties has agreed that if for any reason any of the provisions of the merger agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy.

Accordingly, in addition to any other available remedies a party may have in equity or at law, each party will be entitled to enforce specifically the terms and provisions of the merger agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of the merger agreement. Pursuant to the merger agreement, in the event that any action or proceeding is brought in equity to enforce the provisions of the merger agreement, no party will allege or assert, and each party has waived the defense, that there is an adequate remedy at law.

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER MERGER-RELATED COMPENSATION
(PROPOSAL 2)
As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Whole Foods Market is providing its shareholders with a separate advisory (non-binding) vote to approve certain compensation that may be paid or become payable to its named executive officers in connection with the merger, as described in the table entitled “Quantification of Payments and Benefits to the Company’s Named Executive Officers” under “The Merger (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger,” including the footnotes to the table and related narrative discussion beginning on page 46 of this proxy statement.
The Whole Foods Market board of directors unanimously recommends that the shareholders of Whole Foods Market approve the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to Whole Foods Market’s named executive officers in connection with the merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section entitled “The Merger (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to the Company’s Named Executive Officers,” including the footnotes to the table and the related narrative discussion, is hereby APPROVED.”
The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the proposal to approve the merger agreement. Accordingly, you may vote to approve the merger agreement and vote not to approve the named executive officer merger-related compensation proposal and vice versa. Because the vote on the named executive officer merger-related compensation proposal is advisory only, it will not be binding on either Whole Foods Market or Amazon.com. Accordingly, if the merger agreement is approved and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote of Whole Foods Market shareholders.
The above resolution approving the merger-related compensation of Whole Foods Market’s named executive officers on an advisory basis requires the affirmative vote of a majority of the votes cast with respect to this proposal.
The Whole Foods Market board of directors unanimously recommends that the shareholders of Whole Foods Market vote “FOR” the named executive officer merger-related compensation proposal.

VOTE ON AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION (PROPOSAL 3)
The Whole Foods Market board of directors has adopted and unanimously recommends that the shareholders of the Company approve a resolution to amend Article IV, Section A of our Amended and Restated Articles of Incorporation (the “Articles”) to set the number of authorized shares of our common stock at 600 million (the “Articles amendment”). The Articles amendment would replace the second sentence of Article IV, Section A of the Articles with the following sentence: “The aggregate number of shares of Common Stock authorized to be issued is 600,000,000 shares with no par value.”
Purpose of the Proposed Amendment
The purpose of the Articles amendment is to eliminate any possibility that there may be a delay in the filing acceptance of a certificate of merger with respect to the merger (the “certificate of merger”) with the Secretary of State of the State of Texas, as a result of an allegation made by a purported shareholder of the Company (the “purported Shareholder”) regarding the number of shares of common stock authorized under the Articles. The Articles amendment does not affect, and will not affect, the per share or aggregate merger consideration and has no other impact, and will have no other impact, on the merger.
Background
At the annual meeting of shareholders of the Company held on September 15, 2015 (the “September 2015 Meeting”), the Whole Foods Market board of directors sought shareholder approval of an amendment to the Articles to increase the number of authorized shares of the Company’s common stock from 600 million to 1.2 billion (the “2015 Amendment”). As explained in the Company’s proxy statement dated as of July 30, 2015, the 2015 Amendment was proposed to give us greater flexibility in considering and planning for future corporate needs, including potential strategic transactions.
For the September 2015 Meeting, the Company had engaged (1) an independent third-party inspector of election, Carl T. Hagberg and Associates, to judge voting and be responsible for determining whether or not a quorum was present and (2) a third-party tabulator, Broadridge Financial Services, Inc., to tabulate votes cast by proxy or in person at the meeting. Based on reports received from the third-party tabulator and the independent inspector of election, the Company announced on September 15, 2015 that the proposal to approve the 2015 Amendment was approved. On the same day, a Certificate of Amendment to the Articles was filed with and accepted by the Office of the Secretary of State of the State of Texas to reflect this change.
On March 20, 2017, the Whole Foods Market board of directors received a letter on behalf of the purported Shareholder asserting that votes were tabulated in contravention of the Company’s 2015 proxy statement regarding how votes would be counted if shareholders failed to instruct their broker on how to vote their shares with respect to the 2015 Amendment and asserting, as a result, that the 2015 Amendment was not properly approved. The purported Shareholder asked that the Whole Foods Market board of directors (1) either deem the 2015 Amendment “ineffective” or seek a “proper stockholder approval” of the 2015 Amendment and (2) institute new internal controls.
As of the close of business on July 19, 2017, the Company had 320,209,497 shares of common stock outstanding. The Company has never exceeded, and has no current plans to exceed, the pre-September 2015 Meeting share limit of 600 million (and will not in any event exceed that limit if the merger is completed).
The Whole Foods Market board of directors has begun its review of the matter raised by the purported Shareholder but has not yet reached a final conclusion as to the merits of the purported Shareholder’s allegations. Regardless of the merits of the purported Shareholder’s allegations, the Whole Foods Market board of directors believes that there would be no basis for the Office of the Secretary of State of the State of Texas to delay or reject the filing of the certificate of merger because, among other reasons, the number of shares outstanding is and will be at the closing of the merger substantially less than the number of shares authorized even prior to the 2015 Amendment. The number of shares authorized does not affect the per share or aggregate merger consideration. The merger consideration is being paid in relation to the shares issued and outstanding as of the effective time of the merger.

Nevertheless, to avoid any possibility that there may be a delay in the filing acceptance of the certificate of merger, the Company agreed with Amazon.com in connection with the merger to submit and recommend the Articles amendment to the Company’s shareholders and, upon such approval, to file a Certificate of Amendment to the Articles reflecting the Articles amendment in advance of filing the certificate of merger.
Accordingly, the Whole Foods Market board of directors recommends that the shareholders of the Company vote “FOR” a proposal to set the number of authorized shares of our common stock at 600 million (i.e., the pre-September 2015 Meeting amount).
Possible Effects of the Amendment
If the Articles amendment is approved, except as may be required by law or NASDAQ rules, no further shareholder approval would be required prior to the issuance of up to 600 million shares. Current shareholders of the Company have no preemptive or similar rights, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership. As noted, the amendment setting the number of authorized shares of our common stock at 600 million will not affect the per share or aggregate merger consideration.
Approval of this proposal requires the affirmative vote of a majority of the shares of common stock outstanding at the close of business on the record date for the special meeting. If the proposal is approved, the Company will have the authority to file a Certificate of Amendment to the Articles with the Office of the Secretary of State of the State of Texas and the Certificate of Amendment will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Texas, which filing is expected to occur promptly after the special meeting approving this proposal.
We have provided the NYSE with a copy of the text of this proposal and have been advised by the NYSE that the proposal to approve the Articles amendment is a “routine” proposal. Therefore, if your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your nominee may vote your shares on the proposal to approve the Articles amendment in its discretion. If your shares are held in “street name,” you should consult your broker, bank or other nominee regarding whether and how your shares will be voted on the proposal to approve the Articles amendment if you do not instruct the nominee how to vote your shares on the proposal.
The Whole Foods Market board of directors unanimously recommends that the shareholders of Whole Foods Market vote “FOR” the proposal to amend the Articles to set the number of authorized shares of Whole Foods Market common stock at 600 million.

VOTE ON ADJOURNMENT (PROPOSAL 4)
The Company’s shareholders are being asked to approve a proposal that will give the Whole Foods Market board of directors authority to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve the merger agreement or the Articles amendment, if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or the Articles amendment or in the absence of a quorum. If this adjournment proposal is approved, the special meeting could be adjourned by the Whole Foods Market board of directors to any date. In addition, the Whole Foods Market board of directors could postpone the special meeting before it commences. Pursuant to the merger agreement, Whole Foods Market is not permitted to postpone or adjourn the Whole Foods Market shareholders’ meeting, except to the extent advised by counsel to be necessary to comply with law, and except that Whole Foods Market may adjourn, recess or postpone, and at the request of Amazon.com, it will adjourn, recess or postpone, the Whole Foods Market shareholders’ meeting for a reasonable period to solicit additional proxies, if Whole Foods Market or Amazon.com, respectively, reasonably believes there will be insufficient shares of Whole Foods Market common stock represented to constitute a quorum necessary to conduct the business of the Whole Foods Market shareholders’ meeting or to obtain the requisite company vote. Any other postponement or adjournment would require the consent of the Company and Amazon.com. However, unless agreed in writing by Whole Foods Market and Amazon.com, any adjournments, recesses or postponements will be for periods of no more than ten business days each. Whole Foods Market may also adjourn, recess or postpone the Whole Foods Market shareholders’ meeting to the extent necessary to ensure that any required supplement or amendment to this proxy statement is provided to Whole Foods Market shareholders for the amount of time required by law in advance of the Whole Foods Market shareholders’ meeting. If the special meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies will be able to revoke them at any time before their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you sign and return a proxy and you indicate that you wish to vote in favor of the proposal to approve the merger agreement but do not indicate a choice on the adjournment proposal, your shares of common stock will be voted in favor of the adjournment proposal.
The Company does not anticipate calling a vote on this proposal if Proposal 1 is approved by the requisite number of shares of Whole Foods Market common stock at the special meeting.
The vote on the adjournment proposal is a vote separate and apart from the vote on the proposal to approve the merger agreement. Accordingly, you may vote to approve the proposal to approve the merger agreement and vote not to approve the adjournment proposal and vice versa.
Approval of the adjournment proposal requires the affirmative vote of holders of a majority of the votes cast with respect to this proposal.
The Whole Foods Market board of directors unanimously recommends that the shareholders of the Company vote “FOR” the adjournment proposal, if a vote on the adjournment proposal is called.

MARKET PRICE OF THE COMPANY’S COMMON STOCK
Whole Foods Market’s common stock is traded on the NASDAQ under the symbol “WFM.”
The following table sets forth during the periods indicated the high and low sales prices of common stock as reported on the NASDAQ, and the cash dividends declared per share for the periods indicated:
	Market Price		Dividend Declared
	High	Low
Fiscal 2015
First Quarter	$52.40	$36.24	$0.13
Second Quarter	$57.57	$50.70	$0.13
Third Quarter	$52.16	$39.10	$0.13
Fourth Quarter	$41.97	$30.18	$0.13
Fiscal 2016
First Quarter	$34.84	$28.61	$0.135
Second Quarter	$34.61	$27.94	$0.135
Third Quarter	$35.43	$28.06	$0.135
Fourth Quarter	$34.67	$27.67	$0.135
Fiscal 2017
First Quarter	$32.80	$27.86	$0.14
Second Quarter	$31.58	$28.38	$0.14
Third Quarter	$43.84	$31.02	$0.18
Fourth Quarter (Through July 20, 2017)	$42.28	$41.73	—
The closing sale price of our common stock on June 15, 2017, which was the last trading day prior to the announcement of the proposed acquisition by Amazon.com of Whole Foods Market, was $33.06 per share. On July 20, 2017, the most recent practicable date before the filing of this proxy statement, the closing price for our common stock was $41.76 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents the beneficial ownership of our voting securities for (1) each person beneficially owning more than 5% of the outstanding shares of any class of our voting securities, (2) each director of the Company, (3) our named executive officers and (4) all of our current directors and executive officers as a group based on the number of shares of Whole Foods common stock outstanding as of July 19, 2017. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder possesses sole voting and investment power with respect to its, his or her shares. In the case of our directors and executive officers, the number of shares beneficially owned are as of July 19, 2017. In the case of shareholders owning more than 5% of our shares, the number of shares beneficially owned are as of the latest Form 13D, 13D/A, 13G or 13G/A filed with the Securities and Exchange Commission as of July 19, 2017.
	Common Stock
	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group(1)	29,780,195	9.3%
BlackRock, Inc.(2)	24,826,158	7.8%
Jason Buechel(3)	99,245	*
Mary Ellen Coe	1,200	*
Glenda Flanagan(4)	382,831	*
Ken Hicks	0	*
A.C. Gallo(5)	235,145	*
Hass Hassan(6)	63,271	*
Stephanie Kugelman(7)	51,877	*
David Lannon(8)	151,462	*
John Mackey(9)	979,975	*
Keith Manbeck	0	*
Joseph Mansueto	6,600	*
Sharon McCollam	0	*
Scott F. Powers	0	*
Walter Robb(10)	400,731	*
Jonathan Seiffer(11)	202,204	*
Ron Shaich	0	*
Gabrielle Sulzberger(12)	82,628	*
Including indirect beneficial ownership, all directors and officers as a group(13)	3,132,711	1.0%

*
Indicates ownership of less than 1% of the outstanding shares of the Company’s common stock. Each of our executive officers and directors may be contacted at 550 Bowie Street, Austin, Texas 78703.

(1)
Based upon the report on Form 13G/A, filed with the Securities and Exchange Commission on February 11, 2016. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Form 13G/A reported sole voting power over 498,564 shares, shared voting power over 61,320 shares, sole dispositive power over 29,225,358 shares and shared dispositive power over 554,837 shares.

(2)
Based upon the report on Form 13G/A, filed with the Securities and Exchange Commission on January 26, 2017. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. The Form 13G/A reported sole voting power over 21,829,346 shares, shared voting power over no shares, sole dispositive power over 24,826,158 shares and shared dispositive power over no shares.

(3)
Includes 94,850 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days.

(4)
Includes 146,429 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days. Includes 20,000 shares beneficially owned by a family limited partnership for which Ms. Flanagan disclaims beneficial ownership.

(5)
Includes 182,429 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days.

(6)
Includes 30,127 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days.

(7)
Includes 30,127 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days.

(8)
Includes 139,298 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days.

(9)
Includes 0 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days. Includes 100,000 shares beneficially owned by Mr. Mackey’s spouse for which Mr. Mackey disclaims beneficial ownership.

(10)
Includes 253,757 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days. Includes an aggregate of 14,921 shares of Common Stock subject to pledge, all of which Mr. Robb pledged prior to the adoption of our current policy on hedging and pledging Company stock in accordance with the terms and conditions of a brokerage firm’s customary margin account requirements.

(11)
Includes 21,127 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days, which amount includes 4,500 exercisable stock options held by Mr. Seiffer for the benefit of Leonard Green & Partners, L.P. (“LGP LP”). LGP LP separately holds a total of 2,280 shares of stock and 18,000 exercisable stock options in respect of Mr. Seiffer’s service on our Board. These shares of stock and stock options held by LGP LP might be considered beneficially owned by Mr. Seiffer and are included in the table.

(12)
Includes 30,127 shares of common stock issuable upon exercise of outstanding stock options and any shares of which this individual has the right to acquire beneficial ownership within 60 days.

(13)
Amount shown includes 1,225,018 shares of common stock issuable upon exercise of outstanding stock options and any shares of which the individuals have the right to acquire beneficial ownership within 60 days.

DISSENTERS’ RIGHTS OF WHOLE FOODS MARKET SHAREHOLDERS
General.   If you hold one or more shares of common stock, you are entitled to dissenters’ rights under Texas law and have the right to dissent from the merger and have the appraised fair value of your shares of common stock paid to you in cash. The ultimate amount any dissenting shareholders receive in an appraisal proceeding may be less than, equal to or more than the amount they would have received under the merger agreement. If you are contemplating exercising your right to dissent, we urge you to read carefully the provisions of Chapter 10, Subchapter H of the TBOC, which are attached to this proxy statement as Annex C, and consult with your legal counsel before electing or attempting to exercise these rights. The following summary describes the steps you must take if you want to exercise your right to dissent. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Chapter 10, Subchapter H of the TBOC. You should read this summary and the full text of the law carefully.
How to Exercise and Perfect Your Right to Dissent.   To be eligible to exercise your right to dissent to the merger:
•
prior to the special meeting, you must deliver to the Company written notice of your objection to the merger that (1) states that you will exercise your right to dissent if the proposal to approve the merger agreement is approved and the merger is completed and (2) provides an address to which the Company may send a notice to you if the merger is completed;

•
you must vote your shares of common stock “against” the approval of the proposal to approve the merger agreement, either by proxy or in person, at the special meeting;

•
you must provide to the Company, not later than the 20th day after the Company sends you notice that the merger was completed, your written demand for payment that states (1) the number of shares of common stock you own, (2) your estimate of the fair value of such stock and (3) an address to which a notice relating to the dissent and appraisal procedures may be sent to you;

•
you must submit to the Company, not later than the 20th day after you deliver to the Company your written demand for payment described in the preceding bullet point, (1) if your shares are certificated, your certificates representing the shares, or (2) if your shares are uncertificated, signed assignments of the ownership interests in the shares; and

•
you must continuously hold your shares of common stock from the record date through the completion of the merger.

If you intend to dissent from the merger, you must send written notice (by mail, hand-delivery, courier or electronic transmission), addressed to the Company’s President and Secretary, to:
Whole Foods Market, Inc.
550 Bowie Street
Austin, Texas 78703
Attention: Corporate Secretary
Email: shareholder.communications@wholefoods.com
If you fail to vote your shares of common stock at the special meeting against the proposal to approve the merger agreement, or otherwise fail to comply with any of these conditions and the merger is completed, you will lose your right to dissent from the merger and will instead receive the per share merger consideration. If you comply with the items set forth in the first two bullet points above and the merger is completed, the Company will send you a written notice advising you that the merger has been completed. The Company must deliver this notice to you within 10 days after the merger is completed. A proxy card which is signed and does not contain voting instructions will, unless revoked, be voted “FOR” the proposal to approve the merger agreement, will constitute a waiver of your dissenters’ rights, and will nullify any previous written demand for appraisal.
Your Demand for Payment and Delivery of Share Certificates.   If you wish to dissent from the merger and receive the fair value of your shares of common stock in cash, you must, within 20 days after the date the notice of completion of the merger was delivered or mailed to you by the Company, send a written demand to the Company for payment of the fair value of your shares of common stock that complies with the applicable statutory requirements. The fair value of your shares of common stock will be the value of the shares on the day immediately preceding the date of completion of the merger, excluding any appreciation or depreciation in anticipation of the merger. Additionally, within 20 days after the date on which your written demand for payment of the fair value of your shares is delivered to the Company, you must submit to the Company any certificates representing your shares for purposes of making a notation on such certificates that a demand for payment of fair value for your shares has been made under Chapter 10, Subchapter H of the TBOC. All such certificates must be submitted to the Company at the address below. Your written demand and any notices to the Company must be sent (by mail, hand-delivery, courier or electronic transmission), addressed to the Company’s President and Secretary, to:
Whole Foods Market, Inc.
550 Bowie Street
Austin, Texas 78703
Attention: Corporate Secretary
Email: shareholder.communications@wholefoods.com
Your written demand must state how many shares of common stock you own and your estimate of the fair value of your shares of common stock. If you fail to send your written demand to the Company within 20 days after the date the notice of completion of the merger was delivered or mailed to you by the Company, you will be bound by the merger and you will not be entitled to receive a cash payment representing the fair value of your shares of common stock. Instead, you will receive the per share merger consideration. The failure to submit your share certificates will have the effect, at the option of the Company, of terminating your rights of dissent and appraisal unless a court, for good cause shown, directs otherwise.
Actions of the Company Upon Receipt of Your Demand for Payment.   Within 20 days after the Company receives your demand for payment and your estimate of the fair value of your shares of common stock, the Company must send you written notice stating whether or not it accepts your estimate of the fair value of your shares.
If the Company’s written notice accepts your estimate, the Company will pay the amount of your estimate of fair value within 90 days after the merger is completed. The Company will make this payment to you only if you have surrendered the share certificates, duly endorsed for transfer to the Company, or the signed assignments of ownership in non-certificated shares, as applicable, representing your shares of common stock.
If the Company’s written notice does not accept your estimate, the notice will provide the Company’s estimate of the fair value of your shares and an offer to pay that amount to you within 120 days after the merger is completed. To accept the Company’s offer, you must provide notice of your acceptance to the Company within 90 days after the merger is completed, and your failure to do so within that 90-day period will constitute rejection by you of the Company’s offer.
Payment of the Fair Value of Your Shares of Common Stock Upon Agreement of an Estimate.   If you and the Company reach an agreement on the fair value of your shares of common stock within 90 days after the merger is completed, the Company must pay you the agreed amount within 120 days after the merger is completed, if you have surrendered to the Company the duly endorsed share certificates or the signed assignments of ownership in non-certificated shares, as applicable, representing your shares of common stock.
Commencement of Legal Proceedings if a Demand for Payment Remains Unsettled.   If you and the Company have not reached an agreement as to the fair value of your shares of common stock within 90 days after the merger is completed, you or the Company may, within 60 days after the expiration of that 90-day period, commence proceedings in Travis County, Texas, asking the court to determine the fair value of your shares of common stock. The Company has no obligation to file such a petition in the event there are dissenting shareholders and the Company and such dissenting shareholders are unable to reach an agreement as to the fair value of the shares. If court proceedings are initiated, the court will determine if you have complied with the dissent provisions of the TBOC and if you have become entitled to a valuation of and payment for your shares of common stock. The court will appoint one or more qualified persons to act as appraisers to determine the fair value of your shares. The appraisers will determine the fair value of your shares and will report this value to the court. The court will consider the report, and both you and the Company may address the court about the report. The court will determine the fair value of your shares and direct the Company to pay that amount, plus interest, which will begin to accrue 91 days after the merger is completed. If any shareholder files a petition with the court requesting a finding and determination of the fair value of its shares, then within 10 days of receipt of service of such petition by the Company, the Company must file with the court a list containing the names and addresses of all shareholders who have demanded payment for fair value of their shares and with whom agreements as to the fair value of their shares have not been reached by the Company.
Rights as a Shareholder.   If you have made a written demand on the Company for payment of the fair value of your shares of common stock, you will not thereafter be entitled to vote or exercise any other rights as a shareholder except the right to receive payment for your shares as described herein and the right to maintain an appropriate action to obtain relief on the ground that the merger would be or was fraudulent. In the absence of fraud in the merger, your right under the dissent provisions described herein is the exclusive remedy for the recovery of the value of your shares or money damages with respect to the merger.
Withdrawal of Demand.   If you have made a written demand on the Company for payment of the fair value of your common stock, you may unilaterally withdraw such demand at any time before payment for your shares has been made or before a petition has been filed with a court for determination of the fair value of your shares. However, if either payment of the fair value of your common stock has been made by the Company or a petition has been filed with a court for determination of the fair value of your shares, you may not withdraw your demand on the Company for payment of fair value without the Company’s consent. If you withdraw your demand, your rights to dissent are terminated, or you are otherwise unsuccessful in asserting your dissenters’ rights, you will be bound by the terms of the merger and your status as a shareholder will be restored without prejudice to any corporate proceedings, dividends or distributions which may have occurred during the interim.

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS
In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more shareholders who share an address, unless the Company has received contrary instructions from one or more of the shareholders. Each shareholder will receive a separate proxy card. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement should be directed to the Company at Whole Foods Market, Inc., 550 Bowie Street, Austin, Texas 78703, Attention: Investor Relations Dept. or by calling (512) 542-0204. In addition, shareholders who share a single address, but receive multiple copies of the proxy statement, may request that in the future they receive a single copy by contacting the Company at the address and phone number set forth in the prior sentence.

SUBMISSION OF SHAREHOLDER PROPOSALS
If the merger is completed, we will not hold an annual meeting of shareholders in our 2018 fiscal year. If the merger is not completed, you will continue to be entitled to attend and participate in our annual meetings of shareholders, and we will hold a 2018 annual meeting of shareholders, in which case we will provide notice of or otherwise publicly disclose the date on which such 2018 annual meeting will be held. If the 2018 annual meeting is held, shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for our 2018 annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act and our Bylaws, as described below.
Pursuant to Rule 14a-8, any proposal that a shareholder of the Company wishes to have considered in connection with the 2018 annual meeting of shareholders must be submitted to the Corporate Secretary at our principal executive offices no later than September 6, 2017, and in accordance with related provisions of the Company’s current Bylaws.
Shareholder proposals submitted for consideration at the 2018 annual meeting of shareholders but not submitted for inclusion in our proxy statement for the 2018 annual meeting pursuant to Rule 14a-8, including shareholder nominations for candidates for election as directors, generally must be delivered to the Corporate Secretary at our principal executive offices not later than 120 days prior to the anniversary of the date on which we mailed our proxy materials for our 2017 annual meeting of shareholders. Accordingly, any notice given by a shareholder pursuant to the provisions of our Bylaws (other than notice pursuant to Rule 14a-8 or proxy access nominations, which are discussed below) must be received no later than September 6, 2017. However, if the date of the 2018 annual meeting is not within 30 days of February 17, 2018, notice by the shareholder of a proposal must be received not later than the close of business on the tenth day following the day on which public announcement of the date of the 2018 annual meeting is made.
Our Bylaws provide a proxy access right to permit a shareholder, or a group of up to 20 shareholders, owning continuously for at least three years shares of our stock representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, to nominate and include in our proxy materials director nominees constituting up to 20% of the Whole Foods Market board of directors, provided that the shareholder(s) and the nominee(s) satisfy the requirements in our Bylaws. Under our Bylaws, compliant notice of proxy access director nominations for the 2018 annual meeting must be submitted to the Corporate Secretary at our principal executive offices no earlier than August 7, 2017 and no later than September 6, 2017 in order to be timely. However, if the date of the 2018 annual meeting is not within 30 days of February 17, 2018, compliant notice of proxy access director nominations for the 2018 annual meeting must be received not later than the close of business on the tenth day following the day on which public announcement of the date of the 2018 annual meeting is made.
Our Bylaws (and, with respect to Rule 14a-8 proposals, Rule 14a-8) set forth the calculation of applicable deadlines (and certain other requirements) by which compliant notice of shareholder proposals and director nominations must be submitted in order to be timely. The summaries set forth above are qualified by our Bylaws and Rule 14a-8.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:
Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549
Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference room. You may also obtain copies of this information by mail from the Public Reference Section of the SEC at its address above, at prescribed rates. The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.
The Company will make available a copy of its public reports, without charge, on its website at www.Whole Foods Market.com/investors/ as soon as reasonably practicable after the Company files the reports electronically with the SEC. In addition, you may obtain a copy of the reports, without charge, by contacting the Company at Whole Foods Market, Inc., 550 Bowie Street, Austin, Texas 78703, Attention: Investor Relations Dept., or by calling (512) 542-0204. Each request must set forth a good faith representation that, as of the close of business on record date, the person making the request was a beneficial owner of Company common stock entitled to vote at the special meeting. In order to ensure timely delivery of the documents before the special meeting, any request should be made promptly to the Company.
The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference into this proxy statement. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement, and before the date of the special meeting:
•
Whole Foods Market’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016;

•
Whole Foods Market’s Definitive Proxy Statement for the 2017 Annual Meeting; and

•
Whole Foods Market’s Current Reports on Form 8-K, in each case to the extent filed and not furnished with the SEC on February 8, 2017, February 17, 2017, March 13, 2017, May 10, 2017, May 16, 2017, June 8, 2017, June 16, 2017 and July 5, 2017.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR ANY OTHER PERSON. THIS PROXY STATEMENT IS DATED JULY 21, 2017. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT AND WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A
AGREEMENT AND PLAN OF MERGER
by and among
AMAZON.COM, INC.,
WALNUT MERGER SUB, INC.
and
WHOLE FOODS MARKET, INC.
Dated as of June 15, 2017

A-i

A-ii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of June 15, 2017, is by and among Amazon.com, Inc., a Delaware corporation (“Parent”), Walnut Merger Sub, Inc., a Texas corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”), and Whole Foods Market, Inc., a Texas corporation (the “Company,” with the Company and Merger Sub sometimes being hereinafter collectively referred to as the “Constituent Corporations”).
RECITALS
WHEREAS, the parties intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to and in accordance with the provisions of the Texas Business Organizations Code (the “TBOC”);
WHEREAS, the board of directors of Parent has unanimously approved and declared advisable this Agreement and the transactions contemplated hereby;
WHEREAS, the board of directors of Merger Sub has unanimously approved this Agreement in accordance with the TBOC and unanimously recommended that this Agreement be approved by the sole shareholder of Merger Sub;
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously approved this Agreement in accordance with the TBOC and unanimously recommended that this Agreement be approved by the holders of shares of common stock, no par value, of the Company (the “Shares”); and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Merger.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:
Article I
The Merger; Closing; Effective Time
1.1.   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company in accordance with the provisions of the TBOC and the separate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”) and, following the Merger, shall be a wholly-owned Subsidiary of Parent, and the separate existence of the Company, with all of its rights, title and interests to all real estate and other property owned by Merger Sub and the Company, subject to any existing liens or other encumbrances on the property, shall continue unaffected by the Merger, except as set forth in this Agreement. The Merger shall have the effects specified in this Agreement and in the TBOC.
1.2.   Closing.   Unless otherwise mutually agreed in writing between the Company and Parent, the closing of the Merger (the “Closing”) shall take place at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, at 9:00 a.m. (New York time) on the third Business Day (the “Closing Date”) following the day on which the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement. For purposes of this Agreement, the term “Business Day” means any day ending at 11:59 p.m. (New York time) (other than a Saturday or Sunday) on which the Department of State of the State of Texas and banks in the County of New York, New York and in Travis County, Texas are open for general business.
1.3.   Effective Time.   As soon as practicable following, and on the date of, the Closing, the Company and Parent will cause the Merger to be consummated by filing all necessary documentation, including a Certificate of Merger (the “Certificate of Merger”), with the Secretary of State of the State of Texas as provided in the relevant provisions of the TBOC. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with and accepted by the Secretary of State of the State of Texas or at such later time as may be agreed by the parties in writing and specified in the Certificate of Merger (the “Effective Time”).
Article II
Articles of Incorporation and Bylaws
of the Surviving Corporation
2.1.   Articles of Incorporation of the Surviving Corporation.   At the Effective Time, the articles of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in their entirety as of the Effective Time to be in the form set forth in Exhibit A to this Agreement, and as so amended shall be the articles of incorporation of the Surviving Corporation (the “Charter”) until thereafter amended as provided therein or as provided by applicable Law.
2.2.   Bylaws of the Surviving Corporation.   The parties hereto shall take all actions necessary so that the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”) until thereafter amended as provided therein or as provided by applicable Law.
Article III
Directors and Officers of the Surviving Corporation
3.1.   Directors of the Surviving Corporation.   The parties hereto shall take all actions necessary so that the directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the TBOC, the Charter and the Bylaws.
3.2.   Officers of the Surviving Corporation.   The parties hereto shall take all actions necessary so that the officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the TBOC, the Charter and the Bylaws.
Article IV
Effect of the Merger on Capital Stock;
Exchange of Share Certificates
4.1.   Effect on Capital Stock.   At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of the Company:
(a)
Merger Consideration.   Each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned by Parent, Merger Sub or any other direct or indirect wholly-owned Subsidiary of Parent and Shares owned by the Company or any direct or indirect wholly-owned Subsidiary of the Company, and in each case not held on behalf of third parties, (ii) Shares that are owned by shareholders of the Company who have complied with the applicable provisions of Chapter 10, Subchapter H of the TBOC prior to the Effective Time (the Shares referred to in clause (ii), “Dissenting Shares,” and the Shares referred to in clauses (i) and (ii), “Excluded Shares”) and (iii) the Company Restricted Share Awards (which shall be converted pursuant to Section 4.3(b))) shall be converted into the right to receive $42.00 per Share in cash, without interest (the “Merger Consideration”). At the Effective Time, all of the Shares converted into the right to receive the Merger Consideration pursuant to this Section 4.1(a) shall cease to be outstanding, shall be cancelled and shall cease to exist as of the Effective Time, and each certificate formerly representing any of the Shares (other than Excluded Shares) (each, a “Share Certificate”) and each book-entry account formerly representing any non-certificated Shares

(other than Excluded Shares) (each, a “Book-Entry Share”) shall thereafter represent only the right to receive the Merger Consideration, without interest.
(b)
Cancellation of Dissenting Shares.   Each Dissenting Share shall, as a result of the Merger and without any action on the part of the holder of such Dissenting Share, cease to be outstanding, be cancelled without payment of any consideration therefor and shall cease to exist, subject to any rights the holder thereof may have pursuant to Section 4.2(g) and the TBOC.

(c)
Merger Sub.   Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation.

4.2.   Exchange of Share Certificates and Book Entry Shares.
(a)
Appointment of Paying Agent.   Prior to the Effective Time, Parent and Merger Sub shall appoint a bank or trust company reasonably acceptable to the Company to serve as the paying agent (the “Paying Agent”) and shall enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to this Agreement.

(b)
Deposit of Merger Consideration.   At or prior to the Effective Time, Parent or Merger Sub shall deposit, or cause to be deposited, with the Paying Agent, cash in U.S. Dollars sufficient to pay the aggregate Merger Consideration (other than in respect of Excluded Shares) under Section 4.1(a) (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Pending its disbursement in accordance with this Section 4.2, the Payment Fund shall be invested by the Paying Agent, if so directed by Parent or Merger Sub. Any such investment, if made, must be made in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of Shares to receive the Merger Consideration as provided herein. Payments to holders in respect of Company Options, Company Restricted Share Awards, Company RSU Awards and Company SARs shall be paid through the Company’s or the Surviving Corporation’s applicable payroll procedures following the Effective Time at such time as such awards are payable.

(c)
Procedures for Surrender.

(i)
Promptly after the Effective Time (and in any event within three Business Days thereafter), the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of Shares (other than Excluded Shares) (A) a notice advising such holders of the effectiveness of the Merger, (B) a letter of transmittal specifying that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or transfer of the Book-Entry Shares to the Paying Agent (including customary provisions with respect to delivery of an “agent’s message” with respect to Book-Entry Shares), such materials to be in such form and have such other provisions as Parent desires with approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed) (the “Letter of Transmittal”), and (C) instructions for effecting the surrender of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or the Book-Entry Shares to the Paying Agent in exchange for payment of the aggregate Merger Consideration to which such holders are entitled pursuant to the terms of this Agreement.

(ii)
Upon surrender to the Paying Agent of Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or Book-Entry Shares, together with, in the case of Share Certificates, the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, or, in the case of Book-Entry Shares held through The Depositary Trust Company, receipt of an “agent’s message” by the Paying Agent, and such other documents as may be reasonably required, the holder of such Share Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and the Paying Agent shall be required to deliver to each such holder, a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) of cash that such holder has the right to receive pursuant to Section 4.1(a).

(iii)
No interest will be paid or accrued on any amount payable upon surrender of any Shares.

(iv)
In the event of a transfer of ownership of certificated Shares (other than Excluded Shares) that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the Share Certificates may be issued to such transferee if the Share Certificates formerly representing such Shares are presented to the Paying Agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable, in each case, in form and substance reasonably satisfactory to the Paying Agent. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered in the stock transfer books of the Company.

(d)
Transfers.   From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time.

(e)
Termination of Payment Fund.   Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of Share Certificates and Book-Entry Shares by the one year anniversary of the Effective Time shall be delivered to the Surviving Corporation. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or transfer of the Book-Entry Shares, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, such Merger Consideration shall become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto. For the purposes of this Agreement, the term “Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.

(f)
Lost, Stolen or Destroyed Share Certificates.   In the event any Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Share Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond sufficient to indemnify Parent and the Surviving Corporation against any claim that may be made against Parent or the Surviving Corporation with respect to such Share Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Share Certificate a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) equal to the number of Shares (other than Excluded Shares) represented by such lost, stolen or destroyed Share Certificate multiplied by the Merger Consideration.

(g)
Dissenting Shares.   Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the Merger Consideration and holders of such Dissenting Shares shall be entitled to receive payments in accordance with the provisions of Chapter 10, Subchapter H of the TBOC, unless and until such Person fails to comply with the provisions of Chapter 10, Subchapter H of the TBOC or effectively withdraws or otherwise loses such Person’s rights to receive payment under Chapter 10, Subchapter H of the TBOC. If any such Person fails to comply with the provisions of Chapter 10, Subchapter H of the TBOC or effectively withdraws or loses such right, such Dissenting Shares shall thereupon be treated as if they had been converted at the Effective Time into the right to receive the Merger Consideration. The Company shall give Parent notice of any written demands for appraisal of Shares promptly after receipt by the Company, and shall give Parent the opportunity to devise and implement strategy for, and participate in, all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, schedule any meeting or make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.

(h)
Withholding Rights.   Each of Parent, the Company, Merger Sub, the Surviving Corporation and the Paying Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable federal, state, local or foreign Tax Law. To the extent that amounts are so withheld and timely remitted by Parent, the Company, Merger Sub, the Surviving Corporation or the Paying Agent, as applicable, to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

4.3.   Treatment of Stock-Based Awards; ESPP.
(a)
Treatment of Company Options.   At the Effective Time, each outstanding option to purchase Shares (a “Company Option”) granted under the Stock Plan, whether vested or unvested, shall, automatically and without any action on the part of the holder thereof, fully vest and shall be cancelled and converted into the right to receive (without interest), as soon as reasonably practicable following the Effective Time, an amount in cash equal to the product of  (i) the number of Shares subject to the Company Option immediately prior to the Effective Time multiplied by (ii) the excess, if any, of  (A) the Merger Consideration over (B) the exercise price per Share of such Company Option. Any Company Option that has an exercise price per Share that is greater than or equal to the Merger Consideration shall be cancelled at the Effective Time for no consideration or payment.

(b)
Treatment of Company Restricted Share Awards.   At the Effective Time, each outstanding restricted stock award (a “Company Restricted Share Award”) granted under the Stock Plan, shall, automatically and without any required action on the part of the holder thereof, fully vest and shall be cancelled and converted into the right to receive (without interest), as soon as reasonably practicable following the Effective Time, an amount in cash equal to (i) the number of Shares subject to such Company Restricted Share Award multiplied by (ii) the Merger Consideration.

(c)
Treatment of Company Restricted Stock Unit Awards.   At the Effective Time, each outstanding restricted stock unit award (a “Company RSU Award”) granted under the Stock Plan, shall, automatically and without any required action on the part of the holder thereof, fully vest and shall be cancelled and converted into the right to receive (without interest), as soon as reasonably practicable following the Effective Time, an amount in cash equal to (i) the number of Shares subject to such Company RSU Award multiplied by (ii) the Merger Consideration; provided, that, with respect to any Company RSU Awards that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the Stock Plan and applicable award agreement that will not trigger a Tax or penalty under Section 409A of the Code.
(d)
Treatment of Company Stock Appreciation Rights.   At the Effective Time, each outstanding cash-settled stock appreciation right in respect of Shares (a “Company SAR”), whether vested or unvested, shall, automatically and without any action on the part of the holder thereof, fully vest and shall be cancelled and converted into the right to receive (without interest), as soon as reasonably practicable following the Effective Time, an amount in cash equal to the product of (i) the number of Shares subject to the Company SAR immediately prior to the Effective Time multiplied by (ii) the excess, if any, of  (A) the Merger Consideration over (B) the exercise price per Share of such Company SAR. Any Company SAR that has an exercise price per Share that is greater than or equal to the Merger Consideration shall be cancelled at the Effective Time for no consideration or payment.

(e)
Employee Stock Purchase Plan.   As soon as reasonably practicable following the date of this Agreement and in any event prior to the Effective Time, the Company shall take all actions (including obtaining any necessary determinations and/or resolutions of the Company Board or a duly authorized committee thereof and, if appropriate, amending the terms of the Company’s 2007 Team Member Stock Purchase Plan (the “ESPP”)) that may be necessary or required under the ESPP and applicable Laws to ensure that (A) except for the three-month offering period under the ESPP that commenced on April 1, 2017 (the “Final Offering”), no offering period shall be authorized or commenced on or after the date of this Agreement, (B) the Final Offering shall end on a date no later than the Business Day immediately preceding the Closing Date (the later of the date the Final Offering ends and the Business Day immediately preceding the Closing Date, the “ESPP Termination Date”), (C) each ESPP participant’s accumulated contributions under the ESPP shall be used to purchase Shares in accordance with the ESPP as of the end of the Final Offering, with any remaining contributions returned to the participant (without interest) as soon as administratively practicable thereafter, (D) the applicable purchase price for Shares shall not be decreased below the levels set forth in the ESPP as of the date of this Agreement and (E) the ESPP shall terminate in its entirety upon the ESPP Termination Date and no further rights shall be granted or exercised under the ESPP thereafter other than in accordance with the preceding clause (C).

(f)
Corporate Actions.   At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions that are necessary to (i) effectuate the treatment of the Company Options, Company Restricted Share Awards, Company RSU Awards, Company SARs and the ESPP pursuant to Sections 4.3(a) through Section 4.3(e) and (ii) cause the Stock Plan to terminate at or prior to the Effective Time, subject to Parent’s obligations under this Section 4.3. The Company shall take all actions necessary to ensure that, from and after the Effective Time, neither Parent nor the Surviving Corporation will be required to deliver Shares or other capital stock of the Company to any Person pursuant to or in settlement of Company Options, Company Restricted Share Awards, Company RSU Awards or Company SARs. The Surviving Corporation shall, subject to Section 4.2(h), pay through its payroll systems the amounts due pursuant to Section 4.3(a), Section 4.3(b), Section 4.3(c) and Section 4.3(d).

(g)
Future Grants of Equity Awards.   Notwithstanding anything in Section 4.3(a), Section 4.3(b), and Section 4.3(c) to the contrary, but subject to Section 6.1, to the extent the terms of any Company Option, Company Restricted Share Award or Company RSU Award granted on or after the date of this Agreement and not in violation of this Agreement expressly provide for treatment in connection with the occurrence of the Effective Time that is different from the treatment prescribed by Section 4.3(a), Section 4.3(b) and Section 4.3(c), the terms of such Company Option, Company Restricted Share Award or Company RSU Award shall control (and Section 4.3(a), Section 4.3(b) and Section 4.3(c) shall not apply).

4.4.   Adjustments to Prevent Dilution.   Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement to the earlier of the Effective Time and termination of this Agreement in accordance with Article VIII, the number of Shares or securities convertible or exchangeable into or exercisable for Shares shall have been changed into a different number of Shares or securities, or a different class, by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization or other similar transaction, the Merger Consideration shall be equitably adjusted to provide the holders of Shares, Company Options, Company Restricted Share Awards, Company RSU Awards and Company SARs the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 4.4 shall be construed to permit the Company or any Subsidiary of the Company to take any action otherwise prohibited by the terms of this Agreement.
Article V
Representations and Warranties
5.1.   Representations and Warranties of the Company.   Except as set forth in the Company Reports filed by the Company with the SEC since September 26, 2016 and publicly available prior to the date of this Agreement (excluding, in each case, any disclosures set forth in any risk factor or “forward-looking statements” section to the extent they are cautionary, predictive or forward-looking in nature) or in the disclosure schedule delivered to Parent and Merger Sub by the Company immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection to the extent (and only to the extent) that the relevance of such item is reasonably apparent on the face of such disclosure), the Company hereby represents and warrants to Parent and Merger Sub that:
(a)
Organization, Good Standing and Qualification.   The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Texas and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. The Company is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or prevent or materially delay the ability of the Company to consummate the Merger by the Outside Date. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or a similar concept) under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority, would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or prevent or materially delay the ability of the Company to consummate the Merger by the Outside Date. The Company has made available to Parent prior to the date of this Agreement true, correct and complete copies of the Company’s and its material Subsidiaries’ articles of incorporation and bylaws or comparable governing documents, each as amended to the date of this Agreement, and each as so disclosed is in full force and effect.

As used in this Agreement: (i) the term “Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries and (ii) the term “Material Adverse Effect” means any change, effect, event, occurrence or development that is materially adverse to the financial condition, business or results of operations of the Company and its Subsidiaries, taken as a whole; provided, that no change, effect, event, occurrence or development to the extent resulting from the following shall constitute or be taken into account in determining whether there is a Material Adverse Effect:

(A)
changes in the economy or financial, debt, credit or securities markets or capital market conditions generally, including changes in interest or exchange rates, in the United States, United Kingdom or Canada;

(B)
changes generally affecting the grocery industry (including the prepared foods business) in the United States, United Kingdom or Canada;

(C)
changes or proposed changes in United States generally accepted accounting principles (“U.S. GAAP”) or other accounting standards or interpretations thereof or in any Law, or interpretations thereof;

(D)
changes in any political conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing;

(E)
acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics, floods or other natural disasters);

(F)
a decline in the price or trading volume of the Shares on the NASDAQ Global Select Market (“NASDAQ”) or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries or any change in the ratings or ratings outlook for the Company or any of its Subsidiaries; provided, that the exception in this clause (F) shall not prevent or otherwise affect a determination that any change, effect, event, occurrence or development underlying such decline, if not otherwise excluded hereby, has resulted in a Material Adverse Effect;

(G)
any failure by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial, accounting or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided, that the exception in this clause (G) shall not prevent or otherwise affect a determination that any change, effect, occurrence or development underlying such failure, if not otherwise excluded hereby, has resulted in a Material Adverse Effect;

(H)
the effect of seasonal changes on the results of operations, business or financial condition of the Company;

(I)
the announcement or existence of this Agreement or the Merger, including the impact thereof on relationships with employees, customers, suppliers and distributors or other Persons to the extent resulting from such announcement or existence; provided, that the exception in this clause (I) shall not apply to references to “Material Adverse Effect” in the representations and warranties set forth in Section 5.1(d) (Governmental Filings, No Violations);

(J)
the commencement or pendency of any litigation alleging breach of fiduciary duty or similar claim or violation of Law relating to this Agreement or the Merger or the transactions contemplated thereby; and

(K)
the failure on the part of the Company or any of its Subsidiaries to take any action as a result of the restrictions set forth in Section 6.1(b) if the Company in good faith requested in writing that Parent consent to such action and Parent unreasonably withheld its consent to such requested action after the Company informed Parent in writing that it believed Parent’s withholding of its consent to be unreasonable;

provided, further, that, the exceptions in clauses (A) through (E) and (H) will not apply to the extent such change, effect, event, occurrence or development has a disproportionate adverse effect on the Company and its Subsidiaries compared to other companies operating in the grocery industry (including the prepared foods business).

(b)
Capital Structure.

(i)
The authorized capital stock of the Company consists of 1,200,000,000 Shares and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Shares”). As of the close of business on June 12, 2017, 319,685,753 Shares were outstanding (including 91,733 Shares underlying outstanding Company Restricted Share Awards) and no Preferred Shares were outstanding. All of the outstanding Shares have been duly authorized and are validly issued, fully paid and nonassessable. Other than Shares reserved for issuance under the Company’s 2009 Stock Incentive Plan (the “Stock Plan“) and the ESPP, the Company has no Shares or Preferred Shares reserved for issuance. As of the close of business on June 12, 2017, 28,176,386 Shares were underlying outstanding Company Options and Company RSU Awards granted under the Stock Plan and 53,500 Shares were underlying outstanding Company SARs. All of the outstanding shares of capital stock or other voting securities of each of the Company’s Subsidiaries are owned by the Company or by a direct or indirect wholly-owned Subsidiary of the Company, free and clear of any Lien, other than transfer restrictions imposed by any applicable Law. Except as set forth in the fourth sentence of this Section 5.1(b)(i) and except for securities issued after the date of this Agreement in compliance with Section 6.1(b), there are no other outstanding shares of capital stock of, or other equity or voting interests in, the Company, and there are no preemptive or similar rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, securities, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell to any Person any shares of capital stock or other securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person (other than the Company or one or more of its wholly-owned Subsidiaries) a right to subscribe for or acquire, any securities of the Company or any of its Subsidiaries. Since the close of business on June 12, 2017 through the date hereof, (x) no Shares have been issued, except pursuant to the exercise of Company Options or settlement of Company RSU Awards, in each case, outstanding on or prior to the close of business on June 12, 2017, and (y) no grants of Company Restricted Share Awards have been made, in each case, in accordance with the terms of the Stock Plan. The Company does not have outstanding any bonds, debentures, notes or other obligations, the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter. Neither the Company nor any of its Subsidiaries is a party to any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding with a third party relating to any voting or equity interests in the Company or any of its Subsidiaries or any other agreement with a third party relating to the disposition, voting or dividends with respect to any voting or equity interests in the Company or any of its Subsidiaries.

(ii)
Section 5.1(b)(ii) of the Company Disclosure Schedule contains a correct and complete list, as of the close of business on June 12, 2017, of all outstanding (x) Company Options, Company Restricted Share Awards and Company RSU Awards granted under the Stock Plan and (y) Company SARs by holder, including the date of grant, term, number of Shares and exercise price, in each case, where applicable. Since June 12, 2017 and through the date of this Agreement, no Company Options, Company Restricted Share Awards, Company RSU Awards or Company SARs have been granted or awarded.

(iii)
Section 5.1(b)(iii) of the Company Disclosure Schedule sets forth (A) each of the Company’s Subsidiaries and the ownership interest of the Company in each such Subsidiary, together with the jurisdiction of incorporation or formation of each such Subsidiary, as well as the ownership interest of any other Person or Persons in each such Subsidiary and (B) the Company’s or its Subsidiaries’ capital stock, equity interest or other direct or indirect ownership interest in any other Person, together with the jurisdiction of incorporation or formation of each such Person. As of the date of this Agreement, the Company does not own, directly or indirectly, any voting interest in any Person that requires an additional filing by Parent under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act” and any applicable antitrust, competition or merger control Laws promulgated by any Governmental Authority (and, together with the HSR Act, “Antitrust Laws”) in connection with the transactions contemplated by this Agreement.
(c)
Corporate Authority; Approval and Fairness.

(i)
The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement, subject only to approval of this Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at a shareholders’ meeting duly called and held for such purpose (the “Requisite Company Vote”). This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

(ii)
The Company Board has (A) unanimously approved this Agreement and resolved to recommend that this Agreement be approved by the holders of Shares (the “Company Recommendation”), (B) directed that this Agreement be submitted to the holders of Shares for their approval and (C) received the opinion of its outside financial advisor, Evercore Group L.L.C., to the effect that based on and subject to the assumptions, procedures, factors, qualifications and limitations set forth therein, the Merger Consideration to be received by the holders of Shares pursuant to this Agreement is fair, from a financial point of view, as of the date of such opinion. For the purposes of this Agreement, “Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person.

(d)
Governmental Filings; No Violations.

(i)
The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any (A) federal, state, local, municipal, foreign or other government; (B) governmental, quasi-governmental, supranational or regulatory authority (including any governmental division, department, agency, commission, instrumentality, organization, unit or body and any court or other tribunal); or (C) self-regulatory organization (including NASDAQ) (each, a “Governmental Authority”) other than (1) the filing of the Certificate of Merger with the Texas Secretary of State, (2) compliance with any applicable requirements of the HSR Act, (3) compliance with any applicable requirements of the Canadian Competition Act, as amended (the “Competition Act”), (4) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (5) compliance with any applicable rules of NASDAQ, and (6) where failure to obtain such authorization or take any such action would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or prevent or materially delay the ability of the Company to consummate the Merger by the Outside Date.

(ii)
The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) conflict with or result in any violation or breach of any provision of the articles of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in a violation or breach of any applicable Law or (C) assuming compliance with the matters referred to in Section 5.1(d)(i), require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, modification, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under (1) any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation (other than any purchase orders, invoices or similar instruments) (each, a “Contract”) binding upon the Company or any of its Subsidiaries or to which any of their respective properties, rights or other assets are subject or (2) any Company Permit governing the operation of the business of the Company or any of its Subsidiaries, except in the case of clauses (B) and (C) above, any such violation, breach, conflict, default, right, termination, modification, acceleration, cancellation, loss or Lien that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or prevent or materially delay the ability of the Company to consummate the Merger by the Outside Date.
(e)
Company Reports; Financial Statements; Internal Controls.

(i)
The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) since September 27, 2015 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished to the SEC since the Applicable Date and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished (and, if amended, as of the date of such amendment) complied or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (and, if amended, as of the date of such amendment, and in the case of the Proxy Statement, at the date of mailing to shareholders of the Company and at the time of the Company Shareholders Meeting), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(ii)
The Company is in compliance in all material respects with the applicable listing and other requirements of NASDAQ.

(iii)
The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules of the SEC. The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP. The Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (A) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, and each such deficiency, weakness or fraud so disclosed, if any, has been disclosed to Parent in writing prior to the date of this Agreement. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.
(iv)
The consolidated financial statements included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly present, or, in the case of consolidated financial statements included in or incorporated by reference into Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and their consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in conformity with U.S. GAAP (except, in the case of the unaudited statements, to the extent permitted by the SEC) applied on a consistent basis during the periods involved, except as may be noted therein or in the notes thereto.

(f)
Absence of Certain Changes.   From and after September 26, 2016 (i) through the date of this Agreement, the Company and its Subsidiaries have, except in connection with this Agreement and the transactions contemplated hereby, conducted their businesses in all material respects in the ordinary course of business and there has not been any action taken by the Company or its Subsidiaries that would have required the consent of Parent pursuant to Sections 6.1(b)(ii)(x) or (y), 6.1(b)(vi), 6.1(b)(viii), 6.1(b)(xi), 6.1(b)(xv) (excluding clause (A) thereof) and 6.1(b)(xvi) (solely as it relates to Sections 6.1(b)(ii)(x) or (y), 6.1(b)(vi), 6.1(b)(viii), 6.1(b)(xi) and 6.1(b)(xv) (excluding clause (A) thereof) if such action had been taken after the date of this Agreement; and (ii) there has not been any change, effect, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(g)
Litigation and Liabilities.

(i)
As of the date of this Agreement, there are no pending or, to the Knowledge of the Company, threatened, civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or proceedings (each, an “Action”) before any Governmental Authority to which the Company or any of its Subsidiaries is a party or any Action by any Governmental Authority against or involving the Company or its Subsidiaries, in each case that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or prevent or materially delay the ability of the Company to consummate the Merger by the Outside Date. None of the Company or any of its Subsidiaries is subject to any outstanding judgment, order, writ, injunction, decree or award of any Governmental Authority, except for those that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or prevent or materially delay the ability of the Company to consummate the Merger by the Outside Date.

(ii)
There are no obligations or liabilities of the Company or any of its Subsidiaries (whether accrued, contingent or otherwise) that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, other than:

(A)
obligations or liabilities to the extent disclosed, reflected or reserved against in the consolidated balance sheet of the Company for the quarterly period ended April 9, 2017 (or any notes thereto);

(B)
obligations or liabilities arising in connection with the transactions contemplated by this Agreement;

(C)
obligations or liabilities incurred in the ordinary course of business since April 9, 2017;

(D)
obligations or liabilities arising from Contracts entered into in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract or violation of Law); or

(E)
obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

As used in this Agreement, the term “Knowledge” means, when used with respect to the Company, the actual knowledge of the persons listed on Section 5.1(g)(ii) of the Company Disclosure Schedule.
(h)
Employee Benefits.

(i)
Section 5.1(h)(i) of the Company Disclosure Schedule sets forth an accurate and complete list, as of the date of this Agreement, of all material Benefit Plans (other than Benefit Plans maintained outside of the United States primarily for the benefit of Employees working outside of the United States (the “Non-U.S. Benefit Plans”)). For purposes of this Agreement, “Benefit Plans” means all benefit and compensation plans, contracts, policies or arrangements covering current or former employees of the Company and its Subsidiaries (the “Employees”) and current or former directors of the Company or pursuant to which the Company or its Subsidiaries may have any liability, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Stock Plan, and all other employment, consulting (to the extent related to a natural person), retirement, termination or change in control agreements, supplemental retirement, profit sharing, deferred compensation, severance, stock option, stock purchase, stock appreciation rights, stock-based incentive, bonus, insurance, medical, welfare, fringe or other plans, contracts, policies or arrangements providing for benefits or remuneration of any kind, whether or not written and whether or not material. True and complete copies of all material Benefit Plans listed on Section 5.1(h)(i) of the Company Disclosure Schedule and all material amendments thereto have been provided or made available to Parent prior to the date of this Agreement.

(ii)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all Benefit Plans, other than “multiemployer plans” within the meaning of Section 3(37) of ERISA (each, a “Multiemployer Plan”) and Non-U.S. Benefit Plans (collectively, “U.S. Benefit Plans”), are, and have been operated, in substantial compliance with ERISA, the Code and other applicable Laws. Each U.S. Benefit Plan that is subject to ERISA (an “ERISA Plan”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA intended to be qualified under Section 401(a) of the Code, has received a favorable determination or opinion letter from the Internal Revenue Service (the “IRS”) or has applied to the IRS for such favorable determination or opinion letter within the applicable remedial amendment period under Section 401(b) of the Code, and, to the Knowledge of the Company, there are no circumstances likely to result in the loss of the qualification of such plan under Section 401(a) of the Code.

(iii)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has (A) engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date of this Agreement, would reasonably be expected to subject the Company or any Subsidiary to a Tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA, or (B) incurred or reasonably expects to incur a Tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA or any liability under Section 4071 of ERISA.

(iv)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) all contributions or other amounts payable by the Company or any Subsidiary with respect to each U.S. Benefit Plan in respect of current or prior plan years have been paid or accrued in accordance with U.S. GAAP on the Company Reports, and (B) there are no pending or, to the Knowledge of the Company, threatened claims (other than routine claims for benefits) or proceedings by a Governmental Authority by, on behalf of or against any U.S. Benefit Plan or any trust related thereto.

(v)
Neither the Company nor any ERISA Affiliate has in the last six years (A) maintained, sponsored, contributed to or been required to contribute to a plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA, or (B) participated in or contributed to, or been obligated to contribute to any Multiemployer Plan. No Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). For purposes of this Agreement, “ERISA Affiliate” means any entity which is considered one employer with the Company under Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

(vi)
Neither the Company nor any of its Subsidiaries has any obligations for retiree or post-employment health and life benefits under any ERISA Plan or collective bargaining agreement, other than coverage mandated by applicable Law or continued health and life benefits coverage following a termination of employment for a period not to exceed 18 months.

(vii)
Neither the execution of this Agreement, shareholder or other approval of this Agreement nor the consummation of the transactions contemplated hereby would, whether alone or in combination with another event, except as required by Law, (A) entitle any employee, director or officer of the Company or any of its Subsidiaries to severance pay or any increase in severance pay upon any termination of employment after the date of this Agreement, (B) accelerate the time of payment or vesting or result in any material payment or funding (through a grantor trust or otherwise) of compensation or benefits under, materially increase the amount payable to any employee, director or officer under or result in any other material obligation pursuant to, any of the Benefit Plans, (C) limit or restrict the right of the Company or, after the consummation of the transactions contemplated hereby, Parent and its Subsidiaries to merge, amend or terminate any of the Benefit Plans or (D) result in payments under any of the Benefit Plans that would not be deductible under Section 280G of the Code.

(viii)
Neither the Company nor any Subsidiary has any obligation to provide, and no Benefit Plan or other agreement provides any individual with the right to, a gross-up, indemnification, reimbursement or other payment for any excise or additional Taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

(ix)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) all Non-U.S. Benefit Plans comply in all respects with applicable Law, (B) all liabilities of the Company and its Subsidiaries with respect to any such Non-U.S. Benefit Plan are funded to the extent required by applicable Law or the plan terms or have been accrued to the extent required by U.S. GAAP or other applicable accounting rules, and (C) there is no pending or, to the Knowledge of the Company, threatened litigation relating to Non-U.S. Benefit Plans.

(x)
Except as is not, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, each Company Option, Company Restricted Share Award and Company RSU Award (A) was granted in compliance with all applicable Laws and all of the terms and conditions of the Stock Plan, (B) in the case of Company Options, has an exercise price per Share equal to or greater than the fair market value of a Share on the date of such grant, and (C) qualifies for the Tax and accounting treatment afforded to such Company Option, Company Restricted Share Award or Company RSU Award, as applicable, in the Company’s Tax Returns and the Company Reports, respectively.

(i)
Compliance with Laws; Company Permits.

(i)
Compliance with Laws.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) since September 28, 2014, the businesses of each of the Company and its Subsidiaries have been, and are being, conducted in compliance with all applicable federal, state, local, territorial, provincial, municipal, regional, foreign or supranational laws, statutes, codes, treaties and ordinances, common law, and any rules, regulations, standards, judgments, orders, writs, injunctions, decrees, arbitration awards and agency requirements of any Governmental Authority (collectively, “Laws”), (B) no investigation or review by any Governmental Authority with respect to the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened and (C) as of the date of this Agreement, the Company has not received any written notice or written communication from any Governmental Authority of any noncompliance with any Laws that has not been cured as of the date of this Agreement.
(ii)
Permits.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) the Company and its Subsidiaries hold all permits, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders (including all product certifications) issued or granted by any Governmental Authority or other Person responsible for issuing such permit, certification, approval, registration, consent, authorization, franchise, variance, exemption or order (the “Company Permits”) necessary for the Company and its Subsidiaries to own, lease and operate their properties or other assets and to conduct their businesses in the manner in which they conduct them, (B) all such Company Permits are valid and in full force and effect, (C) the Company and its Subsidiaries are in compliance with such Company Permits and (D) there is not pending or, to the Company’s Knowledge, threatened any administrative or judicial proceeding that would reasonably be expected to result in any suspension, adverse modification, revocation or cancellation of any of the Company Permits.

(j)
Material Contracts.

(i)
Except for any Benefit Plan or as set forth in Section 5.1(j)(i) of the Company Disclosure Schedule, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is party to or bound by any Contract (a Contract described by clauses (A) through (M) of this Section 5.1(j)(i), including Contracts and all amendments and modifications thereto filed as exhibits to the Company Reports, being hereinafter referred to as a “Material Contract”):

(A)
that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);

(B)
that contains any non-compete or exclusivity provision that materially restricts the ability of the Company or any of its Subsidiaries to compete with respect to any material line of business or material geographic area (or would so restrict, on its face, following the consummation of the Merger, the Surviving Corporation or any of its Subsidiaries);

(C)
that provides for the Company or any of its Affiliates to obtain a service, product, product line, operations or line of business from any Person (including any of the Significant Suppliers) that involved annual payments or consideration in 2016 (or which is expected to involve annual payments or consideration in 2017) in excess of $40,000,000, or that contains any minimum purchase commitments in excess of $40,000,000 annually;

(D)
that contains covenants expressly limiting in any material respect the ability of the Company or any of its Subsidiaries to sell, transfer, pledge or otherwise dispose of any material assets (including any restrictions on the transfer of any Intellectual Property Rights) or business of the Company or any of its Subsidiaries;

(E)
that contains any standstill or with respect to any material assets of the Company or its Subsidiaries, taken as a whole, “most favored nation” or most favored customer provision or rights of first or last offer, negotiation or refusal, in each case, to which the Company or any of its Affiliates is subject;

(F)
that provides for or relates to a material partnership, joint venture, collaboration or similar material arrangement (in each case, other than with respect to wholly-owned Subsidiaries of the Company);

(G)
that is an indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other agreement providing for or guaranteeing indebtedness of any Person in excess of  $40,000,000 (other than surety or performance bonds, letters of credit or similar agreements entered into in the ordinary course of business consistent with past practice in each case to the extent not drawn upon), except for any Contract solely among or between the Company and any of its Subsidiaries;

(H)
that includes an indemnification, guarantee, “earnout” or other contingent, deferred or fixed payment obligation of the Company or any of its Subsidiaries that is material to the Company or any of its Subsidiaries, taken as a whole;

(I)
that is a Material Real Property Lease;

(J)
(1) pursuant to which a third party has granted to the Company or any of its Subsidiaries a license, covenant not to sue, or other right to any Intellectual Property Rights that are material to the conduct of business of the Company or any of its Subsidiaries, other than any non-exclusive license for off-the-shelf software that is generally available on a commercial basis; or (2) pursuant to which the Company or any of its Subsidiaries has granted a third party a license, covenant not to sue, or other right to any material Owned Intellectual Property;

(K)
with a Governmental Authority other than Company Permits, settlement agreements described in the Company Reports filed prior to the date of this Agreement if any, and sales or supply agreements entered into in the ordinary course of business;

(L)
that contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets that have a fair market value or purchase price of more than $15,000,000 (other than the Stock Plan or agreements entered pursuant thereto); or

(M)
that is not covered by clauses (A) through (L) and involved in 2016 or is expected to involve in 2017 the payment by or to the Company or any of its Subsidiaries of more than $40,000,000 in the aggregate.

(ii)
The Company has made available to Parent prior to the date of this Agreement, accurate and complete copies of all written Material Contracts required to be identified in Section 5.1(j)(i) of the Company Disclosure Schedule, including all amendments thereto, as in effect as of the date of this Agreement. Section 5.1(j)(ii) of the Company Disclosure Schedule provides an accurate description of the material terms of each Material Contract required to be identified in Section 5.1(j)(i) of the Company Disclosure Schedule that is not in written form.

(iii)
Except for expirations of Material Contracts in the ordinary course of business and except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is a valid and binding agreement of the Company or any of its Subsidiaries party thereto, enforceable against the Company or any of its Subsidiaries in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, subject to rules of Law governing specific performance, injunctive relief and other equitable remedies. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries, and, to the Knowledge of the Company, no other party thereto, is (or, with or without notice or lapse of time would

be) in default or breach in any material respect under the terms of any such Material Contract and, to the Knowledge of the Company, no event has occurred that (with or without notice or lapse of time) will, or would reasonably be expected to (A) constitute such a violation or breach, (B) give any Person the right to accelerate the maturity or performance of any Material Contract or (C) give any Person the right to cancel, terminate or modify in a manner adverse to the Company any Material Contract.
(iv)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since September 27, 2015 through the date of this Agreement, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any notice of any violation or breach of, default under or intention to cancel, terminate, adversely modify or not renew, any Material Contract.

(v)
The matters set forth on Section 5.1(j)(v) of the Company Disclosure Schedule are accurate.

(vi)
Except for the Material Contracts, to the Knowledge of the Company as of the date of this Agreement, neither the Company nor any of its Subsidiaries is party to or bound by any Contract (A) that contains any non-compete or exclusivity provisions to which the Company or any of its Affiliates is subject with respect to any material line of business or material geographic area with respect to the Company or any of its Affiliates or which restricts (or would restrict, on its face, following the consummation of the Merger, the Surviving Corporation or any of its Affiliates) the conduct of any line of business by the Company or any of its Subsidiaries or any geographic area in which the Company or any of its Subsidiaries conducts business, or (B) that contains any standstill, “most favored nation” or most favored customer provision, or with respect to any material assets of the Company or its Subsidiaries, or rights of first or last offer, negotiation or refusal, in each case, to which the Company or any of its Affiliates is subject (a Contract described by clauses (A) and (B) of this Section 5.1(j)(vi), a “Specified Contract”).

(k)
Suppliers.   Section 5.1(k) of the Company Disclosure Schedule sets forth accurate and complete lists, with respect to the fiscal years ended September 25, 2016, September 27, 2015 and September 28, 2014, of the 15 largest suppliers for the Company or any of its Subsidiaries during each such period, based on amounts paid or payable to such supplier in each such period (each, a “Significant Supplier”). Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, as of the date of this Agreement, none of the Company or any of its Subsidiaries (i) has any outstanding dispute with any Significant Supplier or (ii) has, since September 25, 2016, received any written notice from any Significant Supplier that such supplier shall not continue, or does not expect to continue, as a supplier of the Company or any of its Subsidiaries, as applicable, or that such supplier intends to materially reduce the scale of the business conducted with the Company or any of its Subsidiaries.

(l)
Real Property.

(i)
Leased Real Property.   Set forth on Section 5.1(l)(i) of the Company Disclosure Schedule is an accurate and complete list of all Material Real Property Leases relating to the Leased Real Property. Each of the Material Real Property Leases relating to the Leased Real Property is valid, binding and enforceable in accordance with its terms and is in full force and effect. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company or its applicable Subsidiary has a valid leasehold interest in such Leased Real Property relating to the Real Property Leases, free and clear of all Liens, except Permitted Liens. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) there exists no default or event of default (or any event that with notice or lapse of time or both would become a default) on the part of the Company or any of its Subsidiaries (as applicable), or, to the Knowledge of the Company, any other party, under any Real Property Lease; (B) the Company or its applicable Subsidiary has not

(1) subleased, licensed, or otherwise granted any Person the right to use or occupy any Leased Real Property or any portion thereof or (2) collaterally assigned or granted any other security interests in any Real Property Lease or any interest therein; and (C) there are no Liens on the estate or interests created by any such Real Property Lease, except Permitted Liens.
(ii)
Owned Real Property.   Set forth on Section 5.1(l)(ii) of the Company Disclosure Schedule is an accurate and complete list of all land, buildings and improvements and other real property owned by the Company or any of its Subsidiaries (the “Owned Real Property”). Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company or its applicable Subsidiary has good and valid title to all the Owned Real Property, free and clear of all Liens, except Permitted Liens. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) the Company or its applicable Subsidiary has not leased or otherwise granted to any person the right to use or occupy such Owned Real Property or any portion thereof; and (B) other than the right of Parent pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Real Property, any portion thereof or any interest therein.

(iii)
For purposes of this Agreement:

(A)
“Leased Real Property” shall mean the leasehold or subleasehold interests and any other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interests in real property held by the Company or any of its Subsidiaries under the Real Property Leases.

(B)
“Lien” shall mean any mortgage, lien, covenant not to sue, pledge, security interest, deed of trust, right of first refusal, easement, or similar encumbrance in respect of any property or asset, including any restriction on the voting of any security, restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset.

(C)
“Permitted Liens” shall mean: (1) liens or deposits for current Taxes that are not yet due or delinquent or are being contested in good faith by appropriate proceedings or for which adequate reserves have been established in accordance with U.S. GAAP prior to the date of this Agreement; (2) statutory liens or landlords’, carriers’, warehousemen’s, mechanics’, suppliers’, workmen’s, materialmen’s or repairmen’s liens or other like Liens arising or incurred in the ordinary course of business; (3) with respect to the Real Property, zoning restrictions, minor title defects or irregularities and other restrictions that do not, individually or in the aggregate, materially impair the use, occupancy or value of such Real Property; (4) as to any Leased Real Property, any Lien affecting solely the interest of the landlord thereunder and not the interest of the tenant thereunder, which does not materially impair the use, occupancy or value of such Leased Real Property; (5) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws or similar legislation, or good-faith deposits in connection with bids, tenders, contracts (other than for the payment of indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure or appeal bonds to which such entity is a party, in each case incurred or made in the ordinary course of business; (6) non-exclusive licenses of Intellectual Property Rights granted in the ordinary course of business; and (7) Liens to the extent disclosed or reflected on the consolidated balance sheet of the Company for the quarterly period ended April 9, 2017 (or any notes thereto).

(D)
“Real Property” shall mean the Leased Real Property and the Owned Real Property.

(E)
“Real Property Leases” shall mean the leases, subleases, ground leases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, under which the Company or any of its Subsidiaries uses or occupies or has the right to use of occupy any real property.

(F)
“Material Real Property Leases” shall mean each Real Property Lease (i) for a distribution center, (ii) for the top 25 stores based on 2016 net revenue or (iii) requiring an annual payment in excess of  $2,500,000.

(iv)
Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any applicable Subsidiary has received written notice of or has an expropriation or condemnation proceeding pending or, to the Company’s Knowledge, threatened or proposed against any Real Property.

(v)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has not received any written notice that its present or contemplated use of the Real Property is not in conformity with all applicable Laws, rules, regulations and ordinances, including all applicable zoning Laws, ordinances and regulations and with all registered deeds, restrictions of record or other agreements affecting such Real Property. No damage or destruction has occurred with respect to any of the Real Property that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(vi)
The Company has made available to Parent prior to the date of this Agreement all Material Real Property Leases containing any “radius restriction” clauses or similar business or use restriction, including on the type of products that can be sold at the applicable Leased Real Property.

(m)
Takeover Statutes.   Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 5.2(g), no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company’s articles of incorporation or bylaws is applicable to the Company, Parent, Merger Sub, the Shares, this Agreement, the Merger or the other transactions contemplated by this Agreement. There is no shareholder rights plan or “poison pill” antitakeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound. Prior to the date of this Agreement, the Company Board has taken all action necessary, assuming the accuracy of the representation and warranties in Section 5.2(g), to ensure neither Parent nor Merger Sub will be an “affiliated shareholder” or prohibited from entering into consummating a “business combination” with the Company under Section 21.606 of the TBOC as a result of the execution of this Agreement or the consummation of the Merger of the other transaction contemplated by this Agreement.

(n)
Environmental Matters.   Each of the Company and its Subsidiaries is and has been in compliance with all applicable Environmental Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) no real property currently or formerly owned or operated by the Company or any of its Subsidiaries has been contaminated with any Hazardous Substances under circumstances that would reasonably be expected to require remediation or other action pursuant to any Environmental Law; (ii) neither the Company nor any of its Subsidiaries is subject to liability relating to any off-site disposal or contamination involving Hazardous Substances affecting any non-owned properties or natural resources; (iii) neither the Company nor any of its Subsidiaries has received any written claims, notices or demand letters alleging any liability relating to any Environmental Law; and (iv) neither the Company nor any

Subsidiary is subject to any order, decree, injunction or other binding agreement with any Governmental Authority or any indemnity or other contractual agreement with any third party providing for or requiring it to assume or incur any liability or obligations under any Environmental Law.
As used in this Agreement, (i) the term “Environmental Law” means any Law relating to the protection of the environment or human health and safety as it relates to any Hazardous Substance and (ii) the term “Hazardous Substance” means any material that is listed, regulated, classified or defined under any Environmental Law due to a potential for harm or contamination including any petroleum compounds, asbestos, lead, mold, or polychlorinated biphenyls.
(o)
Taxes.

(i)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(A)
The Company and each of its Subsidiaries (1) have duly and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns are true, correct and complete and (2) have paid all Taxes that are required to be paid or that the Company or any of its Subsidiaries are obligated to withhold from amounts owing to any employee, creditor or other third party, except, in each case, for Taxes that are being contested in good faith in appropriate proceedings or for which adequate reserves have been established in accordance with U.S. GAAP in the financial statements included in the Company Reports filed prior to the date of this Agreement.

(B)
As of the date of this Agreement, neither the Company nor any of its Subsidiaries has executed any waiver of any statute of limitations with respect to any Tax Return or extension of time with respect to a Tax assessment or deficiency, in each case, that is currently effective, and there has been no request by a Governmental Authority to execute such a waiver or extension.

(C)
There are no Tax Liens upon any property or assets of the Company or any of its Subsidiaries except Permitted Liens. No deficiency for any amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved. As of the date of this Agreement, there are not pending or threatened in writing any audits, suits, claims, examinations, investigations, proceedings or other administrative or judicial proceedings in respect of Taxes or Tax matters. Within the past six years, no written claim has been received by the Company or any of its Subsidiaries from a Governmental Authority in a jurisdiction in which neither the Company nor any of its Subsidiaries files income or franchise Tax Returns that the Company or any of its Subsidiaries are or may be subject to income or franchise taxation by, or required to file any income or franchise Tax Return in, that jurisdiction.

(D)
Neither the Company nor any of its Subsidiaries is or will be required to include any material amount in taxable income for any Tax period ending after the Closing Date or in any Tax Return not yet filed as a result of any (1) change in a method of accounting pursuant to Section 481 of the Code (or any analogous provision under state or foreign Tax Laws) made prior to the date of this Agreement, (2) installment sale made prior to the date of this Agreement, or (3) election under Section 108(i) of the Code made prior to the date of this Agreement, in each case, other than to the extent reflected or reserved against in the Company Reports filed prior to the date of this Agreement.

(E)
Neither the Company nor any of its Subsidiaries (1) has any liability for Taxes of any other Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or foreign Tax Law; (2) has transferee or successor liability for the unpaid Taxes of any other

Persons (other than the Company or any of its Subsidiaries) by operation of applicable Law; or (3) is a party to any Tax sharing agreement other than any (i) agreement or arrangement solely among the Company and its Affiliates, or (ii) gross-up and indemnification provisions in credit agreements, derivatives, leases, supply agreements or other commercial agreements, each of which was entered into in the ordinary course of business and the primary purposes of which is unrelated to Taxes. In the last two years, neither the Company nor any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” in a transaction intended to qualify under Section 355 of the Code. There are no closing agreements, gain recognition agreements, private letter rulings, technical advance memoranda or similar agreements or rulings that have been entered into or issued by any Tax authority with respect to the Company or any of its Subsidiaries that will be binding on the Company or any of its Subsidiaries with respect to any taxable period beginning on or after the Closing Date.
(ii)
Within the past six years, neither the Company nor any of its Subsidiaries has been a member of an affiliated group (within the meaning of Section 1504(a) of the Code) filing a United States consolidated federal income Tax Return (other than an affiliated group the common parent of which is or was the Company or any of its Subsidiaries).

(iii)
Within the past six years, neither the Company nor any of its Subsidiaries has “participated” in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

Notwithstanding any other provisions of this Agreement to the contrary, the representations and warranties made in this clause (o) and in clause (h) are the sole and exclusive representations and warranties of the Company and its Subsidiaries with respect to Taxes. As used in this Agreement, (A) the term “Tax” (including, with correlative meaning, the term “Taxes”) includes all federal, state, local and foreign income, windfall or other profits, franchise, gross receipts, environmental, customs duty, capital stock, severances, stamp, transfer, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, escheat, unclaimed property, occupancy and other taxes, duties or assessments of any nature whatsoever imposed by a Governmental Authority, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, and (B) the term “Tax Return” includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.
(p)
Labor Matters.

(i)
As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other agreement with a labor union, works council or similar organization, and, to the Company’s Knowledge, there are no material activities or proceedings by any individual or group of individuals, including representatives of any labor organizations or labor unions, to organize any employees of the Company or any of its Subsidiaries. To the Knowledge of the Company, as of the date of this Agreement, no work stoppage or labor strike against the Company or any of its Subsidiaries by employees is pending or threatened, except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(ii)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are in compliance with all applicable Laws respecting labor, employment, fair employment practices (including equal employment opportunity Laws), terms and conditions of employment, workers’ compensation, occupational safety and health, and wages and hours.

(iii)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, (A) none of the

Company or any of its Subsidiaries is subject to, is a party to, or has been threatened in writing with any action, proceeding, dispute, grievance, arbitration, investigation before any Governmental Authority, charge or lawsuit relating to labor or employment matters involving any current or former employees of the Company or any of its Subsidiaries, including matters involving labor, employment, fair employment practices (including equal employment opportunity Laws), terms and conditions of employment, occupational safety and health, affirmative action, employee privacy, plant closings, and wages and hours and (B) as of the date of this Agreement, none of the Company or any of its Subsidiaries has received written notice of any controversy pending or threatened between the Company or any of its Subsidiaries and any of their respective current or former employees or consultants, which controversy has or would reasonably be likely to result in an action, proceeding, dispute, grievance, arbitration, investigation before any Governmental Authority, charge or lawsuit. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no pending or, to the Knowledge of the Company, threatened Action that has been asserted or instituted against the Company or any of its Subsidiaries by any Governmental Authority or any individual relating to the legal status or classification of an individual classified by the Company or any of its Subsidiaries as a non-employee (such as an independent contractor, a leased employee, a consultant or special consultant).
(q)
Intellectual Property.

(i)
Section 5.1(q)(i) of the Company Disclosure Schedule sets forth an accurate and complete list of all material Registered Intellectual Property and material unregistered Trademarks, indicating for each Registered item the record owner (or for unregistered Trademarks, the legal owner), registration or application number, registration or application date and the applicable filing jurisdiction (or in the case of an Internet domain name, the applicable domain name registrar).

(ii)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(A)
the Company and its Subsidiaries, each as applicable, own, free and clear of all Liens, or have valid and sufficient rights to use, all Intellectual Property Rights used in or reasonably necessary for the operation of the businesses of the Company or any of its Subsidiaries as currently conducted;

(B)
the Owned Intellectual Property is subsisting, and to the Knowledge of the Company, the issued or granted Registered Intellectual Property is valid and enforceable;

(C)
the conduct of the businesses of the Company and its Subsidiaries as currently conducted has not, since September 28, 2014, infringed, misappropriated or otherwise violated, and does not currently infringe, misappropriate or otherwise violate the Intellectual Property Rights of any Person; and

(D)
since September 28, 2014, to the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated or currently infringes, misappropriates or otherwise violates any Owned Intellectual Property.

(iii)
Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have taken commercially reasonable steps to preserve the validity of its Trademarks that are in regular use by, or otherwise material to the businesses of, the Company or any of its Subsidiaries, including actively policing such Trademarks against unauthorized use and exercising adequate quality control measures to ensure such Trademarks would not be deemed abandoned or otherwise invalidated.

(iv)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) all Trademarks included in the Owned

Intellectual Property that are in regular use by, or otherwise material to the businesses of, the Company or any of its Subsidiaries have been in regular use by the Company or one of its Subsidiaries since they were first used by the Company or any of its Subsidiaries, and (B) to the Knowledge of the Company, there are no Trademarks of any other Person that conflict with such Trademarks.
(v)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the IT Assets (A) operate and perform in all material respects the functions reasonably required by each of the Company and its Subsidiaries in connection with the conduct of their businesses as currently conducted, (B) since September 28, 2014, have not materially malfunctioned or failed and (C) are free from material defects, except for any material defects that are being addressed or remediated in the ordinary course of business. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, no Person has gained unauthorized access to the IT Assets.

(vi)
Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries have complied in all material respects with all applicable Laws (including the Payment Card Industry Data Security Standard published by the Payment Card Industry Security Standards Council) and all applicable contractual obligations relating to the collection, storage, use, transfer and any other processing of any Personal Information collected or used by the Company or any of its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries has taken commercially reasonable steps to protect all such Personal Information against loss and unauthorized access, use or disclosure and, to the Knowledge of the Company, there has been no unauthorized access to or misuse of such Personal Information.

(vii)
For purposes of this Agreement, the following terms have the following meanings:

“Intellectual Property Rights” means any or all of the following in the world: (a) patents (including design patents) and utility models of any kind, patent applications, including provisional applications, statutory invention registrations, inventions, discoveries and invention disclosures (whether or not patented), and all related continuations, continuations-in-part, divisions, reissues, re-examinations, substitutions, and extensions thereof, (b) rights in trademarks, service marks, trade names, corporate names, service names, symbols, logos, trade dress, packaging design, slogans, Internet domain names, uniform resource locators, and other similar identifiers of origin, in each case whether or not registered, and any and all common law and any applicable moral rights thereto, and registrations and applications for registration thereof and any goodwill associated therewith (collectively, “Trademarks”), (c) published and unpublished works of authorship whether or not copyrightable, whether or not registered or sought to be registered, copyrights in and to the foregoing, together with all common law rights therein, and any applications and registrations therefor and (d) trade secrets, know-how and other information of a confidential nature, (e) mask work rights and (f) other similar intellectual property rights and/or proprietary rights.
“IT Assets” means computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment, and all associated documentation, in each case, used by the Company or any of its Subsidiaries.
“Owned Intellectual Property” means all Intellectual Property Rights owned by the Company or any of its Subsidiaries.
“Personal Information” means any information that alone or in combination with other information collected or used by the Company or any of its Subsidiaries can be used to specifically identify a Person. Personal Information includes credit card numbers, bank account numbers and other payment information, any individual’s name, address or phone number, usernames and passwords, social security numbers (or similar identification numbers), dates of birth and email addresses.
“Registered” means issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority or Internet domain name registrar.
“Registered Intellectual Property” means all Owned Intellectual Property that is Registered.
(r)
Insurance.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all fire and casualty, general liability, business interruption, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies (“Insurance Policies”) maintained by the Company or any of its Subsidiaries are with reputable insurance carriers and provide coverage in such amounts and against such risks as the Company reasonably believes to be customary or in good faith adequate for companies of a comparable size in the industries in which it and its Subsidiaries operate. Each Insurance Policy maintained by or on behalf of the Company as of the date of this Agreement is in full force and effect and all premiums due with respect to all Insurance Policies have been paid, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that (including with respect to the transactions contemplated by this Agreement), with notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Insurance Policies, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(s)
Certain Business Practices.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company, its Subsidiaries and, to the Knowledge of the Company, their respective directors, officers, employees, consultants and agents in each case acting on behalf of the Company have complied at all times since September 28, 2014, and are in compliance, with (A) the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. § 78dd1, et seq.) (“FCPA”), and (B) the provisions of all anti-bribery, anti-corruption and anti-money laundering Laws of each jurisdiction in which the Company and its Subsidiaries operate and in which any agent thereof is conducting or has conducted business involving the Company or any of its Subsidiaries. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries and/or, to the Knowledge of the Company, any of the Company’s and its Subsidiaries’ respective directors, officers, employees, consultants and agents in each case acting on behalf of the Company have paid, offered or promised to pay, or authorized or ratified the payment, directly or indirectly, of any monies or anything of value to any national, provincial, municipal or other Government Official or any political party or candidate for political office for the purpose of influencing any act or decision of such official or of any Governmental Authority to obtain or retain business, or direct business to any person or to secure any other improper benefit or advantage in each case in violation in any material respect of the FCPA and any Laws described in clause (B) of the immediately preceding sentence. As used in this Agreement, the term “Government Official” means any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, and includes any official or employee of any entity directly or indirectly owned or controlled by any Governmental Authority, and any officer or employee of a public international organization, as well as any Person acting in an official capacity for or on behalf of any such Governmental Authority, or for or on behalf of any such public international organization. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries (x) have instituted policies and procedures reasonably designed to ensure compliance with the FCPA and other anti-bribery, anti-corruption and anti-money laundering Laws in each jurisdiction in which the Company or any of its Subsidiaries operate and (y) have not revoked such policies and procedures.

(t)
Quality and Safety of Products.

(i)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has, since September 28, 2014, received written notice in connection with any product sold, produced or distributed by or on behalf of the Company or any of its Subsidiaries of any claim or allegation against the Company or any of its Subsidiaries, or been a party to, subject to or threatened with, any Action or investigation against or affecting, the Company or any of its Subsidiaries as a result of manufacturing, storage, quality, packaging or labeling of any product produced, sold or distributed by or on behalf of the Company or any of its Subsidiaries.

(ii)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the food and non-food inventory held for sale to customers by the Company or any of its Subsidiaries, including grocery, frozen, dairy, deli, produce, meat, general merchandise and health and beauty products, which is held at, or is in transit from or to, any of the Company’s or any of its Subsidiaries’ premises, whether or not reflected in the consolidated financial statements (the “Company Products”), (A) is of a quality and condition merchantable in the ordinary course of business, (B) is subject to reasonably designed procedures for storage and handling in conformity with industry standards and reasonably good business practice and (C) since September 25, 2016, has not been subject to a voluntary recall by the Company or its Subsidiaries, by the manufacturer or distributor of the Company Products or any Governmental Authority nor subject to, to the Knowledge of the Company, a written threat of any such recall. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the food and beverage products of the Company or any Subsidiary prepared and/or served at the Company’s stores for people are suitable for human consumption when consumed in the intended manner (and assuming not in excessive quantities or by individuals with special sensitivities, allergies or health conditions that could be impacted by such products).

(iii)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has, since September 25, 2016, labeled any of its products as “natural,” “organic” or “certified organic” other than (A) in compliance with the U.S Federal Food, Drug and Cosmetic Act of 1938, as amended, and the rules and regulations promulgated thereunder and all other applicable Laws governing the labeling, marketing and/or advertising of food sold for human consumption as in effect as of the date of this Agreement and (B) in accordance with the customs of the grocery industry (including the prepared food business).

(u)
Brokers and Finders.   The Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees in connection with the Merger or the other transactions contemplated in this Agreement, except that the Company has employed Evercore Group L.L.C. as its outside financial advisor.

(v)
No Other Representations or Warranties.   Except for the representations and warranties in this Section 5.1, neither the Company nor any Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or any its Subsidiaries or their respective businesses, operations, properties, assets, liabilities or condition (financial or otherwise) or any information regarding any of the foregoing. Neither the Company nor any Person on behalf of the Company makes any express or implied representation or warranty with respect to any estimates, projections, forecasts and other forward-looking information or business and strategic plan or other information regarding the Company and its Subsidiaries, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and, except for the representations and warranties of the Company in this Section 5.1, any other information provided or made available to Parent or Merger Sub or their respective Representatives in connection with the Merger or the other transactions contemplated by this Agreement (including any information, documents, projections, forecasts, estimates, predictions or other material made available to Parent or Merger Sub or their respective Representatives in “data rooms,” management presentations or due diligence sessions in expectation of the Merger or the other transactions contemplated by this Agreement or otherwise), and each of Parent and Merger Sub acknowledge the foregoing. The Company agrees and acknowledges that Parent and Merger Sub have not made any representations and warranties other than those that are expressly set forth in Section 5.2 and that Parent and Merger Sub shall have no liability to the Company resulting from the Company’s reliance on any such information.
5.2.   Representations and Warranties of Parent and Merger Sub.   Parent and Merger Sub each hereby represent and warrant to the Company that:
(a)
Organization, Good Standing and Qualification.   (i) Parent is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, (ii) Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Texas, (iii) each of Parent and Merger Sub has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (iv) each of Parent and Merger Sub is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business require such qualification, except where the failure to be so qualified or in good standing, or to have such power or authority, does not and would not reasonably be expected, individually or in the aggregate, to prevent or materially delay the ability of Parent or Merger Sub, as applicable, to consummate the Merger by the Outside Date.

(b)
Corporate Authority.   No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Merger or the other transactions contemplated by this Agreement. Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement, subject only to the approval of this Agreement by the sole shareholder of Merger Sub, which such approval shall occur immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms.

(c)
Governmental Filings; No Violations.

(i)
The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Certificate of Merger with the Texas Secretary of State, (B) compliance with any applicable requirements of the HSR Act, (C) compliance with any applicable requirements of the Competition Act, (D) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (E) compliance with any applicable rules of NASDAQ, and (F) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent or Merger Sub to consummate the Merger by the Outside Date.

(ii)
The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated in this Agreement do not and will not (A) conflict with or result in any violation or breach of any provision of the certificate or articles of incorporation or bylaws of Parent or Merger Sub, respectively, or the similar organizational documents of any of their respective Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in a violation or breach of any applicable Law or (C) assuming compliance with the matters referred to in Section 5.2(c)(i), require any consent by any Person, except in the case of clauses (B) and (C) above, any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent or Merger Sub to consummate the Merger.
(d)
Litigation.   There are no pending or, to the knowledge of the executive officers of Parent, threatened Actions against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent or Merger Sub to consummate the Merger by the Outside Date.

(e)
Sufficiency of Funds.   As of the Effective Time, Parent and Merger Sub will have available to them cash and other sources of immediately available funds sufficient to pay the aggregate Merger Consideration and all other cash amounts payable pursuant to this Agreement. Parent and Merger Sub expressly acknowledge and agree that their obligations under this Agreement, including their obligations to consummate the Merger or any of the other transactions contemplated by this Agreement, are not subject to, or conditioned on, the receipt or availability of any funds or financing.

(f)
Ownership of Merger Sub; No Prior Activities.   The authorized capital stock of Merger Sub consists solely of 100 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent, and there are (i) no other shares of capital stock or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for shares of capital stock or voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, business activities, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

(g)
Ownership of Shares; Affiliated Shareholders.   None of Parent, Merger Sub or any of their respective Subsidiaries (i) beneficially owns, directly or indirectly, any Shares, any rights or options to acquire any Shares or any securities or instruments convertible into, exchangeable into or exercisable for Shares or (ii) is, or has been at any time during the period commencing three years prior to the date of this Agreement an “affiliated shareholder” of the Company, as such term is defined in Section 21.602 of the TBOC.

(h)
Brokers and Finders.   Except for Goldman Sachs & Co. LLC, the fees and expenses of which will be paid by Parent, neither Parent nor Merger Sub has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees for which the Company would be responsible in connection with the Merger or the other transactions contemplated in this Agreement.

(i)
No Other Representations or Warranties.   Except for the representations and warranties in this Section 5.2, neither Parent, Merger Sub nor any Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to Parent or any its Subsidiaries or their respective businesses, operations, properties, assets, liabilities or condition (financial or otherwise) or any information regarding any of the foregoing. Without limiting the generality of the foregoing, neither Parent, Merger Sub nor any Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to any estimates, projections, forecasts and other forward-looking information or business and strategic plan information regarding Parent and its Subsidiaries notwithstanding the delivery or disclosure to the Company or any of its Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and, except for the representations and warranties of Parent and Merger Sub in this Section 5.2, with respect to any other information provided or made available to the Company or its Representatives in connection with the Merger or the other transactions contemplated by this Agreement (including any information, documents, projections, forecasts, estimates, predictions or other material made available to the Company or its Representatives in “data rooms,” management presentations or due diligence sessions in expectation of the Merger or the other transactions contemplated by this Agreement), and the Company acknowledges the foregoing. Each of Parent and Merger Sub agrees and acknowledges that the Company has not made any representations and warranties other than those that are expressly set forth in Section 5.1 and that the Company shall have no liability to Parent or Merger Sub resulting from Parent’s or Merger Sub’s reliance on any such information.
Article VI
Covenants
6.1.   Interim Operations.
(a)
Except as otherwise (i) required by this Agreement, (ii) required by applicable Law, (iii) approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned) or (iv) set forth on Section 6.1(a) of the Company Disclosure Schedule, from the date of this Agreement until the Effective Time, the Company will, and will cause its Subsidiaries to, use its and their reasonable best efforts to conduct their businesses in the ordinary course of business consistent with past practice and, to the extent consistent therewith, the Company shall, and shall cause its Subsidiaries to, use its and their reasonable best efforts to preserve their business organizations intact (including the service of key employees) and to maintain existing relations with key Persons with whom the Company and its Subsidiaries have significant relationships; provided, that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 6.1(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such provision of Section 6.1(b).

(b)
Except as otherwise (w) required by this Agreement, (x) required by applicable Law, (y) approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned) or (z) set forth on Section 6.1(b) of the Company Disclosure Schedule, from the date of this Agreement until the Effective Time, the Company will not, and will cause its Subsidiaries not to:

(i)
(x) adopt or submit to shareholder approval any change in the articles of incorporation or bylaws of the Company or (y) adopt any change in the comparable organizational document of any Subsidiary of the Company that, in the case of this clause (y), would adversely affect or delay the consummation of the Merger or the other transactions contemplated by this Agreement;

(ii)
(x) merge or consolidate the Company or any of its Subsidiaries with any other Person, except for any such transaction between or among any of its Subsidiaries that would not impose, individually or in the aggregate, any changes or restrictions on its assets, operations or business or on the assets, operations and business of the Company and its Subsidiaries taken as a whole that would be adverse to Parent or any of its Subsidiaries or (y) restructure, reorganize or completely or partially liquidate or otherwise enter into any agreement or arrangement imposing, individually or in the aggregate, any changes or restrictions on the assets, operations or business or on the assets, operations and business of the Company or any of its Subsidiaries that would be adverse to Parent or any of its Subsidiaries;

(iii)
acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (A) acquisitions of inventory, supplies and similar materials in the ordinary course of business consistent with past practice, (B) pursuant to Contracts in effect on the date of this Agreement which have been disclosed in unredacted form to Parent prior to the date of this Agreement, (C) in accordance with the Company’s capital expenditure budget made available to Parent prior to the date of this Agreement and set forth in the Company Disclosure Schedule, or (D) any other acquisitions for consideration that are not in excess of  $5,000,000 in the aggregate;
(iv)
issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or Lien against, or otherwise enter into any Contract or understanding with respect to the voting of, any shares of capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries that would not be adverse to Parent or any of its Subsidiaries, or (B) any issuance, sale, grant or transfer of Shares pursuant to (1) the exercise or settlement of Company Options or Company RSU Awards outstanding as of the date of this Agreement or granted after the date of this Agreement not in violation of this Agreement or (2) the grant of Company Restricted Share Awards after the date of this Agreement not in violation of this Agreement;

(v)
make any loans, advances or capital contributions to any Person (other than (A) to the Company or any of its wholly-owned Subsidiaries, (B) pursuant to any Contract described in clause (F) of the definition of a “Material Contract,” (C) extensions of credit terms to customers or vendors in the ordinary course of business and (D) customary loans or advances to employees in the ordinary course of business in amounts not to exceed $10,000,000 in the aggregate at any time);

(vi)
declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (except for (A) dividends or other distributions paid by any wholly-owned Subsidiary of the Company to the Company or to any other wholly-owned Subsidiary of the Company and (B) regular quarterly dividends to shareholders of the Company by the Company in an amount not to exceed $0.18 per Share, in each case declared and paid at such times as is consistent with historical practice over the most recent fiscal year ended prior to the date of this Agreement);

(vii)
reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (except for (A) any such transaction by a wholly-owned Subsidiary of the Company that would not be adverse to Parent or any of its Subsidiaries and (B) acquisitions of Shares in satisfaction of withholding obligations in respect of Company Options, Company Restricted Share Awards or Company RSU Awards or payment of the exercise price in respect of Company Options, in each case, outstanding as of the date of this Agreement pursuant to its terms or granted thereafter not in violation of this Agreement);

(viii)
create, incur, assume, guarantee, endorse, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company or any of its Subsidiaries, except (A) indebtedness for borrowed money in an amount not to exceed $10,000,000 in the aggregate that is (1) on terms not materially less favorable in the aggregate than the Company’s existing indebtedness or (2) prepayable at any time at par (plus customary floating rate breakage costs, if applicable), (B) guarantees of indebtedness of the Company or any of its wholly-owned Subsidiaries, (C) intercompany indebtedness between or among the Company and/or any of its wholly-owned Subsidiaries and (D) in connection with the financing of accounts payable in the ordinary course of business consistent with past practice;

(ix)
other than in accordance with the Company’s capital expenditure budget made available to Parent prior to the date of this Agreement and set forth in the Company Disclosure Schedule, incur or commit to any capital expenditure or expenditures, except capital expenditures of less than $1,000,000 individually or $10,000,000 in the aggregate;

(x)
other than in the ordinary course of business or in connection with any matter to the extent such matter is expressly permitted by any other clause of this Section 6.1(b), (A) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement or (B) amend or modify in any material respect or assign (other than assignments between or among the Company and/or any of its Subsidiaries that would not be adverse to Parent or any of its Subsidiaries) or terminate any Material Contract, other than expirations of any such Contract in accordance with its terms; provided, however, that in no event may the Company enter into any Contract described in clause (B) or (E) of the definition of a “Material Contract” or any Specified Contract, except, in each case, as would not be adverse to Parent or any of its Subsidiaries following the Effective Time other than in any de minimis respect;

(xi)
make any material changes with respect to financial accounting policies or procedures, except as required by Law, proposed Law or by U.S. GAAP or statutory or regulatory accounting rules or interpretations with respect thereto or by any Governmental Authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization);

(xii)
settle any action, suit, claim, hearing, arbitration, investigation or other proceedings (other than any audit or other proceeding in respect of Taxes), for an amount in excess of $2,000,000 individually or $25,000,000 in the aggregate or any obligation or liability of it in excess of such amount or on a basis that would result in the imposition of any writ, judgment, decree, settlement, award, injunction or similar order of any Governmental Authority that would restrict the future activity or conduct of Parent, the Company or any of their respective Subsidiaries or a finding or admission of a violation of Law or violation of the rights of any Person other than with respect to monetary settlements only, settlements or compromises of any action, suit, claim, hearing, arbitration, investigation or other proceedings to the extent reflected or reserved against in the balance sheet (or the notes thereto) of the Company included in the Company Reports filed prior to the date of this Agreement for an amount not in excess of the amount so reflected or reserved;

(xiii)
(A) make or change any material Tax election, other than consistent with past practice, (B) change any entity classification for federal income tax purposes of any material Subsidiary, (C) create an entity outside of the United States that is (x) a direct Subsidiary of the Company or any of its domestic Subsidiaries and (y) treated as a “disregarded entity” or partnership for U.S. federal income tax purposes, or knowingly create a permanent establishment of the Company or any domestic Subsidiary outside the United States, (D) file any material amended Tax Return, (E) adopt any material accounting method for Taxes, other than consistent with past practice or change any material accounting method for Taxes, (F) settle or compromise any Tax claim for an amount in excess of  $2,000,000 individually or $25,000,000 in the aggregate, other than with respect to settlements or compromises of any Tax claim for an amount that does not exceed the amount disclosed, reflected or reserved in accordance with U.S. GAAP in the Company Reports filed prior to the date of this Agreement, (G) surrender any material claim for a refund of Taxes, (H) enter into any closing agreement relating to a material amount of Taxes or (I) other than in the ordinary course of business, consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

(xiv)
transfer, sell, lease, license, divest, cancel or otherwise dispose of, or permit or suffer to exist the creation of any Lien upon, any assets of the Company or any of its Subsidiaries, including capital stock of any of its Subsidiaries, except for sales in the ordinary course of business consistent with past practice and sales of obsolete assets and except for sales, leases, licenses or other dispositions of assets having a value not in excess of  $1,000,000 individually or $10,000,000 in the aggregate;

(xv)
except as required by any Benefit Plan in effect as of the date of this Agreement or adopted or entered into in accordance with this Agreement, (A) terminate, adopt, establish, enter into, amend or renew any Benefit Plan, other than amendments that do not materially increase benefits or result in materially increased administrative costs; (B) increase in any manner the compensation, benefits, severance or termination pay of any of the current or former (x) directors, (y) executive officers or (z) employees or consultants who are natural persons of the Company or its Subsidiaries with target total annual cash compensation opportunities (i.e., base pay or base rate and short term cash incentive target amounts) in excess of  $300,000; (C) increase in any manner the compensation, benefits, severance or termination pay of any employees or consultants who are natural persons of the Company or its Subsidiaries with target total annual cash compensation opportunities at or below $300,000, other than in the ordinary course of business consistent with past practice; provided, that (x) any such increase in bonus or incentive payment corresponds to a routine annual salary or base pay increase implemented in the ordinary course of business consistent with past practice or (y) any such bonus (or increase in bonus) or similar incentive payment is awarded in recognition of the recipient’s performance in the ordinary course of business consistent with past practice; (D) pay any bonus or incentive compensation under any Benefit Plan, other than payments based on actual performance for completed performance periods; (E) accelerate the vesting of or lapsing of restrictions, or amend the vesting requirements, with respect to any equity-based compensation or other long-term incentive compensation under any Benefit Plan; (F) grant any new severance, change in control, retention benefit or any other similar award (other than pursuant to arrangements entered into with newly hired and promoted employees in the ordinary course of business consistent with past practice (provided, that, in each case, such arrangement is in all material respects in the form that has been provided to Parent as of the date of this Agreement) and for separation agreements entered into with terminated employees who are not executive officers in the ordinary course of business consistent with past practice); (G) take any action to accelerate the payment of, or to fund or secure the payment, of any amounts under any Benefit Plan; (H) hire any (x) consultant who is a natural person with aggregate annual fees in excess of  $300,000, (y) executive officer or (z) employee who, upon commencement of employment would be designated as a “Level 8” employee or above, except, in the case of clause (z), employees who are hired in the ordinary course of business to fill positions that are open as of the date of this Agreement or that become open subsequent to the date of this Agreement as a result of a current employee’s departure; provided, that such new hire’s compensation and benefits package is comparable to that which the Company has historically made available to employees in similar positions, taking into account reasonable modifications for competitive market arrangements; (I) promote any executive officer of the Company or promote any employee to an executive officer position; (J) become a party to, establish, adopt, materially amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization; or (K) terminate without cause the employment of any executive officer of the Company; or

(xvi)
agree, authorize or commit to do any of the foregoing.

(c)
After the date of this Agreement and prior to the Effective Time, Parent and its Subsidiaries shall not (x) acquire control (it being understood for the purposes of this Section 6.1(c) that obtaining the right to a board seat of a third party shall be deemed control), or (y) enter into an agreement, arrangement or understanding to acquire control, of a third party in North America that is in the grocery industry and operates physical retail stores if  (i) such acquisition of control or (ii) entry into such agreement, arrangement or understanding, in the applicable case, would reasonably be expected to prevent, materially impair or materially delay the consummation of the Merger.

(d)
Prior to making any broad-based written (or prepared oral) communications to the officers or employees of the Company or any of its Subsidiaries pertaining to compensation or benefit entitlements to be provided following the Closing Date, the Company shall provide Parent with a copy of the intended communication (including, in the case of any such oral communications, copies of scripts, talking points or other similar materials), Parent shall have a reasonable period of time to review and comment on the communication, and Parent and the Company shall cooperate in providing any such communication.
(e)
Nothing contained in this Agreement is intended to give Parent, its Subsidiaries, or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company and its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control, supervision, and decisionmaking authority over its and its Subsidiaries’ respective operations.

6.2.
Acquisition Proposals; Change of Recommendation.

(a)
No Solicitation or Negotiation.   Except as expressly permitted by this Section 6.2, the Company shall not, and shall cause its Subsidiaries and the directors and officers of it and its Subsidiaries not to, and shall instruct and use its reasonable best efforts to cause its and its Subsidiaries’ employees, investment bankers, attorneys, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives, collectively, “Representatives”) not to, directly or indirectly:

(i)
initiate, solicit, propose, knowingly encourage or knowingly facilitate any inquiry, proposal, indication of interest or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

(ii)
engage in, continue or otherwise participate in any discussions or negotiations relating to any Acquisition Proposal or any inquiry, proposal, indication of interest or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state the extent to which the terms of this provision prohibit such discussions);

(iii)
provide any non-public information to any Person in connection with any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

(iv)
subject to this Section 6.2, waive, terminate, modify or fail to enforce any “standstill” or confidentiality obligation of any Person (other than any party hereto) with respect to the Company or any of its Subsidiaries entered into in connection with an Acquisition Proposal.

(b)
Notwithstanding anything to the contrary in Section 6.2(a), prior to the time, but not after, the Requisite Company Vote is obtained, in response to a bona fide written Acquisition Proposal not solicited in violation of this Section 6.2, the Company may:

(i)
provide information in response to a request therefor (including non-public information regarding the Company or any of its Subsidiaries) to the Person who made such Acquisition Proposal, provided that in the event such information has not previously been made available to Parent, the Company shall, promptly (and, in any event, within 24 hours), provide such information to Parent and that, prior to furnishing any such information, the Company receives from the Person making such Acquisition Proposal an executed confidentiality agreement with terms not less restrictive in the aggregate to the other party than the terms in the Confidentiality Agreement are on Parent at such time; provided, that the Company shall not enter into any Confidentiality Agreement with any Person subsequent to the date of this Agreement which prohibits the Company from providing any information to Parent in accordance with this Section 6.2 or otherwise prohibits the Company from complying with its obligations under this Agreement; provided, further, that the Company shall not provide information to any Person pursuant to any confidentiality agreement entered into prior to the date of this Agreement unless such Person agrees prior to receipt of such information to waive any provision that would prohibit the Company from providing any information to Parent in accordance with this Section 6.2 or otherwise prohibit the Company from complying with its obligations under this Agreement; and

(ii)
engage in or participate in discussions and/or negotiations with any such Person regarding such Acquisition Proposal;

in each case, if, and only if, prior to taking any action described in clauses (i) or (ii) above, the Company Board determines in good faith after consultation with outside legal counsel that, (A) based on the information then available and after consultation with its outside financial advisors, such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal or a transaction that did not result from a breach of the Company’s obligations set forth in this Section 6.2 that is more favorable to the Company’s shareholders from a financial point of view than the Merger that could reasonably be expected to satisfy the criteria in clause (B) of the definition of  “Superior Proposal” and (B), in each such case, the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law.
(c)
The Company shall promptly (and, in any event, within 24 hours) give written notice to Parent if the Company or any of its Subsidiaries receives (i) any inquiry, proposal, indication of interest or offer with respect to an Acquisition Proposal, (ii) any request by any Person or group for information in connection with or with respect to any Acquisition Proposal, or (iii) any request by any Person or group for discussions or negotiations, or to initiate or continue discussions or negotiations, with respect to an Acquisition Proposal, setting forth in such notice the name of such Person or group and the material terms and conditions of any such Acquisition Proposals (including, if applicable, complete copies of any written request, inquiry, proposal, indication of interest or offer, including proposed agreements and any other written communications) and thereafter shall keep Parent reasonably informed, on a reasonably current basis (and, in any event, within 24 hours), of changes in the status and terms of any such proposals or offers (including any amendments thereto) and any changes to the status of any such discussions or negotiations.

(d)
For purposes of this Agreement:

“Acquisition Proposal” means any proposal, indication of interest or offer involving any Person or group (other than Parent or its Subsidiaries) relating to (i) a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company, (ii) any acquisition by any Person or group resulting in, or any proposal, indication of interest or offer that, if consummated, would result in any Person or group becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, 15% or more of the total voting power or of any class of equity securities of the Company or assets representing 15% or more of the consolidated net revenues, net income or total assets (including equity securities of any of the Company’s Subsidiaries and equity securities of any other entity) of the Company or (iii) any combination of the foregoing, in each case other than the transactions contemplated by this Agreement.
“Superior Proposal” means a bona fide written Acquisition Proposal that did not result from a breach of the Company’s obligations set forth in this Section 6.2 and that would result in any Person or group becoming the beneficial owner of, directly or indirectly, more than 50% of the total voting power of any class of equity securities of the Company or assets representing more than 50% of the consolidated net revenues, net income or total assets (including equity securities of the Company’s Subsidiaries and equity securities of any other entity) of the Company, that the Company Board has determined in good faith, after consultation with its outside legal counsel and its outside financial advisor, taking into account all legal, financial, financing and regulatory aspects of the Acquisition Proposal, the identity of the Person(s) making the proposal and the likelihood of the proposal being consummated in accordance with its terms and all other matters that the Company Board considers appropriate, that, if consummated, would result in a transaction (A) more favorable to the Company’s shareholders from a financial point of view than the Merger and (B) that is reasonably likely to be completed, taking into account any regulatory, financing or approval requirements and any other aspects considered relevant by the Company Board (after taking into account any binding revisions to the terms of this Agreement proposed by Parent pursuant to Section 6.2(f)).

(e)
No Change of Recommendation or Alternative Acquisition Agreement.   Except as permitted by Section 6.2(f) and Section 6.2(g), the Company Board, including any committee thereof, shall not:

(i)
withdraw or fail to make when required by this Agreement (or publicly propose or publicly resolve to withdraw or fail to make when required by this Agreement) the Company Recommendation with respect to the Merger;

(ii)
qualify or modify (or publicly propose or publicly resolve to qualify or modify) the Company Recommendation with respect to the Merger in a manner adverse to Parent;

(iii)
approve or recommend, or publicly declare advisable, any Acquisition Proposal;

(iv)
fail to include the Company Recommendation in the Proxy Statement;

(v)
if any Acquisition Proposal that is structured as a tender offer or exchange offer for outstanding Shares is commenced pursuant to Rule 14d-2 of the Exchange Act, fail to recommend against acceptance of such offer by the Company’s shareholders prior to the earlier of  (A) the date of the Company Shareholders Meeting and (B) 11 business days (which for this purpose shall be used as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer pursuant to Rule 14d-2 of the Exchange Act;

(vi)
approve or recommend, or publicly declare advisable or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, collaboration agreement or other agreement with respect to, or that is intended or would reasonably be expected to lead to, any Acquisition Proposal (other than a confidentiality agreement pursuant to Section 6.2(b)(i) relating to any Acquisition Proposal) (an “Alternative Acquisition Agreement,” and any of the actions set forth in the foregoing clauses (i) through (vi), a “Change of Recommendation”); or

(vii)
cause or permit the Company to enter into an Alternative Acquisition Agreement.

(f)
Notwithstanding anything to the contrary set forth in this Agreement, prior to the time, but not after, the Requisite Company Vote is obtained, the Company Board may effect a Change of Recommendation and, in the case of a Change of Recommendation relating to a Superior Proposal and after complying with the provisions of this Section 6.2(f), terminate the Agreement pursuant to Section 8.1(h), if the Company Board has determined in good faith, after consultation with its outside financial advisors and outside legal counsel, that (x) in the case where the Change of Recommendation is not made in response to an Acquisition Proposal that could constitute a Superior Proposal, an Intervening Event has occurred and the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law, and (y) in the case where such Change of Recommendation is made in response to an Acquisition Proposal that could constitute a Superior Proposal, such Acquisition Proposal constitutes a Superior Proposal and the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law; provided, that the Company Board shall not take any action set forth above unless and until (1) the Company has given Parent written notice of its intention to take such action five Business Days in advance, which notice shall comply with the provisions of Section 6.2(c) (if applicable), setting forth in writing that management of the Company or a committee of the Company Board intends to recommend to the Company Board that it take such action; (2) after giving such notice and prior to taking such action, the Company has afforded Parent the opportunity to negotiate in good faith with the Company (to the extent Parent wishes to negotiate) to enable Parent to propose in writing a binding offer to make such revisions to the terms of this Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal (or, in the case of a Change of Recommendation not involving an Acquisition Proposal, such that the failure to effect a Change of Recommendation would not be inconsistent with the directors’ fiduciary duties under applicable Law); and (3) at the end of the five Business Day period and prior to taking any such action, the Company Board has considered in good faith any such binding written offer to make revisions to the terms of this Agreement proposed by Parent and any other information it deems appropriate, and has determined in good faith, after consultation with outside legal counsel and its outside financial advisors, that in the case of a Superior Proposal, the Superior Proposal continues to constitute a Superior Proposal (or, in the case of a Change of Recommendation not involving an Acquisition Proposal, that the failure to effect a Change of Recommendation would still be inconsistent with the directors’ fiduciary duties under applicable Law) if such changes proposed in such binding offer by Parent were to be given effect. In the event of any modification to the financial terms or any other material terms of any Acquisition Proposal, the proviso in the immediately preceding sentence shall apply again, except that the five Business Day period shall instead be two Business Days.
“Intervening Event” means a change, effect, event, circumstance or development that was not known by the Company or the Company Board as of the date of this Agreement; provided, that in no event shall any of the following constitute or be deemed to be an Intervening Event: (i) the receipt, existence or terms of an Acquisition Proposal that could constitute a Superior Proposal or any matter relating thereto or (ii) changes in the stock price of the Company (it being understood, however, that any underlying cause thereof may be taken into account for purposes of determining whether an Intervening Event has occurred; provided, further, that an Acquisition Proposal that resulted from a breach of the Company’s obligations set forth in this Section 6.2 may not be the basis for an Intervening Event).
(g)
Certain Permitted Disclosure.   Nothing contained in this Agreement shall prohibit the Company, the Company Board or any committee of the Company Board from (i) taking and disclosing to the shareholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the shareholders of the Company that is required by applicable Law; it being understood that a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not be deemed to be a Change of Recommendation; provided, that any such disclosure that has the substantive effect of withdrawing, modifying or qualifying in any manner adverse to the Company Recommendation shall be deemed for all purposes of this Agreement to be a Change of Recommendation unless the Company Board expressly publicly reaffirms the Company Recommendation in such communication without any qualification.

(h)
Existing Discussions.   The Company shall, and shall cause its Subsidiaries and financial advisors and shall use its reasonable best efforts to cause its other Representatives to, immediately cease and cause to be terminated any discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal or proposal or transaction that could reasonably be expected to lead to an Acquisition Proposal. The Company shall within 24 hours after execution of this Agreement deliver a written notice to each such Person providing only that the Company is ending all discussions and negotiations with such Person with respect to any Acquisition Proposal or proposal or transaction that could reasonably be expected to lead to an Acquisition Proposal, which notice shall also request the prompt return or destruction of all confidential information concerning the Company and any of its Subsidiaries. The Company will immediately terminate all physical and electronic data access previously granted to such Persons.

(i)
Limits on Release of Standstill and Confidentiality.   Notwithstanding anything to the contrary contained in this Agreement, the Company shall be permitted to terminate, amend, modify, waive or fail to enforce any provision of any such confidentiality, “standstill” or similar obligation of any Person if the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law.

(j)
Applicable Law.   For purposes of this Section 6.2, the parties agree that, as between themselves, Texas law relating to the fiduciary duties of directors shall be deemed to be the same as Delaware law.

6.3.   Proxy Statement Filing; Information Supplied.
(a)
The Company shall prepare and file with the SEC, as promptly as reasonably practicable after the date of this Agreement, a proxy statement in preliminary form relating to the Company Shareholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”). The Company shall promptly notify Parent of the receipt of all comments from the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company and/or any of its Representatives and the SEC with respect to the Proxy Statement. The Company shall use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement from the SEC, and the Company shall cause the definitive Proxy Statement to be mailed to the shareholders of the Company as promptly as practicable after the date the SEC staff advises that it has no further comments thereon and that the Company may commence mailing the Proxy Statement. The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Parent agrees that none of the information supplied by it for inclusion in the Proxy Statement will, at the date of mailing to shareholders of the Company or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)
The Company shall provide legal counsel to Parent with a reasonable opportunity to review and comment on drafts of the Proxy Statement prior to filing such documents with the applicable Governmental Authority and mailing such documents to the Company’s shareholders. The Company shall consider in good faith all comments reasonably proposed by Parent or its legal counsel and agrees that all information relating to Parent and its Subsidiaries included in the Proxy Statement shall be in form and content reasonably satisfactory to Parent.

6.4.   Company Shareholders Meeting.
(a)
The Company will take, in accordance with applicable Law and its articles of incorporation and bylaws, all action necessary to convene a meeting of the holders of Shares (the “Company Shareholders Meeting”) as promptly as reasonably practicable after the date the SEC staff advises that it has no further comments thereon and that the Company may commence mailing the Proxy Statement, to consider and vote upon the approval of this Agreement and to cause such vote to be taken, and shall not postpone or adjourn such meeting, except to the extent advised by counsel to be necessary to comply with Law or pursuant to the following sentence. Notwithstanding anything to the contrary in this Agreement, (i) the Company may adjourn, recess, or postpone, and at the request of Parent it shall adjourn, recess or postpone, the Company Shareholders Meeting for a reasonable period to solicit additional proxies, if the Company or Parent, respectively, reasonably believes there will be insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or to obtain the Requisite Company Vote (provided that, unless agreed in writing by the Company and Parent, all such adjournments, recesses or postponements shall be for periods of no more than 10 Business Days each) and (ii) the Company may adjourn, recess, or postpone the Company Shareholders Meeting to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the shareholders of the Company for the amount of time required by Law in advance of the Company Shareholders Meeting. Subject to Section 6.2(f), the Company Board shall include the Company Recommendation in the Proxy Statement and shall take all lawful action to obtain the Requisite Company Vote.

(b)
The Company agrees (i) to provide Parent with the written voting reports it receives concerning proxy solicitation results on a timely basis and (ii) to use its reasonable best efforts to give written notice to Parent one Business Day prior to the Company Shareholders Meeting and on the day of, but prior to, the Company Shareholders Meeting of the status of the Requisite Company Vote.

6.5.   Cooperation; Antitrust Matters; Status.
(a)
Subject to the terms of this Agreement, including Section 6.2, each of the Company, Parent and Merger Sub shall use reasonable best efforts to: (i) consummate and make effective the transactions contemplated by this Agreement as promptly as reasonably practicable (and in any event no later than the Outside Date); (ii) obtain from any Governmental Authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders that are necessary, proper or advisable to be obtained by Parent or the Company or any of their respective Subsidiaries in order to consummate the transactions contemplated by this Agreement and to enable the Company to conduct its operations in the ordinary course of business consistent with past practice after the Effective Time, including with respect to any liquor or alcohol license of the Company or any of its Subsidiaries; (iii) resolve any objections and avoid any proceeding by any Governmental Authority, in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, including the Merger; (iv) contest and defend any lawsuits or other proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement in accordance with the terms of this Agreement, including seeking to have any stay, temporary restraining order, injunction, or judgment entered by any court or other Governmental Authority vacated, lifted, overturned or reversed; (v) as promptly as reasonably practicable, and in any event within 10 Business Days after the date of this Agreement (unless otherwise agreed by the parties to this Agreement), make all necessary filings and submissions under the HSR Act and the Competition Act and thereafter supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to any Law; and (vi) as promptly as reasonably practicable make any other required registrations, declarations, submissions and filings with respect to the transactions contemplated by this Agreement required under the Exchange Act, any other applicable federal or state securities Laws, and any other applicable Law.

(b)
The parties shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and shall use, and shall cause their respective Subsidiaries to use, reasonable best efforts to obtain any third party consents that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement; provided, however, that the parties shall coordinate and cooperate in determining whether any actions, consents, approvals or waivers are required to be obtained from parties to any Contracts of the Company or any of its Subsidiaries in connection with consummation of the transactions contemplated by this Agreement and seeking any such actions, consents, approvals or waivers.

(c)
The parties shall reasonably cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property Taxes, as well as any transfer, gains, sales, use, recording, registration and any similar Taxes that become payable in connection with the transactions contemplated by this Agreement, and the parties shall reasonably cooperate in minimizing the amount of such Taxes.

(d)
Without limiting the generality of anything contained in this Section 6.5, each party shall: (i) give the other parties prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the transactions contemplated by this Agreement; (ii) keep the other parties informed as to the status of any such request or proceeding; (iii) to the extent practicable, give the other parties notice and an opportunity to participate in any communication made to the United States Federal Trade Commission (the “FTC”), the United States Department of Justice (the “DOJ”), the Canadian Competition Bureau (the “Competition Bureau”) or any other domestic or foreign Governmental Authority regarding the transactions contemplated by this Agreement; and (iv) promptly notify the other parties of the substance of any communication from the FTC, DOJ, Competition Bureau, or any other domestic or foreign Governmental Authority regarding the transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent shall have the right to devise and implement the strategy and timing for obtaining any clearances required under any Antitrust Law in connection with the Merger; provided, that such strategy shall be designed to obtain such clearances as promptly as reasonably practicable but in no event later than the Outside Date; provided, further, that Parent and the Company shall have the right to review in advance and, to the extent reasonably practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted or communications made to, any third party and/or any Governmental Authority in connection with the transactions contemplated by this Agreement. In addition, except as may be prohibited by any Governmental Authority or by any applicable Law each party hereto will permit authorized representatives of the other parties to be present at each meeting, conference or telephone call and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Authority in connection with such request or proceeding.
(e)
Notwithstanding the terms of this Section 6.5, nothing contained herein shall require, or be construed to require, (i) Parent or any of its Subsidiaries to take or refrain from taking any action (including any divestiture, holding separate any business or assets or other similar action) or to agree to any restriction or condition, in each case, with respect to any assets, operations, business or the conduct of business of Parent or any of its Subsidiaries (not including for this purpose the Surviving Corporation and its Subsidiaries), (ii) Parent, the Company or any of their respective Subsidiaries to take or refrain from taking any action or to agree to any restriction or condition with respect to any assets, operations, business or the conduct of business of the Company and its Subsidiaries, and (iii) the Company or any of its Subsidiaries to take any other action, except, in the case of this clause (iii), as set forth on Section 6.5(e) of the Company Disclosure Schedule. The Company and its Subsidiaries shall not (A) be required to take or agree to take any such actions described in clauses (ii) and (iii) of this Section 6.5 unless such requirement, condition, understanding, agreement, or order is binding on or otherwise applicable to the Company only from and after the Effective Time in the event that the Closing occurs or (B) agree to any actions, restrictions or conditions with respect to obtaining any consents, registrations, approvals, permits, expirations of waiting periods or authorizations in connection with the Merger and the other transactions contemplated by this Agreement without the prior written consent of Parent (which, subject to this Section 6.5(e), may be withheld in Parent’s sole discretion). Without limiting Parent’s obligations pursuant to this Section 6.5, including any actions as set forth in Section 6.5(e) of the Company Disclosure Schedule, in the event that any actions set forth in clauses (i), (ii) and (iii) of this Section 6.5(e) are proposed by or acceptable to a Governmental Authority, Parent shall have the sole right to determine the manner in which to implement the requirement of such Governmental Authority.

6.6.
Information; Access and Reports.

(a)
Subject to applicable Law and the other provisions of this Section 6.6 and solely for purposes of furthering the Merger and the other transactions contemplated hereby or integration planning relating thereto, (i) the Company and Parent each shall (and shall cause its Subsidiaries to), upon reasonable request by the other, furnish the other with reasonable information in its possession concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Authority in connection with the Merger and the transactions contemplated by this Agreement, (ii) the Company shall (and shall cause its Subsidiaries to), upon giving of reasonable notice by Parent, afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours following reasonable advance notice throughout the period prior to the Effective Time, to its officers, employees, agents, contracts, books and records, stores, offices, systems, distribution facilities and other facilities, and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish to Parent reasonable information in its possession concerning its business, properties and personnel as may reasonably be requested by Parent and (iii) the

Company shall continue to provide access to Parent and its Representatives to the electronic data room maintained by or on behalf of the Company to which Parent and its Representatives were provided access prior to the date of this Agreement.
(b)
The foregoing provisions of this Section 6.6 shall not require either the Company or Parent to permit any access to any of its officers, employees, agents, contracts, books or records, or its stores, offices, distribution facilities or other facilities, or to permit any inspection, review, sampling or audit, or to disclose or otherwise make available any information that, in the reasonable judgment of the Company or Parent, would (i) unreasonably disrupt the operations of such party or any of its Subsidiaries, (ii) result in the disclosure of any trade secrets of any third parties or violate the terms of any confidentiality provisions in any agreement with a third party entered into prior to the date of this Agreement or any applicable Law or duty, (iii) result in the disclosure of any information referencing the valuation of the Company and its Subsidiaries conducted in connection with the approval of this Agreement or (iv) reasonably be expected to cause the loss or waiver of the protection of any attorney-client privilege, attorney work product or other relevant legal privilege. Notwithstanding the foregoing, Parent and its Representatives shall not be permitted to perform any on-site procedures (including an on-site study) with respect to any property of the Company or its Subsidiaries without the Company’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned). In the event that Parent or the Company objects to any request submitted pursuant to and in accordance with this Section 6.6 and withholds information on the basis of the foregoing clauses (ii) through (iv), the Company or Parent, as applicable, shall promptly inform the other party as to the general nature of what is being withheld and the Company and Parent shall use their respective commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure as promptly as reasonably practicable that does not suffer from any of the foregoing impediments, including through the use of commercially reasonable efforts (without payment of any consideration, fees or expenses) to (A) obtain the required consent or waiver of any third party required to provide such information and (B) implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without such impediments. Each of Parent and the Company, as it deems advisable and necessary, may reasonably designate competitively sensitive material provided to the other as “Outside Counsel Only Material” or with similar restrictions. Such materials and the information contained therein shall be given only to the outside counsel of the recipient, or otherwise as the restriction indicates, and be subject to any additional confidentiality or joint defense agreement between the parties. All requests for information made pursuant to this Section 6.6 shall be directed to the Persons designated by the Company or Parent, as the case may be. All information exchanged or made available shall be governed by the terms of the Non-Disclosure Agreement, dated as of April 27, 2017, by and between Parent and the Company, as amended by the Confidentiality Supplement, dated May 7, 2017 (as it may be further amended from time to time, the “Confidentiality Agreement”).

(c)
To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

(d)
No exchange of information or investigation by Parent or its Representatives pursuant to this Section 6.6 shall affect or be deemed to affect, modify or waive the representations and warranties of the Company set forth in this Agreement, and no investigation by the Company or its Representatives pursuant to this Section 6.6 shall affect or be deemed to affect, modify or waive the representations and warranties of Parent or Merger Sub set forth in this Agreement.

6.7.   Stock Exchange Delisting.   The Company and Parent shall cooperate to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.
6.8.   Publicity.   The initial press release regarding the Merger shall be a joint press release of Parent and the Company. Thereafter, neither the Company nor Parent, nor any of their respective Subsidiaries, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with this Agreement) with respect to this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed), except (a) as such press release or other public announcement may be required by applicable Law, in which case the party required to issue the release or make the announcement shall use commercially reasonable efforts to provide the other party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good faith consideration to any such comments proposed by the other party or (b) in connection with a Change of Recommendation, actual or potential Acquisition Proposal or dispute regarding the transactions contemplated hereby. Notwithstanding anything to the contrary in this Section 6.8, each of the parties may make public statements in response to questions by the press, analysts, investors, business partners or those attending industry conferences or financial analyst conference calls, so long as any such statements are not inconsistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company.
6.9.   Employee Benefits.
(a)
Parent agrees that during the period commencing at the Effective Time and ending on the first anniversary of the Effective Time, the employees of the Company and its Subsidiaries who continue to be employed after the Effective Time (other than those employees covered by a collective bargaining agreement, the “Continuing Employees”) will be provided with (i) a base salary or base wage that is no less favorable than the base salary or base wage provided by the Company and its Subsidiaries to each such Continuing Employee immediately prior to the Effective Time, (ii) target annual cash bonus opportunities that are no less favorable than the target annual cash bonus opportunities provided by the Company and its Subsidiaries to each such Continuing Employee immediately prior to the Effective Time, (iii) other compensation (excluding equity and long-term cash incentive compensation) and employee benefits that are no less favorable in the aggregate than those provided by the Company and its Subsidiaries to such Continuing Employees immediately prior to the Effective Time, and (iv) severance benefits that are no less favorable than the severance benefits provided by the Company and its Subsidiaries to such Continuing Employees immediately prior to the Effective Time.

(b)
Parent shall cause (or, with respect to employees outside of the United States, use commercially reasonable efforts to cause) (i) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) the amount of eligible expenses incurred by each Continuing Employee and his or her eligible dependents that were credited to deductible and maximum out-of-pocket co-insurance requirements under the Benefit Plans to be credited for purposes of satisfying the deductible and maximum out-of-pocket co-insurance requirements under the corresponding benefit plans of Parent and its Affiliates, and (iii) any of its (or its Affiliates’) employee benefit plans (including disability pay continuation plans) in which the Continuing Employees are entitled to participate to take into account for purposes of eligibility, vesting and benefit accrual thereunder (except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or retiree medical benefits or to the extent it would result in a duplication of benefits), service by such Continuing Employees to the Company or any of its Affiliates or predecessors as if such service were with Parent, to the same extent such service was credited under a comparable Benefit Plan.
(c)
If requested by Parent in writing no later than 20 Business Days prior to the Effective Time, to the extent permitted by applicable Law and the terms of the Company’s Growing Your Future 401(k) Plan (the “Company 401(k) Plan”), as applicable, the Company shall cause the Company 401(k) Plan to be terminated effective as of the Business Day immediately preceding the Closing Date; provided, that the effectiveness of such termination may be conditioned on the occurrence of the Effective Time. In the event that Parent requests that the Company 401(k) Plan be terminated, the Company shall provide Parent with evidence that such plan has been terminated (the form and substance of which shall be subject to review and comment by Parent) not later than the day immediately preceding the Closing Date. In connection with the termination of the Company 401(k) Plan, (i) the Company may cause any unvested account balances thereunder to fully vest, (ii) the Company and Parent shall take any and all actions as may be required, including amendments to the Company 401(k) Plan and/or the tax-qualified defined contribution retirement plan designated by Parent (the “Parent 401(k) Plan”) to (A) permit each Continuing Employee to make rollover contributions of  “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code, including of loans) in the form of cash, shares of common stock of Parent, notes (in the case of loans) or a combination thereof, in an amount equal to the full account balance distributed or distributable to such Continuing Employee from the Company 401(k) Plan to the Parent 401(k) Plan, and (B) obtain from the IRS a favorable determination letter on termination for the Company 401(k) Plan, and (iii) each Continuing Employee shall become a participant in the Parent 401(k) Plan on the Closing Date (giving effect to the service crediting provisions of Section 6.9(b)), it being agreed that there shall be no gap in participation in a tax-qualified defined contribution plan.

(d)
Parent hereby acknowledges that the transactions contemplated by this Agreement shall constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its Subsidiaries under the terms of the Benefit Plans. From and after the Effective Time, Parent shall, and shall cause its Affiliates to, honor all obligations and rights under the Benefit Plans in accordance with their terms.

(e)
If the Closing occurs prior to the time that the Company has paid annual bonuses in respect of its 2017 fiscal year, then Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, pay such annual bonuses based on formulae previously established by the Company and in a manner consistent with the Company’s historical practices related to discretionary amounts.

(f)
Notwithstanding the foregoing, nothing contained in this Agreement will (i) be treated as an amendment of any particular Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Benefit Plan, in each case, in accordance with their terms, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third party beneficiary rights for the benefit of any employee of the Company or any of its Subsidiaries, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to this Section 6.9 or any compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan that Parent, the Surviving Corporation or any of their Affiliates may maintain.

(g)
The Company shall use commercially reasonable efforts to cooperate with Parent in good faith for the purpose of preparing for the on-boarding of the Continuing Employees, including providing updated information on each such employee’s employee identification number, annual base salary, target annual cash bonus opportunity and target long-term incentive opportunity prior to the Closing.

6.10.Expenses.   Except as otherwise provided in Section 8.2(b), whether or not the Merger is consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Merger and the other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the party incurring such expense.
6.11.Indemnification; Directors’ and Officers’ Insurance.
(a)
After the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless the individuals who on or prior to the Effective Time were officers or directors of the Company or its Subsidiaries or were serving at the request of the Company as an officer, director, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise with respect to all acts or omissions by them in their capacities as such or taken at the request of the Company or any of its Subsidiaries at any time prior to the Effective Time to the fullest extent permitted by applicable Law (including with respect to advancement of expenses and attorneys’ fees and advancing such expenses and fees without requiring any preliminary determination of entitlement subject to such individual’s affirmation or undertaking if required under the TBOC).

(b)
Parent and Merger Sub agree that all rights to exculpation or indemnification for acts or omissions occurring prior to the Effective Time existing as of the date of this Agreement in favor of the current and former directors and officers of the Company or any of its Subsidiaries or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such officer or director (each, a “D&O Indemnitee”), as provided in the Company’s or each of its Subsidiaries’ respective articles of incorporation or bylaws (or comparable organizational or governing documents) or in any agreement, shall survive the Merger and the transactions contemplated by this Agreement and shall continue in full force and effect in accordance with their terms. After the Effective Time, Parent and the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable Subsidiary would have been permitted to fulfill and honor them by applicable Law. In addition, for a period of six years following the Effective Time, Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, cause the articles of incorporation and bylaws (and other similar organizational documents) of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the articles of incorporation and bylaws (or other similar organizational documents) of the Company and its Subsidiaries immediately prior to the Effective Time, and during such six-year period, such provisions shall not be amended, repealed or otherwise modified in any respect, except as required by applicable Law.

(c)
Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of  (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case providing only for Side A coverage for indemnified parties where the existing policies also include Side B coverage for the Company for a claims reporting or discovery period of six years from and after the Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of this Agreement with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement; provided, that in no event shall the annual cost of the D&O Insurance exceed during the Tail Period 300% of the current aggregate annual premium paid by the Company for such purpose; and provided, further, that if the cost of such insurance coverage exceeds such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
(d)
The provisions of this Section 6.11 shall survive the Closing and are intended to be for the benefit of, and enforceable by, each D&O Indemnitee, and nothing in this Agreement shall affect any indemnification rights that any such D&O Indemnitee may have under the articles of incorporation or bylaws of the Company or any of its Subsidiaries or any Contract or applicable Law. Notwithstanding anything in this Agreement to the contrary, the obligations under this Section 6.11 shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnitee without the consent of such D&O Indemnitee.

(e)
In the event that the Company, the Surviving Corporation or any of their Subsidiaries (or any of their respective successors or assigns) shall consolidate or merge with any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or transfers at least 50% of its properties and assets to any other Person, then in each case proper provision shall be made so that the continuing or surviving corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.11.

6.12.Resignations.   At the request of Parent, the Company shall use its commercially reasonable efforts to cause each director of the Company or any officer or director of any of the Company’s Subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
6.13.Shareholder Litigation.   Each of Parent and the Company shall promptly notify the other of any shareholder litigation against it or any of its Representatives arising out of or relating to this Agreement, the Merger or the other transactions contemplated by this Agreement and shall keep the other reasonably informed regarding any such shareholder litigation. Until the termination of this Agreement in accordance with Article VIII, the Company shall provide Parent an opportunity to review and to propose comments to all filings or written responses to be made by the Company in connection with any shareholder litigation against the Company and its directors relating to any transaction contemplated by this Agreement, and the Company shall give reasonable and good faith consideration to any comments proposed by Parent. In no event shall the Company enter into, agree to or disclose any settlement with respect to such shareholder litigation without Parent’s consent, such consent not to be unreasonably withheld, delayed or conditioned. Each of Parent and the Company shall notify the other promptly of the commencement of any shareholder litigation of which it has received notice.
6.14.Other Actions by the Company.
(a)
Takeover Statutes.   If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement other than arising out of or resulting from a breach by Parent or Merger Sub of Section 6.15(b), the Company and the Company Board shall, to the extent permitted by applicable Law, grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.

(b)
Section 16 Matters.   The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or appropriate to cause the transactions contemplated by this

Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
(c)
Further Actions.   Prior to the Closing Date, the Company shall take all actions set forth on Section 6.14(c) of the Company Disclosure Schedule.

6.15.Approval of Sole Shareholder of Merger Sub; No Acquisition of Shares.
(a)
Immediately following execution of this Agreement, Parent (directly or through its Subsidiaries) shall cause the sole shareholder of Merger Sub to execute and deliver, in accordance with applicable Law and its articles of incorporation and bylaws, a written consent approving the plan of merger contained in this Agreement in accordance with the TBOC and neither Parent nor its Subsidiaries shall amend, modify or withdraw such consent.

(b)
From and after the date hereof through the Effective Time, other than as a result of the Merger and the other transactions contemplated by this Agreement, Parent and Merger Sub shall not, and shall cause their respective Subsidiaries not to, directly or indirectly, acquire any Shares, any rights or options to acquire Shares or any securities or instruments convertible into, exchangeable into or exercisable for Shares.

6.16.Financing.
(a)
Upon the request of Parent, the Company and its Subsidiaries shall use its commercially reasonable efforts to take any actions reasonably requested by Parent that are necessary to facilitate the payoff by Parent (or in the case of letters of credit, facilitate the cash collateralization thereof) on the Closing Date and termination on the Closing Date (to the extent provided therein and pursuant to the terms thereof) (the “Debt Payoff”) of the Credit Agreement, dated as of November 2, 2015 (as amended by Amendment No. 1 thereto, dated as of December 22, 2015, Amendment No. 2 thereto, dated as of May 2, 2016 and Amendment No. 3 thereto, dated as of November 3, 2016) by and between the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, including using commercially reasonable efforts to obtain a payoff letter in connection therewith; provided, that any such action described above shall not be required unless it can be and is conditioned on the occurrence of the Closing, and it being understood that at the Closing, Parent shall provide all funds required to actually effect such payoff and termination. In no event shall the receipt of such payoff letter or the consummation of the Debt Payoff be a condition to any of the obligations of Parent or Merger Sub hereunder. In addition, upon the request of Parent, the Company shall use commercially reasonable efforts to cooperate with and provide such assistance to Parent reasonably requested by Parent in order to facilitate Parent and its counsel (or the Company, in the case of an officer’s certificate required under Section 5.01(c) of the Indenture between the Company and U.S. Bank National Association, as Trustee, dated September 8, 2016 (the “Indenture”, and such certificate, the “Notes Assumption Officer’s Certificate”)), in delivering, at the Closing, one or more legal opinions, officer’s certificates or other documents or instruments (the “Indenture Documents”) to the extent required by the terms of the Indenture in connection with the Merger (the “Notes Assumption”), and the Company shall use commercially reasonable efforts to provide all customary assistance reasonably required by Parent in connection with obtaining the execution of such documents by the other parties required to execute such instruments. Parent shall prepare all necessary and appropriate Indenture Documents and the Company shall have a reasonable opportunity to review and comment upon such documents.

(b)
Prior to the Closing, the Company shall use commercially reasonable efforts to, and the Company shall cause each of its Subsidiaries to use commercially reasonable efforts to, and shall use commercially reasonable efforts to cause its and their representatives (including their auditors) to use commercially reasonable efforts to, cooperate with the Parent as necessary, to the extent reasonably requested in writing by Parent, in connection with the offering, arrangement, issuance or sale of any senior unsecured notes issued in the capital markets, term loans, bridge loans, or any combination thereof, of Parent in connection with the transactions contemplated hereby (the “Debt Financing”), including using commercially reasonable efforts to:
(i)
comment on (and to the extent reasonably requested by Parent and reasonably available to the Company, provide information and materials to be used in the preparation of) customary confidential information memoranda or similar offering documents (including prospectuses and prospectus supplements), customary rating agency presentations, and customary lender presentations, in each case for the Debt Financing;

(ii)
to the extent reasonably available to the Company at such time, furnish Parent for filing with the SEC, if required, and for inclusion in any prospectus or prospectus supplement or offering memorandum with financial and other pertinent historical information regarding the Company as may be reasonably requested by Parent, including, to the extent so available: (A) audited financial statements of the Company for each of the three fiscal years ending more than 60 days prior to the Closing Date (it being acknowledged that Parent has received such financial statements for the fiscal years of the Company ended September 25, 2016, September 27, 2015 and September 28, 2014); (B) unaudited financial statements for any quarterly interim period or periods of the Company (other than the fourth quarter of any fiscal year) ending after the date of the most recently ended fiscal year for which financial statements have been delivered pursuant to the foregoing clause (A) and more than 40 days prior to the Closing Date, together with unaudited financial statements for the corresponding period of the prior year (it being acknowledged that Parent has received such financial statements for the fiscal quarters of the Company ended April 9, 2017 and January 15, 2017); and (C) all other historical financial data regarding the Company reasonably required and requested in writing by Parent (and reasonably available to the Company) to permit Parent to prepare customary pro forma financial statements, and in the case of clauses (A) and (B) meeting the requirements of Rule 3-05 of Regulation S-X under the Securities Act;

(iii)
(A) cause the Company’s independent accountants to consent to the inclusion of their audit reports with respect to the financial statements furnished pursuant to Section 6.16(c)(ii) and the applicable audited annual financial statements of the Company in any registration statement of the Parent filed with the SEC, if any, relating to the Debt Financing and (B) cause such independent accountants to provide customary comfort letters (including “negative assurance” comfort, if appropriate) in connection with any debt capital markets transaction comprising a part of the Debt Financing to the applicable underwriters, initial purchasers or placement agents thereof in each case, on customary terms and consistent with the customary practice of such independent accountants; and

(iv)
cooperate reasonably with customary due diligence of the sources of the Debt Financing.

(c)
The foregoing notwithstanding, neither the Company nor any of its Subsidiaries shall be required to take or permit the taking of any action pursuant to this Section 6.16 that:

(i)
would unreasonably interfere with the ongoing business or operations of the Company and/or its Subsidiaries;

(ii)
would require the Company, its Subsidiaries or any Persons who are directors of the Company or its Subsidiaries to pass resolutions or consents to approve or authorize the execution of the Debt Financing, the Notes Assumption, or the Debt Payoff or execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, except for execution and delivery by an officer of the Company of the Notes Assumption Officer’s Certificate, provided that no officer of the Company who is not expected to continue in such capacity following the Closing will be required to execute and deliver the Notes Assumption Officer’s Certificate;

(iii)
would cause any representation or warranty in this Agreement to be breached by the Company or any of its Subsidiaries;

(iv)
would require the Company or any of its Subsidiaries to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Debt Financing, the Notes Assumption, or the Debt Payoff prior to the Closing or have any obligation of the Company or any of its Subsidiaries under any agreement, certificate, document or instrument be effective until the Closing;

(v)
could reasonably be expected to cause any director, officer or employee or stockholder of the Company or any of its Subsidiaries to incur any personal liability;

(vi)
could reasonably be expected to conflict with the organizational documents of the Company or its Subsidiaries or any Laws;

(vii)
could reasonably be expected to result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any contract to which the Company or any of its Subsidiaries is a party;

(viii)
provide access to or disclose information that the Company or any of its Subsidiaries determines would jeopardize any attorney-client privilege of the Company or any of its Subsidiaries;

(ix)
prepare any financial statements or information that are not available to it and prepared in the ordinary course of its financial reporting practice;

(x)
require the Company or any of its Subsidiaries to enter into any instrument or agreement with respect to the Debt Financing, the Debt Payoff or the Notes Assumption that is effective prior to the occurrence of the Closing or that would be effective if the Closing does not occur;

(xi)
prepare any projections or pro forma financial statements; or

(xii)
deliver or cause to be delivered any opinion of counsel in connection with the Debt Financing, the Debt Payoff or the Notes Assumption.

Nothing contained in this Section 6.16 or otherwise shall require the Company or any of its Subsidiaries, prior to the Closing, to be an issuer or other obligor with respect to the Debt Financing.
(d)
Parent shall indemnify and hold harmless the Company and each of its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable attorney’s fees), interest, awards, judgments and penalties suffered or incurred in connection with the Debt Financing, the Notes Assumption, or the Debt Payoff, or otherwise in connection with any and all of the matters contemplated by this Section 6.16 (other than arising from fraud on the part of the Company or its Subsidiaries), whether or not the Merger is consummated or this Agreement is terminated. Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred by the Company or its Subsidiaries in connection with the Debt Financing, the Notes Assumption, or the Debt Payoff, or this Section 6.16, whether or not the Merger is consummated or this Agreement is terminated.

(e)
For the avoidance of doubt, the parties hereto acknowledge and agree that the provisions contained in this Section 6.16 represent the sole obligation of the Company, its Subsidiaries and their respective Representatives with respect to cooperation in connection with the arrangement of any financing (including the Debt Financing) to be obtained by Parent or Merger Sub with respect to the transactions contemplated by this Agreement and no other provision of this Agreement (including the Exhibits and Schedules hereto) shall be deemed to expand or modify such obligations. In no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Debt Financing) by Parent, Merger Sub or any of their respective Affiliates or any other financing or other transactions be a condition to any of Parent’s or Merger Sub’s obligations under this Agreement.

Article VII
Conditions
7.1.Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:
(a)
Company Shareholder Approval.   This Agreement shall have been duly approved by holders of Shares constituting the Requisite Company Vote.

(b)
Competition Law Filings.   (i) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated and (ii) Competition Act clearance shall have been received.

(c)
Laws or Orders.   No court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered after the date of this Agreement any Law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is in effect and that enjoins or otherwise prohibits consummation of the Merger.

7.2.Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
(a)
Representations and Warranties.   (i) Each of the representations and warranties of the Company set forth in Section 5.1(f)(ii) (Absence of Certain Changes) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time); (ii) each of the representations and warranties of the Company set forth in the first two sentences and the fifth sentence of Section 5.1(b)(i) (Capital Structure) shall be true and correct, subject to de minimis inaccuracies in the aggregate, as of the date of this Agreement and shall be true and correct, subject to de minimis inaccuracies in the aggregate, as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be true and correct, subject to de minimis inaccuracies in the aggregate, as of such particular date or period of time); (iii) each of the representations and warranties of the Company set forth in Sections 5.1(b)(i) and (ii) (other than the first two sentences and the fifth sentence of such Section 5.1(b)(i)) (Capital Structure), Section 5.1(c) (Corporate Authority; Approval and Fairness), Section 5.1(j)(v) (Material Contracts), Section 5.1(m) (Takeover Statutes) and Section 5.1(u) (Brokers and Finders) shall be true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be true and correct in all material respects as of such particular date or period of time) and (iv) the other representations and warranties of the Company set forth in this Agreement (without giving effect to any limitations as to “material,” “in all material respects” and “Material Adverse Effect” set forth therein) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failures of such representations and warranties to be so true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)
Performance of Obligations of the Company.   The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c)
Company Closing Certificate.   Parent and Merger Sub shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) are satisfied.

7.3.   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
(a)
Representations and Warranties.   The representations and warranties of Parent and Merger Sub set forth in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time).

(b)
Performance of Obligations of Parent and Merger Sub.   Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c)
Parent Closing Certificate.   The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) are satisfied.

Article VIII
Termination
8.1.   Termination.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:
(a)
by mutual written consent of the Company and Parent;

(b)
by either Parent or the Company, if the Merger shall not have been consummated by February 15, 2018 (the “Outside Date”), provided, that if the Closing shall not have occurred prior to such date and all the conditions to Closing, other than the conditions set forth in Section 7.1(b) or 7.1(c) (as it relates to the HSR Act or any Antitrust Law), shall have been satisfied or shall be capable of being satisfied at such time, the Outside Date may be extended on one occasion by either Parent or the Company for a period of 90 days by written notice to the other party, and such date, as so extended, shall be the Outside Date; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have caused the failure of a condition to the consummation of the Merger;

(c)
by either Parent or the Company, if the Requisite Company Vote shall not have been obtained if a vote shall have been taken thereon at the Company Shareholders Meeting (and the meeting shall have concluded);

(d)
by either Parent or the Company, if any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable;

(e)
by Parent, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that any condition set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of  (i) 30 days after the giving of notice thereof by Parent to the Company or (ii) three Business Days prior to the Outside Date);

(f)
by the Company, if there has been a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue, in either case such that any condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of  (i) 30 days after the giving of notice thereof by the non-breaching party to the breaching party or (ii) three Business Days prior to the Outside Date);
(g)
by Parent, prior to the time the Requisite Company Vote is obtained, if  (i) a Change of Recommendation shall have been made or occurred; or (ii) at any time following receipt of an Acquisition Proposal that has not been withdrawn, the Company Board failed to reaffirm its approval or recommendation of this Agreement and the Merger within 10 Business Days after receipt of any written request to do so from Parent; provided, that Parent may not provide such a written request more than once for each Acquisition Proposal; or

(h)
by the Company, prior to the time the Requisite Company Vote is obtained, in connection with entering into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.2(f); provided, that prior to or concurrently with such termination, the Company pays the Company Termination Fee due.

8.2.   Effect of Termination and Abandonment.
(a)
Except to the extent provided in Sections 8.2(b), 8.2(c), 8.2(d) and 8.2(e), in the event of termination of this Agreement and the abandonment of the Merger in accordance with Section 8.1, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any of its Representatives or Affiliates); provided, that (x) no such termination shall relieve any party hereto of any liability or damages to the other party hereto resulting from any willful and material breach of its obligations set forth in this Agreement and (y) the provisions set forth in this Section 8.2, Section 6.16(d) and the second and third sentences of Section 9.1 shall survive the termination of this Agreement. For purposes of this Agreement, “willful and material breach” means a material breach of this Agreement that is a consequence of an act undertaken or a failure to take an act by the breaching party with the knowledge that the taking of such act or the failure to take such act would cause a material breach of this Agreement.

(b)
In the event that this Agreement is terminated:

(i)
by (I) either the Company or Parent pursuant to Section 8.1(c) (Requisite Company Vote Not Obtained) or (II) Parent pursuant to Section 8.1(e) (Company Breach) as a result of a material breach by the Company of the covenants or agreements set forth in this Agreement and, at the time of such termination, the Requisite Company Vote shall not have been obtained; and

(A)
a bona fide Acquisition Proposal shall have been made publicly to the Company or any of its Subsidiaries or otherwise become publicly known, or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal that has not been withdrawn without qualification prior to, in the case of clause (I), the earlier of  (x) five days prior to the Company Shareholders Meeting (as such meeting may have been adjourned or postponed in accordance with this Agreement) or (y) termination of this Agreement; and

(B)
within 12 months after such termination, the Company or any of its Subsidiaries shall have entered into a definitive agreement providing for, or shall have consummated or, in the case of an Acquisition Proposal that is a tender offer, shall have approved or recommended to the Company’s shareholders, an Acquisition Proposal; provided, that, for purposes of this Section 8.2(b)(i), the references to “15%” in the definition of  “Acquisition Proposal” shall be deemed to be references to “50%” and, as to clause (i) of such definition, any such Acquisition Proposal shall result in a change in control of at least 50% of the stock or assets of the Company;

(ii)
by Parent pursuant to Section 8.1(g) (Company Recommendation Matters); or

(iii)
by the Company pursuant to Section 8.1(h) (Superior Proposal);

then, (1) in the case of Section 8.2(b)(i), within two Business Days after consummation of such Acquisition Proposal, (2) in the case of Section 8.2(b)(ii), within two Business Days after termination of this Agreement and (3) in the case of Section 8.2(b)(iii), concurrently with or prior to termination of this Agreement, the Company shall pay a termination fee of $400,000,000 (the “Company Termination Fee”) (net of any Expense Reimbursement previously paid) to Parent by wire transfer of immediately available funds to an account designated in writing by Parent. In the event that this Agreement is terminated by either the Company or Parent pursuant to Section 8.1(c) (Requisite Company Vote Not Obtained), the Company shall pay to Parent, by wire transfer of immediately available funds to an account designated in writing by Parent, all of the reasonable and documented out-of-pocket expenses, including those of the Paying Agent, incurred by Parent and Merger Sub in connection with this Agreement and the other transactions contemplated by this Agreement, in an amount not to exceed $25,000,000 (the “Expense Reimbursement”), within two Business Days after the date following such termination. To the extent any portion of the Expense Reimbursement is paid by the Company to Parent, such amount paid shall be deducted from the amount of any Company Termination Fee owed or payable.
(c)
Each party acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no party would have entered into this Agreement; accordingly, if the Company fails to timely pay Parent any amount due pursuant to Section 8.2(b) (any such amount due, a “Termination Payment”), and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the applicable Termination Payment, the Company shall pay to Parent its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest thereon at the prime rate as published in The Wall Street Journal (or if not reported therein, as reported in another authoritative source reasonably selected by Parent) in effect on the date such Termination Payment was required to be paid from such date through the date of full payment thereof; provided, that if such suit does not result in a judgment against the Company, Parent shall pay to the Company its costs and expenses (including attorneys’ fees) in connection with such suit.

(d)
Each of the parties acknowledges and agrees that the Company Termination Fee is not intended to be a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which such Company Termination Fee is due and payable and which do not involve fraud or willful and material breach, for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision. Notwithstanding anything to the contrary in this Agreement, (x) in no event shall more than one Company Termination Fee be payable under this Agreement and (y) the parties agree that the payment of the Company Termination Fee shall be the sole and exclusive remedy available to Parent and Merger Sub with respect to this Agreement in the event any such payment becomes due and payable and is paid, and, upon payment of the Company Termination Fee, the Company (and the Company’s Affiliates and its and their respective directors, officers, employees, stockholders and Representatives) shall have no further liability to Parent and Merger Sub under this Agreement; provided, that in the event that a Company Termination Fee becomes due and is paid pursuant to this Section 8.2, Parent shall have the right to refund the Company Termination Fee in its entirety within five Business Days after the payment of the Company Termination Fee by the Company, and if Parent does so refund the Company Termination Fee in its entirety to the Company within such five Business Day period, the Company shall not be relieved or released from any liabilities or damages arising out of its willful and material breach of this Agreement and Parent and Merger Sub shall be entitled to all remedies available as contemplated by Section 8.2(a). If Parent fails to exercise its right to refund the Company

Termination Fee in accordance with the proviso set forth in the previous sentence, Parent and Merger Sub shall be deemed to have irrevocably waived any and all rights and remedies other than receipt of the Company Termination Fee and the Company and its Representatives shall have no further liability to Parent and Merger Sub under this Agreement. Each of the parties acknowledges and agrees that the Company Termination Fee, if paid to Parent, shall be treated as liquidated damages that are capital in nature to which Section 1234A of the Code applies.
(e)
Notwithstanding anything to the contrary in this Agreement, none of the Financing Sources shall have any liability to the Company or any Person that is an Affiliate of the Company relating to or arising out of this Agreement or the Debt Financing, whether at law, or equity, in contract, in tort or otherwise, and neither the Company nor any Person that is an Affiliate of the Company shall have any rights or claims against any Financing Sources hereunder or thereunder. As used in this Agreement, the term “Financing Sources” means any agent, arranger, lender or other entity that has committed to provide or arrange, or has entered into definitive agreements related to, the Debt Financing, or any of such Person’s Affiliates or its or their respective officers, directors, employees, partners, trustees, shareholders, controlling persons, agents, representatives, successors or assigns.

Article IX
Miscellaneous and General
9.1.   Survival.   This Article IX and the agreements of the Company, Parent and Merger Sub contained in Article IV, Section 6.9 (Employee Benefits) and Section 6.11 (Indemnification; Directors’ and Officers’ Insurance), Section 6.16(d) (Financing) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Effective Time shall survive the consummation of the Merger. This Article IX and the agreements of the Company, Parent and Merger Sub contained in Section 6.10 (Expenses), Section 6.16(d) (Financing) and Section 8.2 (Effect of Termination and Abandonment) and the Confidentiality Agreement shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.
9.2.   Modification or Amendment.   Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Parent, Merger Sub and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, that after the receipt of the Requisite Company Vote, no amendment shall be made which by applicable Law requires further approval by the holders of Shares without obtaining such further approval. Notwithstanding the foregoing, no amendments or modifications to the provisions to which the Financing Sources are expressly made third party beneficiaries pursuant to Section 9.8 shall be permitted in a manner adverse to any Financing Source without the prior written consent of such Financing Source.
9.3.   Waiver.   The conditions to each of the respective parties’ obligations to consummate the Merger and the other transactions contemplated by this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law (except to the extent specifically provided otherwise in Section 8.2).
9.4.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

9.5.   Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a)
This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware, except (x) as otherwise required under the Laws of the State of Texas and (y) all matters relating to the interpretation, construction, validity and enforcement (whether at law, in equity, in contract, in tort, or otherwise) against any of the Financing Sources in any way relating to the Debt Financing, shall be exclusively governed by, and construed in accordance with, the domestic Law of the State of New York without giving effect to any choice or conflict of law provision or rule whether of the State of New York or any other jurisdiction that would cause the application of Law of any jurisdiction other than the State of New York. In addition, each of the parties (a) agrees that it shall not bring any claim, action or proceeding against any other parties hereto relating to this Agreement or the transactions contemplated hereby in any court other than (i) the Delaware Court of Chancery in and for New Castle County, (ii) in the event (but only in the event) that such court does not have subject matter jurisdiction over such suit, action or other proceeding, the Delaware Superior Court, (iii) in the event (but only in the event) such courts identified in clauses (i) or (ii) do not have subject matter jurisdiction over such suit, action or other proceeding, the United States District Court for the District of Delaware or (iv) in the event (but only in the event) such courts identified in clauses (i), (ii) and (iii) do not have subject matter jurisdiction over such suit, action or other proceeding, any other Delaware state court (the “Chosen Courts”), in the event any dispute between the parties hereto (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) expressly submits to the personal jurisdiction and venue of the Chosen Courts, and (c) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 9.6, such service to become effective 10 days after such mailing. Notwithstanding anything to the contrary in this Agreement (including this Section 9.5), each party agrees that it will not bring or support any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Financing Sources in any way relating to this Agreement or the Debt Financing, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the Federal courts, the United States District Court for the Southern District of New York (and of the appropriate appellate courts therefrom). EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

(b)
Each of the parties to this Agreement acknowledges and agrees that the rights of each party to consummate the Merger and the other transactions contemplated by this Agreement are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to any other available remedies a party may have in equity or at law, each party shall be entitled to enforce specifically the terms and provisions of this Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement without necessity of posting a bond or other form of security. In the event that any action or proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege or assert, and each party hereby waives the defense, that there is an adequate remedy at law.
9.6.   Notices.   All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery upon the party for whom it is intended, (b) by an internationally recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by facsimile or email (as set forth below), provided that the transmission of the facsimile or email is followed up within one Business Day by dispatch pursuant to one of the other methods described herein:
If to Parent or Merger Sub:
Amazon.com, Inc.
410 Terry Avenue North
Seattle, WA 98109
Attention:	General Counsel
Facsimile:	(206) 266-7010
with copies to (which shall not constitute notice):
Sullivan & Cromwell LLP
1888 Century Park East, Suite 2100
Los Angeles, CA 90067
Attention:	Eric Krautheimer
Facsimile:	(310) 407-2683
and
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention:	Krishna Veeraraghavan
Facsimile:	(212) 291-9519
If to the Company:
Whole Foods Market, Inc.
550 Bowie Street
Austin, TX 78703
Attention:	Heather Stern, General Counsel
Email:	heather.stern@wholefoods.com
with a copy to (which shall not constitute notice):
Wachtell, Lipton, Rosen & Katz
51 West 52 Street
New York, NY 10019
Attention:	Daniel A. Neff Trevor S. Norwitz Sabastian V. Niles
Facsimile:	(212) 403-2000
or to such other Person or addressees as has or have been designated in writing by the party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving party (w) upon actual receipt, if delivered personally,

(x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) upon confirmation of successful transmission if sent by facsimile and followed up within one Business Day by dispatch pursuant to one of the other methods described herein. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 9.6.
9.7.   Entire Agreement.   This Agreement (including any exhibits, annexes and schedules hereto) and the documents and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Disclosure Schedule, together with each other agreement entered into by or among any of Parent, Merger Sub and the Company as of the date of this Agreement that makes reference to this Section 9.7, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof, other than the Confidentiality Agreement.
9.8.   No Third Party Beneficiaries.   Except as provided in this Section 9.8, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided, that if, and only if, the Effective Time occurs, (a) the holders of Shares shall be third party beneficiaries of, and entitled to rely on, Section 4.1 (Effect of Capital Stock), (b) the holders of Company Options, Company Restricted Share Awards, Company RSU Awards and Company SARs shall be third party beneficiaries of, and entitled to rely on, Section 4.3 (Treatment of Stock-Based Awards; ESPP), (c) the D&O Indemnitees shall be third party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) and (d) to the extent applicable to the Financing Sources, the Financing Sources shall be third party beneficiaries of, and entitled to rely on, Sections 8.2(e) and 9.2. The parties hereto further agree that the rights of third party beneficiaries under the proviso of this Section 9.8 shall not arise unless and until the Effective Time occurs.
9.9.   Obligations of Parent and of the Company.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.
9.10.   Transfer Taxes.   Except as otherwise provided in Section 4.2(c)(iv), all transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees imposed with respect to the Merger or the transfer of Shares pursuant to the Merger shall be borne by Parent or the Company and expressly shall not be a liability of holders of Shares.
9.11.   Definitions.   Each of the terms set forth in Annex A is defined in the Section of this Agreement set forth opposite such term.
9.12.   Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
9.13.   Interpretation; Construction.
(a)
The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated.

(b)
If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee). The terms “provided to” or “made available to,” with respect to documents required to be provided by the Company to Parent or Merger Sub, include documents filed or furnished by the Company with the SEC as an exhibit after September 26, 2016 and prior to the date of this Agreement.

(c)
The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

9.14.   Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and permitted assigns. No party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other parties, except that Merger Sub may assign any and all of its rights under this Agreement, by written notice to the Company, to another wholly-owned direct or indirect Subsidiary of Parent to be a Constituent Corporation in lieu of Merger Sub, in which event all references to Merger Sub in this Agreement shall be deemed references to such other Subsidiary, except that all representations and warranties made in this Agreement with respect to Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Subsidiary as of the date of such designation; provided that (a) no assignment shall be permitted if such assignment would, or would reasonably be expected to, prevent or materially delay Parent or Merger Sub from performing their respective obligations under this Agreement or consummating the Merger and the other transactions contemplated by this Agreement, and (b) no assignment shall relieve Parent of any of its obligations pursuant to this Agreement. Any purported assignment in violation of this Agreement is void.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
AMAZON.COM, INC.
By:	/s/ Peter Krawiec
Name: Peter Krawiec
Title: Vice President
WHOLE FOODS MARKET, INC.
By:	/s/ John Mackey
Name: John Mackey
Title: Chief Executive Officer
WALNUT MERGER SUB, INC.
By:	/s/ Peter Krawiec
Name: Peter Krawiec
Title: Vice President
[Signature Page to Merger Agreement]

ANNEX A
DEFINED TERMS
Term	Section
Acquisition Proposal	6.2(d)
Action	5.1(g)(i)
Affiliate	5.1(c)(ii)
Agreement	Preamble
Alternative Acquisition Agreement	6.2(e)(vi)
Antitrust Laws	5.1(b)(iii)
Applicable Date	5.1(e)(i)
Benefit Plans	5.1(h)(i)
Book-Entry Share	4.1(a)
Business Day	1.2
Bylaws	2.2
Certificate of Merger	1.3
Change of Recommendation	6.2(e)(vi)
Charter	2.1
Chosen Courts	9.5(a)
Closing	1.2
Closing Date	1.2
Code	4.2(h)
Company	Preamble
Company 401(k) Plan	6.9(c)
Company Board	Recitals
Company Disclosure Schedule	5.1
Company Option	4.3(a)
Company Permits	5.1(i)(ii)(A)
Company Products	5.1(t)(ii)
Company Recommendation	5.1(c)(ii)
Company Reports	5.1(e)(i)
Company Restricted Share Award	4.3(b)
Company RSU Award	4.3(c)
Company SAR	4.3(d)
Company Shareholders Meeting	6.4(a)
Company Termination Fee	8.2(b)
Competition Act	5.1(d)(i)
Competition Bureau	6.5(d)
Confidentiality Agreement	6.6(b)
Constituent Corporations	Preamble
Continuing Employees	6.9(a)
Contract	5.1(d)(ii)
D&O Indemnitee	6.11(b)
D&O Insurance	6.11(c)(ii)
Debt Financing	6.16(b)
Debt Payoff	6.16(a)
Dissenting Shares	4.1(a)
DOJ	6.5(d)
Effective Time	1.3
Employees	5.1(h)(i)
Environmental Law	5.1(n)

A-A-1

Term	Section
ERISA	5.1(h)(i)
ERISA Affiliate	5.1(h)(v)
ERISA Plan	5.1(h)(ii)
ESPP	4.3(e)
ESPP Termination Date	4.3(e)
Exchange Act	5.1(d)(i)
Excluded Shares	4.1(a)
Expense Reimbursement	8.2(b)
FCPA	5.1(s)
Final Offering	4.3(e)
Financing Source	8.2(e)
FTC	6.5(d)
Government Official	5.1(s)
Governmental Authority	5.1(d)(i)
Hazardous Substance	5.1(n)
HSR Act	5.1(b)(iii)
Indenture	6.16(a)
Indenture Documents	6.16(a)
Insurance Policies	5.1(r)
Intellectual Property Rights	5.1(q)(vii)
Intervening Event	6.2(f)
IRS	5.1(h)(ii)
IT Assets	5.1(q)(vii)
Knowledge	5.1(g)(ii)
Laws	5.1(i)(i)(A)
Leased Real Property	5.1(l)(iii)(A)
Letter of Transmittal	4.2(c)(i)
Lien	5.1(l)(iii)(B)
Material Adverse Effect	5.1(a)(ii)
Material Contract	5.1(j)(i)
Material Real Property Leases	5.1(l)(iii)(F)
material weakness	5.1(e)(iii)
Merger	Recitals
Merger Consideration	4.1(a)
Merger Sub	Preamble
Multiemployer Plan	5.1(h)(ii)
NASDAQ	5.1(a)(F)
Non-U.S. Benefit Plans	5.1(h)(i)
Notes Assumption	6.16(a)
Notes Assumption Officer’s Certificate	6.16(a)
Order	7.1(c)
Outside Date	8.1(b)
Owned Intellectual Property	5.1(q)(vii)
Owned Real Property	5.1(l)(ii)
Parent	Preamble
Parent 401(k) Plan	6.9(c)
Paying Agent	4.2(a)
Payment Fund	4.2(b)
Permitted Liens	5.1(l)(iii)(C)

A-A-2

Term	Section
Person	4.2(e)
Personal Information	5.1(q)(vii)
Preferred Shares	5.1(b)(i)
Proxy Statement	6.3(a)
Real Property	5.1(l)(iii)(D)
Real Property Leases	5.1(l)(iii)(E)
Registered	5.1(q)(vii)
Registered Intellectual Property	5.1(q)(vii)
Representatives	6.2(a)
Requisite Company Vote	5.1(c)(i)
SEC	5.1(e)(i)
Securities Act	5.1(e)(i)
Share Certificate	4.1(a)
Shares	Recitals
significant deficiency	5.1(e)(iii)
Significant Supplier	5.1(k)
Specified Contract	5.1(j)(vi)
Stock Plan	5.1(b)(i)
Subsidiary	5.1(a)(i)
Superior Proposal	6.2(d)
Surviving Corporation	1.1
Tail Period	6.11(c)(ii)
Takeover Statute	5.1(m)
Tax	5.1(o)
Tax Return	5.1(o)
TBOC	Recitals
Termination Payment	8.2(c)
Trademarks	5.1(q)(vii)
U.S. Benefit Plans	5.1(h)(ii)
U.S. GAAP	5.1(a)(ii)(C)
willful and material breach	8.2(a)

A-A-3

EXHIBIT A
AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
WHOLE FOODS MARKET, INC.
ARTICLE 1. NAME
The name of this corporation is Whole Foods Market, Inc.
ARTICLE 2. REGISTERED OFFICE AND AGENT
The address of the registered office of this corporation is 211 E. 7th Street, Suite 620, Austin, Texas 78701-3218, and the name of its registered agent at such address is Corporation Service Company.
ARTICLE 3. PURPOSES
The purpose of this corporation is to engage in any and all lawful business for which a for-profit corporation may be organized under the Texas Business Organizations Code.
ARTICLE 4. SHARES
The total number of shares the corporation is authorized to issue is 100 shares of common stock having a par value of  $.01 per share.
ARTICLE 5. BYLAWS
The Board of Directors shall have the power to adopt, amend or repeal the Bylaws for this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to adopt, amend or repeal the Bylaws for this corporation.
ARTICLE 6. DIRECTORS
Written ballots are not required in the election of Directors. The number of directors constituting the Board of Directors shall be provided for in the Bylaws for this corporation. The names and addresses of the persons who are now serving as Directors of this corporation are:
Name	Address
[●]	[●]
ARTICLE 7. WRITTEN CONSENT OF SHAREHOLDERS
Any action required by the Texas Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if one or more written consents setting forth the action so taken shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.
ARTICLE 8. PREEMPTIVE RIGHTS
Preemptive rights shall not exist with respect to shares of stock or securities convertible into shares of stock of this corporation.
ARTICLE 9. CUMULATIVE VOTING
The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

ARTICLE 10. AMENDMENTS TO CERTIFICATE OF FORMATION
This corporation reserves the right to amend or repeal any of the provisions contained in this Certificate of Formation in any manner now or hereafter permitted by law, and the rights of the shareholders of this corporation are granted subject to this reservation.
ARTICLE 11. LIMITATION OF DIRECTOR LIABILITY
No Director of this corporation shall be liable to this corporation or its shareholders for an act or omission in such capacity as a Director except liability resulting from:
1.
A breach of the Director’s duty of loyalty to this corporation or its shareholders;

2.
An act or omission not in good faith that involves intentional misconduct or a knowing violation of the law;

3.
A transaction from which the Director receives an improper benefit, whether or not the benefit resulted from an action taken within the scope of the Director’s office;

4.
An act or omission for which the liability of the Director is expressly provided for by a statute; or

5.
An act related to an unlawful stock repurchase or payment of a dividend.

ARTICLE 12. INDEMNIFICATION
This corporation shall, to the full extent permitted by applicable law, indemnify any person who was or is a party to or is threated to be made a party to any threatened, pending or contemplated action, suit or proceeding by reason of the fact that such person is or was an officer or Director of this corporation.
ARTICLE 13. BUSINESS COMBINATIONS WITH AFFILIATED SHAREHOLDERS
This corporation expressly elects not to be governed by Title 2, Chapter 21 Subchapter M of the Texas Business Organizations Code.
******

ANNEX B
OPINION OF EVERCORE GROUP L.L.C.
June 15, 2017
The Board of Directors of
Whole Foods Market, Inc.
550 Bowie Street
Austin, TX 78703
Members of the Board of Directors:
We understand that Whole Foods Market, Inc., a Texas corporation (the “Company”), proposes to enter into an Agreement and Plan of Merger, dated as of the date hereof  (the “Merger Agreement”), with Amazon.com, Inc., a Delaware corporation (“Parent”), and Walnut Merger Sub, Inc., a Texas corporation and wholly owned subsidiary of Parent (“Merger Sub”), that provides for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company, pursuant to which the Company will become a wholly owned subsidiary of Parent. As a result of the Merger, each outstanding share of the common stock, no par value, of the Company (the “Company Common Stock”), other than (i) shares owned by Parent, Merger Sub, the Company or any other direct or indirect subsidiary of Parent or the Company, in each case not held on behalf of third parties, and (ii) Dissenting Shares (as defined in the Merger Agreement), will be converted into the right to receive $42.00 per share in cash, without interest (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement and terms used herein and not defined herein shall have the meanings ascribed thereto in the Merger Agreement.
The Board of Directors has asked us whether, in our opinion, the Merger Consideration is fair, from a financial point of view, to the holders of shares of Company Common Stock entitled to receive such Merger Consideration.
In connection with rendering our opinion, we have, among other things:
(i)
reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including publicly available research analysts’ estimates;

(ii)
reviewed certain non-public historical financial statements and other non-public historical financial and operating data relating to the Company prepared and furnished to us by management of the Company;

(iii)
reviewed certain non-public projected financial data relating to the Company prepared and furnished to us by management of the Company;

(iv)
reviewed certain non-public historical and projected operating data relating to the Company prepared and furnished to us by management of the Company;

(v)
discussed the past and current operations, financial projections and current financial condition of the Company with management of the Company (including their views on the risks and uncertainties of achieving such projections);

(vi)
reviewed the reported prices and the historical trading activity of the Company Common Stock;

(vii)
compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;

(viii)
compared the financial performance of the Company and the valuation multiples relating to the Merger with those of certain other transactions that we deemed relevant;

Letter to the Board of Directors
June 15, 2017

(ix)
reviewed a substantially final draft dated June 14, 2017 of the Merger Agreement; and

(x)
performed such other analyses and examinations and considered such other factors that we deemed appropriate.

For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. With respect to the projected financial data relating to the Company referred to above, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company. We express no view as to any projected financial data relating to the Company or the assumptions on which they are based.
For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without material waiver or modification thereof and that the final Merger Agreement will conform to the draft reviewed by us. We have further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger or materially reduce the benefits to the holders of the Company Common Stock of the Merger.
We have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.
We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the holders of the Company Common Stock, from a financial point of view, of the Merger Consideration. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Merger Consideration or otherwise. We have assumed that any modification to the structure of the Merger will not vary in any respect material to our analysis. Our opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger. This letter, and our opinion, does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Merger, including as to how any holder of shares of Company Common Stock should vote or act in respect of the Merger. We express no opinion herein as to the price at which shares of the Company will trade at any time. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.
We will receive a fee for our services upon the rendering of this opinion. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. We will also be entitled to receive a success fee if the Merger is consummated. Prior to this engagement, we, Evercore Group L.L.C., and its affiliates provided financial advisory services to the Company and had received fees for the rendering of these services including the reimbursement of expenses. During the two

Letter to the Board of Directors
June 15, 2017

year period prior to the date hereof, no material relationship existed between Evercore Group L.L.C. and its affiliates and Parent pursuant to which compensation was received by Evercore Group L.L.C. or its affiliates as a result of such a relationship. We may provide financial or other services to Parent in the future and in connection with any such services we may receive compensation.
In the ordinary course of business, Evercore Group L.L.C. or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of the Company, Parent and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.
This letter, and the opinion expressed herein is addressed to, and for the information and benefit of, the Board of Directors in connection with their evaluation of the proposed Transaction. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the holders of the shares of Company Common Stock entitled to receive such Merger Consideration.
Very truly yours,
/s/ Evercore Group L.L.C.
EVERCORE GROUP L.L.C.

ANNEX C
DISSENTERS’ RIGHTS PROVISIONS OF THE TEXAS BUSINESS ORGANIZATIONS CODE
SUBCHAPTER H. RIGHTS OF DISSENTING OWNERS
Sec. 10.351.   APPLICABILITY OF SUBCHAPTER.
(a)This subchapter does not apply to a fundamental business transaction of a domestic entity if, immediately before the effective date of the fundamental business transaction, all of the ownership interests of the entity otherwise entitled to rights to dissent and appraisal under this code are held by one owner or only by the owners who approved the fundamental business transaction.
(b)This subchapter applies only to a “domestic entity subject to dissenters’ rights,” as defined in Section 1.002. That term includes a domestic for-profit corporation, professional corporation, professional association, and real estate investment trust. Except as provided in Subsection (c), that term does not include a partnership or limited liability company.
(c)The governing documents of a partnership or a limited liability company may provide that its owners are entitled to the rights of dissent and appraisal provided by this subchapter, subject to any modification to those rights as provided by the entity’s governing documents.
Sec. 10.352.   DEFINITIONS. In this subchapter:
(1)“Dissenting owner” means an owner of an ownership interest in a domestic entity subject to dissenters’ rights who:
(A)
provides notice under Section 10.356; and

(B)
complies with the requirements for perfecting that owner’s right to dissent under this subchapter.

(2)“Responsible organization” means:
(A)
the organization responsible for:

(i)
the provision of notices under this subchapter; and

(ii)
the primary obligation of paying the fair value for an ownership interest held by a dissenting owner;

(B)
with respect to a merger or conversion:

(i)
for matters occurring before the merger or conversion, the organization that is merging or converting; and

(ii)
for matters occurring after the merger or conversion, the surviving or new organization that is primarily obligated for the payment of the fair value of the dissenting owner’s ownership interest in the merger or conversion;

(C)
with respect to an interest exchange, the organization the ownership interests of which are being acquired in the interest exchange; and

(D)
with respect to the sale of all or substantially all of the assets of an organization, the organization the assets of which are to be transferred by sale or in another manner.

Sec. 10.353.   FORM AND VALIDITY OF NOTICE.
(a)Notice required under this subchapter:
(1)
must be in writing; and

(2)
may be mailed, hand-delivered, or delivered by courier or electronic transmission.

(b)Failure to provide notice as required by this subchapter does not invalidate any action taken.

Sec. 10.354.   RIGHTS OF DISSENT AND APPRAISAL.
(a)Subject to Subsection (b), an owner of an ownership interest in a domestic entity subject to dissenters’ rights is entitled to:
(1)
dissent from:

(A)
a plan of merger to which the domestic entity is a party if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of merger;

(B)
a sale of all or substantially all of the assets of the domestic entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the sale;

(C)
a plan of exchange in which the ownership interest of the owner is to be acquired;

(D)
a plan of conversion in which the domestic entity is the converting entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of conversion;

(E)
a merger effected under Section 10.006 in which:

(i)
The owner is entitled to vote on the merger; or

(ii)
the ownership interest of the owner is converted or exchanged; or

(F)
a merger effected under Section 21.459(c) in which the shares of the shareholders are converted or exchanged; and

(2)
subject to compliance with the procedures set forth in this subchapter, obtain the fair value of that ownership interest through an appraisal.

(b)Notwithstanding Subsection (a), subject to Subsection (c), an owner may not dissent from a plan of merger or conversion in which there is a single surviving or new domestic entity or non-code organization, or from a plan of exchange, if:
(1)
the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A)
listed on a national securities exchange; or

(B)
held of record by at least 2,000 owners;

(2)
the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3)
the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A)
ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i)
listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or

(ii)
held of record by at least 2,000 owners;

(B)
cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C)
any combination of the ownership interests and cash described by Paragraphs (A) and (B).

(c)Subsection (b) shall not apply either to a domestic entity that is a subsidiary with respect to a merger under Section 10.006 or to a corporation with respect to a merger under Section 21.459(c).
Sec. 10.355.   NOTICE OF RIGHT OF DISSENT AND APPRAISAL.
(a)A domestic entity subject to dissenters’ rights that takes or proposes to take an action regarding which an owner has a right to dissent and obtain an appraisal under Section 10.354 shall notify each affected owner of the owner’s rights under that section if:
(1)
the action or proposed action is submitted to a vote of the owners at a meeting; or

(2)
approval of the action or proposed action is obtained by written consent of the owners instead of being submitted to a vote of the owners.

(b)If a parent organization effects a merger under Section 10.006 and a subsidiary organization that is a party to the merger is a domestic entity subject to dissenters’ rights, the responsible organization shall notify the owners of that subsidiary organization who have a right to dissent to the merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. The notice must also include a copy of the certificate of merger and a statement that the merger has become effective.
(b-1)If a corporation effects a merger under Section 21.459(c), the responsible organization shall notify the shareholders of that corporation who have a right to dissent to the plan of merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. Notice required under this subsection that is given to shareholders before the effective date of the merger may, but is not required to, contain a statement of the merger’s effective date. If the notice is not given to the shareholders until on or after the effective date of the merger, the notice must contain a statement of the merger’s effective date.
(c)A notice required to be provided under Subsection (a), (b), or (b-1) must:
(1)
be accompanied by a copy of this subchapter; and

(2)
advise the owner of the location of the responsible organization’s principal executive offices to which a notice required under Section 10.356(b)(1) or a demand under Section 10.356(b)(3), or both, may be provided.

(d)In addition to the requirements prescribed by Subsection (c), a notice required to be provided:
(1)
under Subsection (a)(1) must accompany the notice of the meeting to consider the action;

(2)
under Subsection (a)(2) must be provided to:

(A)
each owner who consents in writing to the action before the owner delivers the written consent; and

(B)
each owner who is entitled to vote on the action and does not consent in writing to the action before the 11th day after the date the action takes effect; and

(3)
under Subsection (b-1) must be provided:

(A)
if given before the consummation of the tender or exchange offer described by Section 21.459(c)(2), to each shareholder to whom that offer is made; or

(B)
if given after the consummation of the tender or exchange offer described by Section 21.459(c)(2), to each shareholder who did not tender the shareholder’s shares in that offer.

(e)Not later than the 10th day after the date an action described by Subsection (a)(1) takes effect, the responsible organization shall give notice that the action has been effected to each owner who voted against the action and sent notice under Section 10.356(b)(1).
(f)If the notice given under Subsection (b-1) did not include a statement of the effective date of the merger, the responsible organization shall, not later than the 10th day after the effective date, give a second notice to the shareholders notifying them of the merger’s effective date. If the second notice is given after the later of the date on which the tender or exchange offer described by Section 21.459(c)(2) is consummated or the 20th day after the date notice under Subsection (b-1) is given, then the second notice is required to be given to only those shareholders who have made a demand under Section 10.356(b)(3).
Sec. 10.356.
PROCEDURE FOR DISSENT BY OWNERS AS TO ACTIONS; PERFECTION OF RIGHT OF DISSENT AND APPRAISAL.

(a)An owner of an ownership interest of a domestic entity subject to dissenters’ rights who has the right to dissent and appraisal from any of the actions referred to in Section 10.354 may exercise that right to dissent and appraisal only by complying with the procedures specified in this subchapter. An owner’s right of dissent and appraisal under Section 10.354 may be exercised by an owner only with respect to an ownership interest that is not voted in favor of the action.
(b)To perfect the owner’s rights of dissent and appraisal under Section 10.354, an owner:
(1)
if the proposed action is to be submitted to a vote of the owners at a meeting, must give to the domestic entity a written notice of objection to the action that:

(A)
is addressed to the entity’s president and secretary;

(B)
states that the owner’s right to dissent will be exercised if the action takes effect;

(C)
provides an address to which notice of effectiveness of the action should be delivered or mailed; and

(D)
is delivered to the entity’s principal executive offices before the meeting;

(2)
with respect to the ownership interest for which the rights of dissent and appraisal are sought:

(A)
must vote against the action if the owner is entitled to vote on the action and the action is approved at a meeting of the owners; and

(B)
may not consent to the action if the action is approved by written consent; and

(3)
must give to the responsible organization a demand in writing that:

(A)
is addressed to the president and secretary of the responsible organization;

(B)
demands payment of the fair value of the ownership interests for which the rights of dissent and appraisal are sought;

(C)
provides to the responsible organization an address to which a notice relating to the dissent and appraisal procedures under this subchapter may be sent;

(D)
states the number and class of the ownership interests of the domestic entity owned by the owner and the fair value of the ownership interests as estimated by the owner; and

(E)
is delivered to the responsible organization at its principal executive offices at the following time:

(i)
not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(e) that the action has taken effect, if the action was approved by a vote of the owners at a meeting;

(ii)
not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(d)(2) that the action has taken effect, if the action was approved by the written consent of the owners;

(iii)
not later than the 20th day after the date the responsible organization sends to the owner a notice that the merger was effected, if the action is a merger effected under Section 10.006; or

(iv)
not later than the 20th day after the date the responsible organization gives to the shareholder the notice required by Section 10.355(b-1) or the date of the consummation of the tender or exchange offer described by Section 21.459(c)(2), whichever is later, if the action is a merger effected under Section 21.459(c).

(c)An owner who does not make a demand within the period required by Subsection (b)(3)(E) or, if Subsection (b)(1) is applicable, does not give the notice of objection before the meeting of the owners is bound by the action and is not entitled to exercise the rights of dissent and appraisal under Section 10.354.
(d)Not later than the 20th day after the date an owner makes a demand under Subsection (b)(3), the owner must submit to the responsible organization any certificates representing the ownership interest to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of an ownership interest has been made under this section. An owner’s failure to submit the certificates within the required period has the effect of terminating, at the option of the responsible organization, the owner’s rights to dissent and appraisal under Section 10.354 unless a court, for good cause shown, directs otherwise.
(e)If a domestic entity and responsible organization satisfy the requirements of this subchapter relating to the rights of owners of ownership interests in the entity to dissent to an action and seek appraisal of those ownership interests, an owner of an ownership interest who fails to perfect that owner’s right of dissent in accordance with this subchapter may not bring suit to recover the value of the ownership interest or money damages relating to the action.
Sec. 10.357.
WITHDRAWAL OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.

(a)An owner may withdraw a demand for the payment of the fair value of an ownership interest made under Section 10.356 before:
(1)
payment for the ownership interest has been made under Sections 10.358 and 10.361; or

(2)
a petition has been filed under Section 10.361.

(b)Unless the responsible organization consents to the withdrawal of the demand, an owner may not withdraw a demand for payment under Subsection (a) after either of the events specified in Subsections (a)(1) and (2).
Sec. 10.358.
RESPONSE BY ORGANIZATION TO NOTICE OF DISSENT AND DEMAND FOR FAIR VALUE BY DISSENTING OWNER.

(a)Not later than the 20th day after the date a responsible organization receives a demand for payment made by a dissenting owner in accordance with Section 10.356(b)(3), the responsible organization shall respond to the dissenting owner in writing by:
(1)
accepting the amount claimed in the demand as the fair value of the ownership interests specified in the notice; or

(2)
rejecting the demand and including in the response the requirements prescribed by Subsection (c).

(b)If the responsible organization accepts the amount claimed in the demand, the responsible organization shall pay the amount not later than the 90th day after the date the action that is the subject of the demand was effected if the owner delivers to the responsible organization:
(1)
endorsed certificates representing the ownership interests if the ownership interests are certificated; or

(2)
signed assignments of the ownership interests if the ownership interests are uncertificated.

(c)If the responsible organization rejects the amount claimed in the demand, the responsible organization shall provide to the owner:
(1)
an estimate by the responsible organization of the fair value of the ownership interests; and

(2)
an offer to pay the amount of the estimate provided under Subdivision (1).

(d)If the dissenting owner decides to accept the offer made by the responsible organization under Subsection (c)(2), the owner must provide to the responsible organization notice of the acceptance of the offer not later than the 90th day after the date the action that is the subject of the demand took effect.
(e)If, not later than the 90th day after the date the action that is the subject of the demand took effect, a dissenting owner accepts an offer made by a responsible organization under Subsection (c)(2) or a dissenting owner and a responsible organization reach an agreement on the fair value of the ownership interests, the responsible organization shall pay the agreed amount not later than the 120th day after the date the action that is the subject of the demand took effect, if the dissenting owner delivers to the responsible organization:
(1)
endorsed certificates representing the ownership interests if the ownership interests are certificated; or

(2)
signed assignments of the ownership interests if the ownership interests are uncertificated.

Sec. 10.359.
RECORD OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.

(a)A responsible organization shall note in the organization’s ownership interest records maintained under Section 3.151 the receipt of a demand for payment from any dissenting owner made under Section 10.356.
(b)If an ownership interest that is the subject of a demand for payment made under Section 10.356 is transferred, a new certificate representing that ownership interest must contain:
(1)
a reference to the demand; and

(2)
the name of the original dissenting owner of the ownership interest.

Sec. 10.360.
RIGHTS OF TRANSFEREE OF CERTAIN OWNERSHIP INTEREST.

A transferee of an ownership interest that is the subject of a demand for payment made under Section 10.356 does not acquire additional rights with respect to the responsible organization following the transfer. The transferee has only the rights the original dissenting owner had with respect to the responsible organization after making the demand.
Sec. 10.361.
PROCEEDING TO DETERMINE FAIR VALUE OF OWNERSHIP INTEREST AND OWNERS ENTITLED TO PAYMENT; APPOINTMENT OF APPRAISERS.

(a)If a responsible organization rejects the amount demanded by a dissenting owner under Section 10.358 and the dissenting owner and responsible organization are unable to reach an agreement relating to the fair value of the ownership interests within the period prescribed by Section 10.358(d), the dissenting owner or responsible organization may file a petition requesting a finding and determination of the fair value of the owner’s ownership interests in a court in:
(1)
the county in which the organization’s principal office is located in this state; or

(2)
the county in which the organization’s registered office is located in this state, if the organization does not have a business office in this state.

(b)A petition described by Subsection (a) must be filed not later than the 60th day after the expiration of the period required by Section 10.358(d).
(c)On the filing of a petition by an owner under Subsection (a), service of a copy of the petition shall be made to the responsible organization. Not later than the 10th day after the date a responsible organization receives service under this subsection, the responsible organization shall file with the clerk of the court in which the petition was filed a list containing the names and addresses of each owner of the organization who has demanded payment for ownership interests under Section 10.356 and with whom agreement as to the value of the ownership interests has not been reached with the responsible organization. If the responsible organization files a petition under Subsection (a), the petition must be accompanied by this list.
(d)The clerk of the court in which a petition is filed under this section shall provide by registered mail notice of the time and place set for the hearing to:
(1)
the responsible organization; and

(2)
each owner named on the list described by Subsection (c) at the address shown for the owner on the list.

(e)The court shall:
(1)
determine which owners have:

(A)
perfected their rights by complying with this subchapter; and

(B)
become subsequently entitled to receive payment for the fair value of their ownership interests; and

(2)
appoint one or more qualified appraisers to determine the fair value of the ownership interests of the owners described by Subdivision (1).

(f)The court shall approve the form of a notice required to be provided under this section. The judgment of the court is final and binding on the responsible organization, any other organization obligated to make payment under this subchapter for an ownership interest, and each owner who is notified as required by this section.
(g)The beneficial owner of an ownership interest subject to dissenters’ rights held in a voting trust or by a nominee on the beneficial owner’s behalf may file a petition described by Subsection (a) if no agreement between the dissenting owner of the ownership interest and the responsible organization has been reached within the period prescribed by Section 10.358(d). When the beneficial owner files a petition described by Subsection (a):
(1)
the beneficial owner shall at that time be considered, for purposes of this subchapter, the owner, the dissenting owner, and the holder of the ownership interest subject to the petition; and

(2)
the dissenting owner who demanded payment under Section 10.356 has no further rights regarding the ownership interest subject to the petition.

Sec. 10.362.
COMPUTATION AND DETERMINATION OF FAIR VALUE OF OWNERSHIP INTEREST.

(a)For purposes of this subchapter, the fair value of an ownership interest of a domestic entity subject to dissenters’ rights is the value of the ownership interest on the date preceding the date of the action that is the subject of the appraisal. Any appreciation or depreciation in the value of the ownership interest occurring in anticipation of the proposed action or as a result of the action must be specifically excluded from the computation of the fair value of the ownership interest.
(b)In computing the fair value of an ownership interest under this subchapter, consideration must be given to the value of the domestic entity as a going concern without including in the computation of value any control premium, any minority ownership discount, or any discount for lack of marketability. If the domestic entity has different classes or series of ownership interests, the relative rights and preferences of and limitations placed on the class or series of ownership interests, other than relative voting rights, held by the dissenting owner must be taken into account in the computation of value.

(c)The determination of the fair value of an ownership interest made for purposes of this subchapter may not be used for purposes of making a determination of the fair value of that ownership interest for another purpose or of the fair value of another ownership interest, including for purposes of determining any minority or liquidity discount that might apply to a sale of an ownership interest.
Sec. 10.363.
POWERS AND DUTIES OF APPRAISER; APPRAISAL PROCEDURES.

(a)An appraiser appointed under Section 10.361 has the power and authority that:
(1)
is granted by the court in the order appointing the appraiser; and

(2)
may be conferred by a court to a master in chancery as provided by Rule 171, Texas Rules of Civil Procedure.

(b)The appraiser shall:
(1)
determine the fair value of an ownership interest of an owner adjudged by the court to be entitled to payment for the ownership interest; and

(2)
file with the court a report of that determination.

(c)The appraiser is entitled to examine the books and records of a responsible organization and may conduct investigations as the appraiser considers appropriate. A dissenting owner or responsible organization may submit to an appraiser evidence or other information relevant to the determination of the fair value of the ownership interest required by Subsection (b)(1).
(d)The clerk of the court appointing the appraiser shall provide notice of the filing of the report under Subsection (b) to each dissenting owner named in the list filed under Section 10.361 and the responsible organization.
Sec. 10.364.
OBJECTION TO APPRAISAL; HEARING.

(a)A dissenting owner or responsible organization may object, based on the law or the facts, to all or part of an appraisal report containing the fair value of an ownership interest determined under Section 10.363(b).
(b)If an objection to a report is raised under Subsection (a), the court shall hold a hearing to determine the fair value of the ownership interest that is the subject of the report. After the hearing, the court shall require the responsible organization to pay to the holders of the ownership interest the amount of the determined value with interest, accruing from the 91st day after the date the applicable action for which the owner elected to dissent was effected until the date of the judgment.
(c)Interest under Subsection (b) accrues at the same rate as is provided for the accrual of prejudgment interest in civil cases.
(d)The responsible organization shall:
(1)
immediately pay the amount of the judgment to a holder of an uncertificated ownership interest; and

(2)
pay the amount of the judgment to a holder of a certificated ownership interest immediately after the certificate holder surrenders to the responsible organization an endorsed certificate representing the ownership interest.

(e)On payment of the judgment, the dissenting owner does not have an interest in the:
(1)
ownership interest for which the payment is made; or

(2)
responsible organization with respect to that ownership interest.

Sec. 10.365.
COURT COSTS; COMPENSATION FOR APPRAISER.

(a)An appraiser appointed under Section 10.361 is entitled to a reasonable fee payable from court costs.

(b)All court costs shall be allocated between the responsible organization and the dissenting owners in the manner that the court determines to be fair and equitable.
Sec. 10.366.
STATUS OF OWNERSHIP INTEREST HELD OR FORMERLY HELD BY DISSENTING OWNER.

(a)An ownership interest of an organization acquired by a responsible organization under this subchapter:
(1)
in the case of a merger, conversion, or interest exchange, shall be held or disposed of as provided in the plan of merger, conversion, or interest exchange; and

(2)
in any other case, may be held or disposed of by the responsible organization in the same manner as other ownership interests acquired by the organization or held in its treasury.

(b)An owner who has demanded payment for the owner’s ownership interest under Section 10.356 is not entitled to vote or exercise any other rights of an owner with respect to the ownership interest except the right to:
(1)
receive payment for the ownership interest under this subchapter; and

(2)
bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent.

(c)An ownership interest for which payment has been demanded under Section 10.356 may not be considered outstanding for purposes of any subsequent vote or action.
Sec. 10.367.
RIGHTS OF OWNERS FOLLOWING TERMINATION OF RIGHT OF DISSENT.

(a)The rights of a dissenting owner terminate if:
(1)
the owner withdraws the demand under Section 10.356;

(2)
the owner’s right of dissent is terminated under Section 10.356;

(3)
a petition is not filed within the period required by Section 10.361; or

(4)
after a hearing held under Section 10.361, the court adjudges that the owner is not entitled to elect to dissent from an action under this subchapter.

(b)On termination of the right of dissent under this section:
(1)
the dissenting owner and all persons claiming a right under the owner are conclusively presumed to have approved and ratified the action to which the owner dissented and are bound by that action;

(2)
the owner’s right to be paid the fair value of the owner’s ownership interests ceases;

(3)
the owner’s status as an owner of those ownership interests is restored, as if the owner’s demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner’s ownership interests were not canceled, converted, or exchanged as a result of the action or a subsequent action;

(4)
the dissenting owner is entitled to receive the same cash, property, rights, and other consideration received by owners of the same class and series of ownership interests held by the owner, as if the owner’s demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner’s ownership interests were canceled, converted, or exchanged as a result of the action or a subsequent action;

(5)
any action of the domestic entity taken after the date of the demand for payment by the owner under Section 10.356 will not be considered ineffective or invalid because of the restoration of the owner’s ownership interests or the other rights or entitlements of the owner under this subsection; and

(6)
the dissenting owner is entitled to receive dividends or other distributions made after the date of the owner’s payment demand under Section 10.356, to owners of the same class and series of ownership interests held by the owner as if the demand had not been made, subject to any change in or adjustment to the ownership interests because of an action taken by the domestic entity after the date of the demand.

Sec. 10.368.
EXCLUSIVITY OF REMEDY OF DISSENT AND APPRAISAL.

In the absence of fraud in the transaction, any right of an owner of an ownership interest to dissent from an action and obtain the fair value of the ownership interest under this subchapter is the exclusive remedy for recovery of:
(1)
the value of the ownership interest; or

(2)
money damages to the owner with respect to the action.

FORM OF PRELIMINARY PROXYImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com DETACH AND RETURN THIS PORTION ONLYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFWHOLE FOODS MARKET, INC.FOR THE SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON AUGUST 23, 2017The undersigned, revoking all prior proxies, hereby appoints John Mackey, Heather Stern and Albert Percival, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Whole Foods Market, Inc. held of record by the undersigned on July 19, 2017 at the Special Meeting of Shareholders to be held on August 23, 2017 at 8:30 a.m., local time, at the Company’s headquarters located at 550 Bowie Street, Austin, texas 78703, and any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED AND, IN THE DISCRETION OF JOHN MACKEY, HEATHER STERN AND ALBERT PERCIVAL, ON ANY OTHER ITEMS THAT PRESENTED AT THE SPECIAL MEETING. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.(Continued and to be signed on the reverse side)

WHOLE FOODS MARKET, INC. 550 BOWIE STREET AUSTIN, TEXAS 78703 VOTE BY INTERNET – www.ProxyVote.com You can vote online at www.ProxyVote.com. You will need the 12-digit control number on the proxy card. VOTE BY PHONE You can vote by telephone by viewing the proxy materials at www.ProxyVote.com and using a touch-tone phone and the toll-free number provided at that time. You can also use a telephone to request a paper copy of the proxy materials. VOTE BY MAIL You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the postage-paid envelope. VOTE IN PERSON You can vote in person at the special meeting. Please refer to the section entitled “The Special Meeting — Date, Time and Place of the Special Meeting” for further information regarding attending the special meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED WHOLE FOODS MARKET, INC. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS: 1. Proposal to approve the Agreement and Plan of Merger (the “merger agreement”), dated as of June 15, 2017, by and among Amazon.com, Inc., Walnut Merger Sub, Inc. (“Merger Sub”) and Whole Foods Market, Inc. (the “Company”), pursuant to which Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger. FOR☐ AGAINST ☐ ABSTAIN ☐ 2. Proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger. FOR ☐ AGAINST ☐ ABSTAIN ☐ 3. Proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to set the number of authorized shares of the Company’s common stock at 600 million. FOR ☐ AGAINST ☐ ABSTAIN ☐ 4. Proposal to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or in the absence of a quorum. FOR ☐ AGAINST ☐ ABSTAIN ☐ Please indicate if you plan to attend this meeting YES ☐ NO ☐ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature/Title (Joint Owners) Date